Exhibit 10.11

***Confidential Treatment Requested

SmartMeter Program Upgrade

Supply Agreement

Pacific Gas and Electric Company

Silver Spring Networks

Effective July 15, 2008

***	Certain omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, while the remaining omitted portions were granted confidential treatment pursuant to an order by the Securities and Exchange Commission.

PG&E/SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

1.		PREAMBLE

	1.1	BACKGROUND AND PURPOSE
	1.2	CONSTRUCTION OF PREAMBLE	2
	1.3	DEFINED TERMS	2
	1.4	STATEMENT OF WORK	2

2.		SUPPLY OF PRODUCTS	2

	2.1	SUPPLY OF PRODUCTS; SERVICES	2
	2.2	PRODUCT CHANGES AND MANUFACTURING CHANGES	3
	2.3	ADDITIONAL PRODUCT VOLUMES	3
	2.4	NEW PRODUCTS	3
	2.5	TRAINING	3
	2.6	INCORPORATION OF PRIOR PRODUCT SUPPLIES	3

3.		FORECASTING AND VOLUMES	4

	3.1	INVENTORY ORDERING AND MANAGEMENT	4
	3.2	ANNUAL FORECASTS	4
	3.3	PRODUCT ROADMAP	4
	3.4	KEY SUPPLIERS AND ALTERNATE SUPPLY SOURCES	4
	3.5	NO MINIMUM VOLUME	5

4.		ORDERING, DELIVERY, INSPECTION AND ACCEPTANCE TESTING	5

	4.1	PURCHASE ORDERS	5
	4.2	DELIVERY; TITLE; RISK OF Loss	6
	4.3	INSPECTION	6
	4.4	ACCEPTANCE TESTING	6
	4.5	LIQUIDATED DAMAGES AND ***	7
	4.6	CANCELLATION ANDRE-SCHEDULING	7
	4.7	CHANGE REQUEST	7

5.		DEPLOYMENT	8

	5.1	DEPLOYMENT OF SMARTMETER SYSTEM	8
	5.2	SYSTEM INTEGRATION	8
	5.3	ON-SITE PRODUCTION SUPPORT	9

6.		DESIGN AND CONSULTING SERVICES	9

	6.1	UPDATES TO NETWORK DESIGN	9
	6.2	ONGOING DESIGN AND CONSULTING SERVICES	9

7.		SOFTWARE MAINTENANCE AND SUPPORT SERVICES	10

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8.		PRODUCT SUPPORT TOOLS	10

9.		PAYMENT AND FEES	10

	9.1	INVOICING AND PAYMENT	10
	9.2	***	11
	9.3	NEW PRODUCTS	11

10.		GOVERNANCE	11

	10.1	GOVERNANCE	11

11.		QUALITY ASSURANCE	11

	11.1	CERTIFICATION	11
	11.2	PRODUCT PERFORMANCE METRICS	11
	11.3	ROOT CAUSE ANALYSIS	12
	11.4	PERFORMANCE ASSESSMENTS	12

12.		DOCUMENTATION	12

	12.1	PROVISION OF DOCUMENTATION	12
	12.2	PROVISION OF USER DOCUMENTATION	12
	12.3	TECHNICAL INFORMATION SERVICE	12
	12.4	PRODUCT NUMBERING AND LABELING	13

13.		TECHNOLOGY	13

	13.1	LICENSE GRANT	13
	13.2	SOFTWARE	14
	13.3	MANUFACTURING KNOW-HOW	14
	13.4	APIS AND COMMUNICATION PROTOCOL TECHNOLOGY	15
	13.5	***	15
	13.6	COVENANT	15

14.		ESCROW ARRANGEMENTS AND MANUFACTURING FEES	15

	14.1	ESCROW OF CERTAIN MATERIALS	15
	14.2	ESCROW OF MANUFACTURING KNOW-HOW AND SUPPLIER MATERIAL	15
	14.3	ESCROW OF SOURCE CODE	17
	14.4	OBLIGATIONS ON RELEASE OF ESCROWED MATERIALS	17

15.		OWNERSHIP OF MATERIALS	18

	15.1	PRODUCTS AND PRODUCT ENHANCEMENTS	18
	15.2	MANUFACTURING KNOW-HOW	19
	15.3	JOINTLY DEVELOPED WORK	19
	15.4	NO LIENS IN DELIVERABLES	19

16.		PRODUCT PERFORMANCE AND SERVICE WARRANTIES	19

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	16.1	PRODUCT AND SERVICE WARRANTIES	19
	16.2	SERVICES AND SUPPORT WARRANTIES	19

17.		GENERAL WARRANTIES	19

	17.1	MUTUAL WARRANTIES	19
	17.2	SSN WARRANTIES	20

18.		INDEMNIFICATION	20

	18.1	DEFINITIONS	20
	18.2	INDEMNITY FROM SSN	21
	18.3	INDEMNITY FROM PG&E
	18.4	REMEDIES FOR IP INFRINGEMENT	22
	18.5	INDEMNIFICATION PROCEDURES	22
	18.6	LIABILITY FOR ***	23

19.		LIMITATIONS OF LIABILITY	24

	19.1	MAXIMUM LIABILITY	24
	19.2	INCREASED MAXIMUM LIABILITY FOR CERTAIN CLAIMS	24
	19.3	NO SPECIAL DAMAGES	24

20.		TERM AND TERMINATION	24

	20.1	TERM	24
	20.2	TERMINATION BY PG&E	25
	20.3	TERMINATION BY SSN	25
	20.4	EFFECT OF TERMINATION	26
	20.5	NO DAMAGES AS A RESULT OF RIGHTFUL TERMINATION	26
	20.6	DISENGAGEMENT ASSISTANCE	26

21.		DATA SECURITY AND PROTECTION	27

	21.1	“PG&E DATA” DEFINED	27
	21.2	PG&E DATA, GENERALLY	27
	21.3	DATA SECURITY	27
	21.4	COMPLIANCE WITH DATA PRIVACY AND DATA PROTECTION LAWS, REGULATIONS, AND POLICIES	28

22.		CONFIDENTIALITY	28

	22.1	CONFIDENTIALITY	28
	22.2	NO IMPLIED RIGHTS	29
	22.3	COMPELLED DISCLOSURE	29
	22.4	CONFIDENTIAL TREATMENT OF THE AGREEMENT	29
	22.5	DISCLOSURE OF INFORMATION CONCERNING TAX TREATMENT	30
	22.6	RETURN OR DESTRUCTION	30
	22.7	DURATION OF CONFIDENTIALITY OBLIGATIONS	30
	22.8	ADDITIONAL PG&E CONFIDENTIAL INFORMATION	30
	22.9	PUBLICITY	31

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23.		AUDITS AND RECORDS	32

	23.1	PG&E AUDIT RIGHTS	32
	23.2	AUDIT FOLLOW-UP	33
	23.3	RECORDS RETENTION	33
	23.4	SSN AUDIT RIGHTS	33

24.		COMPLIANCE WITH POLICIES, PROCEDURES AND LEGAL REQUIREMENTS	34

	24.1	COMPLIANCE WITH PG&E POLICIES AND PROCEDURES	34
	24.2	LEGAL REQUIREMENTS	34
	24.3	NETWORK HARDWARE LOCATION
	24.4	GRATUITIES	35
	24.5	COSTS ASSOCIATED WITH COMPLIANCE WITH LEGAL REQUIREMENTS	35
	24.6	CERTAIN COMPLIANCE OBLIGATIONS RELATING TO SARBANES-OXLEY	35
	24.7	FURTHER COOPERATION	35

25.		SERVICES AND SAFETY	35

26.		SSN PERSONNEL	37

	26.1	GENERAL REQUIREMENTS FOR SSN PERSONNEL	37
	26.2	***
	26.3	WOMEN, MINORITY, AND DISABLED VETERAN BUSINESS ENTERPRISES	39

27.		SUBCONTRACTORS	40

28.		INSURANCE AND ***	40

	28.1	INSURANCE	40
	28.2	***	40

29.		DISPUTE RESOLUTION	40

	29.1	INFORMAL DISPUTE RESOLUTION	40
	29.2	CONTINUED PERFORMANCE	41
	29.3	EQUITABLE REMEDIES	41

30.		MISCELLANEOUS	42

	30.1	FORCE MAJEURE	42
	30.2	ASSIGNMENT	43
	30.3	PROVISION OF ***	43
	30.4	NOTICE OF ***	44
	30.5	ORDER OF PRECEDENCE	44
	30.6	GOVERNING LAW AND JURISDICTION	44
	30.7	SEVERABILITY	45
	30.8	AMENDMENTS	45
	30.9	INTERPRETATION	45
	30.10	SURVIVAL	45
	30.11	NOTICES	46

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30.12	WAIVERS	46
30.13	RELATIONSHIP	46
30.14	ENTIRE AGREEMENT; GOVERNING TERMS	47
30.15	COUNTERPARTS	47
30.16	***	47
30.17	DEFINITIONS	47

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedules and Annexes

SCHEDULES AND ANNEXES

A.	Technical Annexes

Annex A-1: SmartMeter Master Project Plan

Annex A-2: Statement of Work

Annex A-3: Product Documentation

Annex A-4: Third Party Products and IT Infrastructure Specifications

Annex A-5: Functional Requirements and Product Roadmap

Attachment A-5.1: SmartMeter System Performance Standards

Annex A-6: Service Territory

Annex A-7: List of SSN Products and Product Tools

Annex A-8: NIC/HAN Technical Specifications

B.	Pricing and Payment Terms

Annex B-1: Pricing Tables

C.	Minimum Lead Times

D.	Governance Framework and Processes

Annex D-1: Change Control Procedures

E.	Review, Testing and Acceptance Process for Deliverables

Annex E-1: Severity Levels and Response/Resolution Requirements

F.	Compensation for *** and ***

G.	Product and Service Warranties

H.	Software Maintenance And Support

I.	Security Requirements

J.	Approved Subcontractors and ***

K.	Non-Production Hosting Terms and Conditions

L.	Additional Policies and Procedures

Annex L-1: PG&E Policies

M.	Insurance

N.	Diversity Subcontracting Policy

EXHIBITS

Exhibit 1: Form of Escrow Agreement

Exhibit 2: ***

Exhibit 3: PG&E SmartMeter System Level Requirements

Exhibit 4: Test Strategy

Exhibit 5: PG&E IT Change Management Standard

PG&E/SSN Confidential

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SmartMeter Program Upgrade Supply Agreement (SSN)

GENERAL TERMS AND CONDITIONS

1.	PREAMBLE

1.1	Background and Purpose

The Agreement is made and entered into with reference to the following:

(a)

PG&E is one of the largest combination natural gas and electric utilities in the United States. Based in San Francisco, the company is a wholly owned subsidiary of PG&E Corporation. Its operations are regulated by the California Public Utilities Commission (“CPUC”), the Federal Energy Regulatory Commission, and other regulatory agencies.

(b)

PG&E intends to acquire and deploy radio frequency mesh technology (“RF Mesh”) and home area network (“HAN”) technology and solid state electric meters incorporating integrated service management switches capable of supporting disconnect, reconnect and load limitation functionality (“Meters”) for use in PG&E’s electric metering network (such technology is referred to as the “SmartMeter System” and such project is referred to as the “SmartMeter Upgrade Project”).

(c)

The SmartMeter Upgrade Project involves: (i) the acquisition, installation and operation of the RF Mesh, HAN and Meters for the capture, analysis, storage and processing of data from PG&E’s residential customers; (ii) the integration of those systems with PG&E’s existing systems; and (iii) the coordination of changes in key PG&E business processes. PG&E desires all of those activities be performed in a manner that delivers automated metering and other business functionality, and the associated financial, operational and other benefits expected from the SmartMeter Upgrade Project, without impairing PG&E’s ongoing operations, billing, and customer service.

(d)

PG&E will procure the installation of the SmartMeter Systems and Meters and the integration of such systems with PG&E’s existing systems through separate agreements with third party product and service providers. In particular, PG&E, SSN and a number of Meter suppliers have collaborated to develop a number of Meter options incorporating SSN’s RF Mesh and HAN technology.

(e)

SSN’s role and responsibilities under this Agreement will be to provide certain products comprising a portion of the SmartMeter System (as more fully described in the Annexes to Schedule A) and associated implementation support, training, documentation and other services as necessary to enable PG&E to implement the SmartMeter System. In respect to Meters, SSN will work closely with PG&E’s Meter suppliers to deliver integrated Meter, RF Mesh and HAN end point devices through contracts between PG&E and the Meter suppliers.

(f)	The SmartMeter Upgrade Project is being conducted in accordance with the CPUC’s 2002 Order Instituting Rulemaking (OIR) to improve demand response by retail customers in California.

(g)	The Agreement establishes the terms and conditions on which PG&E will, through the execution and delivery of Purchase Orders, purchase Products and Services from SSN.

PG&E/SSN Confidential

SMART METER PROGRAM UPGRADE

SUPPLY AGREEMENT

Between

1.	Pacific Gas and Electric Company (“PG&E”) a California corporation with offices at 77 Beale Street, San Francisco, California 94177; and

2.	Silver Spring Networks (“SSN”) a Delaware corporation with offices at 575 Broadway Street, Redwood City, California 94063.

Effective Date: July 23, 2008

This Smart Meter Program Upgrade Supply Agreement (the “Agreement”) consists of this signature page plus the attached GENERAL TERMS AND CONDITIONS and Schedules A through N.

Intending to be legally bound, each of the undersigned Parties has caused its duly authorized representative to execute the Agreement as of the Effective Date.

Pacific Gas and Electric Company By: /s/ Charles Tuiamugabo Printed: Charles Tuiamugabo Title: Sr. Director - Supply Chain Date: 7-23-2008	Silver Spring Networks By: /s/ Scott A. Lang Printed: Scott A. Lang Title: CEO Date: 7-23-2008

PG&E and SSN Confidential

1.2	Construction of Preamble

This preamble is intended to provide a general introduction to the Agreement. It is not intended to alter the plain meaning of the Agreement or to expand the scope of the Parties’ express obligations under it. However, to the extent the terms and conditions of the Agreement do not address a particular circumstance or are otherwise unclear or ambiguous, such terms and conditions are to be interpreted and construed so as to give full effect to the provisions of this preamble.

1.3	Defined Terms

Capitalized terms used in the Agreement are defined in Section 30.17 (Definitions) or in-place where the term is used and have the meanings given unless otherwise specified herein.

1.4	Statement of Work

(a)

The initial scopes of work to be performed by SSN (all of which collectively are referred to as the “Statement of Work”) are attached as Annex A-2. The Statement of Work may be updated or supplemented from time to time upon the mutual agreement of PG&E and SSN. SSN will perform and deliver the Products and Services to PG&E in accordance with the Statement of Work.

(b)

The Parties may execute additional scopes of work which will be incorporated into the Statement of Work, together with pricing tables applicable to those scopes of work which shall be incorporated into Schedule 8 (Pricing and Payment Terms).

(c)

The Statement of Work (including each additional scope of work agreed by the Parties) will be subject to and deemed to incorporate the terms and conditions of this Agreement as if fully included in the text of the Statement of Work from the effective date of each scope of work.

2.	SUPPLY OF PRODUCTS

2.1	Supply of Products; Services

(a)	Subject to PG&E’s payment of the applicable fees in accordance with this Agreement, SSN will:

(i)	sell to PG&E the Equipment and spare parts or other components ordered by PG&E through the issuance of Purchase Orders as described in Section 2.1(b);

(ii)	license to PG&E the Licensed Material; and

(iii)	provide PG&E with the Services (as defined in this Agreement), in accordance with the terms of this Agreement.

(b)

Subject to Section 4.1(d), PG&E agrees to purchase from SSN the Products and spare parts as ordered by PG&E pursuant to Purchase Orders. This Agreement will not be construed to limit PG&E’s right to negotiate or contract with any other vendors, suppliers, sellers, service providers or other third parties, nor will it be construed to limit PG&E’s right to obtain products or services from third parties.

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

(c)	PG&E and its Affiliates, shall have the right to purchase Products and Services under this Agreement.

2.2	Product Changes and Manufacturing Changes

(a)

*** The parties will follow the change control process to be agreed upon pursuant to Section 4(a)(ii) of Schedule D-1 (Change Control Procedures) with respect to any such change and SSN will *** in accordance with that agreed-upon process which ***. If SSN is unable to meet an Equipment delivery schedule due to the*** under this Section, then the date(s) for***delivery shall be *** PG&E’s approval of any change proposed by SSN does not, unless the parties expressly agree otherwise in writing, alter, invalidate or nullify the warranties provided in Schedule G (Product and Service Warranties).

(b)

If SSN makes a change of the type identified in Section 2.2(a), PG&E shall have the right to conduct acceptance testing of the changed Products, manufacturer and/or manufacturing process prior to delivery in accordance with the acceptance testing processes set forth in the Statement of Work and Schedule E (Review, Testing and Acceptance Process for Deliverables). Without limitation to any other remedies that may be available to PG&E, PG&E shall have the right to reject the new Products if the new Products do not pass acceptance testing.

2.3	Additional Product Volumes

SSN will sell to PG&E additional Products as needed by PG&E to support the maintenance, operation and expansion of the SmartMeter System during the Service Period.

2.4	New Products

SSN will *** work with PG&E to develop new product offerings related to the Products and to evolve the existing Products as necessary to meet PG&E’s evolving business objectives throughout the Deployment Period. SSN will review PG&E’s proposals, and the Parties will use Commercially Reasonable Efforts to determine a mutually agreeable scope, responsibilities, fees and timing for any such potential project.

2.5	Training

SSN will provide training to PG&E and the SmartMeter Suppliers as more fully described in the Statement of Work to enable PG&E to install, operate and maintain the SmartMeter System.

2.6	Incorporation of Prior Product Supplies

Any Products and Services provided by SSN to PG&E pursuant to the Testing Agreement entered into by the Parties on November 19, 2007 are deemed to have been provided to PG&E under this Agreement and pursuant to the terms hereof, including Section 4.5 (Liquidated Damages and ***), applicable warranties in Section 16 (Product Performance and Service Warranties) and indemnities in Section 18 (Indemnification).

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

3.	FORECASTING AND VOLUMES

3.1	Inventory Ordering and Management

(a)	PG&E will work with SSN and other SmartMeter Suppliers to develop a written inventory ordering and inventory management process that provides reasonable forecasting and reasonable assurance of supply.

(b)

SSN will hold at least ***’ inventory of Products (ready to ship) based upon the then most recent PG&E Purchase Order at SSN’s facilities or at its suppliers’ facilities during the Deployment Period. SSN must meet its delivery obligations under this Agreement regardless of the location at which it holds inventory.

3.2	Annual Forecasts

(a)	*** PG&E will provide SSN a forecast for all Products on an ongoing basis and no less frequently than ***.

(b)

All forecasts are for planning purposes only and are non-binding upon PG&E and, for the avoidance of doubt, SSN will not be entitled to any compensation in respect of costs it may incur based on forecasts provided by PG&E.

3.3	Product Roadmap

(a)	The Product Roadmap sets out the enhancements, Upgrades and Product developments that SSN will provide to PG&E and the dates by which they must be delivered.

(b)

SSN will commence initial production start-up in accordance with the Product Roadmap and, in any event, commence shipment of Products no later than *** days after receiving PG&E’s initial Purchase Order.

3.4	Key Suppliers and Alternate Supply Sources

(a)

Pursuant to Section 14.1, SSN will deposit into escrow copies of SSN’s agreements with third party suppliers of material components of the Equipment provided to PG&E hereunder (“Supplier Material”) or summary descriptions of such agreements if SSN is prohibited by confidentiality obligations from depositing the agreements in escrow, despite using Commercially Reasonable Efforts to obtain the consent of the other party. SSN will request assurances from each of SSN’s major suppliers for the Equipment provided to PG&E hereunder that, upon release of the Escrowed Materials, each such supplier will provide the applicable Equipment components to PG&E on agreed upon terms.

(b)	SSN will provide PG&E with summary descriptions of the Supplier Material and, upon request of PG&E, SSN’s *** of such agreements and the accuracy of the summary descriptions provided by SSN.

(c)	SSN will update the Supplier Material whenever and if the contractual scope of SSN’s arrangements with third party material suppliers are changed.

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

(d)	At PG&E’s written request, SSN will use Commercially Reasonable Efforts to establish alternate supply sources for key components of the Products.

3.5	No Minimum Volume

(a)	PG&E has no obligation to purchase any minimum volume of Products or Services under this Agreement.

(b)	PG&E will, subject to Section 4.6 (Re-Scheduling and Cancellation), incur a commitment to purchase Products or Services only upon the issuance by PG&E of Purchase Orders.

4.	ORDERING, DELIVERY, INSPECTION AND ACCEPTANCE TESTING

4.1	Purchase Orders

(a)	PG&E will order the Products by issuance of a Purchase Order.

(b)

PG&E or its agent will make periodic requests for releases of Products issued against the Purchase Order (“Release Authorizations”). Each Release Authorization will include the desired quantity of Products, specified days for delivery, which will be in accordance with the Minimum Lead Times specified in Schedule C (Minimum Lead Times) (the “Delivery Schedule”), and the delivery destination.

(c)

SSN will confirm acceptance of Purchase Orders no later than *** Business Days after the date upon which SSN receives a Purchase Order and will confirm acceptance of Release Authorizations no later than *** Business Days after the date upon which SSN receives a Release Authorization. SSN may reject a Purchase Order or Release Authorization (or part thereof) only if the requested Delivery Schedule is earlier than the Minimum Lead Times or if the Purchase Order or Release Authorization is otherwise not in accordance with the terms of this Agreement. SSN will notify PG&E in writing with the reason for rejection no later than *** after the date upon which SSN receives a Purchase Order and no later than *** after the date upon which SSN receives a Release Authorization. If SSN fails to ***, SSN***will be ***

(d)

The placing by PG&E of a Purchase Order and SSN’s acceptance thereof in accordance with this Agreement will create a contract of sale between SSN and PG&E pursuant to the terms of such Purchase Order and this Agreement and subject to Section 4.6 (Cancellation) and Section 4.7 (Change Request). PG&E is not obligated to purchase any products from SSN under a Purchase Order unless and until such Purchase Order is duly executed by an authorized representative of both Parties.

(e)

The terms of any Purchase Order or Release Authorization issued by PG&E or its designee (as identified in writing to SSN), or any Purchase Order or Release Authorization acceptance issued by SSN (“Order Documentation”), will not alter the terms of this Agreement. If there is any conflict or inconsistency between the Order Documentation and the terms of this Agreement, the terms of this Agreement will control; provided, however, that such Order Documentation may, with respect to the Products to be provided under such Order Documentation, amend or override the terms set forth in other documents that form part of the Agreement if that Order Documentation specifically identifies the document and the specific terms that the Order Documentation is intended to amend or override, and has been reviewed and approved by legal counsel for both Parties, as evidenced in writing on the final version of the Order Documentation signed by the Parties.

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

(f)	If SSN does not receive Release Authorizations accounting for all Products in a Purchase Order, it will ***.

4.2	Delivery; Title; Risk of Loss

(a)

SSN shall deliver all Equipment to the PG&E locations designated in a Release Authorization or by PG&E in accordance with Section 4.1(f) and unless otherwise stated in Schedule B (Pricing and Payment Terms), the Product prices include the ***.

(b)	Risk of loss in the Products will pass to PG&E upon *** of the Products to PG&E.

(c)	Title to the Products will pass to PG&E upon *** of the Products by PG&E.

(d)	*** Products are subject to PG&E’s prior written consent.

(e)

SSN will be responsible for assuring that the quantity of Products delivered is consistent with the quantity and the Delivery Schedule specified in the Release Authorization. Any variation from the quantity of Products (including over-deliveries) and/or Delivery Schedule will be subject to the prior written consent of PG&E, provided that SSN will remain responsible for fulfillment of the Release Authorization.

(f)

Without limiting the generality of the foregoing, SSN will promptly notify PG&E upon becoming aware of any circumstances that may reasonably be expected to jeopardize or interfere with the timely and successful performance of SSN’s obligations under this Section 4.

4.3	Inspection

(a)	PG&E shall have the right at its own cost and discretion to conduct an inspection of the Products as delivered to the delivery destinations identified in the Release Authorization.

(b)

If PG&E reasonably determines that the Products or delivery are not compliant with this Agreement or the applicable Purchase Order or Release Authorization, PG&E shall notify SSN of the non-compliance in writing within *** days of the date of delivery and PG&E will at its discretion have the right to require SSN, at SSN’s risk and expense, to, in SSN’s sole discretion, immediately repair the non-compliant Products or ship replacement Products to PG&E’s designated location on an expedited basis.

4.4	Acceptance Testing

(a)	The Parties will test the Products pursuant to acceptance testing processes as set forth in the Statement of Work and Schedule E (Review, Testing and Acceptance Process for Deliverables).

(b)

SSN will comply with the testing procedures set forth in Schedule E and (subject to the terms of this Agreement) such compliance will not limit PG&E’s right to remedies for any breach of warranties arising from the subsequent failure of the Products after acceptance testing.

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

4.5	Liquidated Damages and ***

(a)	SSN acknowledges and agrees that time is of the essence with respect to all provisions of this Agreement that specify a time for SSN’s performance or delivery.

(b)

As provided in Schedule F (Compensation for *** and ***) and subject to the terms set forth in that Schedule: (i) SSN shall pay PG&E Liquidated Damages if any breach of SSN’s obligations under this Agreement results in ***; and (ii) SSN shall also reimburse PG&E for *** that result from any breach of this Agreement by SSN.

(c)

Any amounts due from SSN pursuant to Schedule F (Compensation for *** and ***) will be paid within *** days from written notice from PG&E to SSN. In the case of any payment due from PG&E to SSN, PG&E may *** from SSN pursuant to Schedule F (Compensation for *** and ***) *** by PG&E to SSN.

(d)

The amounts payable by SSN to PG&E pursuant to Schedule F (Compensation for *** and ***) shall be SSN’s ***, for the events that gave rise to SSN’s obligation to make such payments except *** in accordance with *** of Schedule F (Compensation for *** and ***), in which event (subject to the other provisions of Schedule F) PG&E shall *** set forth in *** of Schedule F.

4.6	Cancellation and Re-Scheduling

(a)	PG&E may, ***, cancel a *** upon written notice at least *** days prior to the designated ship date in the Purchase Order. ***

(b)	PG&E may, with at least *** days’ prior notice, delay a requested shipment of Products under a ***.

(c)	***

(d)

PG&E may change a scheduled release quantity or mix of Products upon written notice at least *** days prior to the designated ship date specified in the Purchase Order. If PG&E does not issue any further Purchase Orders under this Agreement, PG&E shall pay SSN for ***. SSN will use Commercially Reasonable Efforts to mitigate the cost of ***.

(e)	Nothing in this Section 4.6 shall be deemed a Change Request pursuant to Section 4.7.

4.7	Change Request

(a)

From time to time, PG&E may issue Change Requests to modify functional, technical or other requirements or specifications for the Products, the *** (if SSN has given its prior written consent to such change in ***, such consent not to be unreasonably withheld) or the terms of a Purchase Order. No such modification will be deemed effective unless embodied in a Change Request duly issued by PG&E and unless agreed upon in writing by both Parties.

(b)	Each Change Request shall be processed according to the Change Control Procedure set forth in Annex D-1 (Change Control Procedures).

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

(c)	The price of any new equipment or services required by a Change Request will be a *** price agreed by the Parties. Any adjustment in price is subject to the prior written agreement of PG&E and SSN.

5.	DEPLOYMENT

5.1	Deployment of SmartMeter System

(a)	SSN will cooperate with PG&E and other SmartMeter Suppliers in the integration and deployment of the SmartMeter System, under PG&E’s overall management and direction.

(b)	Commencing upon receipt of an initial Purchase Order and thereafter during the Deployment Period, SSN will:

(i)	provide training for PG&E and SmartMeter Suppliers installing the SmartMeter System;

(ii)	Operate a help desk to support PG&E and SmartMeter Supplier installation operations from *** to *** Pacific time;

(iii)	Provide comprehensive assistance to PG&E in testing and quality assurance of the SmartMeter System as more fully described in Schedule E (Review, Testing and Acceptance Process for Deliverables); and

(iv)	Assist PG&E in development of installation guides, standard drawings and other materials relating to the SmartMeter System.

(c)	SSN will comply with PG&E’s project timeline for deployment of the SmartMeter System.

5.2	System Integration

(a)

SSN will supply a fully functioning *** and provide reasonable assistance necessary to enable PG&E to *** as specified in the Statement of Work and Schedule E (Review, Testing and Acceptance Procedures for Deliverables).

(b)	PG&E will procure the hardware and third party software specified by SSN as required for the *** system as specified in Annex A-4 (Third Party Products and IT Infrastructure Specifications).

(c)

SSN will work with PG&E and the other SmartMeter Suppliers to perform the integration, testing and certification tasks set out in the Statement of Work and Schedule E (Review, Testing and Acceptance Process for Deliverables).

(d)	SSN will provide reasonable assistance to PG&E for the integration, testing and certification activities referred to in Section 5.2(c) above.

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5.3	On-site Production Support

SSN will provide on-site production support for Software in accordance with Schedule H (Software Maintenance and Support):

(a)	leading up to the date upon which the SmartMeter System goes into production with billing based upon system-derived meter reads (“Live Billing”);

(b)	for *** after Live Billing begins;

(c)	at other times ***, including when PG&E is ***; and

(d)	during ***.

6.	DESIGN AND CONSULTING SERVICES

6.1	Updates to Network Design

During the Deployment Period, as more fully described in the Statement of Work, SSN will periodically update the network design and recommend reconfigurations and changes to the network and Software to keep pace with changes in PG&E’s customer base and network traffic.

6.2	Ongoing Design and Consulting Services

(a)	SSN will provide network design consulting support to PG&E during the Service Period as set forth in the Statement of Work.

(b)	The warranties regarding network design and the Products and Services set out in Schedule G (Product and Service Warranties) will apply to ***.

6.3	Network Hardware Location

(a)

PG&E has the right to review and approve the network design, for regulatory compliance, including compliance with environmental regulations. The Parties will work together to review the network design to identify any regulatory issues, including to identify and mitigate any potential environmental impact issues with respect to placement of Network Hardware. In the event PG&E identifies a potential regulatory concern with the network design, including any environmental impact issues, the Parties will meet within *** Business Days to discuss ways to mitigate the issue so that the network design complies with all regulatory requirements. PG&E shall have final approval over the relocation of any Network Hardware.

(b)

In addition, in the event PG&E identifies a potential regulatory concern with the network design, including any environmental impact issues, PG&E has the right to relocate Network Hardware. PG&E shall notify SSN in writing of its request to relocate the Network Hardware; SSN shall respond in writing to PG&E within *** Business Days identifying to PG&E any performance issues regarding the relocation; the Parties will work together to revise the network design. PG&E shall have final approval over the relocation of any Network Hardware.

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7.	SOFTWARE MAINTENANCE AND SUPPORT SERVICES

Unless terminated in accordance with Section 14.3(c):

(a)	SSN will provide PG&E the support and maintenance Services, including the Upgrades as set forth in Schedule H (Software Maintenance and Support).

(b)	The Software license fees set out in Schedule B (Pricing and Payment Terms) cover all*** during the Deployment Period.

(c)

During the Service Period, PG&E may, at its option, continue to purchase Software support and maintenance Services as provided in Schedule H (Software Maintenance and Support) by providing written notice to SSN not less than *** days before the start of, and each anniversary of the commencement of, the Service Period and paying the support and maintenance fees set out in Schedule B (Pricing and Payment Terms). If PG&E elects not to continue to purchase Software support and maintenance Services, it may thereafter reinstate such Services ***.

(d)

PG&E will decide if and when to implement any Current Release of the Software, firmware, or Products. SSN will provide support for all current versions of Products, and will provide support for any prior version of a Product for a period of *** commencing on the date that the new version of the Product is made available to PG&E for use in its operations.

(e)

SSN’s liability and support obligations hereunder with respect to any defect, *** or nonconformity which otherwise would have been corrected or remedied in a Current Release is subject to PG&E implementing the *** which, for *** (as defined in Schedule H (Software Maintenance and Support)) may be up *** after SSN provides *** to PG&E; provided, however, that if *** would satisfy SSN’s obligation under Section *** to address ***, then PG&E will use diligent efforts to *** by ***.

8.	PRODUCT SUPPORT TOOLS

(a)	SSN will make the Product Support Tools and associated Documentation available to PG&E in electronic form.

(b)	SSN will provide PG&E and other SmartMeter Suppliers with training on each level of the Products (from field test tools through backend systems) and the Product Support Tools.

(c)	SSN will maintain and support the Product Support Tools for as long as the ***.

(d)	***.

(e)

Notwithstanding the obligations set out in Sections 8(a) to 8(d) above, SSN may discontinue providing support for a particular Product Support Tool if the functionality of that item has been either duplicated through another mechanism or the Parties agree that further support is unnecessary.

9.	PAYMENT AND FEES

9.1	Invoicing and Payment

SSN will issue invoices and PG&E will pay for the Products and Services accordance with Schedule B (Pricing and Payment Terms).

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9.2	***

(a)	If, during the Deployment Period or the Service Period, SSN ***as contemplated by this Agreement*** to PG&E under this Agreement, SSN shall so *** as set forth below. For a period of ***

(b)	*** under this Agreement ***determined as follows ***(i)***(ii)***

(c)	For the purposes of this Section 9.2, “***” means *** under this Agreement after making ***

(d)

Beginning with the *** of the Effective Date and ***thereafter, SSN’s*** shall provide a *** pursuant to this Section and, if so, the ***. SSN shall, if ***, either (i) *** in***accordance with the terms of this Agreement, or (ii) *** in accordance with the procedures set forth in Section 23 (Audits and Records).

9.3 New Products

During the term of this Agreement, SSN will advise PG&E of its development of any new products having appropriate capabilities that could be substituted for Products being purchased hereunder at a lower price. SSN agrees to negotiate, in good faith, the Fees for those products and agrees that PG&E may purchase such substituted products pursuant to the terms and conditions of this Agreement.

10.	GOVERNANCE

10.1	Governance

Schedule D (Governance Framework and Processes) shall set forth the principles governing the interactions among SSN, PG&E and other SmartMeter Suppliers and certain key processes they will implement to ensure that each SmartMeter Supplier is able to fully execute its roles and responsibilities in a manner that maximizes the success of the SmartMeter Upgrade Project. The Parties will periodically review those principles and processes and PG&E and SSN will update Schedule D (Governance Framework and Processes) as needed to reflect the most productive and beneficial working relationship.

11.	QUALITY ASSURANCE

11.1	Certification

(a)

SSN will comply with the following PG&E certification requirements for the Products: *** for Network Hardware and *** for Meters. PG&E may introduce additional certification requirements through the Change Control procedure in Section 4.7.

(b)	Upon *** Business Days ***, no more than *** PG&E will have the right to ***. Any such *** below.

11.2	Product Performance Metrics

On a periodic basis as requested by PG&E, SSN will provide detailed written reports to PG&E listing specific metrics for each SSN Product, including performance failures in the period and on a cumulative basis, or as otherwise mutually agreed upon in writing by the Parties.

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11.3	Root Cause Analysis

SSN shall conduct a root cause analysis with respect to any Products not conforming to the requirements set forth in this Agreement and provide a written report for such root cause analysis and its final determination regarding specific unit returns for inoperable Products or in- warranty repair. SSN shall provide such report within *** days from SSN’s learning of such non-conformity or as otherwise mutually agreed upon in writing by the Parties. The report will include, but not be limited to, the following:

(a)	number of units related to this issue;

(b)	full description of the symptom;

(c)	final root cause determination;

(d)	methodology of identifying and resolving the root cause; and

(e)	target dates for installation of resolution for all units involved.

Such report will be in a form as agreed upon in writing by PG&E and SSN. At the written request of PG&E, SSN shall provide additional information with respect to SSN’s root cause analysis as requested by PG&E, with such information to be provided within *** days from such request or as otherwise mutually agreed upon in writing by the Parties.

11.4	Performance Assessments

SSN will participate in periodic business reviews with PG&E and other SmartMeter Suppliers.

12.	DOCUMENTATION

12.1	Provision of Documentation

SSN will provide PG&E with a master copy and a soft copy of the Documentation for each Product.

12.2	Provision of User Documentation

SSN will provide PG&E with a master copy and a soft copy of the User Documentation for each Product. SSN will supply User Documentation in electronic format suitable for internal electronic dissemination by PG&E to anyone who may access the User Documentation pursuant to the License. SSN will provide a *** upon the request of PG&E. If PG&E requires additional hardcopies of the User Documentation, it may ***.

12.3	Technical Information Service

(a)

SSN will provide PG&E with prompt updates to the Documentation as well as updates of other SSN Product information in order to ensure such Documentation and other information remains materially current, complete and accurate:

(i)	With respect to Software, for as long as PG&E is receiving support and maintenance; and

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(ii)	With respect to Equipment, for the Warranty Period and the Extended Warranty Period (as defined in Schedule G (Product and Service Warranties)).

(b)

The updates referred to above will include, but not be limited to, the ***. SSN will supply information in electronic format suitable for internal electronic dissemination by PG&E. If the electronic format is not available, SSN will supply information in hardcopy format.

12.4	Product Numbering and Labeling

SSN will comply with PG&E’s Product numbering, labeling and other similar requirements.

13.	TECHNOLOGY

13.1	License Grant

(a)

Subject to payment of applicable license fees as set forth in Schedule B (Pricing and Payment Terms), and subject to the restrictions on use set out in this Agreement, SSN hereby grants to PG&E, and PG&E accepts, an irrevocable and perpetual (subject to Section 13.2(b)), sub-licensable, non-exclusive, royalty-free, fully paid-up right and license to Use the Licensed Material in the Service Territory (the “License”).

(b)	PG&E acknowledges that SSN may, over time, develop a range of new and unique products that would not be covered in this Agreement.

(c)

The License entitles PG&E to make or cause to be made such *** under this Agreement *** as permitted by this Agreement, including for PG&E’s back-up and *** purposes. PG&E may make copies of the Licensed Materials without further permission of SSN and regardless of whether the Licensed Materials and other materials are copyrighted or otherwise restricted or proprietary; provided, however, that PG&E shall replicate and not alter all proprietary notices on the Licensed Materials. Such copying for PG&E’s use shall not constitute infringement or misappropriation of the Intellectual Property Rights of SSN.

(d)

The License expressly includes the grant of a license and rights to contractors, consultants, outsourcing vendors, auditors, regulators and other third parties to Use the Licensed Materials to perform services for PG&E provided that any such license is in writing, contains obligations of confidentiality that are no less protective than those set forth in this Agreement and ***. PG&E will notify SSN of *** engages to host or operate the Software for PG&E’s benefit and ***.

(e)

Notwithstanding Section 13.1(a), PG&E may host the Software on equipment located outside the Service Territory and such hosting does not constitute unauthorized Use of the Software. Except for the foregoing, ***.

(f)

All rights and licenses granted under or pursuant to this Agreement shall be deemed to be, for purposes of section 365(n) of the U.S. Bankruptcy Code, licenses or rights to “intellectual property” as defined under section 101(52) of the U.S. Bankruptcy code. The Parties agree that PG&E, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy code.

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13.2	Software

(a)	The License includes both *** and *** forms of the Software.

(b)	The Software License grant is effective immediately but in respect of any Software with a license fee ***, the License to that Software may be terminated by SSN if:

(i)

The event giving rise to PG&E’s obligations to pay the license fee *** has occurred and is undisputed and PG&E fails to pay SSN a license fee ***when due, and fails to make such payment for a period of *** days after the date PG&E receives a notice of non-payment from SSN given in***accordance with Section 13.2(b)(ii) (a “License Fee Demand Notice”); and

(ii)

the License Fee Demand Notice is delivered to PG&E’s Program Manager with copies to PG&E’s General Counsel, Chief Financial Officer and Senior Vice President and Chief Customer Officer. Such License Fee Demand Notice will refer to PG&E’s failure to pay the Software license fee *** in accordance with Schedule B (Pricing and Payment Terms), state that the notice is being given under Section 13.2(b)(i) and state SSN’s intention to terminate the License if PG&E fails to make payment within *** days after receiving the***License Fee Demand Notice.

(c)

There is no limit on PG&E’s use of the Software within the Service Territory. For the avoidance of doubt, there is no restriction on (and no additional license fees will be payable based upon) the number of Meters, access points or relays, or the uses to which the network may be put by PG&E within the Service Territory including the provision of services to third parties located within the Service Territory (including other utilities).

(d)

PG&E may concurrently use the Software on any number of mainframe, mid-tier, network, workstation and portable computers at such site or sites as PG&E may determine from time to time and may change the location or configuration of the hardware used to operate the Software, in PG&E’s sole discretion and ***.

(e)	PG&E may use the Software in production and non-production environments, including development, test, back-up, archival and *** environments.

(f)

As provided by Section 14.3 (Source Code Escrow), PG&E may access the Source Code at ***. Until such time as PG&E is entitled to obtain a permanent release of the Source Code from escrow (as provided in Section 14.3), ***. If PG&E becomes entitled to permanent release of the Source Code from escrow (as provided in Section 14.3), PG&E may thereafter Use, *** the Software (all of the foregoing collectively the ***) for the uses permitted by, and subject to the terms of, the License. All *** shall be owned by *** and licensed exclusively to *** under the terms of this Agreement. PG&E shall execute such documents and take such steps as are *** ownership of the Intellectual Property Rights in ***. PG&E shall have no obligation to deliver the Derivative Works to SSN.

13.3	Manufacturing Know-How

The License includes the grant to PG&E of the right to Use the Manufacturing Know-How, and all SSN’s Intellectual Property Rights related thereto, to manufacture or have manufactured Equipment (including all firmware and Software included in or necessary for operation of the Equipment in accordance with the Functional Requirements) for use within the Service Territory in the circumstances in which the Manufacturing Know-How is released from escrow pursuant to Section 14.2.

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13.4	APIs and Communication Protocol Technology

SSN must, throughout the Deployment Period and the Service Period:

(a)	provide to PG&E application programming interfaces (“APIs”) to permit PG&E and third party programmers to interface external applications to the SmartMeter System and the Software;

(b)	*** or Software (and that SSN generally makes available to its customers) available to third parties on commercially reasonable terms; and

(c)	***.

13.5	***

If requested by PG&E, SSN will *** restrictions of this Agreement.

13.6	Covenant

SSN covenants that it will not bring a Claim against PG&E, or otherwise assert against PG&E a Claim, that PG&E’s Use of any third party products or software as contemplated for the implementation and operation of the SmartMeter System infringes any Intellectual Property Rights of SSN.

14.	ESCROW ARRANGEMENTS AND MANUFACTURING FEES

14.1	Escrow of Certain Materials

(a)	SSN agrees to deposit the Escrowed Materials with NCC Group, Inc. (the “Escrow Agent”).

(b)

The Parties will enter into an agreement with the Escrow Agent on substantially the same terms as those set out in Exhibit 1 (Form of Escrow Agreement) which will provide for release of the Escrowed Materials as set out in this Section 14. The Form of Escrow Agreement set out in Exhibit 1 shows changes to the Escrow Agent’s standard terms and conditions that are requested by PG&E and subject to approval by the Escrow Agent.

(c)

SSN must deposit regular updates of the Escrowed Materials to ensure the Escrowed Materials are up to date versions of the Software, Documentation, Manufacturing Know- How and Supplier Materials for the Products as used by or supplied to PG&E at that time.

14.2	Escrow of Manufacturing Know-How and Supplier Material

(a)

PG&E may not use the Manufacturing Know-How to manufacture the Products or have the Products manufactured for it unless one of the conditions for release of the Escrowed Material described in Section has occurred 14.2(c).

(b)	The Escrow Agent will release the Manufacturing Know-How from escrow to PG&E as required by PG&E for PG&E’s ***provided that PG&E ***.

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(c)	The Manufacturing Know-How and Supplier Material will be released from escrow to PG&E upon the occurrence of one or more of the following events:

(i)	Termination of this Agreement by PG&E pursuant to Section ***;

(ii)

If *** SSN is unable to pay its debts as they come due in the ordinary course of business, has made a general assignment for the benefit of creditors, has entered into bankruptcy or suffers or has permitted the appointment of a receiver for its business or assets or has otherwise ceased to conduct business in the normal course;

(iii)	Interruption in the supply of any Product for more than *** due to a Force Majeure Event (as provided in Section 30.1(e)); and

(iv)	the occurrence of a Force Majeure Event that *** is likely to interrupt the supply of any Product for more than ***.

(d)	If the Manufacturing Know-How is released to PG&E pursuant to Section 14.2(c) above, PG&E will (subject to Section 14.2(e)) ***

(e)	*** PG&E pursuant to Section 14.2(d) will be ***. Should SSN ***, SSN will immediately notify PG&E and reduce the *** commencing with ***. For the purposes of this Section, “***” means the ***.

(f)	PG&E will report the number and type of Products manufactured and *** quarterly, within *** days following the end of each calendar quarter.

(g)

If the Manufacturing Know-How or Supplier Material is released from escrow pursuant to Section 14.2(c)(i) such release will not relieve SSN of liability to PG&E for any breach or non-performance of SSN’s obligations under this Agreement.

(h)	If PG&E elects to have the Manufacturing Know-How released from escrow pursuant to this Section, SSN shall:

(i)	provide reasonable assistance and cooperation to PG&E to assist PG&E to establish a source of Equipment supply using the Manufacturing Know-how and Supplier Material; and

(ii)

At PG&E’s, provide PG&E with engineering and consulting Services relating to the Manufacturing Know-How for such period as PG&E may request, not to exceed the shorter of the ***. If the release is made pursuant to Section 14.2(c)(ii), (iii) or (iv) SSN may ***.

(i)	Upon release of the Manufacturing Know-How and Supplier Material from escrow pursuant to this Section 14.2, PG&E may:

(i)

Use the Manufacturing Know-How including all SSN Intellectual Property Rights related thereto to manufacture or have manufactured Products for use within the Service Territory in connection with the conduct of PG&E’s business; and

(ii)	Enter into agreements with SSN’s suppliers for the continuing supply of Product components to PG&E on substantially the same terms and conditions as those set forth in the Supplier Materials.

(j)

Notwithstanding anything contained in this Agreement or any Schedule, Annex or Exhibit to the contrary, PG&E’s obligation to *** shall survive and continue despite any expiration or termination of this Agreement.

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14.3	Escrow of Source Code

(a)	The Escrow Agent will perform validation and testing of the Source Code held in escrow upon request by PG&E, *** but no more frequently than ***.

(b)	PG&E may obtain release of the Source Code from escrow, without obtaining SSN’s prior approval, upon the occurrence of one or more of the following events:

(i)

As required by PG&E for PG&E’s validation, testing and business continuity purposes as contemplated by Section 13.2(f) above; provided that PG&E returns the Source Code to the Escrow Agent when such validation or testing is complete without retaining any copies;

(ii)	upon *** for ***, on or after the *** anniversary of***commencement of the Software support and maintenance Services provided by SSN under this Agreement;

(iii)	if SSN materially breaches its obligation to provide Software support and maintenance as required by the terms of this Agreement for more than *** consecutive days;

(iv)	upon the occurrence of a *** days;

(v)	if SSN materially breaches its delivery obligations under this Agreement with respect to the Product *** set out in the *** and fails to cure such breach within *** days of the applicable due date;

(vi)	Termination of this Agreement by PG&E pursuant to Section ***; and

(vii)	If PG&E ***, that SSN is ***.

(c)	If PG&E obtains the release of the Source Code from Escrow for any purpose other than validation, testing and business continuity purposes as contemplated by Section 13.2(f) above:

(i)	it shall so notify SSN promptly; and

(ii)

notwithstanding anything contained in this Agreement or any Schedule, Annex or Exhibit hereto to the contrary, except in circumstances where the Source Code is released during a *** of this***Agreement, SSN shall have no further obligation under this Agreement to *** provided, however, that such release will not relieve SSN of liability to PG&E for any breach or non-performance of SSN’s obligations under this Agreement.

14.4	Obligations on release of Escrowed Materials

(a)	The provisions of this Section 14.4 apply in the event that Escrowed Materials are released to PG&E.

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(b)	The Escrowed Materials will be deemed to constitute SSN Confidential Information.

(c)	PG&E shall not provide the Manufacturing Know-How or Source Code to ***

(d)	***

(e)	A *** is any party to whom SSN has granted a ***

(f)

PG&E shall keep the Escrowed Material confidential and use it solely for the purposes set forth in this Agreement and inform all employees who are given access to the Escrowed Materials by PG&E that the Escrowed Materials are confidential trade secrets of SSN and are licensed or provided to PG&E as such.

(g)

PG&E shall restrict access to the Escrowed Materials to those employees, *** and auditors of PG&E who have agreed to be bound by confidentiality and use obligations consistent with those set forth herein, and who have a need to access the Escrowed Materials in order to carry out their duties or provide services for PG&E. Upon request by SSN, PG&E shall ***

(h)	PG&E’s confidentiality agreements with *** and auditors who obtain access to the Escrowed Materials shall ***

(i)

The Products, including technical data, are subject to applicable U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. PG&E agrees to strictly comply with all applicable U.S. export control laws and any other applicable regulations and customs laws and regulations of any other country for which the government or any agency thereof requires an export license or other governmental approval at the time of modification, transport, export, or re-export.

15.	OWNERSHIP OF MATERIALS

15.1	Products and Product Enhancements

(a)

As between PG&E and SSN but subject to Section 15.1(b), SSN owns all right, title and interest including, without limitation, all Intellectual Property Rights in the Products and the Product Documentation, and any *** that SSN or PG&E makes, unless it is agreed in writing by the Parties (on a case by case basis) that PG&E is to own such ***.

(b)	PG&E will own all right, title and interest, including, without limitation, all Intellectual Property Rights in, any *** (“PG&E-Specific Work Product”) including PG&E-specific ***, PG&E-specific*** and PG&E-specific ***.

(c)

Section 15.1(b) shall not be deemed to prohibit SSN from independently developing work product that is similar to the PG&E-Specific Work Product for other utility customers, provided that, in so doing, SSN does not incorporate any PG&E-Specific Work Product or breach any obligations with respect to PG&E Confidential Information.

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15.2	Manufacturing Know-How

SSN owns all right, title and interest including, without limitation, all Intellectual Property Rights in the Manufacturing Know-How.

15.3	Jointly Developed Work

If the Parties wish to work together to jointly develop technology, the Parties shall first enter into a separate written scope of work which shall govern the terms of such joint development work and specify the ownership of such jointly developed technology.

15.4	No Liens in Deliverables

(a)

SSN will keep all Deliverables free and clear of liens, claims, encumbrances and interests of third parties and will not encumber, sell, assign, donate, transfer or mortgage to, or grant any security interest in favor of, any third party any Deliverables under any circumstances.

(b)

SSN agrees that it will cooperate with PG&E and execute any agreements, instruments and other documents required to evidence or perfect PG&E’s ownership interest in the Equipment and any PG&E-Specific Work Product.

(c)

SSN hereby designates PG&E as its attorney-in-fact to take all such steps as contemplated under this Agreement and to sign all such agreements, instruments, documents and notices to protect and perfect PG&E’s ownership interests consistent with this Section 15.4. The foregoing power is coupled with an interest and is therefore irrevocable and will survive any termination or expiration of this Agreement.

16.	PRODUCT PERFORMANCE AND SERVICE WARRANTIES

16.1	Product and Service Warranties

SSN hereby makes the representations and warranties with respect to the Products set forth in Schedule G (Product and Service Warranties).

16.2	Services and Support Warranties

SSN hereby makes the representations and warranties with respect to the Services as set forth in Schedule G (Product and Service Warranties).

17.	GENERAL WARRANTIES

17.1	Mutual Warranties

Each Party represents and warrants that:

(a)	it has the requisite power, capacity and authority and all necessary licenses, permits and consents to enter into this Agreement and to carry out the obligations contemplated by it;

(b)	there is no pending or threatened litigation or other matters which may have a material adverse affect on this Agreement or on its ability to carry out its obligations under this Agreement;

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(c)	it does not have any commitments to third parties that conflict with its obligations under this Agreement; and

(d)	its execution, delivery and performance of this Agreement:

(i)

will not constitute a violation of any Legal Requirement, and that it will comply with all such Legal Requirements including Legal Requirements related to workplace health and safety, equal opportunity hiring, non-discrimination in the workplace, hazardous substances, sexual harassment, and rights of disabled persons; and

(ii)	will not constitute a violation, breach or default under any agreement by which it or any of its assets (whether tangible or intangible) are bound (whether by charge, pledge, lien or otherwise).

17.2	SSN Warranties

SSN represents and warrants that:

(a)	As of the Effective Date, except as disclosed to PG&E by SSN in writing prior to the Effective Date, SSN will not ***;

(b)	None of the *** will, at the time they are ***, and *** by PG&E as***contemplated by this Agreement will not, ***;

(c)	SSN is not insolvent, is not undergoing a liquidation, nor has a receiver or trustee been appointed for the benefit of its creditors, whether voluntary or otherwise;

(d)	SSN is not in the process of seeking protection under the bankruptcy code, or any similar statute and is not unable to pay its debts as and when they come due;

(e)	SSN is not aware as of the Effective Date of anything within its reasonable control which will or might adversely affect its ability to fulfill its obligations under this Agreement;

(f)	SSN does and shall not have any material financial obligation or liability (absolute, contingent, liquidated or unliquidated) except for those reflected in the Financial Statements; and

(g)

The execution, delivery and performance of this Agreement will not result in the termination, cancellation or acceleration (whether after the giving of notice, lapse of time, or both) of any contract by which SSN or any of its assets (whether tangible or intangible) are bound (whether by charge, pledge, lien or otherwise).

18.	INDEMNIFICATION

18.1	Definitions

For the purposes of this Section 18:

(a)	“Claim” means any claim, demand, action, proceeding or suit.

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(b)	“Liabilities” means all losses, damages, expenses, costs (including, but not limited to, fees for attorneys and other professionals and costs of litigation) and liabilities.

(c)

“Indemnity Items” means the Products, the Communication Protocol Technology, Deliverables and Documentation provided to or for PG&E pursuant to this Agreement or to or for Meter Suppliers for incorporation in Meters that are supplied to PG&E by Meter Suppliers.

(d)	“PG&E Product Modification” means any modification of an Indemnity Item that is not *** provided that:

(i)

any modification made to an Indemnity Item supplied by SSN to a Meter Supplier for incorporation in Meter products that are to be supplied to PG&E shall be deemed to have been *** unless such modification is made at the express direction of PG&E without SSN’s written approval;

(ii)	any modification contemplated by the relevant Documentation shall be deemed to have been ***; and

(iii)	any modification reasonably expected to be made based on the nature of an Indemnity Item shall be deemed to have been ***.

(e)

“Combination” means the use or combination, by PG&E or its customers, of the Products with any product or service ***, except for (i) any such use or combination where the ***, (ii) any such use or combination contemplated by the relevant Documentation, (iii) any such use or combination contemplated by *** (iv) any use or combination of the ***.

18.2	Indemnity from SSN

SSN will defend PG&E, its Affiliates, and their respective customers, officers, directors, employees, agents, assigns and successors (collectively, “PG&E Indemnitees”) from and against any and all Claims brought against PG&E Indemnitees, and will indemnify and hold harmless PG&E Indemnitees from and against all Liabilities arising out of or relating to any Claims, in connection with any of the following:

(a)	Injury or death of persons, including employees of PG&E or SSN or tangible property damage caused by any negligent or intentional acts or omissions of SSN;

(b)	SSN’s performance pursuant to this Agreement, including SSN’s breach of its representations, warranties, obligations or covenants;

(c)

Any allegation that the Indemnity Items, or their purchase or use by PG&E as contemplated by this Agreement, infringes or misappropriates any Intellectual Property Right of any third party, except that:

(i)	SSN’s liability to PG&E for any Claim arising out of any *** shall be determined as set forth in Section 18.6; and

(ii)

SSN does not indemnify PG&E Indemnitees against Liability to the extent that such Liability results from any *** or use of the Indemnity Items other than in accordance with this Agreement and the relevant Documentation.

(d)	Any lien or encumbrance filed or placed on the Indemnity Items or otherwise filed or placed in connection with the Services;

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(e)	SSN’s breach of any Legal Requirement relating to the Indemnity Items or Services or relating to SSN’s performance pursuant to this Agreement; and

(f)	Strict liability imposed by any Legal Requirement.

***

18.4	Remedies for IP Infringement

(a)

If PG&E is entitled to indemnification from SSN under section 18.2(c), PG&E shall also be entitled to recover damages from SSN for the cost to ***, subject to the maximum liability specified in Section 19.1. The foregoing rights constitute *** with respect to Claims against PG&E that are the subject of the indemnity in Section 18.2(c) and the warranty in Section 17.2(a).

(b)

Should the manufacture, use, distribution, sale, or shipment of any of the Indemnity Items be found to misappropriate or infringe a third party’s Intellectual Property Rights, SSN will (in addition to its other obligations under this Section 18), at SSN’s option and at no expense to PG&E:

(i)	by license or other release, procure for PG&E the right to continue to manufacture, use, distribute, sell, or ship the same on a substantially uninterrupted basis; or

(ii)	replace or modify the same to make it non-infringing, in a manner reasonably acceptable to PG&E, without materially changing the form, fit, or function.

(c)

If neither of the outcomes set out in Section 18.4(b), can be achieved using Commercially Reasonable Efforts, then, without limiting SSN’s obligation to indemnify and without limiting its liability for damages pursuant to Section 18.4(a), the Parties will cooperate to mitigate the impact of such Claim on both Parties.

18.5	Indemnification Procedures

The following procedures will apply only to third party Claims for which a PG&E lndemnitee *** (an “Indemnitee”) seeks to be indemnified by SSN *** (the “Indemnitor”) pursuant to the Agreement:

(a)

Notice. Promptly after an lndemnitee receives notice of any Claim for which it will seek indemnification pursuant to the Agreement, the Indemnitee will promptly notify the Indemnitor of the Claim in writing and, in that notice, will advise the lndemnitor whether the Indemnitor is the sole indemnifying party with respect to the Claim. No failure to so notify the Indemnitor will abrogate or diminish the Indemnitor’s obligations under this Section 18.5 if the Indemnitor has or receives Knowledge of the Claim by other means or if the failure to notify does not materially prejudice its ability to defend the Claim.

(b)

Right to Control — Multiple Indemnifying Parties. If the Indemnitor is not the sole indemnifying party with respect to the claim, the Parties shall enter into a joint defense agreement regulating the defense of the Claim.

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(c)

Right to Control — Sole Indemnifying Party. If the lndemnitor is the sole indemnifying party with respect to the Claim, within *** days after receiving an Indemnitee’s notice of a Claim, but no later than *** days before the date on which any formal response to the Claim is due, the Indemnitor will notify the lndemnitee in writing as to whether the Indemnitor acknowledges its indemnification obligation and elects to assume control of the defense and resolution of the Claim (a “Notice of Election”). In issuing a Notice of Election, the Indemnitor waives any right of contribution against the Indemnitee unless the Notice of Election expressly states that the Indemnitor believes in good faith that the lndemnitee may be liable for portions of the Claim that are not subject to indemnification by the Indemnitor, in which case the lndemnitee will have the right to participate jointly in the defense and settlement of the Claim at its own expense using counsel selected by it. If the Indemnitor timely delivers a Notice of Election, the Indemnitor will be entitled to have sole control over the defense and resolution of the Claim except as provided in this Section. Nothing in this Section will preclude the Indemnitee from participating in its defense and retaining its own counsel at its own expertise.

(d)

Procedure Where No Notice of Election Is Delivered. If the Indemnitor does not deliver a timely Notice of Election for a Claim, the Indemnitee may defend and/or settle the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnitor, including payment of any settlement, judgment or award and the costs of defending or settling the Claim. The Indemnitor will promptly reimburse the Indemnitee upon demand for all indemnifiable Liabilities suffered or incurred by the Indemnitee as a result of or in connection with the Claim.

(e)

Indemnitee to Provide Reasonable Assistance. The Indemnitee will provide reasonable assistance to the Indemnitor, at the Indemnitor’s cost and expense, including reasonable assistance from the Indemnitee’s employees, agents, and Affiliates, as applicable. Notwithstanding anything to the contrary in this Section 18.5, the lndemnitor may not consent to the entry of any judgment or enter into any settlement that provides for injunctive or other non-monetary relief affecting the Indemnitee without the prior written consent of the Indemnitee.

18.6	Liability for ***

Any Intellectual Property Right infringement or misappropriation Claim against PG&E arising out of any *** shall be defended *** and the cost of such defense and any settlements or liabilities incurred shall be ***. If the Parties cannot agree as to *** then they shall be ***

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19.	LIMITATIONS OF LIABILITY

19.1	Maximum Liability

EXCEPT AS PROVIDED IN SECTION 19.2, AND TO THE FULL EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, EACH PARTY’S MAXIMUM AGGREGATE LIABILITY TO THE OTHER PARTY FOR ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT, WILL NOT EXCEED THE GREATER OF:

(a)	*** DOLLARS ***; or

(b)	THE *** PAID AND PAYABLE BY:

(i)	*** UNDER THIS***AGREEMENT; AND

(ii)	*** PURSUANT TO *** DURING THE TERM OF THIS***AGREEMENT ((I) AND (II), CUMULATIVELY, ARE THE “***”).

19.2	Increased Maximum Liability for Certain Claims

TO THE FULL EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, EACH PARTY’S MAXIMUM AGGREGATE LIABILITY TO THE OTHER PARTY FOR ALL CLAIMS LISTED BELOW WILL NOT EXCEED THE GREATER OF *** DOLLARS*** OR ***:

(a)	DEATH OR PERSONAL INJURY RESULTING FROM NEGLIGENT ACTS OR OMISSIONS;

(b)	***;

(c)	*** SET OUT IN SECTIONS ***; AND

(d)	THE NON-EXCLUDABLE STATUTORY RIGHTS OF CONSUMERS (E.G., UNDER LAWS PROVIDING FOR STRICT PRODUCT LIABILITY).

19.3	No Special Damages

(a)

NEITHER PARTY WILL BE LIABLE FOR ANY *** DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT ***, HOWEVER SUCH ARISE, WHETHER IN BREACH OF CONTRACT, BREACH OF WARRANTY OR IN TORT, INCLUDING NEGLIGENCE, AND EVEN IF THAT PARTY HAS PREVIOUSLY BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER OR NOT FORESEEABLE. LIABILITY FOR DAMAGES WILL BE *** EVEN IF ***

(b)

The following damages are not excluded from recovery pursuant to Section 19.3(a) but are subject to the limitations of liability set forth in Section 19.2: Any *** set forth in this Agreement, to the extent that such damages are properly characterized as *** notwithstanding that such damages may represent ***

20.	TERM AND TERMINATION

20.1	Term

Unless terminated earlier pursuant to this Agreement, the term of this Agreement will commence on the Effective Date and will continue until all obligations of the Parties have been fully discharged.

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20.2	Termination by PG&E

PG&E may terminate this Agreement in whole or in part:

(a)	for convenience, with *** days’ written notice, and subject to payment of the termination charges set forth in Schedule B (Pricing and Payment Terms);

(b)	as to Purchase Orders, in the time and manner set forth in Section 4.6 (Cancellation and Re-Scheduling);

(c)	pursuant to Section 30.1(d) or Section 30.1(e) (force majeure);

(d)	immediately by written notice if SSN fails to cure any other material breach of this Agreement within *** days after receiving notice of such breach;

(e)

at any time if SSN becomes insolvent, is unable to pay its debts as they become due in the ordinary course of business, makes a general assignment for the benefit of creditors, or suffers or permits the appointment of a receiver for its business or assets or otherwise ceases to conduct business in the normal course; or

(f)

for material breach of this Agreement as set out in Schedule E ( Review, Testing and Acceptance Process for Deliverables), Schedule F (Compensation for *** and ***) or Schedule G (Product and Service Warranties).

20.3	Termination By SSN

(a)	SSN may terminate the Agreement if, and only if:

(i)

PG&E fails to pay SSN when due undisputed charges totaling at least *** dollars *** and fails to make such payment for a period of *** days after the date PG&E receives a notice from SSN given in accordance with this Section 20.3 (a “Demand Notice”); or

(ii)

Subject to Section 20.3(b), PG&E materially breaches *** and fails to take prompt and commercially reasonable steps to prevent further repetition or continuation of such material breach after receiving a Demand Notice from SSN.

(b)

Any dispute between the Parties as to whether an act or omission of PG&E amounts to a material breach that would allow termination by SSN pursuant to Section 20.3(a)(ii) will be submitted to binding arbitration in San Francisco, California, under the commercial arbitration rules of the American Arbitration Association (AAA).

(c)

Demand Notices delivered under this Section 20.3 must be delivered to PG&E’s Program Manager with copies to PG&E’s General Counsel, Chief Financial Officer and Senior Vice President and Chief Customer Officer. A Demand Notice must state that demand is being made under this Section 20.3 and:

(i)

In the case of a Demand Notice issued under Section 20.3(a)(i) must refer to PG&E’s failure to pay in accordance with Section 9.1 (Invoicing and Payment) of this Agreement and state SSN’s intention to terminate the Agreement if PG&E fails to make payment within *** days after receiving the Demand Notice; or

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(ii)

In the case of a Demand Notice issued under Section 20.3(a)(ii) refer to PG&E’s recurring or continued breach of *** and state SSN’s intention to terminate this Agreement if PG&E fails to take prompt and commercially reasonable steps to prevent further repetition or continuation of such material breach.

20.4	Effect of Termination

Upon expiration or termination of this Agreement, and unless otherwise provided in the applicable Schedules to this Agreement:

(a)

Each Party will return within *** Business Days of such expiration or termination (or at the other Party’s option destroy) all Confidential Information and other property and materials of the other Party that was provided by the other Party or otherwise is in the Party’s (or its employees’, contractors’ or agents’) possession or under its control, in good condition (reasonable wear and tear excepted), except to the extent necessary for the Party’s use in continuing performance or exercising its License and other rights under this Agreement;

(b)	SSN will deliver to PG&E all Deliverables, whether finished or unfinished, accepted and paid for by PG&E prior to termination;

(c)

Subject to Section 20.4(d), SSN will be entitled to receive payment for Deliverables and Products accepted by and provided to PG&E in accordance with this Agreement; the termination charges set out in Schedule B (Pricing and Payment Terms), if applicable and *** (if any), as SSN’s sole and exclusive compensation for such expiration or termination of this Agreement; and

(d)	On termination of this Agreement PG&E may *** in accordance with Schedule *** in accordance with***the *** provisions of this Agreement.

20.5	No Damages as a Result of Rightful Termination

(a)

The Parties acknowledge and agree that neither Party will be entitled to damages, indemnification or other remedy solely by virtue of the other Party’s termination of this Agreement in accordance with the terms of this Section 20. This provision does not affect any other remedies that may be available to either Party for breach of the Agreement. PG&E will not be responsible for any costs incurred by SSN after the termination of this Agreement.

(b)	Except as provided in Section 13.2(b), termination of this Agreement does not affect the validity of the License granted to PG&E under Section 13.1 or the ***.

20.6	Disengagement Assistance

On the termination or expiration of this Agreement for any reason, SSN shall provide disengagement assistance reasonably required by PG&E to effect an orderly termination of this Agreement. Except in circumstances where PG&E terminates this Agreement pursuant to Section 20.2(d), PG&E will pay SSN for the Disengagement Assistance ***

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21.	DATA SECURITY AND PROTECTION

21.1	“PG&E Data” Defined

“PG&E Data” means all data regarding PG&E and/or its Affiliates, customers and other suppliers that is either: (i) furnished, disclosed or otherwise made available to SSN Personnel, directly or indirectly, by or on behalf of PG&E pursuant to the Agreement or otherwise; or (ii) collected, modified or created by SSN Personnel in the course of performing the Services, including without limitation all data received, processed or generated by the Products, Software or SmartMeter interface software (including without limitation meter readings, billing information and all other customer data and statistical analysis).

21.2	PG&E Data, Generally

As between the Parties, PG&E Data will be and remain the property of PG&E. SSN may not use PG&E Data for any purpose other than to provide the Products or render the Services. No PG&E Data will be transferred to disclosed to third parties or commercially exploited by or on behalf of SSN (or its Subcontractors). Neither SSN nor SSN Personnel may possess or assert any lien or other right against or to PG&E Data or in any way restrict or impair PG&E’s ability to use PG&E Data.

21.3	Data Security

(a)

When present at PG&E facilities or accessing PG&E Data or PG&E systems, SSN and SSN Personnel will observe and comply with PG&E’s security procedures that have been communicated in writing to SSN. Schedule I (Security Requirements) lists or describes the PG&E security procedures that have been communicated in writing to SSN as of the date of execution of the Agreement.

(b)

SSN will establish and maintain safeguards against the improper destruction, loss or alteration of PG&E Data in the possession or control of SSN (or its Subcontractors) that are no less rigorous than the PG&E Security Procedures listed or described in Schedule I (Security Requirements), as it may be amended from time to time subject to Section 24.1 (Compliance with PG&E Policies and Procedures), and are no less rigorous than those maintained by SSN for its own data of a similar nature.

(c)	Without limiting the generality of the foregoing:

(i)

In accordance with the requirements of California law, SSN, when in the possession or control of personal information (e.g., name, address, phone number, PG&E account number and any other financial account numbers in PG&E’s files, including bank account or social security numbers, and customer energy usage data) about a California resident, will implement and maintain reasonable security procedures and practices appropriate to the nature of the information to protect the personal information from unauthorized access, destruction, use, modification, or disclosure; and

(ii)

SSN will use Commercially Reasonable Efforts to cause SSN Personnel to refrain from attempting to access, or allowing access to, any PG&E Data that they are not permitted to access under the Agreement.

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(iii)

If SSN becomes aware that any unauthorized access to PG&E Data has been attained, SSN will immediately report such incident to PG&E, describing in reasonable detail the accessed PG&E Data, and take all reasonably necessary measures within its control to stop the access, prevent recurrences, and return to PG&E any copied or removed PG&E Data.

21.4	Compliance with Data Privacy and Data Protection Laws, Regulations, and Policies

In carrying out its activities under the Agreement, each Party will observe and comply with all applicable data privacy and data protection laws and regulations, including consumer privacy laws (e.g., California Civil Code S. 1798.82 and California Civil Code S. 1798.81.5). In addition, when accessing or handling any PG&E Data that contains personal identifying information, SSN will comply with all reasonable policies of PG&E that have been disclosed to SSN in writing relating to the use and disclosure of such information. SSN will immediately notify PG&E if SSN becomes aware of any use or disclosure of PG&E Data that is not permitted by the Agreement.

22.	CONFIDENTIALITY

22.1	Confidentiality

(a)

As used in this Section, the “Receiving Party” means the Party that is given access to the Confidential Information of the other Party or to whom Confidential Information of the other Party is furnished or otherwise disclosed, and the “Disclosing Party” means the Party whose Confidential Information is furnished, disclosed or otherwise made available to the Receiving Party.

(b)

In the course of performing the Services under this Agreement, each Party may have access to confidential commercial or personal information of the other Party concerning, but not limited to, research, development, products, services, technological, ratemaking, legislative and personnel matters and practices of the other Party, its parent company, subsidiaries, affiliates, or members of the public (“Confidential Information”). Confidential Information shall specifically include confidential, commercial or proprietary information provided or disclosed to the Receiving Party prior to the Effective Date of this Agreement.

(c)

Without the prior written approval of the Disclosing Party, but subject to Section 22.1(e) below, the Receiving Party agrees not to disclose any Confidential Information of the Disclosing Party or otherwise make it available to any person other than personnel of the Receiving Party who have a need to know such information to carry out the purposes of the Agreement, and further agrees not to use such Confidential Information for any purpose other than in connection with this Agreement or (in the case of PG&E) the use of the Products as contemplated by this Agreement.

(d)	The confidentiality restrictions in this Section 22.1 will not apply to any particular information (other than personal information) that the Receiving Party can demonstrate was:

(i)	previously known to the Receiving Party, prior to its receipt from the Disclosing Party;

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(ii)	independently developed by the Receiving Party without use of the Confidential Information;

(iii)	acquired by it from a third party which was not, to the Receiving Party’s knowledge, under an obligation to the Disclosing Party not to disclose such information; or

(iv)	has become publicly available through no breach of the Agreement by the Receiving Party.

(e)

SSN acknowledges that PG&E may be required to disclose some or all of SSN’s Confidential Information to PG&E’s regulators, legislators, and other third parties as part of regulatory proceedings. In so doing, PG&E will request a materially similar level of protection for such information as PG&E would require for its own similar confidential information.

22.2	No Implied Rights

Each Party’s Confidential Information will remain the property of that Party. Nothing contained in this Section 22 (Confidentiality) will be construed as obligating a Party to disclose its Confidential Information to the other Party, or as granting to or conferring on a Party, expressly or by implication, any rights or license to the Confidential Information of the other Party. Any such obligation or grant will only be as provided by other provisions of the Agreement.

22.3	Compelled Disclosure

If the Receiving Party becomes legally compelled to disclose any Confidential Information of the Disclosing Party in a manner not otherwise permitted by the Agreement, the Receiving Party will provide the Disclosing Party with prompt notice of the request so that the Disclosing Party may seek a protective order or other appropriate remedy. If a protective order or similar order is not obtained by the date by which the Receiving Party must comply with the request, the Receiving Party may furnish that portion of the Confidential Information that it determines it is legally required to furnish.

22.4	Confidential Treatment of the Agreement

(a)	SSN acknowledges that PG&E may be required to file the Agreement with regulatory entities and, if PG&E is required to do so, PG&E agrees to seek confidential treatment of ***

(b)

Nothing contained in this Agreement shall limit the ability of either Party from making such disclosures regarding this Agreement as required, or deemed necessary by legal counsel, to comply with any applicable laws or regulations (including without limitation those imposed by applicable securities laws and regulations).

(c)	Each Party will otherwise refrain from disclosing the specific terms and conditions of the Agreement to third parties except as provided in Section 22.3 (Compelled Disclosure).

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22.5	Disclosure of Information Concerning Tax Treatment

The Parties acknowledge and agree that they have not been advised by any advisor that has placed a limitation (whether or not legally binding) on either Party’s (or the Party’s employees’, representatives’, agents’ or members’) ability to disclose the tax treatment or tax structure of the transactions effectuated by the Agreement or to disclose any materials of any kind (including tax opinions or any other analyses) that have been provided to either of the Parties by its advisors relating to the tax treatment and the tax structure of the transactions effectuated by the Agreement.

22.6	Return or Destruction

(a)	As requested by the Disclosing Party (but subject to Section 22.6(c)), the Receiving Party will return or provide the Disclosing Party any designated Confidential Information of the Disclosing Party.

(b)

When Confidential Information of the Disclosing Party is no longer required for the Receiving Party’s performance under the Agreement, or in any event upon expiration or termination of the Agreement, the Receiving Party will return or destroy all materials in any medium that contain, refer to, or relate to Confidential Information of the Disclosing Party in accordance with Section 20.4(a).

(c)

The Receiving Party may keep any Confidential Information of the Disclosing Party that the Receiving Party has a license to continue using and it may also keep in the files of its legal department or outside counsel, for record purposes only, one copy of any material requested to be returned or destroyed.

(d)

At the Disclosing Party’s request, the Receiving Party will certify in writing that it has returned or destroyed all copies of the Disclosing Party’s Confidential Information in the possession or control of the Receiving Party’s or any of its Affiliates or contractors.

22.7	Duration of Confidentiality Obligations

The Receiving Party’s obligations under this Section 22 will continue during the term of this Agreement and survive the expiration or termination of the Agreement as follows:

(a)	The Receiving Party’s obligations under Section 22.6 (Return or Destruction) will continue in effect until fully performed;

(b)

As to any portion of the Disclosing Party’s Confidential Information that constitutes a trade secret under applicable law, the obligations will continue for as long as the information continues to constitute a trade secret (including *** and

(c)

As to all other Confidential Information of the Disclosing Party, the obligations will survive for *** years after the Receiving Party’s fulfillment of its obligations under Section 22.6 (Return or Destruction) with respect to the Confidential Information in question.

22.8	Additional PG&E and SSN Confidential Information

(a)	The following information shall be PG&E Confidential Information:

(i)	Meter readings, billing information and all other customer data and information;

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(ii)	PG&E Data and the content and substance of the PG&E-Specific Work Product;

(iii)	All non-public information relating to PG&E’s information systems, operations and facilities (which information is proprietary to PG&E and will remain the exclusive property of PG&E); and,

(b)	The following information shall be SSN Confidential Information:

(i)	SSN Financial Statements;

(ii)	The Source Code;

(iii)	The Escrowed Materials;

(iv)	The Fees; and

(v)

All non-public information relating to SSN’s. Products, Services, technology, business, employees, operations and facilities, including the Documentation, provided that such information is marked or identified as SSN’s Confidential Information.

22.9	Publicity

(a)

Except as provided in Section 22.4 (Confidential Treatment of the Agreement), neither Party will disclose any information or make any news release, advertisement, public communication, response to media inquiry or other public statement regarding this Agreement or either Party’s performance hereunder or the processes, models, data or other information related to this Agreement without the prior written consent of the other Party.

(b)	Each Party shall immediately inform the other Party in writing of any media inquiries.

(c)

Neither Party will publish or make available to any individual or organization, either before, during or after the termination of this Agreement, any such materials or information without the prior written consent of the other Party.

(d)

Neither Party will make any reference to the other Party or to the existence of this Agreement in any advertising or other publication (except for confidential, internal company publications), without the other Party’s prior written consent, which consent will not be unreasonably withheld, and neither Party will associate or in any way connect its name, trademark or any other intellectual property right to any name, trademark or any other Intellectual Property Right of the other Party without the other Party’s prior written consent.

(e)

The fact that the Parties have entered into this Agreement does not constitute, nor does it imply in any way, endorsement by one Party of the other Party, and neither Party will indicate or imply that such Party endorses, recommends, or vouches for the other Party in any form of written, verbal, or electronic advertisement, communication, or any other business development effort, without such Party’s prior written consent.

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23.	AUDITS AND RECORDS

23.1	PG&E Audit Rights

(a)

PG&E and its agents, auditors (internal and external), regulators and other representatives as PG&E may designate (collectively, “Auditors”) will have the right to inspect, examine and audit the systems, records, data, practices and procedures of SSN, its Affiliates, and its Subcontractors that are used in providing the Products or rendering the Services or pertain to the Products and Services (collectively, “Audits”) for any of the following purposes:

(i)	to verify the accuracy of SSN’s invoices;

(ii)	to verify the integrity of PG&E Data and SSN’s compliance with the data privacy, data protection, confidentiality and security requirements of this Agreement; and

(iii)

to verify SSN’s compliance with any other provisions of this Agreement, including but not limited to, verifying SSN’s provision of Products and performance of the Services under this Agreement and compliance with the terms of Section 9.2 ***.

(b)

Audits will be conducted during business hours or as mutually agreed between the Parties, except in cases of emergency, and shall take place upon such advance notice as is reasonable under the circumstances. Audits will be conducted in a manner that does not unreasonably interfere with SSN’s, its Affiliates’ or its Subcontractors’ business.

(c)	PG&E and its Auditors will comply with SSN’s standard (and reasonable) security and confidentiality requirements when accessing facilities or other resources owned or controlled by SSN.

(d)	The Auditors will not be given access to SSN cost data except in those cases where SSN’s cost is used as the explicit basis for SSN’s invoiced charges.

(e)	SSN will cooperate with PG&E and its Auditors in conducting Audits and provide such assistance as they reasonably require to carry out the Audits.

(f)	Financial Audits and routine data security audits will not be conducted more than once per calendar year.

(g)

If any Audit determines that SSN has failed to comply with its obligations under Section 9.2 *** or that SSN has overcharged PG&E for the Products or Services, SSN shall reimburse PG&E for any over-charge within *** days from such finding, and in the event that SSN has over-charged PG&E by an amount equal to or greater than *** of SSN’s total invoiced charges for the period being audited, then SSN will reimburse PG&E upon request for the cost of the Audit within *** days from PG&E’s written notice to SSN of such over-charge.

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23.2	Audit Follow-up

(a)

Following an Audit, PG&E may provide SSN a written report summarizing the Audit’s findings as to any actual or potential errors or problems affecting the Products, Services or PG&E Data, violations of the Agreement or other issues pertaining to SSN (or its Subcontractors) (each, an “Audit Finding”).

(b)

Within *** days after receiving a report from PG&E containing Audit Findings, SSN will meet with PG&E to jointly develop and agree upon an action plan to promptly address and resolve any deficiencies, concerns, and/or recommendations in such Audit report.

(c)

To the extent SSN is in possession or control of PG&E Data, SSN will conduct its own periodic reviews or examinations of its data security procedures, consistent with prevailing industry good practices. If any such review or examination indicates an actual adverse impact (or a reasonable expectation of a future adverse impact) to PG&E Data, or to PG&E, or violations of the Agreement, SSN will immediately notify PG&E, providing pertinent details so that PG&E can take steps to avoid or minimize the adverse impacts. SSN will also correct the errors or problems as soon as reasonably possible.

23.3	Records Retention

(a)	In support of PG&E’s Audit rights, SSN will keep and maintain:

(i)	financial records as reasonably necessary to substantiate SSN’s invoices;

(ii)

records pertinent to verifying the integrity of PG&E Data under the possession or control of SSN (and its Affiliates and Subcontractors) and such entities’ compliance with the data privacy, data protection, confidentiality, intellectual property and security requirements of the Agreement; and

(iii)	such other operational records pertaining to provision of Products and performance of the Services as SSN keeps in the ordinary course of its business.

(b)

SSN will retain such records in accordance with generally accepted accounting principles applied on a basis consistent with applicable legal requirements. Financial data must be retained for at least *** years after termination or expiration of the applicable Purchase Order. SSN will provide access to such records upon request for Audits during such time periods.

23.4	SSN Audit Rights

SSN shall have the right, at its sole cost and expense, to have an independent certified public accountant conduct during normal business hours and not more frequently than annually, an audit of the appropriate records of PG&E to verify PG&E’s compliance with License usage restrictions in this Agreement and, if applicable, with PG&E’s *** obligations to SSN. PG&E shall reimburse SSN for any undisputed *** underpayment within *** days from such audit, and in the event that PG&E has under-paid SSN by an amount equal to or greater than *** of the total *** payable for the period being audited, then PG&E will reimburse SSN upon request for the cost of the Audit.

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24.	COMPLIANCE WITH POLICIES, PROCEDURES AND LEGAL REQUIREMENTS

24.1	Compliance with PG&E Policies and Procedures

SSN will perform under this Agreement in accordance with PG&E’s policies and procedures (including those policies and procedures set forth in Schedule L (Additional Policies and Procedures)) as such are provided by PG&E to SSN from time to time, provided that if such policies or procedures are provided to SSN subsequent to the Effective Date and such policies or procedures, or revisions to existing policies provided as of the Effective Date, have a material impact on SSN under this Agreement, such new policies and procedures will be addressed through the Change Control Procedure set forth in Annex D-1 (Change Control Procedures).

24.2	Legal Requirements

(a)

In connection with the performance of this Agreement, SSN will obtain and maintain, at all times, all required Governmental Authorizations and comply with all Legal Requirements, including, but not limited to, Legal Requirements related to:

(i)	shipping and handling of the Products prior to delivery to PG&E;

(ii)	employee health and workplace safety;

(iii)	income tax withholding;

(iv)	non-immigrant worker’s visas;

(v)	U.S. import and export laws and the applicable export and import laws of other countries;

(vi)	discrimination, harassment, privacy and other prohibited practices in employment;

(vii)	public health and safety and protection of the environment or use of hazardous materials;

(viii)	work permits, training, licensure, or professional certification; and

(ix)	requiring permits for specific work or services.

(b)	SSN will comply with the provisions of the Equal Opportunity Clause set forth in 41 CFR 60-1.4(a) and Executive Order 11246 (as amended).

(c)

In connection with this Agreement, SSN will not discriminate in any manner against any individual because of race, religion, national origin, color, age, sex, sexual orientation, marital status, pregnancy, physical or mental disability, veteran status, or any other classification protected by applicable local, state or federal employment discrimination laws.

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24.3	Gratuities

SSN will not, and will not permit any of the SSN Personnel to, offer or cause any offer to give to any PG&E personnel, family members of PG&E personnel or any of PG&E’s vendors, subcontractors, agents or representatives any gratuity, entertainment, payments, loans, compensation, gift, remuneration, perquisite or other benefit of more than a nominal value (defined in accordance with the PG&E policy set out in Schedule L (Additional Policies and Procedures)).

24.4	Costs Associated with Compliance with Legal Requirements

All costs arising from SSN’s obtaining and maintaining all legal authorizations and complying with Legal Requirements will be borne solely by SSN.

24.5	Certain Compliance Obligations Relating to Sarbanes-Oxley

SSN shall not, by virtue of this Agreement, be obligated to comply with the Sarbanes-Oxley Act of 2002, as it may be amended, supplemented and updated from time to time (“SOX”). SSN agrees to work with PG&E in good faith and at PG&E’s cost to enable PG&E to comply with SOX, including in particular but without limitation PG&E’s management assessment and PG&E’s auditor’s opinion on the adequacy of internal controls over financial reporting pursuant to section 404 of SOX. To that end, and in addition to SSN’s other obligations set forth in this Agreement, SSN agrees to the following:

(a)	SSN will, if requested by PG&E, *** related to this Agreement; and

(b)

SSN will maintain complete and accurate records and documentation of transactions, processes and controls performed for PG&E or otherwise relating to the Products, especially as it relates to financial information and any required disclosures thereof, which records and documentation will be subject to audit by PG&E or its representatives as provided in this Agreement.

24.6	Further Cooperation

The Parties acknowledge that, as of the Effective Date, PG&E may not fully know its obligations under SOX, including without limitation Section 404. Accordingly, the Parties agree that evaluation and determination of these obligations will be guided by the requirements of Section 404 as applicable to PG&E as determined by PG&E’s auditors acting reasonably from time to time giving effect to changes in Legal Requirements or standard practices. The Parties will cooperate in good faith to modify the requirements, and obligations set forth in Section 24.5.

25.	SERVICES AND SAFETY

(a)

SSN’s work practices, equipment, materials and Services covered by this Agreement will meet or exceed all applicable safety standards and regulations including those established and promulgated by the federal Occupational Safety and Health Administration (“OSHA”).

(b)

All tools, machinery, equipment, rigging and scaffolding used by SSN in performance of its responsibilities under this Agreement will be safe, efficient, serviceable, in good condition and fit for the purpose intended. SSN agrees to replace any tool, machinery, equipment, rigging or scaffolding which in the judgment of PG&E is unsafe.

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(c)

Pursuant to OSHA 29 C.F.R. 1910.1200 Hazard Communication and at least *** days prior to use or storage of any chemical at the work site, SSN must provide copies of material safety data sheets to PG&E for chemicals covered by OSHA 29 C.F.R. 1910.1200 which SSN intends to use in the work. Two copies of the material safety data sheets will be submitted to the PG&E field representative (who will place a copy into the site’s hazard communication information center) and one copy will be submitted to PG&E, Safety Operations. SSN will specify at which locations the chemical is to be used and the intended use of the chemical. Unless specified elsewhere in this Agreement, SSN will remove such chemicals from the work site prior to completion of the Services.

(d)

SSN shall identify and provide PG&E with a list of all hazardous materials subject to Legal Requirements included in the Products so as to enable PG&E to fulfill its hazardous waste disposal requirements.

(e)

SSN will have a safety program and work and safety rules for the Services and will comply with and enforce them for all Services performed on the work site. SSN will ensure that all SSN Personnel receive, read and sign a copy of the work and safety rules. Proof of compliance will be retained and made available to PG&E upon request. SSN will designate a safety contact person for all matters concerning SSN’s work and safety programs.

(f)

SSN will take all reasonable precautions for the safety of all SSN Personnel engaged in the Services, and will continuously maintain adequate protection of PG&E persons and property to prevent damage, injury or loss. SSN will at all times exercise due care with regard to all equipment, machinery and materials to prevent damage, loss or injury to persons and property, and will use such adequate protective devices, warning signs, crossover points and barriers as may be reasonably required under the circumstances.

(g)

PG&E will have the right, from time to time, to undertake a safety performance audit of SSN’s work, work practices, tools, equipment and materials. PG&E may, at any time and in its sole discretion, suspend all or a portion of the Services for safety-related reasons. SSN will take immediate, appropriate corrective action. Notwithstanding any other provisions of this Agreement, neither the suspension of the Services nor any corrective action taken will result in any increase in the contract price or extension of the schedule for the Services.

(h)

It will be the duty and responsibility of SSN or any Subcontractor performing any cutting or welding to comply with the safety provisions of the National Fire Protection Association’s “National Fire Codes,” and Factory Mutual Engineering’s cutting and welding procedures and the applicable requirements specified in PG&E’s associated documents.

(i)

Whenever working on PG&E’s property, SSN will, at no additional cost to PG&E, ensure that PG&E’s safety requirements are met including, but not limited to, the following: all SSN Personnel will wear ANSI Class 75 steel toe safety shoes, hard hats, safety glasses and hearing protection, as required.

(j)

SSN will at all times enforce strict discipline and good order among SSN Personnel and will not employ on the work any unfit person or anyone not skilled in the work assigned. PG&E will have the right to request the removal of any such SSN Personnel from the site either with or without cause. SSN further agrees that it will comply with such requests at no additional cost to PG&E.

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(k)

Firearms, illegal drugs and alcohol use or possession on PG&E property is prohibited, and any SSN Personnel who are under the influence of or in possession of any such items will be removed from PG&E’s property by SSN.

(l)	In any emergency affecting the safety of persons or property, SSN will act reasonably and as required to prevent threatened damage, loss or injury.

(m)

The purpose of this Section 25 is to define SSN’s safety responsibilities under this Agreement. Although PG&E may monitor SSN’s safety performance, may review safety performance with SSN’s safety contact person, or may suspend the work for safety-related reasons, these actions are for the primary purpose of protecting PG&E personnel and property. SSN will remain solely responsible for the safe performance of the work under this Agreement. The provisions of Section 25 will be interpreted and construed in a manner consistent with SSN’s status as an independent contractor.

26.	SSN PERSONNEL

26.1	General Requirements for SSN Personnel

(a)

SSN will assign an adequate number of SSN Personnel to perform its obligations under this Agreement who are properly educated, trained, familiar with and fully qualified for the tasks to which they are assigned.

(b)

Prior to assigning any SSN Personnel to perform any Services, SSN will screen and perform background checks of the personnel. Such background checks may have been performed as part of SSN’s standard pre-employment screening process and will include the following, at a minimum:

(i)	***;

(ii)	***;

(iii)	***;

(iv)	***; and

(v)	[Deleted in its entirety by Amendment No. 6]

(c)

SSN will assign only SSN Personnel who have a current legal right to work in the country where they will be assigned. SSN assumes all responsibility for immigration law compliance with respect to the SSN Personnel it assigns pursuant to this Agreement.

(d)

SSN will manage, supervise and provide direction to SSN Personnel and cause them to comply with the obligations and restrictions applicable to SSN under this Agreement. SSN is responsible for the acts and omissions of SSN Personnel.

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(e)

As between SSN and PG&E, SSN is responsible for all wages, salaries and other amounts due SSN Personnel, and for all tax withholdings, unemployment insurance premiums, pension and social welfare plan contributions, and other employer obligations with respect to SSN Personnel and will pay SSN Personnel promptly and in accordance with applicable state and federal wage and hour laws.

(f)

Irrespective of the manner in which SSN is compensated by PG&E, it is the intent of the Parties that no SSN Personnel will be eligible for any PG&E-sponsored benefits, including, but not limited to, paid vacation, sick leave, medical insurance, employee stock purchase plans, bonuses, awards or 401k participation.

(g)

PG&E may at any time, require SSN to remove any SSN Personnel from PG&E’s premises or to otherwise replace SSN Personnel assigned to perform Services, provided that such removal and/or replacement is in compliance with all Legal Requirements. PG&E’s sole liability and responsibility in connection with the replacement or removal of a SSN Personnel will be to pay SSN for Services actually performed by SSN Personnel.

26.2	***

(a)	SSN will cause each of the SSN Personnel filling the *** identified in Schedule J (Approved Subcontractors and ***) as being *** as set out in Schedule J (Approved Subcontractors and ***).

(b)

SSN will cause each of the SSN Personnel filling the *** who are identified in Schedule J (Approved Subcontractors and ***) as being *** as set out in Schedule J (Approved Subcontractors and ***); provided, however, that the SSN Personnel filling such *** shall not be restricted from providing services to other SSN customers and performing other responsibilities for SSN.

(c)

Before the initial and each subsequent assignment of an individual to a ***, SSN will notify PG&E of the proposed assignment, introduce the individual to appropriate PG&E representatives and, consistent with SSN’s personnel practices, provide PG&E a curriculum vitae and other information about the individual reasonably requested by PG&E. If PG&E objects to the proposed assignment for reasons not prohibited by Law, the Parties will attempt to resolve PG&E’s concerns on a mutually agreeable basis. if the Parties have not been able to resolve PG&E’s concerns within *** Business Days, SSN may not assign the individual to that position and must propose the assignment of another suitably qualified individual.

(d)	SSN will not replace or make *** as set out in Schedule J (Approved Subcontractors and ***) except in cases of ***. SSN Personnel ***.

(e)

SSN will give PG&E, where reasonably possible, at least *** days advance notice of a proposed change in personnel filling a ***, and will discuss with PG&E any objections PG&E may have. Where reasonably possible, SSN will arrange, at no charge, for the proposed replacement to work side-by-side with the individual being replaced during the notice period to effectuate a seamless transfer of knowledge prior to the incumbent leaving his or her position.

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26.3	Women, Minority, and Disabled Veteran Business Enterprises

(a)

PG&E and SSN agree that Supplier Diversity is fundamental to PG&E’s core business strategy and that SSN will actively participate in PG&E’s Supplier Diversity Subcontracting Program to utilize women, minority and disabled veteran business enterprise (“WMDVBE”) enterprises when appropriate and comply with the requirements set out in Schedule N (Diversity Subcontracting Policy).

(b)

PG&E is subject to CPUC General Order (GO) 156, which sets forth an overall goal to purchase a minimum of 21.5% of its goods and services from WMDVBEs. GO 156 sub-goals are to purchase goods and services at a minimum of: 15% from minority-owned, 5% from women-owned, and 1.5% from disabled veteran-owned business enterprises. GO 156 requires each utility to establish and maintain a subcontracting program for the purpose of encouraging its prime contractors to utilize WMDVBE subcontractors. GO 156 does not authorize or permit a utility to utilize set-asides, preferences, or quotas in administration of its WMDVBE program.

(c)

During the Deployment Period and the Service Period, SSN will assist PG&E to meet and exceed PG&E’s GO 156 supplier diversity goals by subcontracting *** of the work covered by this Agreement to diverse suppliers who have been certified as minority-owned, women-owned, or veteran-owned business enterprises by the CPUC Clearinghouse. SSN agrees to make Commercially Reasonable Efforts to assist PG&E in meeting its goals through the implementation of SSN’s subcontracting plan.

(d)	PG&E and SSN agree that if SSN fails to use Commercially Reasonable Efforts to meet its diverse subcontracting goal during any year of the Term, PG&E may ***

***

(e)

SSN shall submit documentation to PG&E of opportunities extended, mentoring efforts, and events held, as well as submit reports of subcontracting and sub-supplier spending as it relates to PG&E’s program supporting the use of verifiable WMDVBE businesses.

(f)	SSN shall use Commercially Reasonable Efforts to increase WMDVBE spending over the entire course of this Agreement.

(g)	SSN agrees to provide PG&E a subcontracting plan with respect to its proposed use of WMDVBEs.

(h)	SSN agrees to submit enrollment forms and utilize PG&E’s Supplier Diversity Management System (SDMS) for on-line reporting of spend with WMDVBEs for reporting periods as specified by PG&E.

(i)	SSN will provide PG&E with monthly reports in the form required under PG&E’s supplier diversity program, to report its use of WMDVBEs.

(j)

SSN will document the process used to solicit the participation of WMDVBEs for the Product to be provided under each Purchase Order, and this documentation will be maintained with the monthly WMDVBE reports by SSN.

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27.	SUBCONTRACTORS

(a)

SSN may assign, delegate or subcontract all or any part of its rights, duties, responsibilities or obligations under this Agreement to third parties only with the prior written consent of PG&E not to be unreasonably withheld, (approved third parties are “Subcontractors”). In seeking PG&E’s approval of a third party pursuant to this Section, SSN will provide PG&E with notice summarizing the Services to be performed and the location for provision of the Service.

(b)	SSN may use one or more Subcontractors in the performance of SSN’s obligations pursuant to this Agreement provided that:

(i)	SSN remains fully and solely responsible and liable for proper performance of all SSN obligations under this Agreement; and

(ii)	SSN ensures all such Subcontractors are informed of and agree in writing to comply with all applicable terms and conditions of this Agreement.

(c)	SSN will immediately notify PG&E in writing if SSN learns or reasonably believes any Subcontractor is failing to perform or make reasonable progress under the terms and conditions of any subcontract.

(d)	PG&E’s consent with respect to any subcontracting will not relieve SSN of its responsibility for its full performance under this Agreement.

(e)	PG&E approves the subcontractors listed in Schedule J (Approved Subcontractors and***).

28.	INSURANCE AND LETTERS OF CREDIT

28.1	Insurance

SSN shall maintain insurance as set forth in Schedule M (Insurance).

28.2	[Amended and Restated in its entirety by Amendment 7]

29.	DISPUTE RESOLUTION

Any material dispute between the Parties arising out of or relating to the Agreement, including with respect to the interpretation of any provision of the Agreement or with respect to performance or non-performance under the Agreement, will be resolved as provided in this Section 29 (Dispute Resolution).

29.1	Informal Dispute Resolution

(a)	Subject to Section 29.1(b), the Parties initially will attempt to resolve any dispute arising out of or relating to the Agreement informally in accordance with the following:

(i)

Within *** Business Days after a Party receives written notice of a dispute from the other Party (“Dispute Date”), it will designate a senior representative (i.e., a person whose rank within the company is superior to that Party’s project manager), who will offer to meet with the designated senior representative of the other Party for the purpose of attempting to resolve the dispute amicably;

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(ii)

The appointed representatives will meet promptly to discuss the dispute and attempt to resolve it without the necessity of any formal proceeding. They will meet as often as the Parties deem necessary in order that each Party may be fully advised of the other’s position. During the course of discussion, all reasonable requests made by one Party to the other for non-privileged information reasonably related to the matters in dispute will be honored promptly;

(iii)	The specific format for the discussions will be left to the discretion of the appointed representatives; and

(iv)

If the dispute has not been resolved within *** Business Days after the Dispute Date, upon the written request of either Party, the Chief Executive Officer of SSN and PG&E’s Senior Vice President and Chief Customer Officer will promptly meet and negotiate in good faith to resolve the dispute.

(b)

If a dispute between the Parties arising out of or relating to the Agreement has not been resolved pursuant to the processes set forth in Section 29.1(a) within *** Business Days from the Dispute Date, then either Party may initiate non-binding mediation of the dispute by submitting a written request to JAMS or the American Arbitration Association (AAA), with a copy to the other Party, seeking the appointment of a mediator to assist in resolving the dispute. The Parties will cooperate with the mediator and each other in the mediation process. The mediation will be conducted in accordance with the applicable practices and procedures employed by the mediator. If litigation is commenced, either Party may terminate the mediation process by so notifying the mediator and the other Party. Each Party will bear its own expenses in the mediation process and will share equally the charges of the mediator and his/her sponsoring entity.

(c)	The foregoing shall not preclude either party’s initiation of binding arbitration under Section 28.2.

29.2	Continued Performance

Each Party agrees to continue performing its obligations under the Agreement while a dispute is being resolved except to the extent performance is prevented by the other Party or the issue in dispute precludes performance. For the avoidance of doubt, PG&E’s withholding payment of disputed charges as permitted in accordance with Schedule B (Pricing and Payment Terms) will not be considered to prevent SSN from performing the Services, nor will this Section 29 be interpreted to limit either Party’s right to terminate the Agreement as provided in Section 20 (Term and Termination).

29.3	Equitable Remedies

Each Party acknowledges that a breach of any of its obligations under the Sections of the Agreement listed below, or its infringement or misappropriation of any Intellectual Property Rights of the other Party, may irreparably harm the other Party in a way that could not be adequately compensated by money damages. In such a circumstance, the aggrieved Party may proceed directly to court notwithstanding the other provisions of this Section 29 (Dispute Resolution). If a court of competent jurisdiction should find that a Party has breached (or

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attempted or threatened to breach) any such obligations, such Party agrees that without any additional findings of irreparable injury or other conditions to injunctive relief, it will not oppose the entry of an appropriate order compelling its performance of such obligations and restraining it from any further breaches (or attempted or threatened breaches) of such obligations. The following Sections are subject to this paragraph:

(a)	Sections 13.1 (License Grant);

(b)	Section 14 (Escrow Arrangements);

(c)	Section 15 (Ownership of Materials);

(d)	Section 16 (Indemnification);

(e)	Section 20 (Term and Termination);

(f)	Section 22 (Confidentiality); and

(g)	Section 30.16 (***).

30.	MISCELLANEOUS

30.1	Force Majeure

(a)

“Force Majeure Event” means a fire, flood, earthquake, other act of God or nature, riot, civil disorder, act of terrorism or other similar cause beyond the reasonable control of a Party that delays or prevents the Party, directly or indirectly, from performing its obligations in accordance with the Agreement.

(b)

A Party will not be liable for any default or interruption in performing its obligations under the Agreement to the extent the default or interruption is attributable to a Force Majeure Event provided:

(i)

the non-performing Party (and any other suppliers or contractors of the non-performing Party to whom the performance has been delegated) are without material fault in causing the default or interruption; and

(ii)

the default or interruption could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the affected Party through the use of alternate sources, workaround plans or other means.

(c)

In such event the affected Party will be excused from further performance or observance of the obligations so affected for as long as the Force Majeure Event continues and the affected Party continues to use Commercially Reasonable Efforts to perform whenever and to whatever extent is possible without default or interruption. A Party so hindered in its performance will immediately notify the Party to whom performance is due by telephone and describe at a reasonable level of detail the circumstances causing the default or interruption (to be confirmed in writing within twenty-four (24) hours after inception of such default or interruption, if possible). That Party will also notify the other Party promptly when the Force Majeure Event has abated.

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(d)

If a Force Majeure Event prevents provision of Products for more than *** days or performance of Services reasonably identified by PG&E as critical (“Critical Services”) for more than *** days or causes SSN to fail to meet the *** required in Attachment 2 of Schedule ***, then PG&E may ***, in which case PG&E will ***, provided, however, that if PG&E ***.

(e)

In addition to the rights and remedies set forth in Section 30.1(d) above, if a Force Majeure Event prevents provision of Products or Services for more than *** days ***, then PG&E may ***, as well as ***, provided however that if the disruption of Products or Services continues for more than *** months, then PG&E shall have the right to ***, provided, however, that PG&E will *** as provided in Section ***.

(f)

Upon the occurrence of a Force Majeure Event that PG&E reasonably determines is likely to interrupt the provision of Software support and maintenance for more than *** days, PG&E may *** in accordance with Section ***.

(g)

If PG&E terminates the Agreement under 30.1(e) above, PG&E will pay SSN’s charges for all Products supplied and/or Services performed under the Agreement, ***, but will not be liable for payment of any termination charges or demobilization costs. SSN will not be entitled to any additional payments from PG&E for costs or expenses incurred by SSN as a result of any Force Majeure Event.

30.2	Assignment

(a)

The rights, duties and obligations of SSN under this Agreement may not be assigned in whole or in part, whether by agreement or by operation of law (including by merger or acquisition) without the prior express written consent of PG&E, which PG&E shall not unreasonably withhold or delay, and any attempted assignment of any rights, duties or obligations hereunder without such consent will be null and void; provided, however, that PG&E’s consent shall not be required for an assignment of SSN’s rights, duties and obligations under this Agreement in connection with a merger, acquisition or sale of substantially all of the assets or capital stock of SSN:

(i)	if the merger, acquisition or sale ***; or

(ii)	if ***; or

(iii)	if ***.

In all cases, whether PG&E’s consent is required or not, SSN will use Commercially Reasonable Efforts to obtain reasonable assurances from the acquirer that the acquirer will retain key SSN personnel and *** in accordance with the Agreement and the Product Roadmap.

(b)	PG&E may, without SSN’s consent, assign its rights and obligations under this Agreement, ***

(c)	This Agreement will be binding on the Parties and their respective successors and permitted assigns.

30.3	Provision of ***

(a)	From the Effective Date until the earliest of: (i) ***; (ii) ***; or (iii) ***

(i)	SSN shall provide PG&E with: (A) ***; and (B) ***; and

(ii)	SSN will ensure that: (A) ***; and (B) ***.

(b)	PG&E will ***.

(c)

All information provided to PG&E pursuant to this Section shall be certified in writing by SSN’s Chief Financial Officer. Upon satisfaction of the ***, SSN’s Chief Financial Officer will, in lieu of providing Financial Statements, certify to PG&E *** no later than forty five (45) days after the end of each calendar quarter. If thereafter SSN no longer *** , SSN’s obligation to provide the Financial Statements shall thereupon recommence until such time as its obligation to provide such Financial Statements shall terminate in accordance with Section 30.3(a) above.

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30.4	Notice of Material Adverse Change

SSN shall *** PG&E in the event SSN suffers or reasonably expects to suffer a Material Adverse Change, with such notice detailing the ***

30.5	Order of Precedence

In the event of a conflict between or among the documents comprising the Agreement, the following order of precedence will apply (documents listed in descending order of priority):

(a)

these GENERAL TERMS AND CONDITIONS, together with Annex A-5 (Functional Requirements and Product Roadmap); Schedule F (Compensation for *** and ***); Schedule G (Product and Service Warranties); Schedule M (Insurance); Schedule L (Additional Policies and Procedures) and Schedule N (Diversity Subcontracting Policy);

(b)	Schedule B (Pricing and Payment Terms), including its Annexes (and other attachments, if any);

(c)	Annex A-3 (Product Documentation);

(d)	the Statement of Work (including any additional scopes of work that the Parties may execute pursuant to this Agreement);

(e)	Annex A-1 (SmartMeter Master Project Plan);

(f)	other Schedules and Annexes; and

(g)

Purchase Orders and Release Authorizations; provided, however, that a Purchase Order or Release Authorization may amend other documents that form part of this Agreement only in accordance with Section 4.1(e).

30.6	Governing Law and Jurisdiction

(a)	The Agreement will be construed and governed according to laws of the State of California, without regard to the conflicts of law principles.

(b)	The Parties expressly exclude from this Agreement all the provisions of the Vienna Convention, 1980 (The United Nations Convention on Contracts for the International Sale of Goods).

(c)

The Uniform Computer Information Transactions Act (the “UCITA”), including any law that incorporates substantially all of the provisions of the UCITA, however titled, shall not apply to the Licenses granted under this Agreement.

(d)

For any litigation arising out of or relating to the Agreement or the transactions and relationships contemplated by the Agreement, regardless of the form of action or the Party that initiates it, the Parties irrevocably and unconditionally submit to the exclusive jurisdiction of and venue in the Superior Court of the State of California, San Francisco County or, if that court does not have jurisdiction, in the United States District Court for the Northern District of California.

(e)	The Parties irrevocably and unconditionally waive any objection to the laying of venue of any proceeding arising out of or relating to the Agreement in those courts.

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(f)

The Parties consent to the jurisdiction of any state court located within a district that encompasses assets of a Party against whom a judgment (or award) has been rendered for the enforcement of the judgment against the assets of such Party.

30.7	Severability

The provisions of this Agreement will be deemed severable. If any provision of this Agreement will be held unenforceable by any court of competent jurisdiction, it will be severed from this Agreement and the remaining provisions will remain in full force and effect.

30.8	Amendments

This Agreement will not be amended or modified except in writing signed by the Parties.

30.9	Interpretation

(a)	All headings and captions in this Agreement are for convenience and ease of reference only and are not to be considered in the construction or interpretation of any provision of this Agreement.

(b)	Numbered or lettered paragraphs, subparagraphs, schedules annexes and exhibits contained in this Agreement refer to sections, subsections, schedules annexes and exhibits of this Agreement.

(c)	This Agreement will be deemed to have been written by both Parties.

(d)	Unless the context requires otherwise:

(i)	use of the singular imports the plural and vice versa; and

(ii)	use of a specific gender imports the other genders.

(e)	Exhibits attached to this Agreement are provided for convenience of reference only and do not form part of this Agreement.

30.10 Survival

The following provisions shall survive termination or expiration of the Agreement for any reason: Sections 4.5 (Liquidated Damages and ***), 9,1 (Invoicing and Payment), 12 (Documentation), 13.1 (License Grant), 14.2(d) (Manufacturing Fees), 14.4 (Obligations on Release of Escrowed Materials), 15 (Ownership of Materials), 16 (Product Performance and Service Warranties), 17 (General Warranties), 18 (Indemnification), 19 (Limitations of Liability), 20.5 (No Damages as a Result of Rightful Termination), 20.6 (Disengagement Assistance), 21 (Data Security and Protection), 22 (Confidentiality), 23 (Audits and Records) 28.1 (Insurance), 29 (Dispute Resolution), 30.6 (Governing Law and Jurisdiction), 30.16 (***) and any provision of the Agreement that contemplates or governs performance or observance to termination or expiration of the Agreement.

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30.11 Notices

Any notice required to be sent or given under this Agreement will be sent in person, by certified or registered mail return receipt requested or by nationally-recognized express courier, addressed as follows:

To PG&E	To SSN

Pacific Gas and Electric Company

ATTN: President and Chief Executive Officer

Hand Delivered copies:

77 Beale Street

San Francisco, California 94177

Copies delivered by US mail:

P.O. Box 7442

San Francisco, California 94120

Silver Springs Network ATTN: Controller 575 Broadway Street Redwood City, California 94063

With Copies to: Pacific Gas and Electric Company ATTN: Senior Vice President Customer Service and Pacific Gas and Electric Company ATTN: General Counsel At the address indicated above.	With copies to: Silver Springs Network ATTN: VP of Marketing At the address indicated above. and Silver Springs Network ATTN: General Counsel At the address indicated above.

Notice will be effective as of the date of delivery in the case of personal delivery, or the third (3rd day following the date of deposit for registered mail delivery, addressed to the Party intended at its address set forth in the caption if delivered by certified or registered mail.

30.12 Waivers

Any consent by any Party to, or waiver of, a breach by the other, whether express or implied, will not constitute a consent to, or a waiver of any other, different or subsequent breach. Regardless of PG&E’s review, audit or inspection of SSN, payment or other act or omission, or the Products successfully passing acceptance testing, SSN will remain responsible for complying with all the terms and conditions of this Agreement and such acts or omissions of PG&E will not constitute a waiver.

30.13 Relationship

(a)	The relationship of the Parties is that of buyer and seller only.

(b)	This Agreement is not intended by the Parties to constitute or create a joint venture, pooling arrangement, partnership, agency or formal business organization of any kind.

(c)	Neither PG&E nor SSN will represent that its relationship with respect to the other Party is other than as an independent supplier.

(d)

Nothing in this Agreement will create in either Party any right or authority to incur any obligations on behalf of, or to bind in any respect, the other Party and nothing in this Agreement will be construed to create any agency, joint venture or partnership.

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

30.14 Entire Agreement; Governing Terms

This Agreement constitutes the entire agreement between the Parties with respect to its subject matter, and merges, integrates, cancels and supersedes any prior understanding and agreements between the Parties whether written or oral concerning its subject matter.

30.15 Counterparts

This Agreement may be executed in two counterparts, each of which will be deemed an original, but all of which will constitute but one and the same instrument.

30.16 Non-Solicitation

(a)	Subject to Section 30.16(b), *** acknowledges and agrees that ***. Accordingly, *** agrees that it will not, without the consent of *** under this Agreement.

(b)	Section 30.16(a) applies only during the period that *** under this Agreement and for a period of *** thereafter.

(c)

In the event *** breaches the provisions of this Section 30.16, the Parties agree that it would be difficult to determine the amount of actual damages to *** that would result from such breach. The Parties further agree that in the event ***breaches the provisions of this Section 30.16 *** shall pay ***, liquidated damages equal to ***, which is the parties’ good faith estimate of the amount of damages to *** from such breach.

30.17 Definitions

The following capitalized terms, when used in the Agreement, will have the meanings given to them below unless the context requires otherwise. Other capitalized terms used in the Agreement are defined in places where they are used.

Defined Term	Meaning
“Affiliate”	Means, when used with reference to a specified corporation, partnership or limited liability company, any other entity that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the partnership, corporation or limited liability company specified. For purposes of the foregoing, “control” and “under common control with” with respect to any entity will mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, partnership interests or by contract or otherwise.

“Aggregate Revenue”	Has the meaning provided in Section 19.1(b)(ii).

“Agreement”	This SmartMeter Program Upgrade Supply Agreement and all attached Schedules and Annexes, as such may be amended in accordance with the provisions herein.

“APIs”	Application programming interfaces.

“Approved Vendors”	Has the meaning provided in Section 14.4(d).

“Audit Finding”	Has the meaning provided in Section 23.2(b).

“Auditors”	Has the meaning provided in Section 23.1(a).

“Audits”	Has the meaning provided in Section 23.1(a).

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

Defined Term	Meaning
“Bank”	Has the meaning provided in Section 28.2(a).

***	Has the meaning provided in Section 9.2(c).

“Business Days”	Days when PG&E’s corporate offices are open for business during standard business hours.

“Change Request”	A request for a change made by either Party in accordance with Annex D-1 (Change Control Procedures).

“Claim”	Has the meaning provided in Section 18.1(a).

***	Has the meaning provided in Section 18.1(e).

“Commercially Reasonable Efforts”	Taking all such steps and performing in such a manner as a well managed company would undertake under the circumstances where it was acting in a determined, prudent and reasonable manner to achieve a particular desired result for its own benefit.

“Communication Protocol Technology”	The technology that permits communication to take place to a third party device in the nature of devices having similar functionality to those devices described in the Technology Plan.

***	Has the meaning provided in Section 9.2(a).

“Confidential Information”	Has the meaning provided in Section 22.1(b).

“CPUC”	California Public Utilities Commission.

“Critical Services”	Has the meaning provided in Section 30.1(d).

“Current Releases”	Has the meaning provided in Section 7(b).

“Deliverable”	Anything to be delivered by SSN to PG&E under this Agreement. Deliverables may include Products, Documentation and PG&E-Specific Work Product.

“Delivery Schedule”	The date specified in a Release Authorization issued by PG&E in accordance with the Minimum Lead Times upon which SSN undertakes to deliver the Products pursuant to the conditions of this Agreement.

“Demand Notice”	Has the meaning provided in Section 20.3(a)(i).

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

Defined Term	Meaning
“Deployment Period”	The period commencing on the Effective Date and ending on December 31, 2013.

“Derivative Works”	Has the meaning provided in Section 13.2(f).

“Disclosing Party”	Has the meaning provided in Section 22.1(a).

“Dispute Date”	Has the meaning provided in Section 29.1(a)(i).

“Documentation”	The technical and functional specification and other technical and functional documentation relating to the Products as specified in Annex A-3 (Product Documentation).

“***”	Has the meaning provided in Section 28.2(c)

“***”	Has the meaning provided in Section 28.2(c)

“Effective Date”	The date first written above.

“Equipment”	The tangible components of the Products listed in Annex A-7 (List of SSN Products and Product Tools).

“Escrow Agent”	Has the meaning provided in Section 14.1(a).

“Escrowed Materials”	The Source Code version of the Software, Documentation, Manufacturing Know-How and Supplier Information, all of which shall be updated from time to time by SSN to include any changes to any of the foregoing.

“Existing ***”	Has the meaning provided in Section 28.2(a).

“Fees”	Means the prices and fees for the Products and Services specified in Schedule B (Pricing and Payment Terms), and the Manufacturing Fees, subject to any reduction or increase in prices and fees pursuant to the provisions of this Agreement.

“***”	Has the meaning provided in Section 30.3(a).

“***”	The *** of SSN delivered in accordance with this Agreement.

“***”	Has the meaning provided in Section 4.2(a).

“Force Majeure Event”	Has the meaning provided in Section 30.1(a).

“Functional Requirements”	The technical, operational and functional requirements for the Products as set forth in this Agreement and Annex A-5 (Functional Requirements and Product Roadmap) and any additional features and capabilities of the Products as described in the Documentation. In the event of a conflict

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

Defined Term	Meaning
between any of the requirements of this Agreement and the requirements of Annex A-5 (Functional Requirements and Product Roadmap) and the Documentation, the most stringent will apply (that is, the requirement providing the most favorable functionality and performance to PG&E).

“Governmental Authority”	Any federal, state, local, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority official or authority, including, without limitation, the Federal Communications Commission, California Energy Commission and the California Public Utilities Commission.

“Governmental Authorization”	Any permit, license, franchise, approval, certificate, consent, ratification, permission, confirmation, endorsement, waiver, registration, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

“HAN”	Home area network.

“including” (and any of its derivative forms)	Including but not limited to.

“Indemnitee”	Has the meaning provided in Section 18.5.

“Indemnitor”	Has the meaning provided in Section 18.5.

“Indemnity Items”	Has the meaning provided in Section 18.1(c).

“Initial ***”	Has the meaning provided in Section 28.2(a).

“Intellectual” Property Rights”	All worldwide common law or statutory (a) patents, patent applications, and patent rights; (b) rights associated with original works, authorship, moral rights, copyrights and all its exclusive rights; (c) rights relating to the protection of trade secrets and confidential information, (d) rights associated with algorithms, designs, industrial designs, and semi conductor design; (e) rights related to the possession, use or exploitation of signs, trademarks, service marks, trade names, trade dress and related goodwill; (e) rights analogous to those set forth above and any and all other industrial or intellectual property rights; and (f) registrations, divisionals, continuations, continuations-in-part, renewals, reissues, reexaminations, and extensions of the foregoing (as applicable) now existing or hereafter filed, issued or acquired.

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

Defined Term	Meaning
“***”	Has the meaning provided in Section 28.2(f)(i).

“***”	Those positions identified in Schedule J (Approved Subcontractors and ***).

“Knowledge”	The actual knowledge of the officers or supervisory employees of a Party after reasonable investigation.

“Legal Requirements”	Any applicable law, statute, ordinance, decree, requirement, order, writ, judgment, injunction, award, treaty, proclamation, convention, rule or regulation (or interpretation of the foregoing) of, and the terms of any Governmental Authorization issued, required, or promulgated by, any Governmental Authority.

“Liabilities”	Has the meaning provided in Section 18.1(b).

“License Fee Demand Notice”	Has the meaning provided in Section 13.2(b)(i).

“License”	Has the meaning provided in Section 13.1(a).

“***”	The *** and *** versions of SSN’s Software, User Documentation, all Product Documentation and Manufacturing Know-How.

“Live Billing”	Has the meaning given to it in Section 5.3 (On-site Production Support).

***	***

“Manufacturing Know-How”	All information, rights (including Intellectual Property Rights), materials and support required to enable a reasonably experienced contractor who is generally familiar with the manufacture and maintenance of similar Equipment and Products and capable of doing so to independently understand, manufacture, test and repair the Products within PG&E’s own facilities.

“Material Adverse Change”	A material adverse change in (a) the ***, (b) the *** or (c) *** under this Agreement, in all cases whether ***, including without limitation any ***

“may not”	Not having the right to do something.

“may”	Having the right, but not the obligation to do something.

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

Defined Term	Meaning
“Meters”	Has the meaning provided in Section 1.1(b).

“Minimum Lead Times”	The time frame in which SSN will deliver the Products to PG&E or its designee, commencing upon SSN’s acceptance of the Release Authorization as set out in Schedule C (Minimum Lead Times).

“Network Hardware”	The new or replacement network data collection units provided by SSN, as such units are described in Annex A-7 (List of SSN Products and Product Tools).

“NIC Card”	SSN’s Network interface Card that provides wireless networking and HAN capability for commercial and industrial Meters.

“Notice of Election”	Has the meaning provided in Section 18.5(a).

***	***

“Order Documentation”	Has the meaning provided in Section 4.1(e).

“OSHA”	Occupational Safety and Health Administration.

“Parties”	PG&E and SSN, together.

“PG&E Data”	Has the meaning provided in Section 21.1.

“PG&E Indemnitees”	Has the meaning provided in Section 18.1.

“PG&E Product Modification”	Has the meaning provided in Section 18.1(d).

“PG&E-Specific Work Product”	Has the meaning provided in Section 15.1(b).

“*** Date”	Has the meaning provided in Section 9.2(b).

***	Has the meaning provided in Section 1.4.4(e).

“Product Roadmap”	Means the list of future Product enhancements described in lines 61 through 66 of Annex A-5 (Functional Requirements and Product Roadmap) which are to be made available to PG&E by the due dates specified in that document.

“Product Support Tools”	Any SSN developed tools, test equipment, software, firmware versions and processes that are used to test, tune and certify the SmartMeter System, including meter simulators and

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

Defined Term	Meaning
access point simulators. A list of the Product Support Tools current as of the Effective Date is set forth in Annex A-7 (List of SSN Products and Product Tools).

“Products”	The Equipment and the Software (including Upgrades) listed in Annex A-7 (List of SSN Products and Product Tools).

“Purchase Order”	A written order issued by PG&E in accordance with Section 4.

“Receiving Party”	Has the meaning provided in Section 22.1(a).

“Release Authorization”	Has the meaning provided in Section 4.1(a).

“***”	Has the meaning provided in Section 28.2(a).

“RF Mesh”	Has the meaning provided in Section 1.1(b).

“Service Period”	The period of ongoing operations and maintenance of the SmartMeter System, beginning on *** and continuing for *** years.

“Service Territory”	PG&E’s gas and electric service territory as of the Effective Date as set forth on Annex A-6 (Service Territory).

“Services”	All professional services, training, maintenance, support and other services provided by, or on behalf of, SSN under this Agreement.

“shall”	An expression of command, not merely an expression of future intent or expectation.

“SmartMeter Interface”	Has the meaning set forth in Section 1.1(b).

“SmartMeter Supplier”	Third parties who are involved in supplying components of, installing or providing other services for, the SmartMeter System.

“SmartMeter System”	Has the meaning set forth in Section 1.1(b).

“SmartMeter Upgrade Project”	Has the meaning set forth in Section 1.1(b).

“Software”	Programs, codes, algorithms, development tools, formulae, libraries, computer programs or applications to the extent provided by SSN to PG&E hereunder, including any Upgrades.

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

Defined Term	Meaning
“***”	***

“SOX”	The Sarbanes-Oxley Act of 2002, as it may be amended, supplemented and updated from time to time.

“SSN Indemnitee”	Has the meaning provided in Section 18.3.

“SSN Personnel”	Any and all personnel assigned to provide the Products or perform any part of the Services in, on or at property or facilities of or locations controlled by PG&E, including employees and independent contractors of (i) SSN, (ii) its Affiliates and (iii) Subcontractors.

“Statement of Work”	Has the meaning provided in Section 1.4(a).

“Subcontractor”	Has the meaning provided in Section 27.

“Supplier Material”	Has the meaning provided in Section 3.4(a).

“***”	Has the meaning provided in Section 28.2(f)(ii).

“***”	Has the meaning provided in Section 28.2(g).

“***”	Has the meaning provided in Section 28.2(g).

“***”	Has the meaning provided in Section 28.2(g).

“UCITA”	The Uniform Computer Information Transactions Act.

“Upgrade”	Is defined in Schedule H (Software Maintenance and Support).

“Use”	The right to use, install, execute, load, operate, display, copy, perform and maintain the Licensed Material.

“User Documentation”	An electronic version of the then-current installation instructions and user manuals customarily provided by SSN to customers of the Software

“will”	Unless the context requires otherwise, an expression of command, not merely an expression of future intent or expectation.

“WIP”	Has the meaning provided in Section 4.6(d).

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

Defined Term	Meaning
“***”	Has the meaning provided in Section 28.2(c).

“***”	Has the meaning provided in Section 28.2(c).

“WMDVBEs”	Has the meaning provided in Section 26.3(a).

“written” or “in writing”	Is used for emphasis in certain circumstances, but that will not derogate from the general application of the notice requirements set forth in the Agreement in those and other circumstances.

(End of General Terms and Conditions)

PG&E and SSN Confidential

Schedule A

Technical Annexes

The following Annexes comprise Schedule A to the Agreement:

Annex A-1: SmartMeter Master Project Plan

Annex A-2: Statement of Work

Annex A-3: Product Documentation

Annex A-4: Third Party Products and IT Infrastructure Specifications

Annex A-5: Functional Requirements and Product Roadmap

Annex A-6: Service Territory

Annex A-7: List of SSN Products and Support Tools

Annex A-8: NIC/HAN Technical Specifications

PG&E and SSN Confidential

Schedule A

Annex A-1 SmartMeter Master Project Plan

The Parties intend that the attached Project Plan will develop and evolve during the planning and deployment phases of the SmartMeter Project.

PG&E may update the attached Project Plan at any time by providing SSN with an updated version.

*** [2 pages redacted]

PG&E/SSN Confidential

Schedule A

Annex A-2

[Amended and restated in its entirety by Amendment No. 6]

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule A

Annex A-3 Product Documentation

The following documents comprise Schedule A, Annex A-3 to the Agreement as of the Effective Date of the Agreement. SSN will provide updates of the Product Documentation in accordance with Section 12 of the Agreement.

File name	Document	Product	Notes
***	***	***	***

PG&E and SSN Confidential

SmartMeter Endpoint Supply Agreement (SSN)

Schedule A

Annex A-4

[Deleted in its entirety and replaced by Amendment No. 5]

PG&E and SSN Confidential

SmartMeter Upgrade Project Supply Agreement (SSN)

Schedule A

Annex A-5

[Amended and restated in its entirety by Amendment No. 6]

SmartMeter Upgrade Project Supply Agreement (SSN)

Schedule A

Annex A-6 PG&E Service Territory

PG&E
Service Territory
PG&E
North Valley Division
Area 5
North Coast Division
Area 1
Sierra Division
Sacramento Division
Stockton Division
Yosemite Division
Area 6
Area 2
Mission Division
Area 3
Fresno Division
Central Coast Division
Area 4
Los Padres Division
Kern Division

PG&E and SSN Confidential

Schedule A

Annex A-7

[Amended and restated in its entirety by Amendment No. 6]

PG&E and SSN Confidential

Schedule A

Annex A-8 NIC/HAN Technical Specifications

PG&E and SSN Confidential

SSN NIC for L+G *** Meters***Product Specification

Catalog Number ***

Introduction

Silver Spring Networks (SSN) manufactures a network interface card (NIC) for the Landis+Gyr *** meter lines. The NIC has three interfaces; the ***

***

The NIC is a generic platform and configured as part of the meter assembly process for the meter and service.

NIC Specifications

Table 1 – NIC Specification

LAN Transceiver		HAN Transceiver
***	***	***	***
LAN Network		HAN Network
***	***	***	***
Processing		Physical
***	***	***	***
Meter Interface		Environmental
***	***	***	***

Meter Interface

The SSN NIC uses a *** for both the *** meters as defined in the following table.

Table 2 – Meter *** Configuration

***	Description
***	***

The NIC communicates with the *** meter using the *** protocol and *** data tables.

The NIC connects to the *** side voltage and operates from either ***or ***.

Silver Spring Networks - Confidential and Proprietary

Agency Approvals

FCC                                   ***

Industry Canada               ***

ANSI                                 ***

SSN NIC for L+G *** Meters***Product Specification

Catalog Number ***

Introduction

Silver Spring Networks (SSN) manufactures a network interface card (NIC) for the Landis+Gyr *** meter lines. The NIC has three interfaces; the ***

***

The NIC is a generic platform and configured as part of the meter assembly process for the meter and service.

NIC Specifications

Silver Spring Networks - Confidential and Proprietary

Table 3 – NIC Specification

LAN Transceiver		HAN Transceiver
***	***	***	***
LAN Network		HAN Network
***	***	***	***
Processing		Physical
***	***	***	***
Meter Interface		Environmental
***	***	***	***

Meter Interface

The SSN NIC uses a *** connector to interface with the *** meter as defined in the following table.

Table 4 – Meter *** Configuration

***	Description
***	***

The NIC communicates with the *** meter using the *** protocol and *** data tables.

The NIC connects to voltage on the *** of the meter. The power supply is *** and operates from voltages between *** and ***.

Agency Approvals

FCC                                  ***

Industry Canada              ***

ANSI                                ***

SSN NIC for L+G***Meters***Product Specification

Catalog Number ***

Introduction

Silver Spring Networks (SSN) manufactures a network interface card (NlC) for the GE Energy *** and *** meter lines. The NIC has three interfaces; the ***

***

The NIC is a generic platform and configured as part of the meter assembly process for the meter and service.

NIC Specifications

Table 5 – NIC Specification

LAN Transceiver		HAN Transceiver
***	***	***	***
LAN Network		HAN Network
***	***	***	***
Processing		Physical
***	***	***	***
Meter Interface		Environmental
***	***	***	***

Meter Interface

The SSN NIC uses the same *** for both the *** and *** meters as defined in the following table.

Table 6 – Meter *** Configuration

Silver Spring Networks - Confidential and Proprietary

***	Description
***	***

The NIC communicates with the *** meter using a proprietary ***.

The NIC communicates with the *** meter using the *** protocol and *** data tables.

The NIC connects to voltage on the *** of the meter and operates from either *** or ***

Agency Approvals

FCC                                ***

Industry Canada            ***

ANSI                              ***

SSN NIC for L+G*** Meters
Product Specification

Catalog Number ***

Introduction

Silver Spring Networks (SSN) manufactures a network interface card (NIC) for the GE Energy *** meter lines. The NIC has three interfaces; the ***

***

The NIC is a generic platform and configured as part of the meter assembly process for the meter and service.

NIC Specifications

Table 7 – NIC Specification

LAN Transceiver		HAN Transceiver
***	***	***	***

LAN Network		HAN Network
***	***	***	***

***		Physical
***	***	***	***

Meter Interface		Environmental
***	***	***	***

Meter Interface

The SSN NIC uses a *** for interfacing with the *** meter as defined in the following table.

Table 8 – Meter *** Configuration

***	Description	***	Description
***	***	***	***

The NIC communicates with the *** meter using the *** protocol and ***data tables.

The NIC connects to voltage on the *** of the meter. The power supply is *** and operates from voltages between *** and ***

Agency Approvals

FCC                    ***

Industry Canada ***

ANSI                 ***

Silver Spring Networks - Confidential and Proprietary

Schedule B

Pricing and Payment Terms

1.	GENERAL PROVISIONS

1.1	Overview

(a)	This Schedule B sets forth the Fees for Products and Services to be provided by SSN to PG&E under the Agreement.

(b)	Annex B-1 to this Schedule B (the “Pricing Tables”) lists the unit rates and other charges that are to be used to calculate the Fees. The Pricing Tables form part of this Schedule B.

(c)

The Fees determined in accordance with this Schedule B, together with the Manufacturing Fees that PG&E may be required to pay pursuant to Section 14.2 of the Agreement, and any other fees, expenses or reimbursements to SSN that are specified in the Agreement, are the only charges and expenses that PG&E shall pay to SSN for SSN’s provision of the Products and Services as set forth in the Agreement and for SSN to fulfill its obligations under the Agreement. In the event that any fees, charges or expenses for any additional products or services are required for SSN to perform its obligations as originally specified and within the original scope of the Agreement, such products and/or services shall be provided by SSN at no additional cost or expense to PG&E. Additional Fees may be payable with respect to Change Requests, as provided in Section 4.7 (Change Request) of the Agreement, and with respect to any additional Statements of Work or the addition of SSN Products to this Agreement.

(d)	Subject to Section 1.1(e) below, the Fees set forth in this Schedule B will *** as described in this Schedule B.

(e)	The Fees ***

(i)	Section *** of the Agreement;

(ii)	Section *** of this Schedule; and

(iii)	Section *** of this Schedule.

(f)

Prices and terms set out in this Schedule B (and Annex B-1) represent a binding offer from SSN to supply Products as ordered by PG&E pursuant to Purchase Orders during the Deployment Period and the Service Period. PG&E will have no obligation to purchase Products or services under this Schedule B and a commitment binding upon PG&E to purchase Products will arise only upon PG&E issuing Purchase Orders as described in Section 4 (Ordering, Delivery, Inspection and Acceptance Testing) of the Agreement.

PG&E and SSN Confidential

SmartMeter Project Upgrade Supply Agreement

Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

1.2	Invoicing and Payment

(a)	SSN will issue invoices:

(i)	*** (including the Equipment referred to in Pricing Tables 1, 2, 3, 4 and 5) to PG&E’s or its designee’s nominated ***;

(ii)	for the services described in the Statement of Work, as provided in Pricing Table 6.

(iii)	***for the provision of Services that are provided on a *** basis in accordance with the charges set out in Pricing Table 7 (Ad-hoc Consulting);

(iv)	for the Software license fee set forth in Pricing Table 8, in ***; and

(v)

commencing at the *** for the Software Maintenance and Support (as described in Schedule H) fees set out in Pricing Table 9. The fees payable for Software Maintenance and Support during the Deployment Period are ***pursuant to the Agreement.

(b)	SSN will include in all invoices the information required under this Schedule B and will submit all invoices using PG&E’s electronic invoicing system.

(c)	PG&E will pay undisputed, invoiced amounts within *** the date of PG&E’s receipt of the applicable invoice.

(d)

If PG&E does not pay invoices within *** of the due date, SSN may charge a late payment fee on the unpaid amounts, commencing *** from the due date, equal to the lesser of *** per month and the maximum legal rate.

(e)	Payments will be made in United States currency by bank transfer to SSN’s nominated bank account.

(f)

PG&E may withhold amounts due under an invoice that are subject to a good faith dispute with respect to Products and/or Services covered under that invoice without SSN’s assertion of a payment default. PG&E will promptly provide SSN with written notice describing any such good faith dispute. Under no circumstances will SSN suspend or delay its performance under this Agreement during any such payment dispute.

(g)	PG&E will have *** in accordance with Section 1.2(a) above.

(h)	PG&E shall have the right to ***under the Agreement.

1.3	***

(a)	***

(b)	*** ***

(c)	***

(d)	***

(e)	*** ***

(f)	***

1.4	Taxes

(a)

Except for California sales and use taxes and taxes on PG&E’s net income, all other taxes of any kind that may be levied or assessed with respect to any payments made hereunder by PG&E to SSN, and any withholding obligations of SSN with respect to any of its employees or subcontractors for all such taxes are the sole responsibility of, will be for the account of, and will be paid by SSN.

PG&E and SSN Confidential

SmartMeter Project Upgrade Supply Agreement

Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

(b)

SSN and PG&E will cooperate in structuring, separating and implementing the various transactions contemplated by this Agreement in a manner reasonably designed to appropriately account for California sales and use taxes on or with respect to such transactions. Costs that may be excludable from taxable costs for sales and use tax purposes, including excludable design services, training, shipping and transportation, installation and project management, will be separately stated and invoiced.

(c)

If SSN is authorized to collect California sales and use taxes with respect to the Products hereunder, PG&E will remit to SSN the amount of any such taxes (excluding any fines, penalties, interest charges or the like resulting from SSN’s failure to timely or properly perform its obligations as the entity responsible for remitting such taxes) relating to the transactions contemplated by this Agreement at the same time PG&E is invoiced by and makes payment to SSN, provided, however, that PG&E will not be required to remit any such amount to SSN unless and until SSN has provided its California seller’s permit number to PG&E in writing.

1.5	Shipping and Insurance

The prices set forth in the Pricing Tables are ***. Shipping and insurance charges for any new Products that are not priced in the Pricing Tables shall be ***.

2.	ARRANGEMENT WITH METER SUPPLIERS

(a)

If PG&E enters into agreements with other SmartMeter Suppliers for the manufacture and provision of Meters incorporating the Equipment set out in Pricing Table 3 (Endpoint Communication Modules), SSN shall sell that Equipment directly to the Smart Meter Supplier in accordance with the terms and conditions agreed between it and the SmartMeter Supplier (an “SSN/SmartMeter Supplier Contract”). PG&E is not liable to SSN for any default in payment or other liability that such SmartMeter Supplier may have to SSN under the terms of the SSN/SmartMeter Supplier Contract.

(b)

The pricing set out in Pricing Table 3 applies to any endpoint communication modules that PG&E elects to purchase directly from SSN under the Agreement. The total volume of endpoint communication modules supplied to PG&E under this Agreement and (indirectly) all *** shall be*** under this Agreement in accordance with Section 5 (***) below.

3.	***

The charges set out in Pricing Table 5 *** are the only additional charges that PG&E will be responsible for in respect of any Meters that are ***. In no event will such charges exceed *** per end point for *** of the total number of endpoints. For the avoidance of doubt, SSN will be ***

4.	*** AND ***

(a)	SSN will invoice PGE for *** set out in Pricing Table 8 in accordance with the following:

(i)	***;

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Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

(ii)	***;

(iii)	***;

(iv)	***;

(v)	***;

(vi)	***;

(vii)	***; and

(viii)	***.

(b)	The SSN network will be *** as set out in Schedule E (Review, Testing and Acceptance Process for Deliverables)*** and are outside the scope of SSN’s Services under this Agreement.

(c)

PG&E may elect to purchase Software Maintenance and Support services during the Service Period in accordance with Section 7(c) of the Agreement for the charges set out in Pricing Table 9 (Software Support and Maintenance Fees).

(d)

If, on the commencement of the Service Period, any part of the Software license fee remains unpaid because the condition for payment has not been met (for example, an enhancement set out in the Product Roadmap has not been provided), the Support and Maintenance fees will be ***, for so long as those Software fees remain unpaid.

5.	***

(a)	***

(b)	***

(c)	***

6.	TERMINATION FOR CONVENIENCE

6.1	Termination Charges

(a)	If PG&E terminates the Agreement for convenience in accordance with Section 20.2(a) of the Agreement, then PG&E will compensate SSN as follows:

(i)	For Software: *** in accordance with Section ***

(ii)	For Services: ***

(iii)	For Equipment:

(1)	***; and***

(2)	***

(b)	The amounts set out in this Section 6 are PG&E’s sole and exclusive liability to SSN based on termination of the Agreement for PG&E’s convenience.

6.2	Cancellation of a Purchase Order

If PG&E cancels a Purchase Order pursuant to Section 4.6 (Cancellation and Re-Scheduling) of the Agreement, PG&E will pay for Equipment subject to the Purchase Order in accordance with such Section 6.1(a)(iii) above.

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Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

6.3	Delivery of Equipment

Upon termination of the Agreement pursuant to Section 20.2(a) of the Agreement or a Purchase Order in accordance with Section 4.6 (Cancellation and Re-Scheduling) of the Agreement and payment by PG&E for the Equipment in accordance with Section 6.1(a)(iii) above, SSN will promptly deliver the Equipment and any work-in-progress relating to the Purchase Order to PG&E.

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Schedule B - Pricing and Payment Terms

Annex B-1 - Pricing Tables

Table 1 - Network Infrastructure

Network Infrastructure	Model Code	Volume required for Network Footprint	***
***
			***	***	***
***	***	***	***	***	***
			***	***	***
***

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Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

Table 2 - Network Accessories

Network Accessories	Model Code	Volume required for Network Footprint	***
***	***	***	***

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Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

Table 3 - Endpoint Communication Modules

Endpoint Communication Modules	Model Code	Planned volume	***	***	***
***	***	***	***	***	***
			***	***	***
			***	***	***
OPTIONS
***	***	***	***	***	***

Note 1 to Table 3

This category includes the following:

(a)	***;

(b)	***;

(c)	***;

(d)	***;

(e)	***; and

(f)	***

Note 2 to Table 3

This category includes the following:

(a)	***;

(b)	***;

(c)	***; and

(d)	***.

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Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

Table 4 – Endpoint Accessories

Endpoint Accessories	Model Code	Volume required for Network	***
***	***	***	***

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Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

Table 5 ***

*** situation	Planned Resolution	% of volume of endpoints covered	***
***	***	***	***

Refer to Section 3 of Schedule B (Pricing and Payment Terms)

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Schedule B - Pricing and Payment Terms

Annex B-1 - Pricing Tables

Table 6

[Replaced by Amendment No. 6]

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Schedule B - Pricing and Payment Terms

Annex B-1 - Pricing Tables

Table 7

[Replaced by Amendment No. 6]

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Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

Table 8

[Deleted in its entirety and replaced by Amendment No. 5]

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Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

Table 9 - Software Support and Maintenance Fees

Description	***
***	***

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Schedule B – Pricing and Payment Terms

Annex B-1 - Pricing Tables

Table 10 - Quantities Required for each Division

Location	AMI Network Concentrators (Gateways/Take-out Points)	AMI Network Repeaters Equipment	Deployment/ Mounting	Battery Back-ups for APs
***	***	***	***	***

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Schedule C

Minimum Lead Times

AMI Network Concentrators: The minimum lead time for AMI Network Concentrators is ***weeks.

AMI Network Repeaters: The minimum lead time for AMI Network Repeaters is *** weeks.

Network Accessories (Including mounting brackets, battery back-ups, remote antennas, cables): The minimum lead time for Network Accessories is *** weeks.

Endpoint Communication Modules: The minimum lead time for Endpoint Communication Modules is *** weeks.

Other Equipment (Including Field Service Units and Field Service Radios): The minimum lead time for Endpoint Communication Modules is ***weeks.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule D

Governance Framework and Processes

1.	GOVERNANCE FRAMEWORK

The following graphic depicts the governance framework for the SmartMeter Upgrade Project. It depicts how SSN will work with PG&E during the deployment phase of the SmartMeter Upgrade Project.

	Project Team	Program Management	Steering Committee
	Optimization	PMO	PG&E CCO
	Deployment	Project Managers	PG&E CIO
Roles	Procurement	Finance	PG&E, VP, Products
	System Integration	Communication	and Services
	Operations		PG&E, Sr. Dir., Smart
	Silver Spring Networks		Energy Web
SSN CEO

	Task/Project execution	Joint PG&E and vendor decisions	Critical decision making
Responsibilities	Risk mitigation / Issue	Conflict resolution	Executive Guidance
	resolution	Risk mitigation / Issue resolution	Issue probing
Project planning / resource loading
Budgeting
Status reporting
Output	Project deliverables	Project status	Formal approval of decisions
	Ongoing documentation and	Conflict escalation	Formal approval of meeting
	updates of issues and risks	Risk escalation	major milestones
Scope changes
Resource changes
Timing	Daily	Weekly	Monthly

2.	GOVERNANCE PROCESSES

The governance framework is segmented into three levels: the Project Team; Program Management; and Steering Committee. Each level has distinct roles, responsibilities, and reporting obligations. The levels are segmented based on their degree of tactical versus strategic focus on project issues.

3.	PROJECT TEAM

3.1	Overview

(a)

The Project Team is composed of the following functional areas: The PG&E Optimization team addresses the functional specifications of the system and develops procedures for testing and operating the network. The PG&E Deployment team installs the physical network and meters. PG&E Procurement purchases and receives the equipment. PG&E Systems Integration ensures that data collected by the network can be received and used by existing back-end systems. PG&E Operations runs the meter and network once it is installed and the system is operating. SSN is the vendor that delivers network Equipment, Meter NICs, and Software.

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SmartMeter Endpoint Supply Agreement (SSN)

Schedule 4 – Change Control Process

(b)

The SSN team will be composed of a project manager and field engineer, both on a full time basis. On a part time basis the SSN team will have contributions from a field manager, field engineer, technical support representative, system administrator, testing coordinator, systems integration manager and systems integration engineer.

(c)

The Project Team is responsible for daily execution of the project. These teams are responsible to work together and adhere to timelines and cost budgets. The Project Teams are also responsible for identifying risk and mitigating risks. The Project Team leaders are enabled to manage their projects and the interaction with other projects according to their own prudent project management techniques, while adhering to all relevant procedures (e.g., PG&E Delivery Model) and contract provisions.

3.2	Reporting Requirements

The output of the Project Teams are project Deliverables as defined in the overall Project Plan and Statement Of Work. Project Teams will report out the status of their workstreams against plan as defined in Annex A-1 (SmartMeter Master Project Plan) to the Agreement. The Project Teams also elevate issues and risks that they are unable to resolve at their level.

3.3	Meeting Timing and Required Attendees

Project Teams meet and interact on a daily basis. Their focus is tactical project management and project issues. Required attendees will be determined by individual workstream project manager.

4.	PROGRAM MANAGEMENT

4.1	Overview

(a)

The Program Management Team is composed of the following functional areas: The Program Management Office (PMO) is the function that manages the administrative functions of the project. Project managers monitor and run the project. Finance tracks the budget and expenditures. Communications crafts messages and updates about the project for internal and external audiences.

(b)

Program Management is responsible for coordinating and managing all of the Project Teams. It is responsible for making decisions jointly with the vendor and resolving conflicts between Project Teams. Program Management is responsible for publishing master project plans, checking status, and reporting out updates to the plan. Program Management also tracks expenditures and is responsible for meeting budgetary goals.

(c)

The PMO is the first step of the informal issue and dispute escalation process. The PMO should seek to resolve conflicts to the degree that it is able. Issues that can’t be resolved should be raised to the Steering Committee for the next level of informal dispute resolution.

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SmartMeter Endpoint Supply Agreement (SSN)

Schedule 4 – Change Control Process

4.2	Reporting Requirements

The outputs of Program Management are project status reports for the Steering Committee. Program Management also creates the monthly report that escalates unresolved risks and conflicts (Risk and Conflict Report). Additionally, Program Management makes recommendations to the Steering Committee for significant decisions, including scope and budget changes. All of the information in this reporting requirements section can be included in a Steering Committee presentation that guides the discussion, provides information, and presents key questions.

4.3	Meeting Timing and Required Attendees

Program Management meets on a weekly basis with the Project Teams and has both a tactical and strategic focus. Required attendees will be determined by the program manager and will generally include project managers from each of the major workstreams and workstream project team members, as appropriate.

5.	STEERING COMMITTEE

5.1	Overview

(a)

The Steering Committee is composed of the following PG&E positions. Chief Customer Officer drives overall program success and benefits. Chief Information Officer controls technical aspects of the program. The VP of Products and Services enables new value-added service offerings for the SmartMeter Upgrade Project. The Senior Director of Smart Energy Web focuses the Steering Committee on strategic project issues. The CEO of SSN will be invited to attends parts of the Steering Committee meeting to represent SSN’s capabilities and performance, but is not a member of, or decision maker on the Steering Committee.

(b)

The Steering Committee is responsible for making the critical decisions that the other levels couldn’t make or didn’t have the authority to make. The Steering Committee leverages its collective experience to provide executive level guidance for the project, uncovering potential risks or opportunities. The Committee probes issues to discover root causes. Finally, the Committee is a venue for executive to executive, cross-company communication that can drive to immediate closure of issues not resolved at lower levels.

(c)

The Steering Committee is the final informal step in the dispute resolution process. The PMO should ensure that the Steering Committee has all relevant information to resolve any disputes that reach the Steering Committee.

5.2	Reporting Requirements

The outputs of the Steering Committee are formal decisions as well as formal recognition of the achievement of significant project milestones, which may also signify payment points. The Program Manager will distribute an email after the Steering Committee meeting to all attendees and relevant parties. The email should indicate key decisions made and action items.

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Schedule 4 – Change Control Process

5.3	Meeting Timing and Required Attendees

The Steering Committee meets on a monthly basis and has a strategic focus. Steering Committee members will be required attendees, with particular emphasis on PG&E’s CCO and SSN’s CEO being in attendance. The Program Manager and project managers with Steering Committee business are also required attendees. The Program Manager may also call on specific subject matter experts, as appropriate.

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Schedule D

Annex D- 1 Change Control Process

1.	INTRODUCTION

This Annex D-1 sets out the high level Change Control Process the parties will follow for the identification, analysis and approval or rejection of all changes to (i) Products (including changes to Software, Network Equipment, Meters or the manufacturer of any Equipment or manufacturing process or location as identified in Section 2.2 of the Agreement; (ii) Purchase Orders; (iii) SSN’s performance under the Agreement; (iv) the terms and conditions of the Agreement; or (v) any other change requested by a party (each of which is a “Change”).

2.	INITIATION OF CHANGES

(a)	***

(b)	***

(c)	***

(d)	***

3.	APPROVAL/REJECTION OF PROPOSED CHANGES

(a)	***

(b)	***

(c)	***

4.	IMPLEMENTATION OF PROPOSED CHANGES

(a)	Within *** of the Effective Date the Parties will agree upon processes by which Changes to:

(i)	*** *** ***

(ii)	***

5.	COSTS AND EXPENSES

*** specified in this Annex D-1.

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Schedule E

Review, Testing and Acceptance Process for Deliverables

1.	INTRODUCTION

1.1	Overview

***

1.2	Definitions

2.	DEVELOPMENT TESTING

***

3.	SYSTEM ACCEPTANCE TESTING

***

4.	FINAL ACCEPTANCE

***

5.	FAILURE TO ACHIEVE PG&E’S PROVISIONAL OR FINAL ACCEPTANCE OF DELIVERABLES

***

***

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Schedule E Review, Testing and Acceptance Process for Deliverables

Annex E-1 – Severity Levels and Response/Resolution Requirements

SCHEDULE E

REVIEW, TESTING AND ACCEPTANCE PROCESS FOR DELIVERABLES

ANNEX E-1

Development and Testing Defects - Severity Levels and Response/Resolution Requirements

Level	Definition/Description	Response Requirements	Resolution Requirements
Severity 1	System Failure	SSN will:	SSN Will:
	***	***	***

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Schedule E Review, Testing and Acceptance Process for Deliverables

Annex E-1 – Severity Levels and Response/Resolution Requirements

Development and Testing Defects - Severity Levels and Response/Resolution Requirements

Level	Definition/Description	Response Requirements	Resolution Requirements
Severity 2	***	SSN will:	SSN will:
		***	***

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Schedule E Review, Testing and Acceptance Process for Deliverables

Annex E-1 – Severity Levels and Response/Resolution Requirements

Development and Testing Defects - Severity Levels and Response/Resolution Requirements

Level	Definition/Description	Response Requirements	Resolution Requirements
Severity 3	***	SSN will:	SSN will:
		***	***
Severity 4	***	SSN will: ***	SSN will: ***

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule F

Compensation for ***and ***

(a)

Overview. SSN shall pay PG&E Liquidated Damages if any breach of SSN’s obligations under the Agreement results in *** as defined below and as contemplated by Section 4.5 of the Agreement. SSN shall also reimburse PG&E for *** of the Agreement.

(b)	Definitions. For the purposes of this Schedule:

(i)	***.

(ii)	***.

(iii)	***.

(c)

Liquidated Damages. If any breach of the Agreement by SSN results in ***, SSN shall (subject to paragraph (f) below) pay PG&E Liquidated Damages which the parties agree for purposes of this Schedule F shall be *** for each affected Meter (“Liquidated Damages”) for the duration of the ***, provided that the period of delay for which SSN shall pay Liquidated Damages will not exceed the duration of the uncured breach by SSN.

Example #1. In breach of the Agreement, SSN is *** days late in delivering network Products to PG&E. The delay causes *** delays to PG&E’s implementation schedule as a result of which a group of Meters that would have been *** to allow *** to *** to PG&E are delayed by ***days. SSN is liable for Liquidated Damages for *** days.

Example #2. In breach of the Agreement, SSN is *** days late in delivering network Products to PG&E. PG&E is able to mitigate the impact of the delay on the implementation schedule, as a result of which a group of Meters that would have been *** to allow *** to *** to PG&E are delayed by *** days. SSN is liable for Liquidated Damages for *** days.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule F – Compensation for Lost AMR Benefits

and Incremental Installation Charges

(d)	Reimbursement of ***In addition to the foregoing, SSN shall reimburse PG&E for any *** that result from a breach of the Agreement by SSN. *** as a result of such breach.

(e)	Deemed material breach. SSN shall be deemed to have committed a material breach of the Agreement and PG&E shall have all of its rights and remedies available under the Agreement if:

(i)	the total amount of Liquidated Damages payable by SSN pursuant to this Schedule exceeds ***; or

(ii)	SSN’s unexcused delay in performing its obligation under the Agreement gives rise to a *** or longer.

(f)

*** If, during any part of a ***Period, *** are in part responsible for a failure of PG&E to realize, or a delay in realizing, the *** during that period (the ***) the amount of Liquidated Damages that SSN is obligated to pay will be reduced for the *** in accordance with the following formula:

***

Where:

***

Example # 3. SSN causes a delay lasting ***, with ***. The Liquidated Damages accruing with respect to that delay is therefore ***

(i)	***; plus

(ii)	***; plus

(iii)	***.

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Schedule F – Compensation for Lost AMR Benefits

and Incremental Installation Charges

***.

(g)

Liquidated Damages - intent. The Parties acknowledge and agree that the Liquidated Damages determined in accordance with this Schedule are a reasonable estimate of the damages associated with PG&E’s inability to achieve *** as a result of a breach of the Agreement by SSN. Such Liquidated Damages are not penalties.

(h)

Unless and until PG&E terminates this Agreement for SSN’s material breach, the *** and *** shall be *** against SSN for delays. Upon a termination by PG&E for SSN’s material breach, SSN shall ***, but PG&E shall be entitled to all other rights and remedies available to it under the Agreement, including damages that are incurred by PG&E after the date of termination and for which PG&E has not already received Liquidated Damages hereunder.

(i)	Any Liquidated Damages and *** paid by SSN shall be applied toward the limitations of liability in Section 19 (Limitations of Liability) of the Agreement.

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Schedule G - Product and Service Warranties

Schedule G

Product and Service Warranties

Pursuant to Section 16 (Product Performance and Service Warranties) of the Agreement, SSN warrants and covenants to PG&E as follows:

1.	PRODUCT COMPATIBILITY

(a)

Subject to Section 1(b), each of the Products that are intended or required to *** (including ***, and *** and ***) will be compatible with, will remain compatible ***, and will work together as components, of *** and will be compatible with and inter-operate and work together with the *** so as to meet the Functional Requirements.

(b)	The warranty in Section 1(a) does not apply to any incompatibility caused by any ***.

2.	SMARTMETER NETWORK DESIGN

(a)

In this Section, “Network Footprint” means the geographic area which, as of the Effective Date, is identified by *** and which may be updated as a result of changes in network coverage as contemplated by Section 6 (Design and Consulting Services) of the Agreement.

(b)	[Amended and restated in its entirety by Amendment No. 6]

(c) SSN warrants that the *** required to achieve the Network Design will be no greater in *** value and will be within ***counts as listed in Pricing Table *** of Annex B-1 of the Agreement. If the *** ultimately required exceeds these parameters, SSN will provide any additional *** required for PG&E’s implementation at no cost to PG&E.

3.	CONTINUATION OF PRODUCT ***

During the Deployment Period and the Service Period, SSN will not discontinue, phase out or abandon further development of the Products or otherwise limit PG&E’s ability to purchase Products (as the same may be changed in accordance with Section 2.2 of the Agreement); provided that nothing in this Section shall prohibit SSN from developing upgrades, updates, enhancements and new versions of the Products in accordance with Section 2.2 of the Agreement or discontinuing support for obsolete versions of Software as permitted by Section 7(d) of the Agreement.

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Schedule G - Product and Service Warranties

4.	SERVICES

With respect to Services to be performed by SSN under the Agreement, the Services will be performed in a professional, competent and timely manner by persons appropriately qualified and trained to perform such Services.

5.	SOFTWARE FUNCTIONALITY AND SCALABILITY

(a)

The Software, when implemented using the quantity and specifications of third party equipment and software listed in Annex A-4 (Third Party Products and IT Infrastructure Specifications) (the “*** Infrastructure”), will:

(i)	have sufficient ***, in accordance with the Functional Requirements; and

(ii)	When in operation, will comply with the Functional Requirements.

(b)	If the *** Infrastructure is insufficient to operate as warranted under Section 5(a), SSN shall provide *** to enable the Products to operate in accordance with the warranty set out in Section 5(a).

6.	NIC/HAN TECHNICAL SPECIFICATIONS

Annex A-8 (NIC/HAN Technical Specifications) sets forth SSN’s technical specifications for the NIC Card. PG&E will ***. SSN represents and warrants that, if PG&E ***

7.	EQUIPMENT COMPLIANCE

(a)	Each of the Products will comply with the Functional Requirements (the “Equipment Warranty”).

(b)

Equipment that fails to comply with the Equipment Warranty due to one or more of the following causes is not covered by the Equipment Remedy and will be repaired or replaced only upon the payment of additional charges:

(i)	an alteration or modification ***

(ii)	***

(iii)	misuse or abuse, including the failure to operate Equipment in accordance with its specifications (as set forth in the applicable Product Documentation);

(iv)	improper handling, installation, testing, or use;

(v)	fire originating outside of the Equipment;

(vi)	Force Majeure Events; and

(vii)	during the Extended Warranty Period, ***

(c)	During the *** will be included in the calculation of the Actual Failure Rate.

(d)	During the *** and are not included in the calculation of the Actual Failure Rate.

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Schedule G - Product and Service Warranties

7.2	Actual Failure Rates

(a)	For determining remedies available to PG&E for failure of individual items of Equipment to comply with the Equipment Warranty, Equipment is grouped into ***by ***.

(b)	The Actual Failure Rate for each *** in any *** will be determined in accordance with the following formula:

Actual Failure Rate =	***
***

(c)	By way of example only, if ***.

(d)	PG&E will track and calculate Actual Failure Rates on a ***.

7.3	*** Equipment Claims

(a)	SSN will provide the Equipment Remedy for all Failed Equipment ***during the *** of each item of Equipment.

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Schedule G - Product and Service Warranties

(b)

In addition if, in any year of the ***, the Actual Failure Rate for an *** is greater than the Expected Annual Failure Rate set out in Table 1, SSN will (for the number of items of Failed Equipment above the Expected Annual Failure Rate):

(i)	***; and

(ii)	***.

(c)

If, in any year of the ***, the Actual Failure Rate for an ***is greater than the Upper Limit Failure Rate in Table 1, in addition to the remedies set out in Sections 7.3(a) and 7.3(b) above, PG&E may *** under the Agreement.

Table 1 1

*** Expected Annual Failure Rate (By ***)

	Endpoint Communication Module (including HAN)		AMI network concentrator (gateway/takeout point)		AMI network repeater
***	Expected Annual Failure Rate	Upper Limit Failure Rates	Expected Annual Failure Rate	Upper Limit Failure Rates	Expected Annual Failure Rate	Upper Limit Failure Rates
1	***	***	***	***	***	***
2	***	***	***	***	***	***
3	***	***	***	***	***	***
4	***	***	***	***	***	***
5	***	***	***	***	***	***

[1]	*** are included in accordance with Section 7(c).

7.4	*** Equipment Claims

(a)	The provisions of this Section 7.4 will apply during the ***.

(b)

In any *** during which the *** applies for an ***, if the Actual Failure Rate in an *** is higher than the applicable Expected Annual Failure Rate set out in Table 2 below, SSN will provide the Equipment Remedy for each item of Failed Equipment in excess of the Expected Failure Rate***.

(c)

In addition if, in any year of the ***, the Actual Failure Rate for an *** is within the range of the Upper Zone shown in Table 2, SSN will (for the number of items of Failed Equipment above the lower limit of the Upper Zone):

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Schedule G - Product and Service Warranties

(i)	***; and

(ii)	***.

(d)

If, in any year of the ***, the Actual Failure Rate for an *** is greater than the Upper Zone in Table 2, in addition to the remedies set out in Sections 7.4(b) and 7.4(c) above, PG&E may ****** under the Agreement.

Table 2 1

*** Expected Annual Failure Rate (By ***)

	Endpoint Communication Module (including HAN)		AMI network concentrator (gateway/takeout point)		AMI network repeater
***	Expected Annual Failure Rate	Upper Zone	Expected Annual Failure Rate	Upper Zone	Expected Annual Failure Rate	Upper Zone
6	***	***	***	***	***	***
7	***	***	***	***	***	***
8	***	***	***	***	***	***
9	***	***	***	***	***	***
10	***	***	***	***	***	***
11	***	***	***	***	***	***
12	***	***	***	***	***	***
13	***	***	***	***	***	***
14	***	***	***	***	***	***
15	***	***	***	***	***	***
16	***	***	***	***	***	***
17	***	***	***	***	***	***
18	***	***	***	***	***	***
19	***	***	***	***	***	***
20	***	***	***	***	***	***

[1]	*** are not included as provided in Section 7(d).

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule G - Product and Service Warranties

8.	RETURNS PROCEDURE

Prior to returning a unit of Equipment for repair or replacement, PG&E shall obtain from SSN an RMA number, which shall be indicated on all packaging, labeling, and other communications relating to the return. SSN may require that the Equipment be evaluated prior to issuing an RMA number. Once SSN confirms the nonconformity or defect and determines that it cannot be repaired at PG&E’S site, then SSN shall accept return of such Equipment for repair or replacement as promptly as possible.

9.	DEFINITIONS

The following definitions apply to this Schedule G:

“Actual Failure Rate” the rate of failure of Equipment in a particular *** during an ***, determined in accordance with Section 7.2.

“*** Size” means the aggregate number of items of Equipment in an ***.

“***” means all Equipment *** that are ***.

“Equipment Remedy” means that SSN will***

“Equipment Warranty” has the meaning given to it in Section 7(a).

***

“Failed Equipment” means any Equipment that fails to comply with the Product Warranty and which necessitates physical repair or replacement of the Equipment.

***“Head End System Infrastructure” has the meaning given to it in Section 5(a).

“***” means the number of *** that an item of Equipment has been installed. *** is measured from the year in which an item of Equipment is ***, until *** of the following year. Subsequent *** are measured from July 1 to ***. For example, for Equipment installed in 2009, *** is measured from *** to ***. *** is measured from *** to ***, and so on.

“Network Design” has the meaning given to it in Section 2.

“Network Footprint” has the meaning given to it in Section 2.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H

Software Maintenance and Support

1.	GENERAL PROVISIONS

1.1	Background and Context

(a)	As part of the SmartMeter Upgrade Project, PG&E has licensed certain Software from SSN under the terms set forth in the Agreement.

(b)	This Schedule H supplements the Agreement by setting forth the maintenance and support services SSN will provide to PG&E for the Software (collectively, the “Support Services”).

1.2	Defined Terms

Capitalized terms used in this Schedule are either defined in Section 18 below or in the Agreement.

2.	SUPPORT SERVICES

(a)

SSN will provide to PG&E the Support Services described in this Schedule H during the *** and any additional period during which PG&E exercises its option to continue to purchase the Support Services in accordance with Section 7(c) of the Agreement and pays Software support and maintenance fees as set out in Schedule B (Pricing and Payment Terms).

(b)	PG&E may elect to purchase Support Services on an annual basis after the end of the *** by giving SSN notice in accordance with Section 7 of the Agreement.

(c)	At PG&E’s request, SSN will make SSN Personnel available for and provide on-site Support Services *** within ***hours from such request, or within a mutually agreed response time frame.

(d)	***

(e)

PG&E will have the option of separately obtaining from SSN, at the time and materials rates set forth in Schedule B (Pricing and Payment Terms), and subject to mutual agreement as to scope, specifications, timing, software development and enhancement services not covered by Support Services.

3.	SUPPORT SERVICE HOURS

(a)	SSN will provide the Support Services ***.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H – Software Maintenance and Support

(b)	PG&E will be entitled to ***. SSN will ***.

4.	TECHNICAL SUPPORT

(a)

SSN will provide telephone support by a qualified technician for the purpose of answering questions and otherwise assisting PG&E in its use of the Software and any interfaces developed by SSN as necessary for PG&E’s personnel (whether employees or contractors) to operate, maintain, support and enhance that portion of PG&E’s SmartMeter System provided by SSN.

(b)

SSN will ensure that the SSN Personnel providing technical support are experienced in the installation and deployment of the SmartMeter System and familiar with the Products and Services provided under the Agreement. PG&E may request that SSN Personnel providing technical support be included in the list of *** set out in Schedule Q (Approved Subcontractors and ***), and subject to the provisions of Section 26.2 of the Agreement (***).

(c)

SSN intends to develop and implement a ***. Once implemented, SSN will provide PG&E ***. Until such ***, and SSN will ***. SSN will update the status of PG&E’s open Severity 1, 2 and 3 problem tickets ***.

5.	CORRECTIVE MAINTENANCE

(a)

SSN will provide services to acknowledge, diagnose and correct Defects relating to the Software (including Upgrades and enhancements) as described below so that the Software (including Upgrades and enhancements) operates and performs in accordance with the Documentation and the Product Description and the Software warranties set out in Schedule G (Product and Service Warranties).

(b)	SSN will make qualified technicians available for the purpose of receiving (and responding to) Incident Reports (IRs) via telephone or e-mail.

(c)

Promptly upon receiving an Incident Report (IR), SSN will provide the services necessary to Respond to it, Diagnose it and, if the source of the IR is confirmed to be a Defect, Resolve it, all in accordance with the procedures set forth in Section 15 (IR Management and Classification) and the Service Levels set forth in Annex H-1 (Service Levels).

(d)	SSN will coordinate and cooperate with PG&E and necessary third parties to the extent reasonably required to achieve prompt Diagnosis of IRs and Resolution of Defects.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H – Software Maintenance and Support

6.	PROACTIVE MAINTENANCE

SSN will perform proactive maintenance for the Software, including:

(a)

If SSN becomes aware of any Defect or other issue associated with the Software through its own research, or through reports of Defects or other issues by other users, SSN will use Commercially Reasonable Efforts to notify PG&E and work with PG&E to prevent that Defect or other issue from occurring in PG&E’s environment.

(b)	Analyzing and recommending to PG&E methods to improve the performance of the Software, including:

(i)

Recommending to PG&E methods for improving performance and processing capabilities and efficiencies of the Software through system performance tuning, load balancing, other run time improvements and system performance reviews;

(ii)	Monitoring trends related to performance of the Software as deployed by PG&E and other licensees; and

(iii)	Examining new features of hardware, operating systems, databases and automated tools/products to determine how they could be utilized to improve and optimize use of the Software.

7.	SUPPORT FOR PRIOR AND DIFFERENT MAJOR RELEASES

(a)

In accordance with Section 7(d) of the Agreement, SSN will maintain each Major Release of the Software then in use by PG&E, provided that the Major Release has not been superseded by a newer Major Release for longer than *** and the Parties will develop a mutually agreeable plan in the event of obsolescence of any third party component of the Software.

(b)	SSN will provide additional Support Services for ***that may be configured with either:

(i)	***;

(ii)	***; or

(iii)	***.

8.	FUTURE PRODUCT DIRECTION AND STRATEGY

(a)

Consistent with SSN’s Support Services responsibilities, SSN will prepare an annual product direction and strategy for the Software. Each annual product direction and strategy after the first one will include a review and assessment of the immediately preceding annual product direction and strategy. The product direction and strategy will be a statement of intention, but will not create a binding contractual obligation for SSN to implement the direction and strategy.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H – Software Maintenance and Support

(b)

SSN will host a users group for the Software at which users of the Software, including PG&E, have regular opportunities to meet with SSN and other users of the Software to discuss the Software and provide recommendations to SSN regarding:

(i)	Product features and development priorities;

(ii)	Software development and priorities, functionality and overall direction of the Software; and

(iii)	Product phase-out and obsolescence.

The user group shall also have a *** for customers with committed deployments of over ***.

9.	UPGRADES AND ENHANCEMENTS

(a)

SSN will notify PG&E of and make all Upgrades available to PG&E promptly at no additional charge. SSN will provide Minor Releases and Patches as necessary to correct Defects in accordance with the requirements of Annex H-1 (Service Levels). No Upgrade will reduce the capabilities or functionality of the Software. SSN will provide all Upgrades and documentation to PG&E electronically for installation and implementation by PG&E.

(b)

Implementation of any Upgrade will be subject to the change control procedures set out in Annex D-1 (Change Control Procedures) and SSN will cooperate with PG&E in the implementation of any Upgrade or other enhancement of the Software.

(c)	SSN will update all relevant Documentation, including manuals, guides, instructions, scripts, FAQs and training materials, ***. SSN will also update and document the ***.

(d)

If a correction is required for any Defect or other problem with the Software, SSN will issue a *** to correct the Defect. If the Defect is corrected in a ***, SSN will also provide a *** to PG&E for *** of the Agreement.

(e)	In connection with developing Upgrades to the Software, SSN will ***:

(i)	test the Upgrade in a manner consistent with good industry practices, including testing of the installation procedures and testing of the corresponding installation instructions/documentation;

(ii)	support PG&E’s testing and quality assurance of interfaces and other PG&E systems that may be affected by the Upgrade;

(iii)	provide an ***.

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Schedule H – Software Maintenance and Support

(iv)	provide reasonable ***;

(v)	assist PG&E with the ***; and

(vi)	***.

(f)	PG&E will have the right to remove the Source Code for all Upgrades from escrow in the same manner and under the same conditions as described in the Agreement.

(g)	SSN will provide an ***.

10.	***

(a)	SSN will develop and release Upgrades (including Software updates, releases and versions) to PG&E ***of the Agreement.

(b)	SSN will take use ***

(i)	***; and

(ii)	***.

11.	OTHER SUPPORT SERVICES

In addition to the Support Services described above, SSN will:

(a)	Provide in a responsive time frame *** related to the Software;

(b)	Provide reasonable levels of support to PG&E in the ***; and

(c)	Maintain reasonable levels of industry knowledge of the utility industry.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H – Software Maintenance and Support

12.	TRAINING AND EDUCATION

In addition to SSN’s obligations with regard to training as specified in the Agreement, SSN will provide the following training-related services:

(a)	SSN shall provide training as described in Annex A-2(Statement of Work); and

(b)	SSN will work with PG&E to develop additional PG&E training materials.

13.	***

***

(a)	***

(b)	***; and

(c)	***

14.	REPORTS

(a)	Daily. SSN will provide PG&E daily reports on the status of *** issues.

(b)	Weekly. Until support site in section 4(c) is implemented, SSN will provide PG&E a weekly report of ***.

(c)	Monthly. SSN will provide PG&E the following reports on a monthly basis:

(i)	***;

(ii)	***;

(iii)	***; and

(iv)	***.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H – Software Maintenance and Support

15.	IR MANAGEMENT AND CLASSIFICATION

15.1	Severity Classification of IRs

*** will assign the Severity Level classification to each IR and may change the Severity Level classification of any IR at any time by ***

15.2	IR Management

SSN will provide IR Management services for the Software, including the following:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

(g)	***

(h)	During the Resolution of a Defect SSN will:

(i) identify and propose to PG&E any ***; and

(ii) implement and support any ***;

(i) Providing to PG&***; and

(j) Collecting and reporting *** to PG&E on a ***

15.3	IR Response and Resolution

(a)	SSN will Respond to all IRs submitted by PG&E and Resolve all Defects in the Software in accordance with the applicable Service Levels set forth in Annex H-1 (Service Levels).

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H – Software Maintenance and Support

(b)	The time taken by SSN to Respond and Resolve an IR will be measured from the earlier:

(i)	***; and

(ii)	***

(c)	From time to time, but no more than ***, PG&E may perform a test call to verify whether SSN’s Response time conforms with the applicable Service Levels set forth in Annex H-1 (Service Levels).

16.	PG&E RESPONSIBILITIES

PG&E shall:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

17.	EXCLUSIONS

Defects do not include, and SSN will have no responsibility for, any of the following circumstances:

(a)	***

(b)	***

(c)	***

(d)	***

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H – Software Maintenance and Support

18.	DEFINITIONS

The following capitalized terms, when used in this Software Maintenance and Support Schedule, will have the meanings given them below unless the context requires otherwise.

Defined Term	Meaning

“***”	***

“Diagnose”	Means to determine the root cause of an Incident Report, including making a determination whether or not the root cause is a Defect in the Software.

“IR” or “Incident Report”	Means a communication from PG&E to SSN, in accordance with PG&E policies and procedures, reporting a suspected Defect or other problem PG&E is having with the Software and identifying an Incident and specifying the Severity Level according to the Severity Level classifications set forth in Annex H-1 (Service Levels) or Priority Level for that Incident.

“IR Management System”	Has the meaning given in Section 15.2(b).

“Major Release”	Means an updated release of the Software to support ***. Major Releases may also be developed to address ***. A Major Release is designated by a whole integer change to the version number of the Software (e.g., from v. 1.3 to v. 2.1).

“Minor Release”	Means an updated release of the Software containing ***. Minor Releases may also address ***. Minor Releases will not typically require ***. Minor Releases will not typically require any ***. A Minor Release is designated by a decimal change to the version number of the Software (e.g., from v. 1.3 to v. 1.4).

“Patch”	Means an updated release of the Software or program code containing corrections for Defects or other problems with the Software. A Patch is designated by minor release designators.

“Product Description”	Means Annex A-7

“Resolve”	Means to provide a *** correction of a Defect without causing another Defect. ***

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H – Software Maintenance and Support

Defined Term	Meaning
***

“Respond”	Means to take the following steps: (i) ***; (ii) ***; and (iii) ***.

“Service Request” or “SR”	Means a request for an enhancement.

“Severity Level 1”	Has the meaning given in Annex H-1 (Service Levels).

“Severity Level 2”	Has the meaning given in Annex H-1 (Service Levels).

“Severity Level 3”	Has the meaning given in Annex H-1 (Service Levels).

“Severity Level 4”	Has the meaning given in Annex H-1 (Service Levels).

“Support Services”	Has the meaning given in Section 1.1(a)(ii).

“Upgrade”	Means any Major Release, Minor Release or Patch. Upon delivery to PG&E, all Upgrades will be considered part of the Software.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H - Software Maintenance and Support

Schedule H

Annex H-1

Service Levels

This Annex H-1 describes the Service Levels that SSN is required to meet in performing the Support Services.

IR Severity Levels and Response and Resolution Service Levels
Severity Level	Technical (System) IR	Operational IR	Response Time	Resolution Time
***	***	***	***	***

1.	ESCALATION PROCEDURES

1.1	Escalation for Response Time

(a)	If a Severity Level 1 issue is not responded to within the targeted response timeframe, the case is automatically escalated within SSN as follows:

(i)	After ***: *** is notified

(ii)	After ***: *** is notified***

(iii)	After ***: *** is notified

(iv)	After ***: *** is notified

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule H - Software Maintenance and Support

(b)	If a Severity Level 2 issue is not responded to within the targeted response timeframe, the case is automatically escalated as follows:

(i)	After ***: *** is notified

(ii)	After ***: *** is notified

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Schedule H - Software Maintenance and Support

(iii)	After ***: *** is notified

(iv)	After ***: *** is notified***

1.2	Continuing Communication

The SSN representative handling the case will provide continuing follow-up calls or e-mails as follows:

(a)	Severity 1: *** (repeat as necessary)

(b)	Severity 2: *** (repeat as necessary)

(c)	Severity 3: ***

(d)	Severity 4: ***

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule I

Security Requirements

1.	INTRODUCTION

(a)

SSN acknowledges that protecting PG&E computer resources, electronic data and information is a critical component of PG&E’s continued success because, among other reasons, information protection ensures the security of PG&E’s employee and customer information, the reliable operation of PG&E’s computer systems, the safe and efficient operation of PG&E’s electric and gas delivery systems and the reputation of PG&E as a professional organization.

(b)

This Schedule I supplements the terms of the Agreement by setting forth additional information and systems security requirements to be observed by SSN and SSN Personnel in connection with performing the Services.

2.	APPLICABILITY OF SECURITY POLICIES, GENERALLY

Subject to Section 4, below, SSN agrees to the following:

2.1	Compliance with PG&E Information Security Policies

SSN represents and warrants to PG&E that it will implement and comply:

(a)	with information security standards that are no less stringent than PG&E’s information security policies and procedures that have been provided to SSN with reasonable opportunity for review; or

(b)

if no PG&E policy or procedure exists with regard to a given function or activity, SSN will comply with its own information security policies and procedures, which shall at least be substantially similar to the industry standard for information security policies and procedures. SSN will provide copies of such policies and procedures to PG&E for review.

2.2 Compliance with *** and ***

SSN represents and warrants to PG&E that it will implement and comply with information security controls that are no less stringent than *** as updated from time to time.

2.3	When Using PG&E Networks, Systems and Offices

Whenever SSN Personnel use or access the SmartMeter System or any other PG&E-owned or PG&E-controlled networks or IT systems or equipment, they will be subject to and must comply with all applicable PG&E information protection and security policies, procedures and standards that have been disclosed in writing to SSN or to the SSN Personnel individually (collectively “PG&E Security Policies”), as such PG&E Security Policies may be revised from time to time. Some of the current PG&E Security Policies in effect as of the Effective Date are described below in Section 3 (PG&E SECURITY POLICIES).

2.4	When Using SSN Networks, Systems and Offices

(a)

Whenever SSN Personnel use or access any SSN (or Subcontractor) owned or controlled networks or IT systems or equipment in connection with performing the Services, they will be subject to and must comply with Section 2.1 (Compliance with PG&E Information Security Policies).

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule I – Security Requirements

(b)

Prior to storing or transferring any PG&E Data and/or PG&E Confidential Information on any SSN (or Subcontractor) owned or controlled networks or IT systems or equipment, SSN will meet with PG&E to discuss (i) the types and quantities of PG&E Data and/or PG&E Confidential Information involved, and (ii) the steps and procedures SSN will implement to ensure it is properly secured and protected, and to obtain PG&E’s approval of those steps and procedures.

(c)	SSN will maintain written records regarding its implementation and maintenance of the SSN Security Policies.

(d)

Whenever SSN Personnel use or access any SSN (or Subcontractor) owned or controlled offices, they will be subject to and must comply with Section 2.1 (Compliance with PG&E Information Security Policies).

3.	PG&E SECURITY POLICIES

Subject to Section 4, below, SSN agrees to the following:

3.1	Information Security Website

(a)	If any SSN Personnel require access to PG&E’s network in order to perform the Services, they must submit a network access request to PG&E and complete PG&E’s network access approval process.

(b)	***.

(c)	***.

(d)	***.

(e)	***.

3.2	PG&E Utility Standard Practices

PG&E periodically issues, revises and codifies its standard practices, which may include but are not limited to PG&E’s Utility Standard Practices (“USPs”). *** provider’s personnel will nevertheless comply with all relevant utility security standards including the following specific USPs (as they may be revised from time to time) insofar as such USPs are applicable to their activities under or in connection with the Agreement:

(a)	Record Retention and Disposal (USP 4);

(b)	Classification and Legal Protection of Information (USP 8);

(c)	Protection of Computer Resources and Electronic Information (USP 9);

(d)	Safety and Health Program (USP 22); and

(e)	Third Party Inquires Regarding Individual Customers (USP 23).

SSN acknowledges that it has a received a copy of the USPs listed above. During the Term, PG&E may designate additional PG&E information security policies as applicable SSN’s performance under the Agreement.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule I – Security Requirements

3.3	Virus Protection

SSN will:

(a)	***;

(b)	***;

(c)	***;

(d)	***; and,

(e)	***.

3.4	Product Tampering or Modification

SSN will:

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule I – Security Requirements

(a)	***;

(b)	***;

(c)	***;

(d)	***; and,

(e)	***.

3.5	Injection, Modification or Alteration of Data Between Equipment Components By a Third Party

SSN will:

(a)	***;

(b)	***;

(c)	***;

(d)	***; and,

(e)	***.

3.6	Network Connections

(a)	If a network connection is established between PG&E and the computing environment used by SSN to perform the Services, SSN will ensure that:

(i)	***;

(ii)	***; and

(iii)	***.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule I – Security Requirements

(b)	***.

3.7	Unauthorized Use or Access; interference

PG&E and SSN shall cooperate reasonably in efforts to prevent and cure unauthorized access to or use of the SmartMeter network by third parties or any communication interference to the network (for example, network jamming) by ***. SSN shall, upon PG&E’s request, advise PG&E regarding methods to minimize such unauthorized access, use and interference. Appropriate representatives of SSN and PG&E shall meet in the event of unauthorized use, abuse or interference or otherwise at the reasonable request of PG&E to discuss appropriate control procedures.

4.	SSN SECURITY STANDARDS

Notwithstanding any other provision of this Schedule I, the Parties agree to the following:

4.1	Statement of Intent

It is the intent of both parties that the Products will meet ***Due to the anticipated life of the Products and the inability to predict future technological developments, the parties understand that changes to the Products and Services may ***. Therefore, the parties agree to the following process for determining when, if ever, Product changes are warranted and, if so, how the costs associated with such changes should be allocated.

4.2	Security ***

Upon SSN’s initial delivery of the Products containing the functionality specified in Annex A-6 (Product Roadmap), PG&E will *** test the Products for compliance with *** (the “Security ***”). Within ***calendar days, PG&E shall provide SSN with a written security acceptance or a statement identifying any non-conformity with the Security ***. The Product security shall be ***. SSN shall *** address any such non-conformity, ***, and resubmit the Products for security testing. Within ***calendar days of redelivery, PG&E will again accept the Product security or provide a written notice of non-conformity. This process will be repeated until the Product security is accepted.

4.3	Evolution of Security Standards

If, following the establishment of the *** as described in Section 4.1, either PG&E or SSN determines that a change to *** may be necessary or desirable, the parties shall, through the ***.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule J

Approved Subcontractors and ***

1.	Approved SSN Subcontractors

The following Subcontractors of SSN are approved by PG&E in accordance with Section 27(a) of the Agreement:

***

2.	Approved PG&E Subcontractors

The following PG&E subcontractors are approved by SSN to access SSN Source Code after it has been released from escrow in accordance with Section 14.3 of the Agreement.

***

3.	***

In accordance with Section 26.2(a) of the Agreement, the following positions are *** and the *** to the provision of the Services as specified in, and subject to the obligations set out in, the Agreement:

*** – ***
Position Title	Period of Assignment
***	***

4.	***

In accordance with Section 26.2(b) of the Agreement, the following positions ***

*** – ***
Position Title	Period of Assignment
***	***

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule K

[Deleted in its entirety by Amendment No. 6]

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule L

Additional Policies and Procedures

1.	PG&E Ethics Policy

SSN will comply with PG&E’s Contractor, Consultant and Supplier Code of Conduct, as updated by PG&E from time to time.

A copy of the Contractor, Consultant and Supplier Code of Conduct in effect as of the Effective Date is Annex L-1.

2.	PG&E Travel Policy

SSN will comply with PG&E’s travel police, set out below and as updated by PG&E from time to time.

(a)	Rental Cars Shall be Economy Class, contracted at the best rates available;

(b)	Meals shall be reasonable ($5-10 for breakfast, $5-15 for lunch, $25-45 for dinner);

(c)	Reimbursement for expenses such as phone calls home, laundry, taxis, parking, etc are dependent upon assignment;

(d)	Air plane tickets shall be economy class, and bought in advance if possible;

(e)	Contractors should use hotels offering PG&E discounted rates (if the hotel will provide the rate to non-PG&E employees); and

(f)	If reimbursing per diem, per diem rates shall be in accordance with established IRS guidelines, including amounts and eligibility.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule M

Insurance

1.	WORKERS’ COMPENSATION AND EMPLOYERS’ LIABILITY INSURANCE

(a)

SSN shall maintain workers’ compensation insurance indicating compliance with any applicable labor codes, acts, laws or statutes, state or federal, of any jurisdictions in which SSN performs under this Agreement including USL&H and Jones Act coverage.

(b)	SSN shall maintain employers’ liability insurance of *** dollars *** per bodily injury, disease, personal injury or death.

2.	COMMERCIAL GENERAL LIABILITY INSURANCE

SSN shall maintain commercial general liability insurance with the following characteristics:

(a)	Coverage shall be at least as broad as the Insurance Services Office (“ISO”) Commercial General Liability Coverage “occurrence” form, with no coverage deletions;

(b)

As of the Effective Date of the Agreement, the occurrence limit shall not be less than ***dollars *** per occurrence for bodily injury, property damage, personal injury, completed operations. Requirements may be satisfied with an excess or umbrella policy.

(c)	Coverage shall:

(i)

by “Additional Insured” endorsement or blanket endorsement add as additional insured PG&E, PG&E’s officers, managers, directors, employees and agents as additional insureds to the extent of SSN’s indemnity obligations in the Agreement with respect to liability arising out of or in connection with work performed under the Agreement by or for SSN. If the Commercial General Liability Policy includes a “blanket endorsement by contract”, the following language added to the certificate of insurance shall satisfy PG&E’s additional insurance requirement: “PG&E, and PG&E’s officers, managers, directors, agents and employees, with respect to liability arising out of work performed by or for SSN, are additional insureds under a blanket endorsement”; and

(ii)	be endorsed to specify that SSN’s commercial general liability insurance is primary and that any insurance or self-insurance maintained by PG&E shall not contribute with it.

3.	BUSINESS AUTO INSURANCE

SSN shall carry business auto insurance with coverage at least as broad as the ISO Business Auto Coverage form covering Automobile Liability, codes 8 and 9 (hired and non-hired autos), and the limit shall not be less than *** dollars *** each accident for bodily injury and property damage. Requirements may be satisfied with an excess or umbrella policy(ies).

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SmartMeter Program Upgrade Supply Agreement (SSN)

4.	PROFESSIONAL LIABILITY INSURANCE

SSN shall maintain Errors and Omissions (Technology Liability) Insurance appropriate for its profession and performance under the Agreement, covering the professional errors, acts or omissions arising out of the professional services rendered under this Agreement. The limit of such insurance shall not be less than ***million dollars *** each claim.

5.	ADDITIONAL INSURANCE PROVISIONS

(a)	SSN shall maintain the insurance coverage set forth in this Schedule M in full force and effect commencing on the Effective Date and continuing throughout the Deployment Period and the Service Period.

(b)

SSN shall furnish PG&E with certificates of insurance and endorsements or blanket endorsements (as it may choose) of all required insurance for SSN (the “Insurance Documentation”) before commencing performance under this Agreement. The Insurance Documentation shall state that coverage shall not be cancelled except after *** days’ prior written notice has been given to PG&E. The Insurance Documentation shall be signed by a person authorized by the relevant insurer to bind coverage on its behalf and shall be submitted to:

Pacific Gas and Electric Company

Insurance Department

One Market, Spear Tower, Suite 2400

San Francisco, CA 94105

(c)

A copy of the Insurance Documentation shall also be made available to PG&E at SSN’s designated offices in the United States. Upon request, SSN shall furnish PG&E with the same evidence of insurance for all Subcontractors.

(d)	The insurance requirements under this Schedule M shall include a severability of liability clause.

(e)

All policies and binders shall include a clause or endorsements denying the insurer any rights of subrogation against the other Party to the extent rights have been waived by the insured prior to the occurrences of injury or loss. SSN hereby waives any right of recovery against PG&E for injury or loss due to damages covered by insurance containing such a waiver of subrogation clause or endorsement, to the extent of the injury or loss covered thereby.

6.	INSURANCE COMPANY

All insurance required of SSN pursuant to this Agreement shall be with an insurer licensed to do business in the United States and having an AM Best or Standard & Poor’s rating of “A-” or better.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule N

Diversity Subcontracting Policies

1.	PG&E’S Supplier Diversity Purchasing Policy

(a)	SSN and Subcontractors must comply with PG&E’s Supplier Diversity Purchasing Policy in the award of all subcontracts and sub-subcontracts.

(b)	This policy requires that Women, Minority, and Disabled Veteran Business Enterprises (WMDVBEs) shall have the maximum practicable opportunity to participate in the performance of Work. 1

(c)	SSN shall provide to each prospective Subcontractor a copy of this Schedule.

(d)

SSN shall provide a separate, signed Subcontracting Plan consisting of a specific list of Subcontractors that will participate in the performance of the Work and a statement setting forth the SSN’s goals for WMDVBE subcontracting of all tiers and setting forth such additional good faith efforts SSN and Subcontractors will employ to increase the participation of WMDVBE in the performance of the Work.

(e)

No later than the 15th of each month, SSN shall submit its subcontracting spend with women, minority, and service disabled veteran owned suppliers using PG&E’s electronic reporting system located at: https://www.pgesupplierdiversity.com/pge/login.asp

(f)	To establish a user ID, SSN shall request via email to: supplierdiversityteam@pge.com

(g)

In addition, for contracts exceeding $500,000 (or $1 million for construction contracts), SSN must comply with the Policy Regarding Utilization of Small Business Concerns and Small Disadvantaged Business Concerns, as described in Section 2 below. The Subcontracting Plan for these contracts must include provisions for implementing the terms prescribed in Section 2 below.

(h)

Small Business, and Small Disadvantaged Business Subcontracting Plans are not required for small business contractors, personal service contracts, contracts that will be performed entirely outside of the United States and its territories, or modifications to existing contracts which do not contain subcontracting potential.

(i)	For all PG&E contracts, SSN shall act in accordance with the Subcontracting Plan in the performance of the Work and in the award of all Subcontracts.

(j)	SSN’s supplier diversity goal (as set out in Section 26.3(c) of the Agreement) shall be reported as SSN’s spend with verified WMDVBE subcontractors on PG&E work under the Agreement.

2.	POLICY REGARDING UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED BUSINESS CONCERNS

The following policy of the United States shall be adhered to in the performance of this Agreement:

1	WMDVBEs must be verified pursuant to the procedures prescribed in Section 2 of CPUC General Order 156.

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

(a)

It is the policy of the United States that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in performing contracts let by any federal agency, including contracts and subcontracts for subsystems, assemblies, components, and related services for major systems. It is further the policy of the United States that prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals.

(b)

SSN hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. SSN further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of SSN’s compliance with this clause.

(c)

As used in this Schedule, the term “small business concern” shall mean a small business as defined in Section 3 of the Small Business Act as amended, 15 U.S.C. §637(d), and relevant regulations promulgated pursuant thereto. The term “small business concern owned and controlled by socially and economically disadvantaged individuals” shall mean a small business concern (1) which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more of such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirement of 13 C.F.R. Part 124. SSN shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to Section 8(a) of the Small Business Act. SSN shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

(d)

SSN acting in good faith may rely on written representations by its Subcontractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.2

2

Notwithstanding this provision of the federal statute, all WMDVBE Subcontractors must be verified pursuant to the procedures prescribed in Section 2 of the California Public Utilities Commission General Order 156, as such procedures may be amended periodically.

PG&E and SSN Confidential

SmartMeter Program Upgrade Supply Agreement (SSN)

Exhibit 1

Escrow Agreement

The Attached Escrow Agreement contains redlined changes which represent the changes that the Parties will request that the Escrow Agent make to its standard terms and conditions to reflect the terms of the Agreement.

The Parties will work diligently to have an Escrow Agreement executed within *** days of the Effective date.

Single Licensee

Software Escrow Agreement

(Premium Solution)

Date	June 24, 2009

Licensor	Silver Spring Networks, Inc.

Licensee	Pacific Gas and Electric Company

Agreement Number	43077

Notice: The parties to this Agreement are obliged to inform NCC Group of any changes to the Software or In their circumstances (including change of name, principal office, contact details or change of owner of the intellectual property in the Software).

Version: 12.15.06

PG&E Internal Information	1
For use by Authorized Persons Only

Escrow Agreement Dated:

Between:

(1)	Silver Spring Networks, Inc. whose principal office is at 575 Broadway Street, Redwood City, CA 94063 (“Licensor”);

(2)	Pacific Gas and Electric Company whose principal office is at 77 Beale Street, San Francisco, CA 94105 (“Licensee”); and

(3)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”).

Background:

(A)	Licensee has been granted a license to use the Software which comprises computer programs.

(B)	Certain technical information and/or documentation relating to the Software is the confidential information and intellectual property of Licensor or a third party.

(C)	Licensor acknowledges that in certain circumstances, such information and/or documentation would be required by Licensee in order for it to continue to exercise its rights under its License Agreement with the Licensor.

(D)	The parties therefore agree that such information and/or documentation should be placed with a trusted third party, NCC Group, so that such information and/or documentation can be released to Licensee should certain circumstances arise.

Agreement:

In consideration of the mutual undertakings and obligations contained in this Agreement, the parties agree that:

1	Definitions and Interpretation

1.1	In this Agreement the following terms shall have the following meanings:

“Agreement” means the terms and conditions of this single licensee software escrow agreement set out below, including the Schedules hereto.

“Confidential Information” means all technical and/or commercial information not in the public domain and which is designated in writing as confidential by any party.

“Deposit Form” means the form of Schedule 1 which is to be completed by Licensor and delivered to NCC Group with each deposit of the Escrow Material.

“Escrow Material” means the Manufacturing Know-How, Supplier Material and the Source Code of the Software and such other material and documentation (including updates and upgrades thereto and new versions thereof) as are necessary to be delivered or deposited to comply with Clause 2 of this Agreement.

“Full Verification” means the tests and processes forming NCC Group’s Full Verification service and/or such other tests and processes as may be agreed between the parties for the verification of the Escrow Material.

“Integrity Testing” means those tests and processes forming NCC Group’s Integrity Testing service, in so far as they can be applied to the Escrow Material.

PG&E Internal Information	1
For use by Authorized Persons Only

SmartMeter Program Upgrade Supply Agreement (SSN)

“Intellectual Property Rights” mean any copyright, patents, design patents, registered designs, design rights, utility models, trademarks, service marks, trade secrets, know how, database rights, moral rights, confidential information, trade or business names, domain names, and any other rights of a similar nature including industrial and proprietary rights and other similar protected rights in any country or jurisdiction together with all registrations, applications to register and rights to apply for registration of any of the aforementioned rights and any licenses of or in respect of such rights.

“License Agreement” means the agreement under which Licensee was granted a license to use the Software.

“Letter of Intent” means the form completed by Licensor and/or Licensee containing the information to enable NCC Group to set up this Agreement.

“Release Purposes” means licensee may, upon release of the Escrow Materiel, use the Escrow Material as permitted by the terms of the SmartMeter Agreement.

“Software” means the software together with any updates and upgrades thereto and new versions thereof licensed to Licensee under the License Agreement details of which are set out in Schedule 1. Software may be accompanied by technical specifications relating to hardware and firmware.

“Source Code” means the computer programming code of the Software in human readable form.

1.2	This Agreement shall be interpreted in accordance with the following:

1.2.1	headings are for ease of reference only and shall not be taken into consideration in the interpretation of this Agreement;

1.2.2	all references to Clauses and Schedules are references to Clauses and Schedules of this Agreement; and

1.2.3	all references to a party or parties are references to a party or parties to this Agreement.

2	Licensor’s Duties and Warranties

2.1	Licensor shall:

2.1.1	deliver a copy of the Escrow Material to NCC Group within 30 days of the date of this Agreement;

2.1.2	deliver an update or replacement copy of the Escrow Material to NCC Group within 30 days of a material update, error correction, enhancement, maintenance release or functional modification to the Software which results in an updated delivery of the object code version of the Software to Licensee;

2.1.3	ensure that each copy of the Escrow Material deposited with NCC Group comprises the Source Code of the latest version of the Software used by Licensee;

2.1.4	deliver to NCC Group an update or replacement copy of the Escrow Material within 30 days after the anniversary of the last delivery of the Escrow Material to ensure that the integrity of the Escrow Material media is maintained;

2.1.5	deliver with each deposit of the Escrow Material a Deposit Form which includes the following information:

2.1.5.1	details of the deposit including the full name of the Software (i.e. the original name as set out under Schedule 1 together with any new names given to the Software by Licensor), version details, media type, backup command/software used, compression used, archive hardware and operating system details; and

SmartMeter Program Upgrade Supply Agreement (SSN)

2.1.5.2	password/encryption details required to access the Escrow Material;

2.1.6	deliver with each deposit of the Escrow Material the following technical information (where applicable):

2.1.6.1	documentation describing the procedures tor building, compiling and installing the Software, including names and versions of the development tools;

2.1.6.2	Software design information (e.g. module names and functionality); and

2.1.6.3	name and contact details of employees with knowledge of how to maintain and support the Escrow Material; and

2.1.7	deposit a detailed list of the suppliers of any third party software or tools required to access, install, build or compile or otherwise use the Escrow Material.

2.2	Licensor warrants to both NCC Group and Licensee at the time of each deposit of the Escrow Material with NCC Group that:

2.2.1	it has the full right, ability and authority to deposit the Escrow Material;

2.2.2	in entering into this Agreement and performing its obligations under it, it is not in breach of any of its ongoing express or implied obligations to any third party(s); and

2.2.3	the Escrow Material deposited under Clause 2.1 contains all information in human-readable form and is on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain, modify and correct the Software.

3	Licensee’s Responsibilities and Undertakings

3.1	Licensee shall notify NCC Group of any change to the Software that necessitates a replacement deposit of the Escrow Material.

3.2	In the event that the Escrow Material is released under Clause 6, Licensee shall utilize the Escrow Material only for the Release Purposes.

4	HCC Group’s Duties

4.1	NCC Group shall:

4.1.1	at all times during the term of this Agreement, retain the Escrow Material in a safe and secure environment; and

4.1.2	inform Licensor and Licensee at the receipt of any deposit of the Escrow Material by sending to both parties a copy at the Deposit Form, and/or the Integrity Testing report or Full Verification report (as the case may be) generated from the testing processes carried out under Clause 10.

4.2	In the event of failure by Licensor to deposit any Escrow Material with NCC Group, NCC Group shall not be responsible for procuring such deposit and may, of its sole discretion, notify the Licensor and Licensee of Licensee’s failure to deposit any Escrow Material.

4.3	NCC Group may appoint agents, contractors or sub-contractors as it deems fit to carry out the Integrity Testing and the Full Verification processes. NCC Group shall ensure that any such agents, contractors and sub-contractors are bound by the some confidentiality obligations as are contained In Clause 8.

SmartMeter Program Upgrade Supply Agreement (SSN)

4.4	NCC Group has the right to make such copies of the Escrow Material as may be necessary solely for the purposes of this Agreement.

5	Payment

5.1	The parties shall pay NCC Group’s fees and charges as published from time to time or as otherwise agreed, as listed In the Letter of Intent between the parties. NCC Group’s fees as published are exclusive of any applicable sales tax.

5.2	If NCC Group is required to perform any additional or extraordinary services as a result of being an escrow agent including intervention in any litigation or proceeding, NCC Group shall receive reasonable compensation for such services and be reimbursed for all costs incurred, including reasonable attorney’s fees.

5.3	NCC Group shall be entitled to review and vary its standard fees and charges for its services under this Agreement from time to time but no more than once a year and by no more than eight percent (8%) of the prior year’s fees and only upon 45 days written notice to the parties.

5.4	All invoices ore payable within 45 days from the date of invoice. Interest shall accrue at the lesser of 1.5% per month or the maximum amount permitted by applicable law for any fees that are undisputed by the paying party and remain unpaid for more than 45 days past the due date of the applicable invoice.

5.5	In the event of a dispute made in good faith as to the amount of fees, the parry responsible for payment agrees to remit payment on any undisputed amount(s) in accordance with Clause 5.1 above. In such circumstances, the interest on the fees shall not accrue as to any disputed amounts unless not paid within 30 days after such dispute has been resolved by the parties.

5.6	NCC Group shall have no obligations under this Agreement until the initial invoice has been paid in full.

6	Release Events and Procedures

6.1	Subject to: (i) the remaining provisions of this Clause 6 and (ii) the receipt by NCC Group of the fees chargeable upon a release and any other fees and interest (if any) outstanding under this Agreement, NCC Group will release the Escrow Material including Manufacturing Know-How, Supplier Material and Source Code to a duly authorized representative of Licensee if any at the following events (“Release Event(s)”) occur:

6.1.1	upon issuance of a release request by Licensee in accordance with the terms of the SmartMeter Upgrade Supply Agreement between Licensor and Licensee (the “SmartMeter Agreement”), which is the Letter of Intent for the purposes of the Escrow Agreement.

6.1.2	NCC Group will also release a copy of the Source Code, Supplier Material and Manufacturing Know-How from escrow to Licensee as requested in writing by Licensee, copying in Licensor, for Licensee’s validation, testing and business continuity purposes provided that Licensee returns the Manufacturing Know-How to NCC Group when such validation or testing is complete without retaining any copies.

6.2	Licensee must notify NCC Group of the Release Event specified in Clause 6.1 by delivering to NCC Group a notice in writing (“Notice”) declaring that such Release Event has occurred, setting out the facts and circumstances of the Release Event, that the License Agreement and any maintenance agreement, if relevant, for the Software was still valid and effective up to the occurrence of such Release Event and exhibiting such documentary evidence in support of the Notice as NCC Group shall reasonably require.

6.3	Upon receipt of a Notice from Licensee claiming that a Release Event has occurred:

6.3.1	NCC Group will release a copy of the Escrow Material to Licensee within 5 days of Licensee submitting a Notice to NCC Group; and

SmartMeter Program Upgrade Supply Agreement (SSN)

6.3.2	NCC Group shall submit a copy of the Notice to Licensor (with a copy to the Licensee in order to acknowledge receipt of the Notice) by courier or other form of guaranteed delivery; and

6.3.3	unless within 5 calendar days after the date of dispatch of the Notice by NCC Group, NCC Group receives a counter-notice in writing from Licensor stating that in their view no such Release Event has occurred or, if appropriate, that the event or circumstance giving rise to the Release Event has been rectified as shown by documentation in support thereof, NCC Group will release the Escrow Material to Licensee for its use for the Release Purposes.

6.4	Upon receipt of the counter-notice from licensor under Clause 6.3.2, NCC Group shall send a copy of the counter-notice and any supporting evidence to Licensee (with a copy to Licensor in order to acknowledge receipt of the counter-notice) by courier or other form of guaranteed delivery.

6.5	Within 90 days of dispatch of the counter-notice by NCC Group, Licensee may give notice to NCC Group that they wish to invoke the dispute resolution procedure under Clause 7.

6.6	If, within 90 days of dispatch of the counter-notice by NCC Group to Licensee, NCC Group has not been informed by Licensee that they wish the dispute resolution procedure under Clause 7 to apply, the Notice submitted by Licensee will be deemed to be no longer valid and Licensee shall be deemed to have waived their right to release of the Escrow Material for the particular reason or event specified in the original Notice. In such circumstances, this Agreement shall continue in full force and effect.

7	Disputes

7.1	Upon receipt of Licensee’s notice requesting dispute resolution pursuant to Clause 6.5 above, NCC Group shall notify Licensor of the Licensee’s request for dispute resolution. Licensor and Licensee may submit their dispute to expedited nonbinding arbitration in Santa Clara County, California or Palm Beach County, Florida under Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed by the said rules. A copy of such decision shall be delivered immediately to Licensor, Licensee and NCC Group. To the extent Licensor and Licensee elect binding arbitration, the parties shall use their best efforts to commence the arbitration proceedings within 14 days following delivery of the counter-notice. Prior to the initiation of any binding arbitration procedure, the Licensor and Licensee shall use their commercially reasonable efforts to mutually agree upon (i) the maximum length of time of the arbitration from the date of notice of binding arbitration to the date of the arbitrator’s decision, (ii) the number of document requests (including subparts), (iii) the number of interrogatories (including subparts) on opposing parties, (iv) number of subpoena to third parties for testimonial depositions (and the length of such depositions), and (v) all other discovery matters will be governed by the Federal Rules of Civil Procedure. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA Commercial Arbitration Rules shall apply. The arbitrator shall either be a retired jurist or engaged in the practice of law with no less than ten (10) years experience in the area of software licensing or commercial information systems contract disputes. No person may be appointed as an arbitrator unless he or she is independent of each party, is knowledgeable regarding the subject matter of the dispute. The sole question to be determined by the arbitrator shall be whether or not there existed a Release Event at the time Licensee delivered the Notice to NCC Group and whether the event or circumstance giving rise to the release event has been rectified.

7.2	If the arbitrator finds that a Release Event existed at the time of delivery of the Notice to NCC Group, NCC Group Is hereby authorized to release and deliver the Escrow Material to the Licensee within 5 working days of the decision being notified by the arbitrator to the parties. If the arbitrator finds to the contrary, then NCC Group shall not release the Escrow Material and shall continue to hold it in accordance with the terms of this Agreement.

7.3	The parties hereby agree that the costs and expenses of the arbitrator, the reasonable attorneys’ fees and costs incurred by the prevailing party in the arbitration and any costs incurred by NCC Group in the arbitration shall be paid by the non-prevailing party.

SmartMeter Program Upgrade Supply Agreement (SSN)

7.4	In any litigation arising from or related to this agreement, the parties hereto each hereby knowingly, voluntarily and intentionally waive the right each may have to a trial by jury with respect to any litigation based hereon, or arising out of, under or in connection with this agreement, or any course of conduct, course of dealing, statement (whether oral or written) or actions of either party to this agreement. This prevision is a material inducement for the customer to enter into this agreement.

8	Confidentiality

8.1	The Escrow Material shall remain of all times the confidential and intellectual property of Licensor.

8.2	Subject to Clause 8.4, NCC Group agrees to keep all Confidential Information relating to the Escrow Material and/or the Software that comes into its possession or to its knowledge under this Agreement in strict confidence and secrecy. NCC Group further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and, unless the parties should agree otherwise in writing and subject to Clause 8.4, will not disclose or release it other than in accordance with the terms of this Agreement.

8.3	NCC Group may release the Escrow Material to the extent that it is required by applicable court order, judgment or decree provided that NCC Group has notified Licenser and Licensee prior to such required release, has given Licensor and/or Licensee an opportunity to contest (at their own expense) such required release, within the time parameters mandated by such applicable court order, judgment or decree. NCC Group is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments, decrees so entered or issued by any court, without the necessity of inquiring as to the validity of such order, judgment or decree, or the court’s underlying jurisdiction. Where NCC Group obeys or complies with any such order, judgment or decree, NCC Group shall not be liable to licensee, Licensor or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed, modified or vacated.

9	Intellectual Properly Rights

9.1	The release of the Escrow Material to Licensee will not act as an assignment of any Intellectual Property Rights that Licensor or any third party possesses in the Escrow Material. However, upon deposit of the Escrow Material, the title to the media upon which the Escrow Material is deposited (“Media”) is transferred to NCC Group. Upon delivery of the Escrow Material back to Licensor, the title to the Media shall transfer back to the Licensor. If the Escrow Material is released to the Licensee, the title to the Media shall transfer to the Licensee.

9.2	The Intellectual Properly Rights in the Integrity Testing report and any Full Verification report shall remain vested in NCC Group. Licenser and Licensee shall each be granted a non-exclusive right and license to use such report for the purposes of this Agreement and their own internal purposes only.

10	Integrity Testing and Full Verification

10.1	NCC Group shall bear no obligation or responsibility to any party to this Agreement or person, firm, company of entity whatsoever to determine the existence, relevance, completeness, accuracy, operation, effectiveness, functionally or any other aspect of the Escrow Material received by NCC Group under this Agreement.

10.2	As soon as practicable after the Escrow Material has been deposited with NCC Group, NCC Group shall apply its Integrity Testing processes to the Escrow Material.

10.3	Any party to this Agreement shall be entitled to require NCC Group to carry out a Full Verification. Subject to Clause 10.4, NCC Group’s prevailing fees and charges for the Full Verification processes and all reasonable expenses incurred by NCC Group in carrying out the Full Verification processes shall be payable by the requesting party.

10.4	If the Escrow Material fails to satisfy NCC Group’s Full Verification tests as a result of being defective or incomplete in content, NCC Group’s fees, charges and expenses in relation to the Full Verification tests shall be paid by Licensor.

SmartMeter Program Upgrade Supply Agreement (SSN)

10.5	Should the Escrow Material deposited fail to satisfy NCC Group’s Integrity Testing or Full Verification tests under Clauses 10.2 or 10.3, Licensor shall, within 14 days of the receipt of the notice of test failure from NCC Group, deposit such new, corrected or revised Escrow Material as shall be necessary to ensure its compliance with its warranties and obligations in Clause 2. If Licensor fails to make such deposit of the new, corrected or revised Escrow Material, NCC Group will issue a report to Licensee (with a copy to Licensor) detailing the problem with the Escrow Material as revealed by the relevant tests.

11	NCC Group’s Liability

11.1	Nothing in this Clause 11 excludes or limits the liability of NCC Group for its gross negligence or intentional misconduct.

11.2	Subject to Clause 11.1, no party shall be liable for any loss or damage caused to either Licenser or Licensee except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach at any contractual duty by such party, its employees, agents or sub-contractors and in such event such party’s total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance of this Agreement, shall not exceed the minimum dollar amounts of the insurance coverage required by clause 14.13 except in the case where such liability relates to the indemnification protection afforded NCC Group by Licensor and Licensee.

11.3	NCC Group shall not be responsible in any manner whatsoever for any failure or inability of Licensor or Licensee to perform or comply with any provision of this Agreement.

11.4	NCC Group shall not be liable in any way to Licensor or Licensee for acting in accordance with the terms of this Agreement and specifically (without limitation) for acting upon any notice, written request, waiver, consent, receipt, statutory declaration or any other document furnished to it pursuant to and in accordance with this Agreement.

11.5	Subject to Clause 10, NCC Group shall not be required to make any investigation into and shall be entitled in good faith without incurring any liability to Licensor or Licensee to assume (without requesting evidence thereof) the validity, authenticity, veracity and due and authorized execution of any documents, written requests, waivers, consents, receipts, statutory declarations or notices received by it in respect of this Agreement.

12	Indemnity

Licensor and Licensee each agrees to defend and Indemnify NCC Group and to hold NCC Group harmless from and against any claims, suits or other proceedings, actions, losses, casts, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that neither Licensor nor Licensee shall be liable for that portion of any such indemnification amount resulting from NCC Group’s gross negligence or intentional misconduct or material breach of any contractual duly hereunder, and Licensee shall only be liable for that portion of any such indemnification amount resulting from Licensee’s negligence or intentional misconduct. NCC group agrees to defend and Indemnify licensee and hold Licensee harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against Licensee in any way arising out of or relating to NCC Group’s negligence or intentional misconduct.

13	Term and Termination

13.1	This Agreement shall continue until terminated in accordance with this Clause 13.

SmartMeter Program Upgrade Supply Agreement (SSN)

13.2	If Licensor or Licensee, as the case may be, foils to pay an invoice addressed to it for services under this Agreement within 45 days of its issue, NCC Group reserves the right to give that party written notice to pay the outstanding Invoice within 30 days. If Licensor has not paid its invoice by the expiry of the 30 day notice period, NCC Group will give Licensee a period of 45 days to pay Licenser’s invoice. If Licensor or Licensee (as appropriate) has not paid its invoice alter being given notice in accordance with this Clause, NCC Group shall have the right to terminate this Agreement without further notice. Any amounts owed by Licensor but paid by Licensee will be recoverable by Licensee direct from Licenser as a debt and, if requested, NCC Group shall provide appropriate documentation to assist in such recovery.

13.3	Upon termination under the provisions of Clause 13.2, for 30 days from the date of termination NCC Group will make the Escrow Material available for collection by Licensor or its agents from the premises of NCC Group during office hours. Alter such 30 day period NCC Group will destroy the Escrow Material.

13.4	Notwithstanding any other provision of this Clause 13, NCC Group may resign as Escrow Agent hereunder and terminate this Agreement by giving sixty (60) days written notice to Licensor and Licensee. In that event, Licensor and Licensee shall appoint a mutually acceptable new custodian on similar terms and conditions to those contained herein. If a new custodian is not appointed within 14 days of delivery of such notice, Licensor or Licensee shall be entitled to request the American Arbitration Association to appoint a suitable new custodian upon terms and conditions consistent with those in this Agreement. Such appointment shall be final and binding on Licensor and Licensee. It NCC Group is notified of the new custodian within the notice period, NCC Group will forthwith deliver the Escrow Material to the new custodian. If NCC Group is not notified of the new custodian within the notice period, NCC Group will return the Escrow Material to Licensor.

13.5	Licensee may terminate this Agreement at any time by giving sixty (60) days prior written notice to NCC Group. Upon such termination, NCC Group will return the Escrow Material to Licensor.

13.6	If the License Agreement has expired or has been lawfully terminated, then Licensee shall endeavour to give notice to NCC Group within 14 days thereof to terminate this Agreement which, Licensor shall be entitled to give written notice to NCC Group to terminate this Agreement. Upon receipt of such a notice from Licensor, NCC Group shall notify Licensee of Licensor’s notice to terminate. Unless within 30 days of NCC Group giving such notice to Licensee. NCC Group receives a counter-notice from Licensee disputing the termination of the License Agreement, then Licensee shall be deemed to have consented to such termination and this Agreement shall immediately automatically terminate. Any disputes arising under this Clause shall be dealt with in accordance with the dispute resolution procedure in Clause 7. Upon termination under this Clause, NCC Group shall return the Escrow Material to Licensor.

13.7	Subject to Clause 13.6, Licensor may only terminate this Agreement with the written consent of Licensee.

13.8	This Agreement shall automatically immediately terminate upon release of the Escrow Material to Licensee in accordance with Clause 6.

13.9	It this Agreement is superseded and replaced by a new agreement in respect of the Escrow Material, this Agreement shall, upon the coming into force of the new agreement, automatically terminate. Licensor shall request NCC Group to either transfer the Escrow Material to the new agreement. If new material is deposited, upon its receipt, NCC Group shall, unless otherwise instructed, destroy the Escrow Material.

13.10	The provisions at Clauses 1, 3.2, 5, 8, 9, 10.1, 11, 12, 13.10 to 13.12 (inclusive) and 14 shall continue in full force and after termination of this Agreement.

13.11	On and alter termination of this Agreement, Licensor and/or Licensee (as appropriate) shall remain liable to NCC Group for payment in full of any fees and interest which have become due but which have not been paid as of the date of termination.

13.12	The termination of this Agreement. however arising, shall be without prejudice to the rights accrued to the parties prior to termination.

SmartMeter Program Upgrade Supply Agreement (SSN)

14.	General

14.1	A party shall notify the other parties to this Agreement, within 30 days of its occurrence, of any of the following:

14.1.1	a change of its name, principal office, contact address or other contact details: and

14.1.2	any material change in its circumstances that may affect the validity or operation of this Agreement.

14.2	This Agreement shall be governed by and construed according to the laws of the stale of California, excluding that body of law known as conflict of law.

14.3	This Agreement represents the whole agreement relating to the escrow arrangements between NCC Group and the other parties for the Software and shall supersede all prior agreements, discussions, arrangements, representations, negotiations and undertakings.

14.4	Unless the provisions at this Agreement otherwise provide, any notice or other communication required or permitted to be given or made in writing hereunder shall be validly given or made if delivered by hand or courier or it dispatched by certified or registered mail (airmail if overseas) addressed to the address specified for the parties in this Agreement (or such other address as may be notified to the parties from time to time) or if sent by facsimile message to such facsimile number as has been notified to the parties from time to time and shall be deemed to have been received:

(i)	If delivered by hand or courier, one day following the time of delivery;

(ii)	If sent by certified or registered mail (airmail if overseas), 3 business days after posting (6 days if sent by airmail);

(iii)	If sent by facsimile, one day following the time of completion of the transmission of the facsimile with facsimile machine confirmation of transmission to the correct facsimile number of all pages of the notice.

14.5	Except where Licensor or Licensee merges, is acquired or has substantially all of its assets acquired and the new entity or acquirer agrees to assume all of their obligations and liabilities under this Agreement, Licensor and Licensee shall not assign, transfer or subcontract this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

14.6	NCC Group shall not be entitled to transfer or assign this Agreement without the prior written consent of Licensor and thereupon written notice to all Licensees, provided, however, that in the event of the acquisition of NCC Group. NCC Group shall be entitled to transfer or assign this Agreement in connection with such acquisition upon written notice to both Licensor and Licensee.

14.7	The Agreement shall be binding upon and survive for the benefit of the successors in title and permitted assigns of the parties.

14.8	If any provision of this Agreement is declared too broad in any respect to permit enforcement to its full extent, the parties agree that such provision shall be enforced to the maximum extent permitted by law and that such provision shall be deemed to be varied accordingly. If any provision of this Agreement is found by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid, void or unenforceable, it shall to the extent of such illegally, invalidity of unenforceability, be deemed severable and the remaining part of the provision and the rest of the provisions of this Agreement shall continue in full force and effect.

14.9	Save as expressly provided in this Agreement, no amendment or variation at this Agreement shall be effective unless in writing and signed by a duly authorized representative of each of the parties to it.

SmartMeter Program Upgrade Supply Agreement (SSN)

14.10	The parties shall not be liable to each other or be deemed to be in breach of this Agreement by reason of any delay in performing, or failure to perform, any of their obligations under this Agreement if the delay or failure was for a reason beyond that party’s reasonable control (including. without limitation, fire, flood, explosion, epidemic, riot, civil commotion, any strike, lockout or other Industrial action, act of God, war or warlike hostilities or threat of war, terrorist activities, occidental or malicious damage, or any prohibition or restriction by any governments or other legal authority which affects this Agreement and which is not in force on the date of this Agreement). A party claiming to be unable to perform its obligations under this Agreement (either on time or at all) in any of the circumstances set out above must notify the other parties of the nature and extent of the circumstances in question as soon as practicable. If such circumstances continue for more than six months, any of the other parties shall be entitled to terminate this Agreement by giving one month’s notice in writing.

14.11	No waiver by any party of any breach of any provisions of this Agreement shall be deemed to be a waiver of any subsequent or other breach and, subject to Clause 6.6, no failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof.

14.12	This Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shall be deemed to be on original and all of which together shall constitute one and the same agreement.

14.13	NCC Group shall, at its sole cost and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage with on insurance carrier that is rated B+ or better by A.M. Best. NCC Group shall provide Licensor and all Licensees hereunder with a certificate of insurance evidencing such coverage. All certificates of insurance shall require that Licensor and Licensee be provided with no less than thirty (30) days advance written notice of cancellation of the stated coverage, and NCC Group shall request that its insurer use its best efforts to provide at least thirty (30) days advance written notification of such cancellation.

Type of Insurance	Coverage Amount	Type of Insurance	Coverage Amount
General Liability	$2,000,000 General Aggregate
General Liability	$1,000,000 Each Occurrence	Umbrella Coverage	$5,000,000 General Aggregate
Professional Liability	$1,000,000 Each Occurrence

SmartMeter Program Upgrade Supply Agreement (SSN)

Signed for and on behalf of Silver Spring Networks, Inc.

Name:	|

Position:	| (Authorized Signatory)

Signed for and on behalf of Pacific Gas and Electric Company

Name:	|

Position:	| (Authorized Signatory)

Signed for and on behalf of NCC GROUP, INC.

Name:	|

Position:	| (Authorized Signatory)

SmartMeter Program Upgrade Supply Agreement (SSN)

Exhibit 2

Form of ***

Notwithstanding notations on the attached *** that “this draft is for discussion purposes only”, the Parties agree that the terms and conditions of the attached *** are agreed and will not be subject to further negotiation or change.

The Parties also agree that the ***

*** (1 page redacted)

PG&E and SSN Confidential

Exhibit 3

PG&E SmartMeter System Level Requirements

SMARTMETER UPGRADE SYSTEM REQUIREMENTS

ISTS Architecture and Strategy

Technology Innovation Center

Document Version: 3.2

Copyright 2008, Pacific Gas and Electric Company

All rights reserved.

For PG&E internal use only.

PG&E Internal Information For use by Authorized Persons Only *** [94 pages redacted]

Exhibit 4

Test Strategy

SmartMeter Release D

Test Approach

ISTS Architecture and Strategy

Technology Innovation Center

Document Version: 1.1

Copyright 2008, Pacific Gas and Electric Company

All rights reserved.

For PG&E internal use only.

*** (26 pages redacted)

Exhibit 5

PG&E IT Change Management Standard

Information Systems

Technology Services (ISTS)

IT Change Management Standard

Issued By

Greg Kassabian, Principal, IT Process and Standards Management

Document Sponsor

Chris Maturo, Sr. Director, the Office of the CIO

Current Version Number	2.1.0
Date of Current Version	01/15/2008
Date Document Created	9/28/2005

EDMS # 003937926

PG&E Internal Information

For use by Authorized Persons Only

*** (49 pages redacted)

4

AMENDMENT NO. 17

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

*** The omitted portions of this amendment have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

Amendment 17 to PG&E/SSN Agreement	1	PG&E and SSN CONFIDENTIAL

Amendment No. 17

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

Effective Date: May 1, 2013

This Amendment No. 17 (“Amendment”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) as previously amended between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated July 23, 2008, is made and entered into with effect as of the date set forth above (the “Effective Date”). Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties.” Unless otherwise defined herein, all capitalized terms shall have the meaning given in the Agreement.

In consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	LIMITATION ON CERTAIN REMEDIES

(a)	Pursuant to Section 4.5 of the Agreement and as more fully described in Schedule F (Compensation for *** and ***), SSN is potentially liable for Liquidated Damages for ***). Pursuant to Amendment No. 6 to the Agreement, effective as of March 24, 2010, ***.

(b)	SSN’s cumulative maximum liability for all of the above-stated *** shall not exceed $***. For clarity, the provisions of Section 19 of the Agreement (Limitations of Liability) remain unchanged by the provisions of this Section 1.

2.	MODIFICATION OF *** WARRANTY

*** contains certain warranties from SSN (the “*** Warranties”). ***. The Parties agree to ***:

(a)	Effective on and from the date hereof, *** is superseded and replaced by the following provision:

“In this Section, “***” means ***. For the avoidance of doubt, the Parties agree: (1) that ***; and (2) that ***.”

(b)	Effective on and from the date hereof, but subject to paragraph (f) below, *** is amended as follows:

(i)	In the first paragraph, delete “***.”

Amendment 17 to PG&E/SSN Agreement	2	PG&E and SSN CONFIDENTIAL

(ii)	*** is superseded and replaced by the following provision:

“(i) If PG&E ***, then:

A. ***; and

B. ***; and

(iii)	Insert the following paragraphs as Sections *** [1 page redacted]

(c)	Effective on and from the date hereof, but subject to paragraph (f) below, Functional Requirement number ***[1] in Annex A-5.2 is hereby superseded and replaced by the warranties set forth above and by the commitments set forth in Section 4 of this Amendment. For clarity, all other Functional Requirements (including Functional Requirements numbered ***) continue to apply.

(d)	Effective on and from the date hereof, but subject to paragraph (f) below, PG&E shall ***. PG&E shall not be bound by this covenant if it gives a Rescission Notice pursuant to paragraph (f) below.

(e)	The parties acknowledge that ***.

(i)	***.

(ii)	***.

(f)	If a ***, PG&E may give SSN a notice (a “Rescission Notice”) rescinding its covenant under paragraph (d). If PG&E issues a Rescission Notice, then:

(i)	***;

(ii)	PG&E may ***;

(iii)	Any applicable *** during the time elapsed between the execution of this Amendment and the date of the Rescission Notice;

(iv)	For clarity, the *** set forth above in Section 2(b) of this Amendment shall remain in full force and effect regardless of any Rescission Notice issued by PG&E.

3.	NETWORK EQUIPMENT, SATELLITE BACKHAUL KITS AND ANTENNA KITS

(a)	***.
(b)	***.

[1]	Functional Requirement Number *** states: “***.”

Amendment 17 to PG&E/SSN Agreement	3	PG&E and SSN CONFIDENTIAL

4.	MICROAP SOLUTION

(a)	The “MicroAP Solution” is defined as *** that will work on ***. The Parties agree that (i) the MicroAP Solution represents “Products” for the purposes of the Agreement and shall be subject to all of the terms of the Agreement including acceptance testing, approval by PG&E, warranties, and except as provided in Attachment 1 hereto or as may be further modified by mutual agreement of the Parties, the Functional Requirements applicable to Access Points and NIC Cards under the Agreement (as modified pursuant to Attachment 1); and (ii) the MicroAP Solution shall be included in the Hosting Services provided pursuant to Schedule O at no additional charge. For the purposes of this Section: (i) “MicroAP” means an ***; and (ii) ***.

(b)	SSN will supply MicroAPs to PG&E as follows:

*** [2 pages redacted]

(c)	SSN shall provide to PG&E at no additional cost the following services:

(i)	***.

(ii)	***.

(iii)	***.

(iv)	***.

(d)	At PG&E’s request, ***, SSN will provide field engineers and other technical support to work side by side with PG&E for up to *** in each case for (1) ***, and (2) ***.

(e)	Should PG&E determine, based on the applicable acceptance testing under this Agreement that the MicroAP Solution does not meet the requirements of this Agreement (“PG&E’s Rejection”), then SSN shall, ***.

5.	*** SERVICES

(a)	*** to maintain *** will be provided as follows:

(i)	***.

(ii)	***.

6.	PROJECT MANAGEMENT

*** shall provide a *** for *** at a rate of $*** for the period *** through *** (payable as set forth in ***). *** thereafter for the remainder of the *** Term identified in Paragraph *** at the rate of $***.

7.	ESCROW CERTIFICATION AND INVENTORY

SSN shall certify to PG&E by April 30, 2013 that the Escrowed Materials SSN is required to deposit with the Escrow Agent pursuant to Section 14.1 of the Agreement, are complete and up-to-date. SSN shall also provide a detailed inventory of all Escrowed Materials currently deposited with the Escrow Agent.

Amendment 17 to PG&E/SSN Agreement	4	PG&E and SSN CONFIDENTIAL

8.	MOST FAVORED CUSTOMER PRICING

Section 9.3 of the Agreement (New Products) is deleted in its entirety and replaced with the following: “During the term of this Agreement, SSN will advise PG&E of the release of any new equipment or software SSN has developed (“New Products”). New Products shall not include the Products listed in Annex A-7. ***.”

9.	REMAINING ITEMS IN ANNEX A-5.2

The parties agree to negotiate in good faith to resolve by May 31, 2013 the remaining open items in Annex A-5.2.

10.	MODIFICATION OF HOSTING TERMS

(a)	Amendment 16 to the Agreement shall be terminated effective May 1, 2013.

(b)	Change Order *** is modified as follows: Section 3 of Attachment 1 of *** is deleted in its entirety. All other terms and conditions of the *** shall remain unchanged. *** set forth in Section (c) below, provided that ***.

(c)	Amendment and Restatement of Schedule O. Schedule O is amended and restated in its entirety as set forth in Attachment 3.

11.	CHANGES TO DEPLOYMENT PROCESSES (ANNEX A-2 AND SCHEDULE O)

(a)	*** Program. With reference to Section *** of Annex A-2:

(i)	By December 31, 2013, SSN shall complete (i) ***; and (ii) ***.

(ii)	In January 2015, SSN shall complete a ***.

(iii)	PG&E may request additional ***.

(iv)	The comprehensive *** referred to in paragraph (ii) and any subsequent *** will be performed as described in Annex A-2, Section *** with the following exceptions:

(a)	SSN Project management and coordination with PG&E teams is included.

(b)	***.

Amendment 17 to PG&E/SSN Agreement	5	PG&E and SSN CONFIDENTIAL

(c)	PG&E may perform on-site field work or contract with SSN to complete on-site field work.

(d)	*** will not include ***.

(b)	Sections 2.4 (***), 2.6 (***), the last sentence of Subsection 2.5(c) and Section 2.5(d) of Annex A-2 Statement of Work (as amended and restated pursuant to Amendment No. 6) are hereby eliminated in their entirety.

(c)	In Attachment A-5.1 to Annex A-5, delete the following sentence on the first page:

“The following Functional Requirements apply to each *** (Statement of Work) Section 2.1(k).”

(d)	In Attachment A-5.1 to Annex A-5, delete paragraph 3(a)(ii).

12.	MODIFICATIONS TO OPERATING LEVEL AGREEMENT (OLA) PROCEDURES

Sections 2.9(a) and (b) of the OLA are superseded and replaced with the text in Attachment 4.

(a)	*** Schedule O, ***, Section 2.4(e), are eliminated in their entirety.

*******************************

Except as set forth above, all other terms of the Agreement as amended shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall govern.

This Amendment may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment, including the signature pages hereto, will be deemed to be an original. This Amendment is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment, on the date set forth below.

Amendment 17 to PG&E/SSN Agreement	6	PG&E and SSN CONFIDENTIAL

Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	***	By:	***

Printed:	***	Printed:	***

Title:	***	Title:	***

Date:	April 30, 2013	Date:	April 30, 2013

***

Amendment 17 to PG&E/SSN Agreement	7	PG&E and SSN CONFIDENTIAL

Functional Requirements	PG&E and SSN CONFIDENTIAL

Orig. No	Requirement	Exhibit 3 Reference	Dependency / Notes	Amendment 17 Modification for MicroAP
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Amendment 17 Attachment 1 MicroAP Functional Requirements (Final 4-26-2013)

Amendment 17 – Pricing Tables	SSN and PG&E CONFIDENTIAL

Amendment 17 Attachment 2 – Pricing Exhibit

***

Amendment 17–Attachment 2 – Pricing Exhibit – (Final 4-26-2013)	1 of 2

Amendment 17 – Pricing Tables	SSN and PG&E CONFIDENTIAL

***

Amendment 17–Attachment 2 – Pricing Exhibit – (Final 4-26-2013)	2 of 2

SmartMeter Upgrade Supply Agreement

ATTACHMENT 3 to Amendment 17

Schedule O

(Amendment 17 Restatement)

PG&E and SSN Confidential	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

SCHEDULE O - HOSTING AND MANAGED SERVICES

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

Amended and restated pursuant to Amendment No. 17

(April 2013)

PG&E and SSN Confidential Page 1	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

1.		OVERVIEW	1

	1.1	Purpose and Related Documents.	1

2.		TERM AND TERMINATION	2

	2.1	Term.	2

	2.2	Termination and Transition Assistance.	3

	2.3	***.	4

3.		CROSS-FUNCTIONAL SERVICES	4

	3.1	General Requirements.	4

	3.2	Service Ticket Management Process.	4

	3.3	Change Management.	5

	3.4	Reporting.	6

	3.5	Training and ***.	7

	3.6	Miscellaneous Operational Support Services.	11

	3.7	Capacity and Configuration Management.	11

4.		UIQ MANAGEMENT SERVICES	13

	4.1	UIQ Management Services Generally.	13

	4.2	Database Management.	14

	4.3	Implementation of UtilityIQ Software Upgrades and Firmware.	15

	4.4	PG&E Participation.	15

	4.5	Third Party Software – UtilityIQ System.	15

5.		FIELD NETWORK SERVICES	16

	5.1	Field Network Management.	16

	5.2	Field Network Monitoring and Reporting.	17

6.		DATA CENTER SERVICES	17

	6.1	General Terms.	17

PG&E and SSN Confidential Page i	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

	6.2	Locations, Allocation of Processing Environments and Access.	18

	6.3	General and Facility-Related Requirements.	18

	6.4	Front Haul Communications.	18

	6.5	Back-haul Communications	19

	6.6	***.	20

	6.7	Baseline Support for Core Network Infrastructure in the Data Center.	20

	6.8	Ownership and Acquisition of Hardware and Third Party Software.	20

	6.9	Data Center Hardware Installation and Maintenance.	20

	6.10	Data Center Asset Management.	21

	6.11	*** Specific Requirements.	21

	6.12	Backup of *** Environment	21

7.		SECURITY REQUIREMENTS	22

	7.1	Security Policies.	22

	7.2	Physical Security.	23

	7.3	Virus Protection.	23

	7.4	Penetration Testing.	23

	7.5	Security Breaches	24

	7.6	***	24

8.		***	24

	8.1	***.	24

	8.2	***.	24

	8.3	***	24

	8.4	***.	24

	8.5	[Deleted pursuant to Amendment 17]	24

	8.6	***.	24

	8.7	***.	24

PG&E and SSN Confidential Page ii	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

	8.8	***.	24

	8.9	***.	24

	8.10	***.	24

9.		***	24

	9.1	***.	24

	9.2	***.	25

	9.3	***.	25

	9.4	***.	25

10.		PRICING	25

	10.1	***	25

11.		ADDITIONAL TASK ORDERS	25

12.		DEFINITIONS	25

PG&E and SSN Confidential Page iii	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

SCHEDULE O

HOSTING and MANAGED SERVICES

1.	OVERVIEW

1.1	Purpose and Related Documents.

(a)	This Schedule O sets out the terms and conditions upon which SSN will provide the Hosting Services (more particularly defined in Subsection 1.1(e), below) to support PG&E’s SmartMeter System production, *** and testing environments.

(b)	Definitions relating specifically to the terms of this Schedule O are set out in Section 11.

(c)	This Schedule O memorializes the arrangements that took effect beginning September 1, 2009. It supersedes and replaces Section 4 (UIQ Hosting) of Annex A-2 (Statement of Work) to the Agreement and the associated one time and monthly recurring charges in Table 6 of Annex B-1 (Pricing Tables).

(d)	Table 1 below specifies the UtilityIQ System Hosted Environments in and to which SSN will perform the Hosting Services as of the Amendment 6 Effective Date. The list of Hosted Environments may be updated and revised by agreement between the Parties from time to time. The category of each environment (Production, ***, Lower Environment) is shown in the table below. *** and Lower Environments are also referred to as “Non-Production” Environments.

ID	Environment Category	UtilityIQ Hosted Environments Environment Name	Maximum Number of Meters supported by SSN UIQ hosting
1	***	***	***
2	***	***	***
3	***	***	***
4	***	***	***
5	***	***	***
6	***	***	***
7	***	***	***

HCM Hosting: *** (in each environment as described in the table below) as of the Effective Date.

PG&E and SSN Confidential Page 1	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

ID	Environment Category	Environment Name	Maximum Number of *** *** supported by SSN HCM hosting
1	***	***	***
2	***	***	***
3	***	***	***
4	***	***	***

(e)	The Hosting Services are comprised of the following four severable categories of services, each of which is supported by the additional cross-functional services described in Section 3:

(i)	SSN will host, manage, operate, maintain and support the UtilityIQ System, with responsibility for all Infrastructure Components on the terms described in this Schedule O, up to the Front-haul interface on the Front-haul router at the SSN Data Center, as necessary to enable operation of functions and features of the UtilityIQ Software during the Term, and as more fully described in Section 4 below (the “UIQ Management Services”). Different requirements may apply to the Production Environment, *** Environment and Lower Environments, as described in this Schedule O;

(ii)	SSN will operate, manage, maintain, support and monitor the Field Network and provide detailed analyses and reports to PG&E as fully described in Section 5 below (the “Field Network Services”);

(iii)	SSN will provide sufficient data center space and associated services to meet PG&E’s hosting requirements for the Hosted Environments, as more fully described in Section 6 below (the “Data Center Services”);

(iv)	***.

(f)	SSN will provide the Hosting Services in accordance with the security requirements and the Service Levels set out in Sections 7 and 8 below.

2.	TERM AND TERMINATION

2.1	Term.

(a)	Subject to Section 2.2 below, the term of this Schedule O (the “Term”) will commence on the Amendment 6 Effective Date and will end on April 30, 2018 (the “Termination Date”).

PG&E and SSN Confidential Page 2	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

2.2	Termination and Transition Assistance.

(a)	No earlier than ***, PG&E may elect to (A) terminate Schedule O and the Hosting Services in full or (B) discontinue the Data Center Services portion of the categories of Hosting Services by giving written notice of termination or discontinuance to SSN. The notice may be given before *** but termination may not be effective until on or after that date. If PG&E terminates Data Center Services, then following the Discontinuance Date, ***. If PG&E terminates the Data Center Services, ***.

(b)	[Section deleted pursuant to Amendment 17]

(c)	A notice provided pursuant to this Section 2.2 (a “Termination Notice”) shall be in writing, shall describe the Hosting Services to be terminated or discontinued in reasonable detail and shall include a proposed Services end date.

(d)	If PG&E issues a Termination Notice, SSN and PG&E shall work together to develop a plan to transition the provision of these Services from SSN to PG&E. This plan is referred to as the “Transition Plan” and the act of developing the Transition Plan is referred to as “Transition Planning”. The Transition Plan will include a mutually acceptable date upon which the related Services will cutover to PG&E and SSN’s responsibility to provide the Hosting Services will end (the “Discontinuance Date”). The Parties will work in good faith to complete the Transition Plan within *** days of receipt of the Termination Notice and to make the Discontinuance Date as close as possible to the Hosting Services end date PG&E proposed in its Termination Notice.

(e)	PG&E may give another Termination Notice before the Discontinuance Date for a prior notice, but PG&E acknowledges that SSN is not staffed to support multiple simultaneous transition efforts. Consequently, if more than one Termination Notice is outstanding at any time, the Parties will work together to prioritize transition efforts within the constraints of SSN’s available resources.

(f)	Discontinuance of Services pursuant to the Transition Plan (“Discontinuance”) will not cause the termination or discontinuance of the other Services provided under this Schedule. ***.

(g)	[Section deleted pursuant to Amendment 17]

(h)	Termination Fees. ***

(i)	The fees and reimbursements payable by PG&E for termination of the Hosting Services pursuant to this Schedule O apply in lieu of the payment obligations set forth in Section 20.2(a) of the Agreement.

PG&E and SSN Confidential Page 3	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

(j)	The Transition Plan shall describe reasonable transition services to be provided by SSN (according to a mutually agreed upon schedule) to enable PG&E to take over operation of the affected Services and to take possession and control of the physical infrastructure and systems used to provide such Services (the “Transition Services”). The Transition Plan shall include ***. SSN shall provide related costing following mutual agreement of the plan.

(k)	The Transition Plan also will require SSN to assign qualified resources to perform each of the Transition Services on the schedule indicated below, to the extent acceptable to PG&E, ***.

(l)	SSN shall:

*** [1 page redacted]

(m)	SSN will maintain a stable account service team during the Transition Planning period and will not transfer personnel from the PG&E account until a personnel transition plan providing for such transfers is agreed by the Parties, except as PG&E may approve in advance on a case by case basis.

2.3	***

3.	CROSS-FUNCTIONAL SERVICES

The obligations set out in this Section 3 apply to all Services.

3.1	General Requirements.

(a)	SSN will support PG&E’s project schedule and deadlines during the deployment phase of the SmartMeter Project and ongoing UtilityIQ Software Upgrades.

(b)	SSN will keep Data available to and accessible by PG&E ***, on demand and in a mutually agreed manner and structured data format, subject to maintenance periods as described in Section 8.8 below.

(c)	SSN will participate in *** planning activities and will participate in PG&E’s *** walk-throughs and *** tests.

(d)	SSN personnel will participate in regularly scheduled SmartMeter IT operations planning, analysis and status meetings and in regularly scheduled AMS Operations planning, analysis and status meetings, as requested by PG&E.

3.2	Service Ticket Management Process.

SSN will provide centralized ticketing and management of Incidents, Service Requests and Tech Support Requests for all Services (and applicable to each environment in which any instance of the UtilityIQ System is hosted) in accordance with the OLA, which shall be deemed incorporated into this Schedule O as if fully set forth herein.

(a)	The Production and *** Environment infrastructure will be monitored ***.

PG&E and SSN Confidential Page 4	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

(b)	SSN Personnel will be available for telephone or email contact ***. All other hours will be supported through automated monitors maintained by SSN with SSN Personnel contacted by pager service during these hours. PG&E shall have the ability to contact SSN Personnel via pager or other mechanism required by PG&E and SSN will respond in accordance with the timeframes set forth in the OLA. SSN shall provide to PG&E the SSN holiday schedule annually in advance.

(c)	SSN Personnel will be available ***.

(d)	SSN will notify PG&E of each Incident affecting the infrastructure. Notification will be provided as specified in the OLA. Even if the issue is resolved within the applicable response time window, SSN shall communicate the details regarding the issue and its resolution to PG&E.

(e)	With respect to all Infrastructure Components, SSN will provide the following operational support services:

(i)	Break-fix, and repair in response to Tickets; and

(ii)	Create, maintain, and document a suite of UtilityIQ System monitoring and configuration management tools and scripts owned by SSN.

(f)	Network Device Ticketing and Procedures. The following activities will be performed at *** to PG&E.

(i)	***

(ii)	***

(iii)	***

3.3	Change Management.

(a)	SSN will follow the IT Change Management Process for any Request for Change or System Change made relative to the UtilityIQ System.

(b)	With respect to all Infrastructure Components, SSN’s use of the IT Change Management Process must result in the creation of documentation sufficiently detailed for use by an experienced IT professional (and in a format reasonably acceptable to PG&E) on all relevant Change Management activities, including without limitation the following:

(i)	outage notification and scheduling;

(ii)	monitoring and reporting of changes to the Infrastructure Components;

(iii)	Defect and third party vendor management. SSN and PG&E will use reasonable commercial efforts to cause third party vendor activities to comply with the IT Change Management Process. In particular, SSN will, and as applicable will direct third party vendors to:

(1)	Track, prioritize, and report defects and map them to patch delivery by the applicable third party vendor;

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(2)	Track open third party vendor Incident Response SLAs;

(3)	Track open third party vendor SR’s and establish priority and target delivery dates; and

(4)	Where necessary and provided there is no impact to UtilityIQ System functionality, maintain versions of packaged software (including RDBMS software) to levels of currency required by PG&E technical standards, and in compliance with applicable third party vendor patch management and configuration management procedures.

(c)	Requests for user access and planned modifications that constitute a System Change shall be subject to the IT Change Management Process.

(d)	***

3.4	Reporting.

SSN will comply with the reporting requirements set forth in this Section. As noted for each of the reporting categories listed below, SSN will either provide electronic reports to PG&E delivered at the frequency noted, or on-demand self-service access to reporting capabilities to PG&E which PG&E can use to obtain pre-formatted reports or to design and obtain custom reports. To the extent a self-service reporting feature is not functioning properly, such malfunction shall be considered a Defect pursuant to Schedule H. SSN will participate in a monthly performance review meeting with PG&E.

(a)	***. SSN will provide the monthly *** and *** reports referred to in Section 8.

(b)	***. SSN will provide reports on the following for the *** Environment only:

***

(c)	***. SSN will commence providing the following reports for all Environments by the Amendment 6 Effective Date, either via electronic reports or by enabling self-service reporting:

*** [1 page redacted]

(d)	***. SSN will also provide PG&E these reports for the *** Environments:

***

(e)	Real-time Utilization Reports. *** Reports. For completeness, the parties acknowledge that SSN will provide additional reports as required pursuant to Section 8.7(a) of this Schedule.

(g)	Taskstats reports. ***

(h)	The taskstats report will be delivered on a weekly basis via File Transfer Protocol (FTP). PG&E will be responsible for collecting the report from the FTP server. ***.

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3.5	Training and ***.

(a)	The training and *** activities contemplated by this Section 3.50 are intended to provide training and *** regarding the four Services categories provided by SSN under this Schedule O. ***.

(b)	SSN’s obligation to provide training and *** activities pursuant to this Section shall be limited by and subject to confidentiality obligations of SSN to third parties such as third party software vendors and SSN’s other customers.

(c)	PG&E acknowledges that SSN and its licensors retain all right, title and interest, including without limitation all Intellectual Property Rights, in all SSN Confidential Information, concepts, methodologies, product roadmap information, Documentation and other documents provided by SSN to PG&E pursuant to this Section. SSN hereby grants to PG&E a license, on the terms stated at Subsections 13(a)-(c) of the Agreement, to use the concepts, methodologies, product roadmap information, Documentation and other documents provided by SSN to PG&E pursuant to this Section.

(d)	The training and *** activities:

(i)	will take place on a periodic basis, but shall in any event be conducted in preparation for and co-incident with the implementation of Major Release Upgrades to the UtilityIQ System and/or in general preparation for any discontinuation of the Hosting Services (in whole or in part), as further described in Section 2.2. ***;

(ii)	will be attended by PG&E employees who have appropriate basic training, skills, and experience for each course and SSN shall notify PG&E of course prerequisites as soon as curricula are finalized by SSN;

(iii)	will be provided at an SSN training facility (or a PG&E facility, if PG&E approves) with all required training infrastructure and materials provided by SSN;

(iv)	shall be delivered in the following manner, subject to reasonable modifications by SSN as it evolves its training and *** practices:

(1)	End User Application Training:

***, PG&E will deliver a *** forecast of onsite training requirements for dedicated training delivery. The forecast will be updated on a quarterly basis by PG&E. PG&E acknowledges that *** days’ notice is required for any onsite delivered course work regardless of whether the course is

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hosted at SSN or PG&E facilities to allow SSN adequate lead time to secure staffing coverage. Open enrollment for mixed customer training delivery does not require advanced notice.

•

UtilityIQ AMM –The course covers company and product suite overview, key functions of the tool, typical tasks that it is used for, sample workflows, device management, importing device and location information, device edits and swaps, meter programs, schedules and meter read results, exports, monitoring, and configuration.

•

UtilityIQ NEM – This course covers product overview and description, NEM advanced network management capabilities based on industry standards, including fault and performance management. Product overview and key functions are covered, typical tasks it is used for including fault management, capacity management, performance management, and security management. The course will also cover NEM dashboard and reporting, configuring policies for bandwidth utilization for WAN and NAN and diagnostics, NMS integration and common use cases.

•

UtilityIQ FWU – This course covers product overview and description, background information, typical tasks it is used for, Seed, Float, Flip and running FWU to upload a firmware image, set up an FWU project and distribution and installation of firmware

•	UtilityIQ MPC – This course covers product overview and description, typical tasks that MPC is used for, creating and uploading a meter program and programming meters.

•	UtilityIQ ODS – This course covers product overview and description, how ODS is used and how it functions, viewing outages, running reports, and configuration with a menu walkthrough.

•

CATT/FSU Tools – This course covers field service tool overview and description, what tasks can be performed and how it is used, starting the application, installing the FSU, and the different features and options available including hands-on demonstration work.

(2)	Administrator and Role-based Training:

SSN shall provide training, required to enable PG&E’s IT staff to install, configure, and observe “best practices” operation of the SmartMeter System. Administrator training topics include the required qualifications for each functional role, including business operations, IT operations, NOC operations, the maintenance and operation of the *** environment, implementation of the ***, and management of third-party data center operations. Additional training topics include system architecture and administration, network engineering, UtilityIQ System application

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administration and *** tasks. Prerequisites include but may not be limited to completion of relevant End User Application Training (or equivalent knowledge) noted in Subsection 3.5(d)(iv)(1). Curriculum materials will include summaries of in-class topics, as well as concept documents, white papers, and other important materials such as release notes and runbook procedures as appropriate for Role-based Training.

PG&E’s forecast of onsite training requirements should include any Role-based training required and may request such sessions starting in ***. Open enrollment schedule for the *** has been provided by SSN and will be updated on a quarterly basis. Training will be scheduled by agreement between PG&E and SSN, but SSN must be resourced to deliver training within *** days of request by PG&E unless otherwise agreed. Minimum class size for these courses is 4 people, maximum 12.

(3)	Custom Training:

SSN shall provide custom training classes addressing unique topics requested by PG&E not already covered by documentation materials and training provided in the context of training covered in Subsection 3.5(d)(iv)(1) or (2). Each session is assumed to be one day in delivery duration for purposes of quoting scope and pricing in the absence of firm topic requirements. If PG&E requests production of documentation materials that are supplemental to the scope of a single 1-day training, *** lead times may apply.

PG&E may schedule sessions of Custom Training starting in *** with *** days notice. Training will be scheduled by agreement between PG&E and SSN. Maximum class size for these sessions is 12 people.

(4)	***:

This training material will involve less formalized training, provided as SSN performs normal operational tasks on PG&E environments. This typically will involve ***. Typical activities will involve:

•	***

•	***

•	***

•	***

•	***.

PG&E may schedule *** at any time to coincide with existing SSN/PG&E activities.

(e)

In order that its training materials and curricula remain current and consistent with the evolution of the UtilityIQ System, SSN shall offer PG&E an annual “refresh” of materials and “delta” training covering changes in materials and/or operational procedures. If changes by SSN render obsolete prior training and procedures, SSN shall

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notify PG&E and make training available within *** days of such notice. Delta training, obsolescence training, and additional training sessions pursuant to Subsection 3.5(d)(iv) shall be offered at reasonable costs, in light of the pricing for the original training and *** described in Subsection 3.5(d)(iv).

(f)	SSN’s *** activities shall comply with any confidentiality obligations SSN may have to its other customers and with the rights and restrictions applicable to Licensed Material under Section 13 of the Agreement. All concepts, methodologies, and documents embodied by or produced in connection with Documentation (as described in this 3.5) shall be deemed Licensed Materials.

(g)	SSN will provide documentation, where existing, of the processes, methodologies and technologies used by SSN to support incident, problem, capacity and change management covering the UtilityIQ System (UIQ-AMM, UIQ-NEM) (Front haul, Back haul, Field Area Network and Data Center technologies). Documentation must include coverage of non-application Infrastructure Components, including configuration and operation of the OS, JBOSS, and the database components. Such documentation should cover and explain the derivation and use of all reporting metrics used by SSN in connection with reporting against SLAs, the Operational Targets (as specified in Section 8.2), and in support of each other report referenced in Section 3.4, all in sufficient detail for use by an experienced IT professional. SSN will update such existing documentation from time to time so that it remains consistent with the OLA and the IT Change Management Process, as such may evolve.

(h)	Pricing for *** activities included in this Section 3.5 is as follows:

Table 2 – *** Pricing
Activity	Cost per Unit	Unit
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

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(i) As of December 10, 2009, PG&E was entitled to training services to the value of $*** that were not consumed prior to that date. SSN will credit that amount against any training purchased by PG&E until December 31, 2014 at the rates specified in Table 2. Once the credit is exhausted, PG&E will pay for additional training at the rates specified in Table 2.

3.6	Miscellaneous Operational Support Services.

SSN will:

(a)	Import device data, including configuration of manufacturer shipment data in format for UtilityIQ System import and resolution of exceptions/errors in device import and imported data; and

(b)	Assist with the resolution of data discrepancies relating to deployment, shipment, or manufacturing problems.

3.7	Capacity and Configuration Management.

(a)	Capacity Management. SSN shall be responsible for capacity management with respect to each of the Hosted Environments. SSN shall plan and arrange for services and resources to be available within the Hosted Environments as appropriate to satisfy PG&E’s current and anticipated future business needs within the parameters of this Schedule O, including:

(i)	Developing, maintaining and documenting capacity plans for the Production and *** Hosted Environments;

(ii)	Developing predictive and ongoing capacity indicators for the Production and *** Hosted Environments;

(iii)	Creating and analyzing utilization and trend forecasts and proactively changing the Production and *** Hosted Environments (e.g., upgrades, downgrades, enhancements, reconfiguration and performance tuning) to correctly align the performance and availability needs with infrastructure capacity while optimizing the utilization of that capacity;

(iv)	Responding to capacity-related “threshold” events and initiating the appropriate activities to avoid bottlenecks and performance degradation;

(v)	Notifying PG&E of capacity and capacity-related performance issues as soon as possible to allow PG&E to provision additional capacity when required;

(vi)	Diagnosing and resolving performance and capacity-related incidents and problems;

(vii)	With input from PG&E, modeling the implications of PG&E’s short, medium and long term plans on the capacity requirements for the Hosted Environments;

(viii)	Assessing the impact of change in the Hosted Environments on capacity plans; and

(ix)	Monitoring the production head end servers to the level of detail appropriate to produce the reports referred to in section 3.4(c) and other mutually agreed upon performance criteria. SSN will provide historical data, to the extent available, to PG&E upon PG&E’s request. In particular, SSN will monitor and predict system performance through trending, modeling, testing and analysis of detailed statistical and qualitative performance data for the UtilityIQ System.

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(b)	Configuration Management. SSN shall be responsible for configuration management with respect to each of the Hosted Environments. SSN shall collect, track, manage, maintain and report on the physical presence, asset data (serial number, etc), contractual terms and configuration states of each Infrastructure Component in the Hosted Environments, including:

(i)	Establishing for PG&E approval the requirements for what asset and configuration information is to be maintained;

(ii)	***

The configuration data for all Hosted Environments shall include:

ID	Category	Subcategory	Types of data to be collected
1.	***	***	***
2.		***	***
3.	***	***	***
4.	***	***	***
5.		***
6.	***		***

Within *** days of the Effective Date, the Parties shall finalize the configuration data, based on a list provided by SSN.

SSN shall provide the reports by the ***. PG&E may submit questions by opening an SSN Customer Support ticket, Priority 3, unless mutually agreed otherwise. ***.

(iii)	Compiling, and making available for review and/or publication, management reports regarding assets and their association with other information in the Configuration Database;

(iv)	Monitoring and enforcing software license compliance; and

(v)	Performing, as necessary, audits of the Database to verify accuracy.

(vi)	Maintaining synchronization of all configurations (including hardware, software, databases and data center infrastructure) between production and ***

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environments. Any updates to *** environment configurations shall be completed within *** days after the Production Environment configuration change occurs.

4.	UIQ MANAGEMENT SERVICES

4.1	UIQ Management Services Generally.

(a)	This Section 4 is applicable to all Production and Non-Production Environments except as expressly stated below.

(b)	SSN will be responsible for the sizing, provisioning, setup, configuration, implementation, monitoring, management, operation, maintenance, upgrading and support of the production and (with respect to Production and *** Environments) backup infrastructure for the UtilityIQ System including all necessary servers, data storage, routers, firewalls, network connectivity, bandwidth, third party software and other hardware.

(c)	Notwithstanding PG&E’s maintenance responsibility for hardware initially sized to the UtilityIQ System infrastructure requirements per Annex A-4, if any additional hardware is required to address performance issues attributable to SSN’s UtilityIQ System design, PG&E shall fund the first *** of purchases, and SSN shall fund any additional purchases, exclusive of costs related to data backup, as the proposed solution has yet to be proven operationally viable. SSN shall work in good faith with PG&E to minimize PG&E’s data storage requirements and to develop a written action plan acceptable to PG&E regarding this issue prior to ***. Notwithstanding the foregoing, SSN shall not be responsible for furnishing additional hardware at its cost if the deployment scale, functional scope (as contemplated in Annex A-4) or major version release of the UtilityIQ Software changes, or if the proposed backup solution proves not to be operationally viable.

(d)	SSN will install new versions of the UtilityIQ Software and perform applicable routine management tasks in accordance with the IT Change Management Process.

(e)	***.

(f)	SSN will make (i) all Data collected from Meters available to PG&E online for the ***, and (ii) all NEM network Data available to PG&E online for the ***, or such other duration as PG&E may reasonably require as its business requirements evolve. The Parties will mutually agree on modified pricing to the extent such requirements change.

(g)	Testing for Maintenance. Whenever SSN wishes to implement a change to the UtilityIQ System as part of its maintenance activities, SSN will be responsible for testing the change to the UtilityIQ System as specified by the IT Change Management Process and Schedule E, Section 2 (“Development Testing”). Testing of enhancements requested by PG&E will be conducted on a project basis pursuant to a separate statement of work.

(h)	Production Data Issue Resolution. SSN will assist PG&E with the resolution of production data issues. In particular, but without limitation, SSN will:

(i)	upon PG&E’s request, design strategies to resolve or mitigate data exceptions or data synchronization or data interface (e.g., to CC&B, ***, etc.) issues;

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(ii)	Document acceptance criteria and acceptance testing plans;

(iii)	Design, develop, and generate test data;

(iv)	Design, develop and test data clean up routines; and

(v)	Design, develop and test any exception handling processes and tools.

(i)	SSN will provide PG&E with detailed As-Built Documentation of the following aspects of the environments hosted by SSN: Data Center location (row, rack, rack unit), environment identifier (customer, type, hostname), hardware information (make, model, serial number, service code), network information (MAC Address, IPv4 address, IPv6 address), remote access info (DRAC IP, DRAC switch port), power information (PDU ID, PDU socket ID), asset tag info (SSN, PG&E), and server information (CPU, Disk, memory, O/S, software). SSN will deliver documentation to PG&E within ***days following the initial build of any UtilityIQ System instance (including the ***environment). Changes to the UtilityIQ System hardware or software configuration shall be documented through the review and approval procedures in the IT Change Management Process. As-built Documentation shall be revised and delivered by SSN at least annually to incorporate any material UtilityIQ System hardware or software configuration changes.

(j)	If PG&E determines that new batch processing or automated tools, such as UC4, are needed to interface between the UtilityIQ System and other PG&E systems, then PG&E and SSN will work together to install and configure such tools as needed pursuant to a separate statement of work.

4.2	Database Management.

SSN will perform physical and logical database management support and administration including maintaining database structures, performing periodic standard database housekeeping and maintenance scripts, re-indexing, stored procedure re-builds, defragmentation, periodic purging of obsolete definitions and procedures and all other functions necessary to maintain the database. In addition, SSN’s database maintenance activities will include, to the extent applicable:

(a)	Capacity management of storage for database objects (tables, indexes, large objects);

(b)	Management of ASM (Oracle file server manager), other database-related file systems, and SAN storage for database files;

(c)	Management of batch jobs for data loading and reference tables;

(d)	Monitoring and research of security events occurring in the database;

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(e)	Management of user security access to the database (including roles and privileges); and

(f)	Database restore/rollback as required for testing or to address Data corruption or Data loss.

4.3	Implementation of UtilityIQ Software Upgrades and Firmware.

(a)	SSN will implement UtilityIQ Software Upgrades by installing them on the servers operated by SSN, in accordance with the IT Change Management Process and the terms of the Agreement. ***.

(b)	With advance notice and approval by PG&E, SSN will perform firmware upgrades in deployed Endpoints, Access Points and Relays. For training purposes, ***. Implementation may include applying the latest firmware version to all deployed Endpoints, Access Points and Relays, as reasonably determined by PG&E. All firmware releases will be coordinated and approved in advance by PG&E and will be in accordance with the IT Change Management Process.

4.4	PG&E Participation.

(a)	SSN will provide PG&E personnel with access to the following:

(i)	Access to the UtilityIQ Software (including all application GUIs, functions, features) ***;

(ii)	***;

(iii)	***; and

(iv)	***.

(b)	PG&E shall have access (***) to the UtilityIQ System to monitor and report metrics. PG&E’s monitoring of the UtilityIQ System does not relieve SSN of its accountability for overall systems operations, monitoring and management for each Service to the extent it has not been discontinued pursuant to Section 2.2. Subject to the foregoing, ***.

(c)	PG&E shall not implement changes in the Production Environment unless agreed by, and under the direction of, SSN, or unless responsibility for the specific task has been transitioned to PG&E.

(d)	Upon agreement between SSN and PG&E on the need for Field Network and Endpoint maintenance, PG&E’s AMS Ops team will be responsible for PG&E work order dispatch and timely work completion.

4.5	Third Party Software – UtilityIQ System.

(a)	SSN will be responsible for coordinating with third party software vendors to properly support all third party software required to operate, manage and maintain the UtilityIQ

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System and to provide all Services under this Schedule O. SSN will provide PG&E with details of all required third party software and will take PG&E’s reasonable recommendations into account in relation to the purchase of such software.

(b)	SSN will be responsible for adding to, replacing, and upgrading any third party software, and managing on PG&E’s behalf support and maintenance services provided by vendors of software procured by PG&E in accordance with Section 5.2(b) of the Agreement, to the extent necessary to support the UtilityIQ System and to provide all Services under this Schedule O. SSN’s responsibilities with respect to third party software include installing, configuring, applying third party patches and performing quality assurance testing of third party software (subject always to any third party supplier’s recommendations or requirements regarding installation, configuration, testing or support of such third party software). SSN will provide documentation regarding such test results when required by PG&E.

(c)	SSN will coordinate with third party software vendors to perform patch management services for the third party software in accordance with the IT Change Management Process including:

(i)	monitor the availability of, and implement as appropriate, third party software fixes/patches made available by third party software suppliers;

(ii)	co-operate with third party suppliers, as necessary to properly support third party software;

(iii)	co-ordinate, verify and, as appropriate, implement critical patches (including security patches), service packs, hot fixes and upgrades and new releases of third party software;

(iv)	in cooperation with the third party software vendor monitor, maintain (in accordance with applicable specifications) and tune the third party software on a periodic basis; and

(v)	co-operate with third party suppliers to properly support third party software as necessary for the successful operation of the UtilityIQ System operates according to its documentation, specifications and operational requirements.

5.	FIELD NETWORK SERVICES

5.1	Field Network Management.

(a)	This Section 5.1 is applicable to the Production Environment, the San Francisco pilot and the TIC lab Environment only.

(b)	SSN will be responsible for management and coordination of the Field Network including:

***

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(c)	As part of the Field Network Services, SSN will:

***

(d)	PG&E will, based upon input from SSN, be responsible for ***.

5.2	Field Network Monitoring and Reporting.

(a)	SSN will monitor the Field Network and the reachability of all network devices comprising the Field Network ***, and will follow the OLA procedures to promptly report any failures or unavailability for appropriate escalation. Notwithstanding the foregoing, PG&E will investigate any issue affecting fewer than ***. PG&E will escalate such issues to SSN, as necessary to help resolve the problem. SSN will investigate any Meter issue impacting *** and any issue that a preliminary assessment suggests is caused by a systemic problem (architectural, engineering, software, product design, etc). SSN will escalate such issues to PG&E as necessary. PG&E will perform all in-field investigations. SSN resources can be made available at PG&E’s request with a minimum of *** advance notice *** for in-field investigations.

(b)	SSN will manage and maintain all tools used in Field Network monitoring and performance reporting.

(c)	SSN will obtain the data from the Field Network equipment that is necessary to meet reporting requirements and will retain the data for *** days unless mutually agreed otherwise via the Change Control Process set forth in Annex D-1.

6.	DATA CENTER SERVICES

6.1	General Terms.

(a)	This Section 6 is applicable to all Production Environments and Non-Production Environments except as expressly stated below.

(b)	Through its subcontractors, ***, SSN shall provide Data Center Services from a Data Center environment that meets the standards set out below.

(c)	*** are approved subcontractors for the purposes of Schedule J.

(d)	Any relocation of the Data Center Services (whether between separate data center facilities or within a data center) shall require PG&E’s prior written approval upon adequate prior notice. The addition, termination, or substitution of a Data Center subcontractor shall trigger the Change Control Process set forth in Annex D-1.

(e)	The parties have agreed to replace *** with an alternative Data Center facility as described in Section 7.6.

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6.2	Locations, Allocation of Processing Environments and Access.

(a)	The Data Center Services will be located at *** (each separately and jointly to be referenced herein as the “Data Center”).

(b)	SSN will establish certain Environments at the Data Center as approved by PG&E, and will relocate Environments as directed by PG&E from time to time. Any relocation of Environments after the Amendment 6 Effective Date and any associated fees or cost reimbursements due to SSN will be documented and agreed in a separate statement of work in accordance with the Change Control Process set forth in Annex D-1.

(c)	SSN will coordinate PG&E access to the Data Center in order to conduct security inspections, scheduled and unscheduled penetration testing and security audits within 48 hours of a request for access.

6.3	General and Facility-Related Requirements.

(a)	SSN will establish the PG&E Areas which will be secure facilities for the location of the UtilityIQ System within the Data Center that have been designed to provide non-stop operations and protection of the UtilityIQ System.

(b)	***.

(c)	The Data Center must provide the following environmentals as required to meet the capacity, processing and communications requirements of the UIQ System:

Space;

Power;

Cooling;

Connectivity;

***

6.4	Front Haul Communications.

(a)	SSN will work together with PG&E as shown in the table immediately following this Section 6.4 (entitled “Section 6.4 Table”) to establish robust communications services for the Front-haul (Primary Hosting Data Center up to the demarcation point at ***) and between the Data Center and any backup or *** facility such that there is no single point of failure in the communications network, with rapid fail-over from primary to backup circuits in the event of failure (with primary and secondary circuits provided by different service providers), such that SSN can meet its Data Delivery and *** (as described in Section 8.3 and Subsection 6.6(c), respectively). As part of its NOC operating procedures, SSN shall establish a plan to maintain communications with the Field Network if a major interruption in service occurs or a disaster is declared. “Deliver” and “Delivery” of Data are defined in the Section entitled “Definitions” in Annex A-5.

(b)	SSN will provide and manage any load balancing for the UtilityIQ System.

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Section 6.4 Table: Circuits and Responsibilities

(To be used only for describing responsibilities by circuit.)

Responsible Party
Circuit description	Circuit	Define Requirements	Purchase & maintain contract with Service Provider	Monitor & Manage
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***
***

6.5	Back-haul Communications

(a)	SSN will work together with PG&E to establish specifications (bandwidth, technology, etc.) for the Back-haul communication circuit(s) shown in the table immediately above entitled “Section 6.4 Table”;

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(b)	PG&E will procure and pay for the Back-haul communication services;

(c)	PG&E will submit a letter of agency to the necessary telecommunications providers giving SSN permission to submit and escalate operational issues on their behalf; and

(d)	SSN will perform ***.

6.6	*** [1 page redacted]

6.7	Baseline Support for Core Network Infrastructure in the Data Center.

SSN will perform:

(a)	Break-fix and/or repair Services;

(b)	Performance monitoring and tuning of core Data Center Infrastructure Components (including routers, switches, firewalls, security tools, etc.);

(c)	Operational maintenance of network Infrastructure Components (i.e., day-to-day operational support with upgrades and enhancements as required).

6.8	Ownership and Acquisition of Hardware and Third Party Software.

(a)	SSN will keep the PG&E hardware located at the Data Center free from all liens, charges and encumbrances and shall bear the risk of loss of or damage to the hardware (ordinary wear or tear excepted) from any cause occurring on or after delivery of the hardware to SSN or to the Data Center except to the extent caused by PG&E.

(b)	SSN will clearly label all hardware which is the property of PG&E as being the property of PG&E. PG&E will provide all asset tags to SSN.

(c)	***

6.9	Data Center Hardware Installation and Maintenance.

(a)	SSN will manage receiving, unpacking, racking, installation, configuration, and quality assurance testing of the hardware that is to be hosted at the Data Center (subject always to any third party supplier’s recommendations or requirements regarding installation, configuration or support of such hardware).

(b)	Any hardware purchased by PG&E will be dedicated to PG&E’s exclusive use. PG&E-dedicated equipment must be in a dedicated cage segregated from SSN and third party equipment unless otherwise approved by PG&E.

(c)	SSN will manage, as appropriate, de-installing and removing Data Center hardware; providing initial troubleshooting, diagnosis and problem resolution services in the event that problems are discovered with any hardware during the installation process.

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(d)	[Deleted pursuant to Amendment 17].

(e)	SSN will cooperate with third party maintenance providers to provide troubleshooting, diagnosis and problem resolution services and will manage maintenance and warranty services provided by Data Center hardware vendors to the extent enforceable by SSN.

(f)	If PG&E enters into a third party maintenance agreement that provides a *** causes SSN to fail to comply with a service level or other requirement of this Schedule O, then SSN’s failure to comply with the service level or requirement will be excused to the extent caused by that ***.

6.10	Data Center Asset Management.

(a)	SSN will assist PG&E to maintain a Data Center asset register listing details of all licenses, consents and approvals; all SSN and third party software; all hardware and associated leases and maintenance agreements; all service contracts; and the location, configuration and utilization of those items, relating to the UtilityIQ System and assets at each Data Center.

(b)	SSN will not remove any PG&E hardware (or any part of the hardware such as storage media) or transfer or remove any third party software licensed by PG&E or other PG&E material without prior written consent of PG&E.

(c)	SSN will advise PG&E if any Data Center hardware needs to be refreshed over the Term and will replace or upgrade the hardware as part of a refresh program only with PG&E’s prior written approval.

6.11	*** Specific Requirements.

SSN will configure all equipment in the *** Environment to run the PG&E production environment in the event of ***.

6.12	Backup of *** Environment

(a)	Frequency. SSN will implement a backup solution to back up the *** Environment (meaning the *** Environment excluding the logical environment associated with ***) as agreed with PG&E on a case by case basis. Unless otherwise agreed, the default backup frequency will be *** backups. At other times, backups on a less frequent basis may be adequate. Upon request by PG&E, SSN will backup the *** Environment at the *** conducted in *** Environment. SSN shall retain that backup until the earlier of:

(i)	the next *** commences; or

(ii)	*** from the backup.

PG&E and SSN Confidential Page 21	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

(b)	If any Data in the *** Environment are corrupted or lost, or PG&E requests that Data be restored during a PG&E test cycle, SSN will take immediate steps to begin restoring Data from the most recent back-up. PG&E will specify the *** to use in restoring the Data, which will be consistent with the period for which backups are retained, as set out in Subsection 6.6(a). SSN will complete Data recovery:

(i)	If Data restoration is required due to ***; or

(ii)	If Data restoration is required due to ***.

(c)	SSN will test the recovery functionality of the backup solution upon initial implementation and then on a *** and provide test plans and results to PG&E on these tests.

6.13	Backup of Lower Environments

For each of the Lower Environments, SSN shall provide an operational backup or standby copy of the database at appropriate times, for example prior to upgrades to the environments, ***. Such backup or copy may be kept onsite or offsite.

7.	SECURITY REQUIREMENTS

7.1	Security Policies.

(a)	SSN shall comply with the PG&E information security policies and standards referenced in Attachment 1 hereto as applicable to SSN’s Data Center Services, and the policies referred to in Schedule I of the Agreement (collectively, the “Security Policies”), as well as with any updates and supplements to them so long as PG&E provides *** days notice to SSN ***. SSN agrees to take whatever remedial action may be required to cause the Data Center, the Services, and the Infrastructure Components under the control of SSN to remain compliant with the Security Policies.

(b)	SSN acknowledges and agrees that the Security Policies shall apply to each environment in which any instance of the UtilityIQ System is hosted.

(c)	***, PG&E may perform a thorough security survey of SSN and its subcontractors from time to time. Following such review, PG&E may request additional security measures beyond those required by the Security Policies. SSN, and any relevant subcontractors, shall review such requests and either agree to comply or propose alternative methods of mitigation subject to approval by PG&E ***. In either case, the Parties will agree to appropriate commercial terms related to additional security measures, ***.

(d)	PG&E reserves the right to perform additional on site assessments to verify the implementation of security controls in accordance with this Section 6.13.

(e)	SSN will grant PG&E the requisite access to each Data Center in order to perform its routine information security monitoring activities, including ***, which may be provided by one or more third party agents to PG&E.

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(f)	SSN will cause its subcontractors to comply with the provisions of this Section 7. Nothwithstanding the foregoing, the parties agree that certain PG&E policies and standards listed in Section 2 of Attachment 1 are not relevant to SSN’s subcontractors that are Data Centers; the relevant PG&E policies and standards are noted in that Attachment.

(g)	SSN shall implement all material aspects of its adopted security policy relevant to SSN’s obligations under this Schedule O by no later than ***.

(h)	***.

(i)	SSN (using its subcontractors when necessary) shall reasonably assist PG&E in its compliance efforts (and any related remediation projects) relative to emerging standards, regulations, risk management activities, and the following specific initiatives (all to the extent they materially impact any aspect of the Hosting Services):

(i)	Cyber security;

(ii)	Audit compliance;

(iii)	NERC-CIP requirements;

(iv)	IT asset management;

(v)	NIST IR 7628 SmartGrid CyberSecurity Strategy and Requirements, and

(vi)	FERC 2004 Order of Separation.

(j)	SSN acknowledges the evolving nature of the foregoing requirements and initiatives and agrees to provide PG&E ongoing assistance as they evolve. ***.

7.2	Physical Security.

*** [4 pages redacted]

7.3	Virus Protection.

SSN shall install mutually agreed upon virus scanning software, update virus signature in a timely fashion and maintain secure configuration over time on all servers that send data to or are connected to the PG&E network.

7.4	Penetration Testing.

(a)	PG&E may carry out penetration testing of any environment that is part of the UtilityIQ System to identify and analyze any potential security vulnerabilities, hardware or software flaws or operational weaknesses in the UtilityIQ System; provided that it coordinates the conduct of such testing with SSN.

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SmartMeter Upgrade Supply Agreement

(b)	In carrying out penetration testing, PG&E may:

(i)	Use a third party contractor to perform the tests provided that such third party contractor has entered into a non-disclosure agreement with PG&E regarding the conduct and results of the penetration testing; and

(ii)	***.

(c)	SSN will cooperate with PG&E in planning and performing penetration testing, as well as in the prompt remediation of any vulnerabilities detected as a result of penetration testing. PG&E shall be entitled to perform penetration testing ***.

7.5	Security Breaches

SSN will perform security monitoring and log events. SSN will advise PG&E *** if SSN becomes aware of any vulnerability or unauthorized access to any SSN systems used by PG&E or any other customer of SSN.

7.6	***

***

8.	***

8.1	***

8.2	***

8.3	*** [4 pages redacted]

8.4	*** [1 page redacted]

8.5	[Deleted pursuant to Amendment 17]

8.6	*** [2 pages redacted]

8.7	*** [2 pages redacted]

8.8	***

8.9	*** [1 page redacted]

8.10	***

9.	***

9.1	***

(a)	Standalone Tests. SSN shall perform regular testing of *** capabilities and procedures approximately *** using test objectives approved by PG&E. PG&E will have the right to

PG&E and SSN Confidential Page 24	Schedule O (Amendment 17 Restatement)

SmartMeter Upgrade Supply Agreement

participate in and audit the *** and procedures. SSN shall provide PG&E with a written report of the test results, and shall perform problem resolution and retesting of unsuccessful test components in a timely manner. The timing of such testing will be subject to the prior written approval of PG&E and will be scheduled so as not to conflict with testing of new releases of the UtilityIQ Software being conducted in ***.

(b)	Integrated Tests. SSN will schedule one of the semi-annual tests referred to in Subsection 9.1(a) to coincide with PG&E’s *** walk-throughs and *** tests. SSN will participate in PG&E’s test process. PG&E will give SSN reasonable notice of PG&E’s testing schedule.

9.2	*** [1 page redacted]

9.3	***

9.4	*** [1 page redacted]

10.	PRICING

10.1	***

(a)	***.

(b)	***.

(c)	Applicability of Certain Schedule B Terms.

(i)	***.

(ii)	***.

(iii)	***.

11.	ADDITIONAL TASK ORDERS

PG&E may authorize SSN to perform additional and ancillary services in support of the Hosting Services by executing task orders in a form acceptable to both parties, subject to any applicable funding and approval limits as advised by PG&E from time to time. Services provided pursuant to a task order, when approved and executed by both parties, will be provided under and subject to the terms of this Schedule O except as specifically provided in the task order. Significant changes to the services and activities performed by SSN pursuant to this Statement of Work will be documented in a separate statement of work.

12.	DEFINITIONS

Capitalized terms used and not otherwise defined herein will have the meanings set forth in the Agreement. In addition, the following definitions apply to this Schedule O:

***

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“Amendment 6 Effective Date” is defined in Amendment 6.

“Back-haul” means the wide area network between Access Points and the Data Center.

“Billing Endpoint” is defined in Subsection 8.5(a)(i).

“Clearance Conditions” means the PG&E announced window approved for maintenance.

“Data” means all information generated by the Field Network equipment and Endpoints for all data, analysis and reports generated from such information. Data includes, but is not limited to, Meter reads, Field Network status, and equipment configuration/status.

“Data Center” is defined in Subsection 6.2(a).

“Data Center Services” is defined in Subsection 1.1(e)(iii).

“Deliver” and “Delivery” of Data are defined in the Section entitled “Definitions” in Annex A-5.

“*** Manager” is defined in Section 9.3.

“Discontinuance” is defined in Subsection 2.2(f).

“Discontinuance Date” is defined in Subsection 2.2(d).

“Endpoint” means a Meter.

***.

“Exclusions” is defined in Subsection 8.9(a).

***.

***.

“Field Network” means the RF Mesh Network being constructed by PG&E in the SmartMeter Project and includes Relays, Access Points and the Back-haul network. The Field Network does not include Meters, eBridges or sBridges. The Field Network communicates with the UtilityIQ System.

“Field Network Services” is defined in Subsection 1.1(e)(ii).

“Front-haul” means the communications network between the Data Center and PG&E’s other data centers.

“Hosted Environments” means the system environments that are hosted and supported by SSN pursuant to this Schedule from time to time. The Hosted Environments are identified in Table 1 in Subsection 1.1(d). The list of Hosted Environments may be updated by the Parties via Change Order from time to time. The Hosted Environments are comprised of Production Environments and the Non-Production Environments (*** and Lower Environments) as identified in the table in Section 1.1(d).

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“Hosting Services” means any of the UIQ Management Services, the Field Network Services, the Data Center Services, and the *** Services to be provided by SSN pursuant to this Schedule, as described in Section 1.1(e).

“Infrastructure Components” means all of the hardware, software, facilities, communications links and tools forming part of, or used (i) to operate or manage the UtilityIQ System and, through it, (ii) to operate or manage the Field Network, and (iii) to communicate between the UtilityIQ System and PG&E’s data centers. The Infrastructure Components include:

(a)	SSN’s proprietary software products, as existing now and in the future, and as licensed to PG&E pursuant to the Agreement;

(b)	The equipment used to operate and run the UtilityIQ System and products described in paragraph (a), including server equipment, data storage and peripherals;

(c)	***;

(d)	***;

(e)	Relays;

(f)	NICs, including onboard HAN interface;

(g)	Firmware;

(h)	Back-haul dedicated circuit(s) or *** to WAN Carrier (***);

(i)	Fronthaul dedicated circuit(s) or *** to PG&E; and

(j)	Data Center.

“IT Change Management Process” means the mutually agreed upon change management process that is set out in the document entitled “PG&E Vendor Change Management Process Manual, SmartMeter IT Infrastructure (Silver Spring Networks)”.

***.

“Lower Environment” means an Environment designated as such in the table in Section 1.1(d).

“Managed Appliance” is defined in Section 6.8.

“Neighborhood Area Network” or “NAN” means the wireless network connectivity between Endpoints and Access Points. The NAN is also sometimes referred to as the LAN.

“Non-Production Environment” means an Environment designated as such in the table in Section 1.1(d).

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“OLA” means the Operating Level Agreement.

“Operational Targets” is defined in Subsection 8.2(a).

“Optimization” or “Optimize” mean the process or set of actions described as such in Annex A-2, Section 2.1.

“PG&E Areas” means the location in the Data Center where PG&E’s hardware is located.

“PG&E *** Coordinator” is defined in Section 9.3.

“Preventive Maintenance” means those activities performed by SSN which are necessary or desirable for the continuous provision of Hosting Services at their stated Service Levels, including, but not limited to, those activities which require the temporary cessation of one or more services.

“Pricing Exhibit” means the pricing tables and terms set forth in an Attachment to this Schedule, as updated and amended from time to time1.

“Primary Hosting Data Center” means the data center provided by SSN for Hosting Services for the Production Environment in accordance with this Schedule O.

“Production Environment” means the environment(s) designated as such in the table in Section 1.1(d).

“Provisioned Endpoint” is defined in Annex A-5.1.

“Provisioned AP” and “Provisioned Relay” means a network infrastructure device located in an area of the Field Network that is in an “Active” operational state within the UtilityIQ System.

“Reachable” is defined in Subsection 8.2(c).

“Resolved” and “Resolution” is defined at Subsection 8.5(a)(iii).

***.

***.

“Security Policies” is defined in Subsection.

“Service Level” means a measure of performance of the SmartMeter System and/or SSN’s delivery of Services pursuant to this Schedule O, as specified in Section 8.

***.

“System Change” means any change that constitutes a modification of infrastructure, UtilityIQ Software, third party software, process or policy, including:

(a)	“Configuration Management” which includes modification to, addition or removal of, any of the Infrastructure Components within the UtilityIQ System, including servers, firewalls, Access Points, Relays or NIC components;

[1]	As of the Amendment 17 Effective Date, the Pricing Exhibit is Attachment 2 to Amendment 17.

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SmartMeter Upgrade Supply Agreement

(b)	“Software Version Control” which includes a change or modification to any applications, operating systems, firmware, databases, source code or features / functions of any application components within the UtilityIQ System that would constitute a version change;

(c)	“Process/Policy modifications” which includes changes made to any operational or security policies and or processes associated with use and integration of the UtilityIQ System; and

(d)	“Configurable Settings” which includes any parameter that may be configured or adjusted at the option of system users or administrators.

“Term” is defined in Subsection 2.1(a).

“Transition Plan” is defined in Subsection 2.2(d).

“Transition Planning” is defined in Subsection 2.2(d).

“Transition Services” is defined in Subsection 2.2(k).

“UIQ Management Services” is defined in Subsection 1.1(e)(i).

“Unreachable” is defined at Subsection 8.5(a)(ii).

***.

“UPS” means uninterruptible power systems.

“UtilityIQ Software” means the object code version of the SSN software described in Annex A-7 to the Agreement and associated Documentation (each as may be updated from time to time), including UtilityIQ Software Upgrades.

“UtilityIQ System” means the implemented production system running the Software licensed to PG&E pursuant to the Agreement, including associated data, interfaces, databases, middleware, operating systems, network and storage infrastructure, peripherals, as well as all third party software (whether packaged or not) and hardware required to operate the foregoing.

“UtilityIQ Software Upgrades” means upgrades, updates and/or enhancements of the UtilityIQ Software as created or developed by or for SSN.

[End]

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SmartMeter Upgrade Supply Agreement

LIST OF ATTACHMENTS TO SCHEDULE O

Attachment 1 to Schedule O	Security Policies and Standards
Pricing Exhibit to Schedule O	Hosting and Management Fees
Attachment 3 to Schedule O	Operating Level Agreement (OLA)

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Schedule O (Hosting and Managed Services)

Attachment 1 – PG&E Information Security Policies and Standards

Section 1. PG&E security configuration manuals.

***

Section 2. PG&E Security Policies

***

PG&E and SSN Confidential Page 31	Schedule O (Amendment 17 Restatement)

Attachment 4 to Amendment 17

Modification of OLA Procedures

Reason For Outage (RFO) & Associated Remediation Plans

Reference: replace OLA, Sections 2.9(a) & 2.9(b) with the following:

The term “Root Cause” shall be defined as a major cause of the Incident that is capable of resolution. A cause shall not qualify as the Root Cause if there is a deeper cause of the incident.

***

Within ***business days of the incident occurring, SSN will provide PG&E with an update on the progress made toward ***. This will be an informal communication (i.e. conference call) and will be superseded by the ***.

Within *** business days of the incident occurring, SSN will provide PG&E with ***. SSN and PG&E will meet (via conference call) to review the report to determine if (a) SSN has provided sufficient information to determine the ***.

Within *** business days of occurrence ***, SSN shall provide PG&E with ***. The Plan must receive PG&E’s written approval before expiration of the above deadlines unless SSN has requested and received from PG&E an extension to the deadline before the deadline has passed. ***.

***

Upon PG&E’s written approval of the Plan, SSN shall deliver on-time those activities, products, and services specified in the Plan. In the event SSN requires more time to deliver those activities, products or services specified in the Plan, SSN may request an extension from PG&E. All extension requests must include the details of the work that has been done to date and the further action that SSN plans to take to complete the deliverable, and the impact, if any, on the overall Plan completion date. ***.

***

If PG&E’s approval is required for any remediation activity pursuant to the IT Change Management Process, SSN will implement the activity in accordance with the IT Change Management Process.

Page | 1

AMENDMENT NO. 16

[Three month extension of Hosting Services Term to August 30, 2013]

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

*** The omitted portions of this amendment have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

Amendment 16 to PG&E/SSN Agreement	1 of 3	PG&E and SSN CONFIDENTIAL

Amendment No. 16

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 16 (“Amendment 16”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) as amended, between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated July 23, 2008, is made and entered into with effect as of the date of the last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”. Unless otherwise defined herein, all capitalized terms shall have the meaning given in the Agreement.

WHEREAS, the term of the Hosting and Managed Services provided by SSN pursuant to Schedule O is to expire on May 31, 2013, and the Parties desire to extend its term, as set forth herein; and

WHEREAS, the Parties wish to amend and modify certain other terms of the Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Section 2.1 of Schedule 0 — Hosting and Managed Services to the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“2.1 Term.

(a)	Subject to Section 2.2 below, the term of this Schedule O the “Term”) will commence on the Amendment 6 Effective Date and will end on August 30, 2013 (the “Termination Date”).

(b)	PG&E may extend the Term with respect to any of the Hosting Services for *** additional one-year periods by giving SSN notice in writing not less than *** days prior to the expiration of the then-current Term.”

2. For the avoidance of any doubt, the extension of the Term by mutual agreement pursuant to this Amendment does not constitute the exercise by PG&E of an extension option pursuant to Section 2.1(b) of Schedule O. Notwithstanding the dates specified in the “Period Covered” column for Year 3 of Attachment 2 to Schedule O, PG&E shall continue to pay SSN *** for all Hosting Services provided during the period commencing on June 1, 2013 through August 31, 2013 in accordance with the amounts identified in the

Amendment 16 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
2 of 3

“***” column for Year 3 of Attachment 2 to Schedule O. To the extent that PG&E wishes to extend the Term in accordance with Section 2.1(b), the terms of Section 10.2 (Extension Term Pricing) of Schedule O shall apply.

3. Except as set forth above, all other terms of the Agreement, including Schedule O – Hosting and Managed Services, as previously amended shall remain unchanged and in full force and effect.

**************************

This Amendment 16 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 16, including the signature pages hereto, will be deemed to be an original. This Amendment 16 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 16, on the date set forth below.

	Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	***	By:	***

Printed:	***	Printed:	***

Title:	***	Title:	***

Date:	3-26-13	Date:	3-21-13

Amendment 16 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
3 of 3

AMENDMENT NO. 15

[Three month extension of Hosting Services Term to May 31, 2013]

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

*** The omitted portions of this amendment have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

Amendment 15 to PG&E/SSN Agreement	1 of 1	PG&E and SSN CONFIDENTIAL

Amendment No. 15

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 15 (“Amendment 15”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) as amended, between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated July 23, 2008, is made and entered into with effect as of the date of the last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”. Unless otherwise defined herein, all capitalized terms shall have the meaning given in the Agreement.

WHEREAS, the term of the Hosting and Managed Services provided by SSN pursuant to Schedule O is to expire on May 31, 2013, and the Parties desire to extend its term, as set forth herein; and

WHEREAS, the Parties wish to amend and modify certain other terms of the Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Section 2.1 of Schedule O – Hosting and Managed Services to the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“2.1 Term.

(a)	Subject to Section 2.2 below, the term of this Schedule O (the “Term”) will commence on the Amendment 6 Effective Date and will end on May 31, 2013 (the “Termination Date”).

(b)	PG&E may extend the Term with respect to any of the Hosting Services for *** additional one-year periods by giving SSN notice in writing not less than *** days prior to the expiration of the then-current Term.”

2. For the avoidance of any doubt, the extension of the Term by mutual agreement pursuant to this Amendment does not constitute the exercise by PG&E of an extension option pursuant to Section 2.1(b) of Schedule O. Notwithstanding the dates specified in the “Period Covered” column for Year 3 of Attachment 2 to Schedule O, PG&E shall continue to pay SSN *** for all Hosting Services provided during the period commencing on March 1, 2013 through May 31, 2013 in accordance with the amounts identified in the “***” column for Year 3 of Attachment 2 to Schedule O. To the extent that PG&E wishes to extend the Term in accordance with Section 2.1(b), the terms of Section 10.2 (Extension Term Pricing) of Schedule O shall apply.

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3. Except as set forth above, all other terms of the Agreement, including Schedule O – Hosting and Managed Services, as previously amended shall remain unchanged and in full force and effect.

*******************************

This Amendment 15 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 15, including the signature pages hereto, will be deemed to be an original. This Amendment 15 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 15, on the date set forth below.

	Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	***	By:	***

Printed:	***	Printed:	***

Title:	***	Title:	***

Date:	12-19-12	Date:	Dec. 17, 2012

Amendment 15 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
3 of 3

AMENDMENT NO. 14

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

*** The omitted portions of this amendment have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

Amendment 14 to PG&E/SSN Agreement	1 of 3	PG&E and SSN CONFIDENTIAL

Amendment No. 14

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 14 (“Amendment 14”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) as amended between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated November 9, 2012, is made and entered into on the date of last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”. Unless otherwise defined herein, all capitalized terms shall have the meaning given in the Agreement.

WHEREAS, pursuant to Table 7 of Annex B-1(Pricing Tables) of Schedule B (Pricing and Payment Terms), SSN provided pricing for Ad Hoc Consulting.

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Amend Table 7 (Ad Hoc Consulting Services) in its entirety and replace it with the following:

Resource Type	SSN Rate Per Day		SSN rate Per hour
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***

Amendment 14 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
2 of 3

The rates listed above shall replace Annex B-1 Table 7 in Amendment 11 effective on January 1, 2013. The rates listed above reflect a ***% increase over 2012 Ad Hoc Consulting Services rates. Rates will be revised on January 1st of each year, beginning January 1, 2014, ***.

*******************************

This Amendment 14 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 14, including the signature pages hereto, will be deemed to be an original. This Amendment 14 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 14, on the date set forth below.

	Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	***	By:	***

Printed:	***	Printed:	***

Title:	***	Title:	***

Date:	11 13 12	Date:	11/9/2012

Amendment 14 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
3 of 3

AMENDMENT NO. 13

[Three month extension of Hosting Services Term to February 28, 2013]

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

*** The omitted portions of this amendment have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

Amendment 13 to PG&E/SSN Agreement	1 of 3	PG&E and SSN CONFIDENTIAL

Amendment No. 13

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 13 (“Amendment 13”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) as amended, between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated July 23, 2008, is made and entered into with effect as of the date of the last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”. Unless otherwise defined herein, all capitalized terms shall have the meaning given in the Agreement.

WHEREAS, the term of the Hosting and Managed Services provided by SSN pursuant to Schedule O is to expire on November 30, 2012, and the Parties desire to extend its term, as set forth herein; and

WHEREAS, the Parties wish to amend and modify certain other terms of the Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Section 2.1 of Schedule O - Hosting and Managed Services to the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“2.1 Term.

(a)	Subject to Section 2.2 below, the term of this Schedule O (the “Term”) will commence on the Amendment 6 Effective Date and will end on February 28, 2013 (the “Termination Date”).

(b)	PG&E may extend the Term with respect to any of the Hosting Services for *** additional one-year periods by giving SSN notice in writing not less than *** days prior to the expiration of the then-current Term.”

2. For the avoidance of any doubt, the extension of the Term by mutual agreement pursuant to this Amendment does not constitute the exercise by PG&E of an extension option pursuant to Section 2.1(b) of Schedule O. Notwithstanding the dates specified in the “Period Covered” column for Year 3 of Attachment 2 to Schedule O, PG&E shall continue to pay SSN *** for all Hosting Services provided during the period commencing on December 1,

Amendment 13 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
2 of 3

2012 through February 28, 2013 in accordance with the amounts identified in the “***” column for Year 3 of Attachment 2 to Schedule O. To the extent that PG&E wishes to extend the Term in accordance with Section 2.1(b), the terms of Section 10.2 (Extension Term Pricing) of Schedule O shall apply.

3. Except as set forth above, all other terms of the Agreement, including Schedule O – Hosting and Managed Services, as previously amended shall remain unchanged and in full force and effect.

*******************************

This Amendment 13 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 13, including the signature pages hereto, will be deemed to be an original. This Amendment 13 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 13, on the date set forth below.

	Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	***	By:	***

Printed:	***	Printed:	***

Title:	***	Title:	***

Date:	9 26 12	Date:	9/26/12

***

Amendment 13 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
3 of 3

AMENDMENT NO. 12

[Three month extension of Hosting Services Term to November 30, 2012]

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

*** The omitted portions of this amendment have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

Amendment 12 to PG&E/SSN Agreement	1 of 3	PG&E and SSN CONFIDENTIAL

Amendment No. 12

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 12 (“Amendment 12”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) as amended, between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated July 23, 2008, is made and entered into with effect as of the date of the last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”. Unless otherwise defined herein, all capitalized terms shall have the meaning given in the Agreement.

WHEREAS, the term of the Hosting and Managed Services provided by SSN pursuant to Schedule O is to expire on August 31, 2012, and the Parties desire to extend its term, as set forth herein; and

WHEREAS, the Parties wish to amend and modify certain other terms of the Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Section 2.1 of Schedule O – Hosting and Managed Services to the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“2.1 Term.

(a)	Subject to Section 2.2 below, the term of this Schedule O (the “Term”) will commence on the Amendment 6 Effective Date and will end on November 30, 2012 (the “Termination Date”).

(b)	PG&E may extend the Term with respect to any of the Hosting Services for *** additional one-year periods by giving SSN notice in writing not less than *** days prior to the expiration of the then-current Term.”

2. For the avoidance of any doubt, the extension of the Term by mutual agreement pursuant to this Amendment does not constitute the exercise by PG&E of an extension option pursuant to Section 2.1(b) of Schedule O. Notwithstanding the dates specified in the “Period Covered” column for Year 3 of Attachment 2 to Schedule O, PG&E shall continue to pay SSN *** for all Hosting Services provided during the period commencing on September 1,

Amendment 12 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
2 of 3

2012 through November 30, 2012 in accordance with the amounts identified in the “***” column for Year 3 of Attachment 2 to Schedule O. To the extent that PG&E wishes to extend the Term in accordance with Section 2.1(b), the terms of Section 10.2 (Extension Term Pricing) of Schedule O shall apply.

3. Except as set forth above, all other terms of the Agreement, including Schedule O – Hosting and Managed Services, as previously amended shall remain unchanged and in full force and effect.

*******************************

This Amendment 12 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 12, including the signature pages hereto, will be deemed to be an original. This Amendment 12 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 12, on the date set forth below.

	Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	***	By:	***

Printed:	***	Printed:	***

Title:	***	Title:	***

Date:	6-26-12	Date:	6-28-12

Amendment 12 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
3 of 3

AMENDMENT NO. 11

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

*** The omitted portions of this amendment have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

Amendment 11 to PG&E/SSN Agreement	1 of 3	PG&E and SSN CONFIDENTIAL

Amendment No. 11

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 11 (“Amendment 11”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) as amended, between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated March 2, 2012, is made and entered into on the date of last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”. Unless otherwise defined herein, all capitalized terms shall have the meaning given in the Agreement.

WHEREAS, pursuant to Table 7 of Annex B-1(Pricing Tables) of Schedule B (Pricing and Payment Terms), SSN provided pricing for Ad Hoc Consulting.

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Amend Table 7 (Ad Hoc Consulting Services) in its entirety and replace it with the following:

Resource Type	SSN Rate Per Day		SSN rate Per hour
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***

Amendment 11 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
2 of 3

The rates listed above shall replace Annex B-1 Table 7 in Amendment 9 effective on January 1, 2012. The rates listed above reflect a ***% increase over 2011 Ad Hoc Consulting Services rates. Rates will be revised on January 1st of each year, beginning January 1, 2013, ***.

**************************

This Amendment 11 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 11, including the signature pages hereto, will be deemed to be an original. This Amendment 11 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 11, on the date set forth below.

	Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	***	By:	***

Printed:	***	Printed:	***

Title:	***	Title:	***

Date:	3/2/12	Date:	3/1/12

***

Amendment 11 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
3 of 3

AMENDMENT NO. 9

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

*** The omitted portions of this amendment have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

Amendment 9 to PG&E/SSN Agreement	1 of 3	PG&E and SSN CONFIDENTIAL

Amendment No. 9

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Sprint Networks, Inc.

This amendment No. 9 (“Amendment 9”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated January 1, 2011, is made and entered into on the date of last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”. Unless otherwise defined herein, all capitalized terms shall have the meaning given in the Agreement.

WHEREAS, pursuant to Table 7 of Annex B-1(Pricing Tables) of Schedule B (Pricing and Payment Terms), SSN provided pricing for Ad Hoc Consulting.

NOW THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Amend Table 7 (Ad Hoc Consulting Services) in its entirety and replace it with the following:

Resource Type	SSN Rate Per Day		SSN rate Per hour
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***
***	$	***	$	***

Amendment 9 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
2 of 3

The rates listed above shall replace Annex B-1 Table 7 effective on January 1, 2011. The rates listed above will be revised on January 1st of each year, beginning January 1, 2012, ***.

*******************************

This Amendment 9 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 9, including the signature pages hereto, will be deemed to be an original. This Amendment 9 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 9, on the date set forth below.

	Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	***	By:	***

Printed:	***	Printed:	***

Title:	***	Title:	***

Date:	7 29 11	Date:	7/28/11

***

Amendment 9 to PG&E/SSN Agreement		PG&E and SSN CONFIDENTIAL
3 of 3

CONFIDENTIAL

Amendment No. 7

AMENDMENT NO. 7

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC.

CONFIDENTIAL

Amendment No. 7

Amendment No. 7

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This Amendment No. 7 (“Amendment 7”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated July 23, 2008, as amended (the “Agreement”) is made and entered into on the date of last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”.

RECITALS

A. Section 28 of the Agreement (Insurance and ***) obligates SSN to deliver to PG&E certain ***.

B. SSN has previously tendered its performance under Section 28 by presenting a *** issued by ***, in a form acceptable to PG&E.

C. ***

D. SSN has proposed that it be given the option, from time to time, to supply a performance bond, in lieu of a ***, in either case from an institution acceptable to PG&E.

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend and restate Section 28 of the Agreement as follows:

1.	INSURANCE AND PERFORMANCE BONDS

1.1	Insurance

SSN shall maintain insurance as set forth in Schedule M (Insurance).

1.2	Performance Bond or ***

(a)

On or before the Initial Performance Bond Date, SSN shall deliver or cause to be delivered to PG&E a Performance Bond, in a form acceptable to PG&E and *** (the “Surety”) and substantially in the form attached hereto as Exhibit 1 (Form of Performance Bond), in the amount of *** (the “Initial Performance Bond”) issued by the Surety to serve as collateral and partial security for the rights of PG&E under this Agreement, as more fully described in this Section 28.2 until such time as PG&E is required to surrender the same pursuant to Section 28.2(f) below. The “Initial Performance Bond Date” is the first weekday *** days after PG&E and the Surety both notify SSN that they have

Amendment No. 7

reached agreement on the form of the Initial Performance Bond. SSN shall use reasonable commercial efforts to assist PG&E in finalizing the form of the Initial Performance Bond with the Surety. *** The performance bond held by PG&E at any time pursuant to this Section 28.2(a) shall be referred to as the “Existing Performance Bond”. The *** held by PG&E at any time pursuant to this Section 28.2(a) shall be referred to as the “***”. PG&E agrees to surrender the Existing Performance Bond or ***, as applicable, to SSN upon PG&E’s receipt of the replacement performance bond or *** delivered in connection with the ***.

(b)

Claim or Draw by PG&E. PG&E may, but is not required to, make a claim against the Existing Performance Bond (in full or in part), or a draw against the *** (in full or in part), as applicable, to recover amounts that are properly due to PG&E with respect to any claim that PG&E may have against SSN under this Agreement and for which PG&E is entitled to damages, indemnity or other monetary relief. In addition, PG&E may, but is not required to, make a claim against the Existing Performance Bond (in full or in part) or draw against an *** (in full or in part) if SSN fails to satisfy any of the ***. If PG&E believes that it has a claim under this Agreement for which it is entitled to make a claim against the Existing Performance Bond, or a draw against the ***, as applicable, PG&E may make such claim or draw in an amount (up to and including the amount of the Existing Performance Bond, or ***, if applicable) equal to PG&E’s good faith estimate of the maximum amount that it is entitled to recover hereunder with respect to such claim or, in the event of a failure of SSN to satisfy any of the ***, the entire amount of an Existing Performance Bond. If such maximum amount is in excess of the amount of the Existing Performance Bond or ***, any such claim against the Existing Performance Bond or *** by PG&E shall in no way prejudice PG&E’s ability to seek relief directly against SSN for such excess and shall in no event obviate SSN’s obligations to satisfy any subsequent ***. Promptly, and in no event later than one (1) Business Day after making such claim against the Existing Performance Bond, or draw against the ***, as applicable, PG&E shall send SSN a written notice of such claim, setting forth the amount of the claim and also setting forth, in reasonable detail, the basis for the belief as to why PG&E is entitled to such amount (the “Draw Notice”). If SSN disputes the basis for, or the amount of, the claim or draw, as applicable, it shall give PG&E written notice of the dispute (a “Draw Objection”) within *** days after delivery of the Draw Notice to SSN. If SSN fails to deliver a Draw Objection within that time period, SSN shall be deemed to have

Amendment No. 7

consented to the claim or draw, as applicable, and PG&E’s entitlement hereunder to the amounts so claimed or drawn. If SSN delivers a timely Draw Objection, then either Party may submit the dispute to binding arbitration in San Francisco, California, under the commercial arbitration rules of the American Arbitration Association (AAA).

(c)	***.

(d)

Subsequent Compliance. If PG&E makes a claim on an Existing Performance Bond or draws on an *** due to SSN’s failure to satisfy a Replacement Obligation, and if SSN subsequently satisfies the Replacement Obligation, PG&E shall pay the drawn amount to SSN.

(e)	Termination. PG&E shall surrender the Existing Performance Bond or ***, as applicable, to SSN, and SSN’s *** shall terminate, upon the first to occur of:

(i)

in connection with the closing of the sale of SSN’s common stock in a firmly underwritten initial public offering under the Securities Act of 1933, as amended, if (A) *** and (B) ***, each as evidenced in the filing of a final effective Prospectus or Registration Statement or in the first quarterly report on Form 10-Q or first annual report on Form 10-K, as applicable, filed by SSN after the closing of such initial public offering (an “IPO Termination Event”); or

(ii)	When the SSN network is Billing Ready (as defined in Section 4 of Schedule B (Pricing and Payment Terms)) with respect to *** Meters (a “System Scale Termination Event”).

(f)

Procedure for surrender and termination. In order for PG&E to be obligated to surrender the Existing Performance Bond or ***, as applicable, and in order for the *** to terminate SSN shall deliver to PG&E a written request (a “Termination Request”) for such surrender and termination, setting forth, in reasonable detail together with such supporting documentation as PG&E may reasonably request (including the final Prospectus or Registration Statement or the Form 10-Q or Form 10-K referenced above, as applicable, with respect to an IPO Termination Event), the basis for the belief as to why an IPO Termination Event or a System Scale Termination Event, as applicable, has occurred. Within *** Business Days after receipt by PG&E of a Termination Request, PG&E may deliver to SSN a written objection to the Termination Request (a “Termination Objection”). The Termination

Amendment No. 7

Objection shall set forth, in reasonable detail, the basis for PG&E’s dispute (a “Termination Dispute”) and as to why an IPO Termination Event or a System Scale Termination Event, as applicable, has not occurred. PG&E’s issuance or failure to issue a Termination Objection shall not prejudice PG&E’s right to draw funds against the Existing Performance Bond or ***, as applicable, as provided in Section 28.2(c) If, in connection with a Termination Request, PG&E fails to deliver a Termination Objection to SSN by the end of the *** Business Day following the receipt of the Termination Request by PG&E, the IPO Termination Event or the System Scale Termination Event, as applicable, shall be deemed to have occurred and PG&E shall surrender the Existing Performance Bond or ***, as applicable, to SSN. If PG&E delivers a timely Termination Objection with respect to a Termination Request, then such Termination Dispute shall be resolved through binding arbitration in San Francisco, California, under the commercial arbitration rules of the American Arbitration Association (AAA).

{This section intentionally left blank.}

Amendment No. 7

All provisions of the Agreement, except as supplemented by written amendments to the Agreement executed by each of the Parties, shall remain in full force and effect and are reaffirmed. Governing law and venue for this Amendment 7 shall be the governing law set forth in the Agreement. This Amendment 7 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 7, including the signature pages hereto, will be deemed to be an original. This Amendment 7 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 7, on the date set forth below.

Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	/s/ David Kevane	By:	/s/ Warren Jenson

Printed:	David Kevane	Printed:	Warren Jenson

Title:	Portfolio Manager	Title:	CFO

Date:	April 13, 2010	Date:	April 5, 2010

Exhibit 1: Form of Performance Bond

Amendment No. 7

Exhibit 1: Form of Performance Bond

***

[Redacted 3 pages]

AMENDMENT NO. 6

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

Amendment 6

1.	THE DOCUMENTS		1

	1.1	Amendment and Reorganization of Agreement Schedules	1

	1.2	Creation of An Operating Level Agreement (OLA) for Ticket Management	2

	1.3	Changes to Annex B-1 Pricing Tables	2

	1.4	Software Delivery	2

2.	AGREEMENT SECTION 4.5 (LIQUIDATED DAMAGES)		3

3.	NETWORK DESIGN REQUIREMENTS		3

4.	CREDIT CHECKS NOT REQUIRED		4

5.	CHANGES TO DEFINITIONS		4

6.	GENERAL PROVISIONS		5

Amendment 6

Amendment No. 6

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 6 (“Amendment 6”) to the SmartMeter Program Upgrade Supply Agreement between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated July 23 2008, as amended (the “Agreement”) is made and entered into with an effective date of March     , 2010 (the “Amendment 6 Effective Date”).

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

2.	THE DOCUMENTS

2.1	Amendment and Reorganization of Agreement Schedules

(a)

Schedule O – Production Hosting Services is amended and restated in its entirety in the form attached to this Amendment 6 as Attachment 1, and shall thereupon be referenced as “Schedule O (Hosting and Managed Services)” (or “Schedule O”).

(b)

Schedule K (Non Production Hosting Terms and Conditions) is hereby deleted in its entirety. Services that were provided by SSN pursuant to the terms set forth in Schedule K, and that are continuing to be provided after the date of this Amendment, will be provided pursuant to the terms of Schedule O. Each reference to Schedule K in the Agreement (or in a Schedule to it or an Exhibit thereunder) shall be deemed a reference to Schedule O.

(c)

The services provided by SSN pursuant to Schedule P (*** Hosting and *** Services) are hereby incorporated into Schedule O and Schedule P is hereby deleted in its entirety. On and from the Amendment 6 Effective Date, those services are provided under and subject to the terms of Schedule O. Each reference to Schedule P in the Agreement (or in a Schedule to it or an Exhibit thereunder) shall be deemed a reference to Schedule O.

(d)	Annex A-5 is amended and restated in its entirety, as set forth in the form attached to this Amendment 6 as Attachment 2.

(e)	Annex A-2. Schedule A, Annex A-2 (SOW for development of the Network) is amended and restated in its entirety, as set forth in the form attached to this Amendment 6 as Attachment 3.

(f)

Annex A-4. ***, the Parties shall update Schedule A, Annex A-4 (Third Party Products and IT Infrastructure Specifications). When updating Annex A-4, the parties’ intent shall be to preserve the benefit to PG&E of the warranty in Section 5(a) of Schedule G, while revising Annex A-4 to take account of the impact on the SmartMeter System IT infrastructure of any changes in PG&E’s functional or technical requirements from the Effective Date of the Agreement through *** days after the Amendment 6 Effective Date.

1 of 6	Amendment 6

(g)	Annex A-7. Schedule A, Annex A-7 (List of SSN Products and Product Tools) is amended and restated in its entirety, as set forth in the form attached to this Amendment 6 as Attachment 5.

(h)

Amendment 8. Amendment No. 8 to the Agreement, relating to the provision of certain services in connection with ***, is hereby deleted in its entirety, and is superseded and replaced by the amended and restated Annex A2 attached to this Amendment.

2.2	Creation of An Operating Level Agreement (OLA) for Ticket Management

(a)

PG&E and SSN have agreed to a set of operating procedures governing the initiation, response, management and resolution of incident reports and service requests for all hosted environments. Those procedures are set forth in the “SmartMeter Service Ticket Management Operating Level Agreement” (the “OLA”). The OLA is Attachment 3 to Schedule O and is deemed to be incorporated into this Agreement. The parties will comply with the OLA, as the same may be revised by agreement between the parties from time to time in accordance with Section 1.2 of that document.

(b)	Schedule H (Software Maintenance and Support) is amended as follows:

(i)	The first sentence in Section 15.2 is amended to read as follows:

“SSN will provide IR (as defined in Schedule H) management services for the Software, including the following, each case to be performed in accordance with the procedures and requirements set forth in the OLA.”

(ii)	Section 15.3(a) is amended to read as follows:

“SSN will respond to all IRs submitted by PG&E in accordance with the procedures and requirements set forth in the OLA. SSN will Resolve all Defects in the Software in accordance with the Target Resolution Times set forth in Annex H-1 (Service Levels).”

2.3	Changes to Annex B-1 Pricing Tables

(a)	Table 6 (Statement of Work Charges) to Annex B-1 (Pricing Tables) to Schedule B (Pricing and Payment Terms) is replaced by the Table set forth in Attachment 7 to this Amendment 6.

(b)

Table 7 (Ad Hoc Consulting) to Annex B-1 (Pricing Tables) to Schedule B (Pricing and Payment Terms) is replaced by the Table set forth in Attachment 8 to this Amendment 6. The time and materials rates listed at Table 7 are the rates payable by PG&E for (i) all Ad Hoc Consulting services performed by SSN under the Agreement subsequent to the Amendment 6 Effective Date; and (ii) certain Ad Hoc Consulting projects performed after June 1st, 2009 as listed in Attachment 8.

2.4	Software Delivery

(a)	Insert a new Section 1.4(d) into Schedule B (Pricing and Payment Terms): “At PG&E’s election and direction, delivery of the Software will be made solely by electronic

2 of 6	Amendment 6

transmission in compliance with PG&E’s instructions relating to “load and leave” exclusions from California sales and use tax liability where applicable and, in such case, SSN will transmit to PG&E a signed Software Delivery Form in the form attached hereto as Annex B-2 (Software Delivery Form).”

(b)	Insert a new Annex B-2 into Schedule B (Pricing and Payment Terms), in the form attached to this Amendment 6 as Attachment 6, and to be entitled “Software Delivery Form.”

3.	AGREEMENT SECTION 4.5 (LIQUIDATED DAMAGES)

The heading of Section 4.5 of the Agreement is amended to read as follows:

“4.5 Liquidated Damages and Service Level Credits”

Section 4.5 of the Agreement is amended by inserting the following additional provisions:

“(e) “Any Service Level Credits due from SSN pursuant to Schedule O ***.

(f) Any credits payable by SSN pursuant to Annex A-2 (SOW), including without limitation ***, (collectively, the “Annex A-2 Credits”) may be set off against the amounts due from PG&E pursuant to Annex A-2.

(g) Any Service Level Credits payable by SSN to PG&E pursuant to Schedule O shall be SSN’s sole monetary liability to PG&E, and PG&E’s sole monetary remedy, for SSN’s failure to perform the applicable Services to which the Service Level Credits apply, ***.

(h) Any Annex A-2 Credits payable by SSN to PG&E shall be SSN’s sole monetary liability to PG&E, and PG&E’s sole monetary remedy, for SSN’s failure to perform the applicable Services to which the Annex A-2 Credits apply, ***

(i) In addition and for the avoidance of doubt, if a failure to meet a Service Level in Schedule O or a performance requirement in Annex A2 is attributable to ***, PG&E may elect to pursue a warranty claim with respect to ***. Any Service Level Credits or Annex A-2 Credits paid by SSN with respect to the failure shall not preclude PG&E from pursuing such claim, but shall be set off against any damages payable by SSN with respect to ***.”

4.	NETWORK DESIGN REQUIREMENTS

(a)	Section 2(b) of Schedule G is amended and restated in its entirety to read as follows:

3 of 6	Amendment 6

“If PG&E implements the SmartMeter System in accordance with SSN’s recommended design, sizing, capacity and configuration for AMI Traffic and thereafter modifies and upgrades the network in accordance with recommendations by SSN as contemplated by Section 6 of the Agreement (such design, sizing, capacity and configuration for AMI Traffic as modified being hereinafter referred to as the “Network Design”), then throughout the Deployment Period:

***

***

***

***

5.	CREDIT CHECKS NOT REQUIRED

(a)	Paragraph 26.1(b)(v) of the Agreement is hereby deleted.

6.	CHANGES TO DEFINITIONS

(a)	The definition at Section 30.17 of the Agreement of “Licensed Materials” is revised to provide as follows:

“Licensed Materials” means (a) third party Intellectual Property which SSN delivers to PGE pursuant to this Agreement (b) SSN’s proprietary Intellectual Property, including without limitation firmware code, furnished by SSN with the Hardware Products listed at Annex A-7 and (c) SSN’s proprietary Software Products and Tools listed at Annex A-7 (and all associated User Documentation and Product Documentation).

(b)	Section 30.17 of the General Terms and Conditions is amended by inserting the following new definitions:

“AMI Traffic” means (i) communications between and among the UIQ System and APs, Relays and Meters associated with routine network management and diagnostic functions; and (ii) information and communications flowing between the UIQ System and Meters through the SSN RF mesh network, provided that the same are related to meter reading, meter configuration, meter maintenance, meter status, remote disconnect switch operation or status, HAN configuration, and additions and removals of HAN devices.

4 of 6	Amendment 6

“Non-AMI Traffic” means any network communications or information that does not constitute AMI Traffic.

“OLA” means the “SmartMeter Service Ticket Management Operating Level Agreement”, which is further described in Schedule O, as revised and updated by agreement between PG&E and SSN from time to time.

7.	GENERAL PROVISIONS

(a)	Capitalized terms used but not defined in this Amendment 6 have the meanings given to them in the Agreement.

(b)

This Amendment 6 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 6, including the signature pages hereto, will be deemed to be an original. This Amendment 6 is not effective unless signed by both Parties.

(c)	Except as expressly provided herein, all terms and conditions of the Agreement shall continue in full force and effect.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 6, on the date set forth below.

Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	/s/ Des Bell	By:	/s/ Warren Jenson

Printed:	Des Bell	Printed:	Warren Jenson

Title:	SVP & CPO	Title:	Chief Financial Officer

Date:	3/24/2010	Date:	March 24, 2010

5 of 6	Amendment 6

List of Attachments

Attachment 1:	Schedule O (Amended and Restated)

Attachment 2:	Annex A-5 (Amended and Restated)

Attachment 3:	Annex A-2 (Amended and Restated)

Attachment 4:	[Not used]

Attachment 5:	Annex A-7 (Amended and Restated)

Attachment 6:	Annex B-2 (Software Delivery Form)

Attachment 7:	Table 6 (Statement of Work Charges) to Annex B-1 (Pricing Tables) to Schedule B (Pricing and Payment Terms)

Attachment 8:	Table 7 (Ad Hoc Consulting Fees) to Annex B-1(Pricing Tables) to Schedule B (Pricing and Payment Terms)

6 of 6	Amendment 6

SmartMeter Upgrade Supply Agreement

ATTACHMENT 1

Schedule O

(Amendment 6 Restatement)

PG&E and SSN Confidential	Schedule O
(Amendment 6 Restatement)

SmartMeter Upgrade Supply Agreement

SCHEDULE O - HOSTING AND MANAGED SERVICES

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

Amended and restated pursuant to Amendment No. 6

(March 2010)

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1.	OVERVIEW		1

	1.1	Purpose and Related Documents.	1

2.	TERM AND TERMINATION		2

	2.1	Term.	2

	2.2	Termination and Transition Assistance.	3

	2.3	***	7

3.	CROSS-FUNCTIONAL SERVICES		8

	3.1	General Requirements.	8

	3.2	Service Ticket Management Process.	9

	3.3	Change Management.	9

	3.4	Reporting.	10

	3.5	Training and ***.	13

	3.6	Miscellaneous Operational Support Services.	17

	3.7	Capacity and Configuration Management.	17

4.	UIQ MANAGEMENT SERVICES		19

	4.1	UIQ Management Services Generally.	19

	4.2	Database Management.	21

	4.3	Implementation of UtilityIQ Software Upgrades and Firmware.	21

	4.4	PG&E Participation.	22

	4.5	Third Party Software – UtilityIQ System.	23

5.	FIELD NETWORK SERVICES		24

	5.1	Field Network Management.	24

	5.2	Field Network Monitoring and Reporting.	25

6.	DATA CENTER SERVICES		26

	6.1	General Terms.	26

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	6.2	Locations, Allocation of Processing Environments and Access.	26

	6.3	General and Facility-Related Requirements.	26

	6.4	Front Haul Communications.	27

	6.5	Back-haul Communications	29

	6.6	Back-up and Restore.	29

	6.7	Baseline Support for Core Network Infrastructure in the Data Center.	31

	6.8	Ownership and Acquisition of Hardware and Third Party Software.	31

	6.9	Data Center Hardware Installation and Maintenance.	31

	6.10	Data Center Asset Management.	32

	6.11	*** Specific Requirements.	33

	6.12	Backup of *** Environment	33

7.	SECURITY REQUIREMENTS		34

	7.1	Security Policies.	34

	7.2	Physical Security.	36

	7.3	Virus Protection.	39

	7.4	Penetration Testing.	39

	7.5	Security Breaches	40

	7.6	***	40

8.	SERVICE LEVELS, SERVICE LEVEL CREDITS AND SERVICE LEVEL INCENTIVES		41

	8.1	Time to Respond and Resolve.	41

	8.2	Operational Targets.	41

	8.3	Timely and Complete Data Delivery Service Level (Production Environments only)	42

	8.4	Availability Service Level.	46

	8.5	Resolution of Unreachable Billing Endpoint Issues.	47

	8.6	On-Demand Request Service Level.	49

	8.7	Reporting and Service Level Credits or Incentives.	51

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	8.8	Scheduled and Emergency Maintenance.	53

	8.9	Exclusions; Root Cause Analysis.	53

9.	***		***

	***	***	***

	***	***	***

	***	***	***

	***	***	***

10.	PRICING		58

	10.1	***	58

	10.2	***	59

11.	ADDITIONAL TASK ORDERS		59

12.	DEFINITIONS		59

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SCHEDULE O

HOSTING and MANAGED SERVICES

1.	OVERVIEW

1.1	Purpose and Related Documents.

(a)

This Schedule O sets out the terms and conditions upon which SSN will provide the Hosting Services (more particularly defined in Subsection 1.1(e), below) to support PG&E’s SmartMeter System production, *** and testing environments.

(b)	Definitions relating specifically to the terms of this Schedule O are set out in Section 11.

(c)

This Schedule O memorializes the arrangements that took effect beginning September 1, 2009. It supersedes and replaces Section 4 (UIQ Hosting) of Annex A-2 (Statement of Work) to the Agreement and the associated one time and monthly recurring charges in Table 6 of Annex B-1 (Pricing Tables).

(d)

Table 1 below specifies the UtilityIQ System Hosted Environments in and to which SSN will perform the Hosting Services as of the Amendment 6 Effective Date. The list of Hosted Environments may be updated and revised by agreement between the Parties from time to time. The category of each environment (Production, ***, Lower Environment) is shown in the table below. *** and Lower Environments are also referred to as “Non-Production” Environments.

Table 1 – UtilityIQ System Hosted Environments

Environment	Category	Anticipated Duration of Environment
Production	Production	***
***	***	***
***-Lite / CME (as described in Amendment 1 to the Agreement)	Lower Environment	***
Pilot – SM Ops	Lower Environment	***
Pilot – TIC	Lower Environment	***
Systems Integration Environments	Lower Environment	***

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Code Drop Environments	Lower Environment	***

(e)	The Hosting Services are comprised of the following four severable categories of services, each of which is supported by the additional cross-functional services described in Section 3:

(i)

SSN will host, manage, operate, maintain and support the UtilityIQ System, with responsibility for all Infrastructure Components on the terms described in this Schedule O, up to the Front-haul interface on the Front-haul router at the SSN Data Center, as necessary to enable operation of functions and features of the UtilityIQ Software during the Term, and as more fully described in Section 4 below (the “UIQ Management Services”). Different requirements may apply to the Production Environment, *** Environment and Lower Environments, as described in this Schedule O;

(ii)	SSN will operate, manage, maintain, support and monitor the Field Network and provide detailed analyses and reports to PG&E as fully described in Section 5 below (the “Field Network Services”);

(iii)

SSN will provide sufficient data center space and associated services to meet PG&E’s hosting requirements for the Hosted Environments, as more fully described in Section 6 below (the “Data Center Services”);

(iv)	***

(f)	SSN will provide the Hosting Services in accordance with the security requirements and the Service Levels set out in Sections 7 and 8 below.

2.	TERM AND TERMINATION

2.1	Term.

(a)	Subject to Section 2.2 below, the term of this Schedule O (the “Term”) will commence on the Amendment 6 Effective Date and will end on August 31, 2012 (the “Termination Date”).

(b)

PG&E may extend the Term with respect to any of the Hosting Services for two additional one-year periods by giving SSN notice in writing not less than *** days prior to the expiration of the then-current Term.

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2.2	Termination and Transition Assistance.

(a)

Subject to Section 2.2(b), no earlier than March 1, 2011, PG&E may elect to (i) terminate this Schedule O in full, (ii) terminate any of the categories of Hosting Services or (iii) discontinue any portion of the categories of Hosting Services by giving written notice of termination or discontinuance to SSN. The notice may be given before March 1, 2011 but termination may not be effective until on or after that date.

(b)	If, by ***, SSN has not:

***

***

***

then PG&E may elect to (i) terminate this Schedule O in full, (ii) terminate any of the categories of Services or (iii) discontinue any portion of the categories of Services by giving written notice of termination or discontinuance to SSN, in each case by giving written notice of termination to SSN on or after that date.

(c)

A notice provided pursuant to this Section 2.2 (a “Termination Notice”) shall be in writing, shall describe the Hosting Services to be terminated or discontinued in reasonable detail and shall include a proposed Services end date.

(d)

If PG&E issues a Termination Notice, SSN and PG&E shall work together to develop a plan to transition the provision of these Services from SSN to PG&E. This plan is referred to as the “Transition Plan” and the act of developing the Transition Plan is referred to as “Transition Planning”. The Transition Plan will include a mutually acceptable date upon which the related Services will cutover to PG&E and SSN’s responsibility to provide the Hosting Services will end (the “Discontinuance Date”). The Parties will work in good faith to complete the Transition Plan within *** days of receipt of the Termination Notice and to make the Discontinuance Date as close as possible to the Hosting Services end date PG&E proposed in its Termination Notice.

(e)

PG&E may give another Termination Notice before the Discontinuance Date for a prior notice, but PG&E acknowledges that SSN is not staffed to support multiple simultaneous transition efforts. Consequently, if more than one Termination Notice is outstanding at any time, the Parties will work together to prioritize transition efforts within the constraints of SSN’s available resources.

(f)	Discontinuance of Services pursuant to the Transition Plan (“Discontinuance”) will not cause the termination or discontinuance of the other Services provided under this Schedule. ***

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***

(g)

On the Discontinuance Date, PG&E shall pay SSN any *** SSN shall use Commercially Reasonable Efforts to mitigate any such charges, to the extent such mitigation is consistent with the Transition Plan. The following terms also apply to the calculation of ***:

i.	SSN will provide substantiation of SSN’s *** to be reimbursed by PG&E pursuant to this paragraph at the time of invoicing to PG&E.

ii.

If PG&E and SSN mutually agree to change the Data Center Services provided by SSN to PG&E outside of a Transition Plan, SSN will inform PG&E of any change to the monthly maximum ***. As part of any Transition Plan, SSN will re-set the monthly maximum *** effective after that transition’s Discontinuance Date.

iii.

SSN shall keep PG&E informed as to the termination dates of each third-party provider with respect to which charges may be payable by SSN (“Third-Party Providers”) should PG&E terminate Data Center Services for which SSN relies on such providers.

iv.

PG&E will be responsible for no more than *** subsequent to the Discontinuance Date; partial months will be charged on a pro rata basis. If the Discontinuance Date is less than *** prior to the Termination Date, the remaining number of months until the Termination Date will be the ***. Further, if PG&E provides SSN with less than *** days notice of Termination before the Termination Date, the ***.

v.

If PG&E requests a continuation of Data Center Services beyond the Discontinuance Date, or causes SSN to be unable to terminate Data Center Services as of the Discontinuance Date, PG&E will reimburse SSN for ***.

(h)	Termination Fees.

(i)

If PG&E terminates the Hosting Services pursuant to Section 2.2(b) and the Discontinuance Date occurs between ***, then in addition to paying *** as provided in paragraph 2.2(g), PG&E shall pay SSN a termination fee for the applicable

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month in which the Discontinuance Date falls as shown in the table below. If not all of the Hosting Services are terminated, the termination fee will be pro-rated based on the reduction in the monthly charges following the termination.

***	***

***
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**

(ii)

If PG&E terminates the Hosting Services pursuant to Section 2.2(a) and the Discontinuance Date occurs between *** and ***, then in addition to paying *** as provided in paragraph 2.2(g), PG&E shall pay SSN a termination fee for the applicable month in which the Discontinuance Date falls. If not all of the Hosting Services are terminated, the termination fee will be pro-rated based on the reduction in the monthly charges following the termination.

***
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**

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(iii)	No termination fees are payable pursuant to this paragraph (h) if PG&E elects to discontinue Data Center Services as described in Section 7.6.

(i)	The fees and reimbursements payable by PG&E for termination of the Hosting Services pursuant to this Schedule O apply in lieu of the payment obligations set forth in Section 20.2(a) of the Agreement.

(j)

The Transition Plan shall describe reasonable transition services to be provided by SSN (according to a mutually agreed upon schedule) to enable PG&E to take over operation of the affected Services and to take possession and control of the physical infrastructure and systems used to provide such Services (the “Transition Services”). The Transition Plan shall include ***. SSN shall provide related costing following mutual agreement of the plan.

(k)	The Transition Plan also will require SSN to assign qualified resources to perform each of the Transition Services on the schedule indicated below, to the extent acceptable to PG&E, ***.

(l)	SSN shall:

***

***

***

***

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***

***

***

***

***

***

***

(m)

SSN will maintain a stable account service team during the Transition Planning period and will not transfer personnel from the PG&E account until a personnel transition plan providing for such transfers is agreed by the Parties, except as PG&E may approve in advance on a case by case basis.

2.3	***

***

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***

***

***

***

***

3.	CROSS-FUNCTIONAL SERVICES

The obligations set out in this Section 3 apply to all Services.

3.1	General Requirements.

(a)	SSN will support PG&E’s project schedule and deadlines during the deployment phase of the SmartMeter Project and ongoing UtilityIQ Software Upgrades.

(b)	SSN will keep Data available to and accessible by PG&E ***, on demand and in a mutually agreed manner and structured data format, subject to maintenance periods as described in Section 8.8 below.

(c)	SSN will participate in *** planning activities and will participate in PG&E’s *** walk-throughs and *** tests.

(d)

SSN personnel will participate in regularly scheduled SmartMeter IT operations planning, analysis and status meetings and in regularly scheduled AMS Operations planning, analysis and status meetings, as requested by PG&E.

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3.2	Service Ticket Management Process.

SSN will provide centralized ticketing and management of Incidents, Service Requests and Tech Support Requests for all Services (and applicable to each environment in which any instance of the UtilityIQ System is hosted) in accordance with the OLA, which shall be deemed incorporated into this Schedule O as if fully set forth herein.

(a)	The Production and *** Environment infrastructure will be monitored ***.

(b)

SSN Personnel will be available for telephone or email contact ***. All other hours will be supported through automated monitors maintained by SSN with SSN Personnel contacted by pager service during these hours. PG&E shall have the ability to contact SSN Personnel via pager or other mechanism required by PG&E and SSN will respond in accordance with the timeframes set forth in the OLA. SSN shall provide to PG&E the SSN holiday schedule annually in advance.

(c)	SSN Personnel will be available ***.

(d)

SSN will notify PG&E of each Incident affecting the infrastructure. Notification will be provided as specified in the OLA. Even if the issue is resolved within the applicable response time window, SSN shall communicate the details regarding the issue and its resolution to PG&E.

(e)	With respect to all Infrastructure Components, SSN will provide the following operational support services:

(i)	Break-fix, and repair in response to Tickets; and

(ii)	Create, maintain, and document a suite of UtilityIQ System monitoring and configuration management tools and scripts owned by SSN.

3.3	Change Management.

(a)	SSN will follow the IT Change Management Process for any Request for Change or System Change made relative to the UtilityIQ System.

(b)

With respect to all Infrastructure Components, SSN’s use of the IT Change Management Process must result in the creation of documentation sufficiently detailed for use by an experienced IT professional (and in a format reasonably acceptable to PG&E) on all relevant Change Management activities, including without limitation the following:

(i)	outage notification and scheduling;

(ii)	monitoring and reporting of changes to the Infrastructure Components;

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(iii)

Defect and third party vendor management. SSN and PG&E will use reasonable commercial efforts to cause third party vendor activities to comply with the IT Change Management Process. In particular, SSN will, and as applicable will direct third party vendors to:

(1)	Track, prioritize, and report defects and map them to patch delivery by the applicable third party vendor;

(2)	Track open third party vendor Incident Response SLAs;

(3)	Track open third party vendor SR’s and establish priority and target delivery dates; and

(4)

Where necessary and provided there is no impact to UtilityIQ System functionality, maintain versions of packaged software (including RDBMS software) to levels of currency required by PG&E technical standards, and in compliance with applicable third party vendor patch management and configuration management procedures.

(c)	Requests for user access and planned modifications that constitute a System Change shall be subject to the IT Change Management Process.

3.4	Reporting.

SSN will comply with the reporting requirements set forth in this Section. As noted for each of the reporting categories listed below, SSN will either provide electronic reports to PG&E delivered at the frequency noted, or on-demand self service access to reporting capabilities to PG&E which PG&E can use to obtain pre-formatted reports or to design and obtain custom reports. To the extent a self-service reporting feature is not functioning properly, such malfunction shall be considered a Defect pursuant to Schedule H. SSN will participate in a monthly performance review meeting with PG&E.

(a)	*** SSN will provide the monthly *** and *** reports referred to in Section 8.

(b)	*** SSN will provide reports on the following for the *** Environment only:

***

***

***

***

***

***

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***

***

***

***

***

***

***

***

(iii)	***

(c)	***. SSN will commence providing the following reports for all Environments by the Amendment 6 Effective Date, either via electronic reports or by enabling self-service reporting:

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

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***

***

***

***

***

***

***

***

***

***

***

(d)	*** SSN will also provide PG&E these reports for the *** Environments:

***

***

***

***

***

***

(e)	*** Reports.

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For completeness, the parties acknowledge that SSN will provide additional reports as required pursuant to Section 8.7(a) of this Schedule.

3.5	Training and ***.-

(a)	The training and *** activities contemplated by this Section 0 are intended to provide training and *** regarding the four Services categories provided by SSN under this Schedule O. ***

(b)

SSN’s obligation to provide training and *** activities pursuant to this Section 0 shall be limited by and subject to confidentiality obligations of SSN to third parties such as third party software vendors and SSN’s other customers.

(c)

PG&E acknowledges that SSN and its licensors retain all right, title and interest, including without limitation all Intellectual Property Rights, in all SSN Confidential Information, concepts, methodologies, product roadmap information, Documentation and other documents provided by SSN to PG&E pursuant to this Section 0. SSN hereby grants to PG&E a license, on the terms stated at Subsections 13(a)-(c) of the Agreement, to use the concepts, methodologies, product roadmap information, Documentation and other documents provided by SSN to PG&E pursuant to this Section 0.

(d)	The training and *** activities:

(i)

will take place on a periodic basis, but shall in any event be conducted in preparation for and co-incident with the implementation of Major Release Upgrades to the UtilityIQ System and/or in general preparation for any discontinuation of the Hosting Services (in whole or in part), as further described in Section 2.2. ***;

(ii)

will be attended by PG&E employees who have appropriate basic training, skills, and experience for each course and SSN shall notify PG&E of course prerequisites as soon as curricula are finalized by SSN;

(iii)	will be provided at an SSN training facility (or a PG&E facility, if PG&E approves) with all required training infrastructure and materials provided by SSN;

(iv)	shall be delivered in the following manner, subject to reasonable modifications by SSN as it evolves its training and *** practices:

(1)	End User Application Training:

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***, PG&E will deliver a *** forecast of onsite training requirements for dedicated training delivery. The forecast will be updated on a quarterly basis by PG&E. PG&E acknowledges that *** days notice is required for any onsite delivered course work regardless of whether the course is hosted at SSN or PG&E facilities to allow SSN adequate lead time to secure staffing coverage. Open enrollment for mixed customer training delivery does not require advanced notice.

•

UtilityIQ AMM –The course covers company and product suite overview, key functions of the tool, typical tasks that it is used for, sample workflows, device management, importing device and location information, device edits and swaps, meter programs, schedules and meter read results, exports, monitoring, and configuration.

•

UtilityIQ NEM – This course covers product overview and description, NEM advanced network management capabilities based on industry standards, including fault and performance management. Product overview and key functions are covered, typical tasks it is used for including fault management, capacity management, performance management, and security management. The course will also cover NEM dashboard and reporting, configuring policies for bandwidth utilization for WAN and NAN and diagnostics, NMS integration and common use cases.

•

UtilityIQ FWU – This course covers product overview and description, background information, typical tasks it is used for, Seed, Float, Flip and running FWU to upload a firmware image, set up an FWU project and distribution and installation of firmware

•	UtilityIQ MPC – This course covers product overview and description, typical tasks that MPC is used for, creating and uploading a meter program and programming meters.

•	UtilityIQ ODS – This course covers product overview and description, how ODS is used and how it functions, viewing outages, running reports, and configuration with a menu walkthrough.

•

CATT/FSU Tools – This course covers field service tool overview and description, what tasks can be performed and how it is used, starting the application, installing the FSU, and the different features and options available including hands-on demonstration work.

(2)	Administrator and Role-based Training:

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SSN shall provide training, required to enable PG&E’s IT staff to install, configure, and observe “best practices” operation of the SmartMeter System. Administrator training topics include the required qualifications for each functional role, including business operations, IT operations, NOC operations, the maintenance and operation of the *** environment, implementation of the ***, and management of third-party data center operations. Additional training topics include system architecture and administration, network engineering, UtilityIQ System application administration and *** tasks. Prerequisites include but may not be limited to completion of relevant End User Application Training (or equivalent knowledge) noted in Subsection 3.5(d)(iv)(1). Curriculum materials will include summaries of in-class topics, as well as concept documents, white papers, and other important materials such as release notes and runbook procedures as appropriate for Role-based Training.

PG&E’s forecast of onsite training requirements should include any Role-based training required and may request such sessions starting ***. Open enrollment schedule for the *** has been provided by SSN and will be updated on a quarterly basis. Training will be scheduled by agreement between PG&E and SSN, but SSN must be resourced to deliver training within *** days of request by PG&E unless otherwise agreed. Minimum class size for these courses is 4 people, maximum 12.

(3)	Custom Training:

SSN shall provide custom training classes addressing unique topics requested by PG&E not already covered by documentation materials and training provided in the context of training covered in Subsection 3.5(d)(iv)(1) or (2). Each session is assumed to be one day in delivery duration for purposes of quoting scope and pricing in the absence of firm topic requirements. If PG&E requests production of documentation materials that are supplemental to the scope of a single 1-day training, *** lead times may apply.

PG&E may schedule sessions of Custom Training starting in *** with *** days notice. Training will be scheduled by agreement between PG&E and SSN. Maximum class size for these sessions is 12 people.

(4)	***:

This training material will involve less formalized training, provided as SSN performs normal operational tasks on PG&E environments. This typically will involve ***

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***. Typical activities will involve:

***

***

***

***

***

PG&E may schedule *** at any time to coincide with existing SSN/PG&E activities.

(e)

In order that its training materials and curricula remain current and consistent with the evolution of the UtilityIQ System, SSN shall offer PG&E an annual “refresh” of materials and “delta” training covering changes in materials and/or operational procedures. If changes by SSN render obsolete prior training and procedures, SSN shall notify PG&E and make training available within *** days of such notice. Delta training, obsolescence training, and additional training sessions pursuant to Subsection 3.5(d)(iv) shall be offered at reasonable costs, in light of the pricing for the original training and *** described in Subsection 3.5(d)(iv).

(f)

SSN’s *** activities shall comply with any confidentiality obligations SSN may have to its other customers and with the rights and restrictions applicable to Licensed Material under Section 13 of the Agreement. All concepts, methodologies, and documents embodied by or produced in connection with Documentation (as described in this Section 0) shall be deemed Licensed Materials.

(g)

SSN will provide documentation, where existing, of the processes, methodologies and technologies used by SSN to support incident, problem, capacity and change management covering the UtilityIQ System (UIQ-AMM, UIQ-NEM) (Front haul, Back haul, Field Area Network and Data Center technologies). Documentation must include coverage of non-application Infrastructure Components, including configuration and operation of the OS, JBOSS, and the database components. Such documentation should cover and explain the derivation and use of all reporting metrics used by SSN in connection with reporting against SLAs, the Operational Targets (as specified in Section 8.2), and in support of each other report referenced in Section 3.4, all in sufficient detail for use by an experienced IT professional. SSN will update such existing documentation from time to time so that it remains consistent with the OLA and the IT Change Management Process, as such may evolve.

(h)	Pricing for *** activities included in this Section 0 is as follows:

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Table 2 – *** Pricing
Activity	Cost per Unit	Unit
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

(i) As of December 10, 2009, PG&E was entitled to training services to the value of $*** that were not consumed prior to that date. SSN will credit that amount against any training purchased by PG&E after that date at the rates specified in Table 2. Once the credit is exhausted, PG&E will pay for additional training at the rates specified in Table 2.

3.6	Miscellaneous Operational Support Services.

SSN will:

(a)	Import device data, including configuration of manufacturer shipment data in format for UtilityIQ System import and resolution of exceptions/errors in device import and imported data; and

(b)	Assist with the resolution of data discrepancies relating to deployment, shipment, or manufacturing problems.

3.7	Capacity and Configuration Management.

(a)

Capacity Management. SSN shall be responsible for capacity management with respect to each of the Hosted Environments. SSN shall plan and arrange for services and resources to be available within the Hosted Environments as appropriate to satisfy PG&E’s current and anticipated future business needs within the parameters of this Schedule O, including:

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(i)	Developing, maintaining and documenting capacity plans for the Production and *** Hosted Environments;

(ii)	Developing predictive and ongoing capacity indicators for the Production and *** Hosted Environments;

(iii)

Creating and analyzing utilization and trend forecasts and proactively changing the Production and *** Hosted Environments (e.g., upgrades, downgrades, enhancements, reconfiguration and performance tuning) to correctly align the performance and availability needs with infrastructure capacity while optimizing the utilization of that capacity;

(iv)	Responding to capacity-related “threshold” events and initiating the appropriate activities to avoid bottlenecks and performance degradation;

(v)	Notifying PG&E of capacity and capacity-related performance issues as soon as possible to allow PG&E to provision additional capacity when required;

(vi)	Diagnosing and resolving performance and capacity-related incidents and problems;

(vii)	With input from PG&E, modeling the implications of PG&E’s short, medium and long term plans on the capacity requirements for the Hosted Environments;

(viii)	Assessing the impact of change in the Hosted Environments on capacity plans; and

(ix)

Monitoring the production head end servers to the level of detail appropriate to produce the reports referred to in section 3.4(c) and other mutually agreed upon performance criteria. SSN will provide historical data, to the extent available, to PG&E upon PG&E’s request. In particular, SSN will monitor and predict system performance through trending, modeling, testing and analysis of detailed statistical and qualitative performance data for the UtilityIQ System.

(b)

Configuration Management. SSN shall be responsible for configuration management with respect to each of the Hosted Environments. SSN shall collect, track, manage, maintain and report on the physical presence, asset data (serial number, etc), contractual terms and configuration states of each Infrastructure Component in the Hosted Environments, including:

(i)	Establishing for PG&E approval the requirements for what asset and configuration information is to be maintained;

(ii)	By ***, make available a database (the “Configuration Database”) for such information and the appropriate tools to:

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(1)	Record and track the applicable asset and configuration information through the full lifecycle (e.g., purchase, configuration, installation, repair, redeployment, removal, disposal);

(2)	Forecast changes in asset populations and configurations;

(3)	Identify the underlying components or subcomponents;

(4)	Monitor changes made to the Database and identify and resolve inconsistent or suspect information; and

(5)	Facilitate the redeployment and/or reuse of assets.

(iii)

Making asset and configuration information available to PG&E, initially upon PG&E’s request via separate tools used by SSN to manage configurations, and after ***, via an automated delivery of reports (or access to) the configuration database referred to in the previous paragraph;

(iv)	Compiling, and making available for review and/or publication, management reports regarding assets and their association with other information in the Configuration Database;

(v)	Monitoring and enforcing software license compliance; and

(vi)	Performing, as necessary, audits of the Database to verify accuracy.

4.	UIQ MANAGEMENT SERVICES

4.1	UIQ Management Services Generally.

(a)	This Section 4 is applicable to all Production and Non-Production Environments except as expressly stated below.

(b)

SSN will be responsible for the sizing, provisioning, setup, configuration, implementation, monitoring, management, operation, maintenance, upgrading and support of the production and (with respect to Production and *** Environments) backup infrastructure for the UtilityIQ System including all necessary servers, data storage, routers, firewalls, network connectivity, bandwidth, third party software and other hardware.

(c)

Notwithstanding PG&E’s maintenance responsibility for hardware initially sized to the UtilityIQ System infrastructure requirements per Annex A-4, if any additional hardware is required to address performance issues attributable to SSN’s UtilityIQ System design, PG&E shall fund the first $*** of purchases, and SSN shall fund any additional purchases, exclusive of costs related to data backup, as the proposed solution has yet to be proven operationally viable. SSN shall work in good faith with PG&E to minimize PG&E’s data storage requirements and to develop a written action plan acceptable to PG&E regarding this issue prior to ***. Notwithstanding the foregoing, SSN shall not

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be responsible for furnishing additional hardware at its cost if the deployment scale, functional scope (as contemplated in Annex A-4) or major version release of the UtilityIQ Software changes, or if the proposed backup solution proves not to be operationally viable.

(d)	SSN will install new versions of the UtilityIQ Software and perform applicable routine management tasks in accordance with the IT Change Management Process.

(e)	***

(f)

SSN will make (i) all Data collected from Meters available to PG&E online for the ***, and (ii) all NEM network Data available to PG&E online for the ***, or such other duration as PG&E may reasonably require as its business requirements evolve. The Parties will mutually agree on modified pricing to the extent such requirements change.

(g)

Testing for Maintenance. Whenever SSN wishes to implement a change to the UtilityIQ System as part of its maintenance activities, SSN will be responsible for testing the change to the UtilityIQ System as specified by the IT Change Management Process and Schedule E, Section 2 (“Development Testing”). Testing of enhancements requested by PG&E will be conducted on a project basis pursuant to a separate statement of work.

(h)	Production Data Issue Resolution. SSN will assist PG&E with the resolution of production data issues. In particular, but without limitation, SSN will:

(i)	upon PG&E’s request, design strategies to resolve or mitigate data exceptions or data synchronization or data interface (e.g., to CC&B, ***, etc.) issues;

(ii)	Document acceptance criteria and acceptance testing plans;

(iii)	Design, develop, and generate test data;

(iv)	Design, develop and test data clean up routines; and

(v)	Design, develop and test any exception handling processes and tools.

(i)

SSN will provide PG&E with detailed As-Built Documentation of the following aspects of the environments hosted by SSN: Data Center location (row, rack, rack unit), environment identifier (customer, type, hostname), hardware information (make, model, serial number, service code), network information (MAC Address, IPv4 address, IPv6 address), remote access info (DRAC IP, DRAC switch port), power information (PDU ID, PDU socket ID), asset tag info (SSN, PG&E), and server information (CPU, Disk, memory, O/S, software). SSN will deliver documentation to PG&E within *** days following the initial

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build of any UtilityIQ System instance (including the *** environment). Changes to the UtilityIQ System hardware or software configuration shall be documented through the review and approval procedures in the IT Change Management Process. As-built Documentation shall be revised and delivered by SSN at least annually to incorporate any material UtilityIQ System hardware or software configuration changes.

(j)

If PG&E determines that new batch processing or automated tools, such as UC4, are needed to interface between the UtilityIQ System and other PG&E systems, then PG&E and SSN will work together to install and configure such tools as needed pursuant to a separate statement of work.

4.2	Database Management.

SSN will perform physical and logical database management support and administration including maintaining database structures, performing periodic standard database housekeeping and maintenance scripts, re-indexing, stored procedure re-builds, defragmentation, periodic purging of obsolete definitions and procedures and all other functions necessary to maintain the database. In addition, SSN’s database maintenance activities will include, to the extent applicable:

(a)	Capacity management of storage for database objects (tables, indexes, large objects);

(b)	Management of ASM (Oracle file server manager), other database-related file systems, and SAN storage for database files;

(c)	Management of batch jobs for data loading and reference tables;

(d)	Monitoring and research of security events occurring in the database;

(e)	Management of user security access to the database (including roles and privileges); and

(f)	Database restore/rollback as required for testing or to address Data corruption or Data loss.

4.3	Implementation of UtilityIQ Software Upgrades and Firmware.

(a)	SSN will implement UtilityIQ Software Upgrades by installing them on the servers operated by SSN, in accordance with the IT Change Management Process and the terms of the Agreement. ***.

(b)	With advance notice and approval by PG&E, SSN will perform firmware upgrades in deployed Endpoints, Access Points and Relays. For training purposes, ***. Implementation may include applying the latest

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firmware version to all deployed Endpoints, Access Points and Relays, as reasonably determined by PG&E. All firmware releases will be coordinated and approved in advance by PG&E and will be in accordance with the IT Change Management Process.

4.4	PG&E Participation.

(a)	SSN will provide PG&E personnel with access to the following:

(i)	Access to the UtilityIQ Software (including all application GUIs, functions, features) ***;

***

***

***

(b)

PG&E shall have access *** to the UtilityIQ System to monitor and report metrics. PG&E’s monitoring of the UtilityIQ System does not relieve SSN of its accountability for overall systems operations, monitoring and management for each Service to the extent it has not been discontinued pursuant to Section 2.2. Subject to the foregoing, ***.

(c)	PG&E shall not implement changes in the Production Environment unless agreed by, and under the direction of, SSN, or unless responsibility for the specific task has been transitioned to PG&E.

(d)	Upon agreement between SSN and PG&E on the need for Field Network and Endpoint maintenance, PG&E’s AMS Ops team will be responsible for PG&E work order dispatch and timely work completion.

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4.5	Third Party Software – UtilityIQ System.

(a)

SSN will be responsible for coordinating with third party software vendors to properly support all third party software required to operate, manage and maintain the UtilityIQ System and to provide all Services under this Schedule O. SSN will provide PG&E with details of all required third party software and will take PG&E’s reasonable recommendations into account in relation to the purchase of such software.

(b)

SSN will be responsible for adding to, replacing, and upgrading any third party software, and managing on PG&E’s behalf support and maintenance services provided by vendors of software procured by PG&E in accordance with Section 5.2(b) of the Agreement, to the extent necessary to support the UtilityIQ System and to provide all Services under this Schedule O. SSN’s responsibilities with respect to third party software include installing, configuring, applying third party patches and performing quality assurance testing of third party software (subject always to any third party supplier’s recommendations or requirements regarding installation, configuration, testing or support of such third party software). SSN will provide documentation regarding such test results when required by PG&E.

(c)	SSN will coordinate with third party software vendors to perform patch management services for the third party software in accordance with the IT Change Management Process including:

(i)	monitor the availability of, and implement as appropriate, third party software fixes/patches made available by third party software suppliers;

(ii)	co-operate with third party suppliers, as necessary to properly support third party software;

(iii)	co-ordinate, verify and, as appropriate, implement critical patches (including security patches), service packs, hot fixes and upgrades and new releases of third party software;

(iv)	in cooperation with the third party software vendor monitor, maintain (in accordance with applicable specifications) and tune the third party software on a periodic basis; and

(v)

co-operate with third party suppliers to properly support third party software as necessary for the successful operation of the UtilityIQ System operates according to its documentation, specifications and operational requirements.

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5.	FIELD NETWORK SERVICES

5.1	Field Network Management.

(a)	This Section 5.1 is applicable to the Production Environment, the San Francisco pilot and the TIC lab Environment only.

(b)	SSN will be responsible for management and coordination of the Field Network including:

***

***

***

***

***

***

***

(c)	As part of the Field Network Services, SSN will:

***

***

***

***

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***

***

***

***

***

***

(d)	PG&E will, based upon input from SSN, be responsible for ***.

5.2	Field Network Monitoring and Reporting.

(a)

SSN will monitor the Field Network and the reachability of all network devices comprising the Field Network ***, and will follow the OLA procedures to promptly report any failures or unavailability for appropriate escalation. Notwithstanding the foregoing, PG&E will investigate any issue affecting fewer than ***. PG&E will escalate such issues to SSN, as necessary to help resolve the problem. SSN will investigate any Meter issue impacting *** and any issue that a preliminary assessment suggests is caused by a systemic problem (architectural, engineering, software, product design, etc). SSN will escalate such issues to PG&E as necessary. PG&E will perform all in-field investigations. SSN resources can be made available at PG&E’s request with a minimum of *** advance notice *** for in-field investigations.

(b)	SSN will manage and maintain all tools used in Field Network monitoring and performance reporting.

(c)

SSN will obtain the data from the Field Network equipment that is necessary to meet reporting requirements and will retain the data for *** days unless mutually agreed otherwise via the Change Control Process set forth in Annex D-1.

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6.	DATA CENTER SERVICES

6.1	General Terms.

(a)	This Section 6 is applicable to all Production Environments and Non-Production Environments except as expressly stated below.

(b)	Through its subcontractors, ***, SSN shall provide Data Center Services from a Data Center environment that meets the standards set out below.

(c)	*** are approved subcontractors for the purposes of Schedule J.

(d)

Any relocation of the Data Center Services (whether between separate data center facilities or within a data center) shall require PG&E’s prior written approval upon adequate prior notice. The addition, termination, or substitution of a Data Center subcontractor shall trigger the Change Control Process set forth in Annex D-1.

(e)	The parties have agreed to replace *** with an alternative Data Center facility as described in Section 7.6.

6.2	Locations, Allocation of Processing Environments and Access.

(a)	The Data Center Services will be located at *** data center at ***, and at *** data center at *** (each separately and jointly to be referenced herein as the “Data Center”).

(b)

SSN will establish certain Environments at the Data Center as approved by PG&E, and will relocate Environments as directed by PG&E from time to time. Any relocation of Environments after the Amendment 6 Effective Date and any associated fees or cost reimbursements due to SSN will be documented and agreed in a separate statement of work in accordance with the Change Control Process set forth in Annex D-1.

(c)	SSN will coordinate PG&E access to the Data Center in order to conduct security inspections, scheduled and unscheduled penetration testing and security audits within 48 hours of a request for access.

6.3	General and Facility-Related Requirements.

(a)

SSN will establish the PG&E Areas which will be secure facilities for the location of the UtilityIQ System within the Data Center that have been designed to provide non-stop operations and protection of the UtilityIQ System.

***

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***

(c)	The Data Center must provide the following environmentals as required to meet the capacity, processing and communications requirements of the UIQ System:

Space;

Power;

Cooling;

Connectivity;

***

***

***

***.

6.4	Front Haul Communications.

(a)

SSN will work together with PG&E as shown in the table immediately following this Section 6.4 (entitled “Section 6.4 Table”) to establish robust communications services for the Front-haul (Primary Hosting Data Center up to the demarcation point at ***) and between the Data Center and any backup or *** facility such that there is no single point of failure in the communications network, with rapid fail-over from primary to backup circuits in the event of failure (with primary and secondary circuits provided by different service providers), such that SSN can meet its Data Delivery and *** Service Levels (as described in Section 8.3 and Subsection 6.6(c), respectively). As part of its NOC operating procedures, SSN shall establish a plan to maintain communications with the Field Network if a major interruption in service occurs or a disaster is declared. “Deliver” and “Delivery” of Data are defined in the Section entitled “Definitions” in Annex A-5.

(b)	SSN will provide and manage any load balancing for the UtilityIQ System.

Section 6.4 Table: Circuits and Responsibilities

(To be used only for describing responsibilities by circuit.)

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Responsible Party
Circuit description	Circuit	Define Requirements	Purchase & maintain contract with Service Provider	Monitor & Manage
***	***	***	***	***
	***	***	***	***
	***	***	***	***
***	***	***	***	***
***	***	***	***	***
	***	***	***	***
	***	***	***	***
***	***	***	***	***
	***	***	***	***
***	***	***	***	***
	***	***	***	***
***	***	***	***	***

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Responsible Party
Circuit description	Circuit	Define Requirements	Purchase & maintain contract with Service Provider	Monitor & Manage
	***	***	***	***
***	***	***	***	***
	***	***	***	***

***
***

6.5	Back-haul Communications

(a)	SSN will work together with PG&E to establish specifications (bandwidth, technology, etc.) for the Back-haul communication circuit(s) shown in the table immediately above entitled “Section 6.4 Table”;

(b)	PG&E will procure and pay for the Back-haul communication services;

(c)	PG&E will submit a letter of agency to the necessary telecommunications providers giving SSN permission to submit and escalate operational issues on their behalf; and

(d)	SSN will perform ***.

6.6	***.

***

***

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***

***

***

***

***

***

***

***

***

***

***

***

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***

6.7	Baseline Support for Core Network Infrastructure in the Data Center.

SSN will perform:

(a)	Break-fix and/or repair Services;

(b)	Performance monitoring and tuning of core Data Center Infrastructure Components (including routers, switches, firewalls, security tools, etc.);

(c)	Operational maintenance of network Infrastructure Components (i.e., day-to-day operational support with upgrades and enhancements as required).

6.8	Ownership and Acquisition of Hardware and Third Party Software.

(a)

PG&E will purchase all necessary hardware and third party software licenses in accordance with Annex A-4 (Third Party Products and IT Infrastructure Specifications) of the Agreement. SSN shall provide backup hardware and software (until the Parties agree that PG&E’s hardware and software is capable of providing backup functionality) and the core network infrastructure connecting the Production and *** environments.

(b)

SSN will keep the PG&E hardware located at the Data Center free from all liens, charges and encumbrances and shall bear the risk of loss of or damage to the hardware (ordinary wear or tear excepted) from any cause occurring on or after delivery of the hardware to SSN or to the Data Center except to the extent caused by PG&E.

(c)	SSN will clearly label all hardware which is the property of PG&E as being the property of PG&E. PG&E will provide all asset tags to SSN.

6.9	Data Center Hardware Installation and Maintenance.

(a)

SSN will manage receiving, unpacking, racking, installation, configuration, and quality assurance testing of the hardware that is to be hosted at the Data Center (subject always to any third party supplier’s recommendations or requirements regarding installation, configuration or support of such hardware).

(b)

Any hardware purchased by PG&E will be dedicated to PG&E’s exclusive use. PG&E-dedicated equipment must be in a dedicated cage segregated from SSN and third party equipment unless otherwise approved by PG&E.

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(c)

SSN will manage, as appropriate, de-installing and removing Data Center hardware; providing initial troubleshooting, diagnosis and problem resolution services in the event that problems are discovered with any hardware during the installation process.

(d)

PG&E will execute hardware maintenance contracts with hardware suppliers or their certified maintenance providers, including without limitation availability of the support service ***. SSN will cooperate with third party maintenance providers to provide corrective and Preventive Maintenance for the Data Center hardware. SSN also will manage third party suppliers of such maintenance to the extent enforceable by SSN. SSN will be available as necessary on the schedule stated in the OLA to maintain the hardware in good operating condition and in accordance with manufacturer’s specifications or other agreements as applicable, (including, for example, replacing hard drives, power supplies, memory processors and other components as necessary) and in order to meet or exceed the Service Levels, subject always to the availability of third party maintenance providers which may not be available on a *** basis. SSN will provide PG&E with details of all required maintenance services for the Data Center hardware. PG&E will take SSN’s reasonable recommendations into account in relation to the procurement of such maintenance services.

(e)

SSN will cooperate with third party maintenance providers to provide troubleshooting, diagnosis and problem resolution services and will manage maintenance and warranty services provided by Data Center hardware vendors to the extent enforceable by SSN.

(f)

If PG&E enters into a third party maintenance agreement that provides a ***, and if the *** causes SSN to fail to comply with a service level or other requirement of this Schedule O, then SSN’s failure to comply with the service level or requirement will be excused to the extent caused by that ***.

6.10	Data Center Asset Management.

(a)

SSN will assist PG&E to maintain a Data Center asset register listing details of all licenses, consents and approvals; all SSN and third party software; all hardware and associated leases and maintenance agreements; all service contracts; and the location, configuration and utilization of those items, relating to the UtilityIQ System and assets at each Data Center.

(b)

SSN will not remove any PG&E hardware (or any part of the hardware such as storage media) or transfer or remove any third party software licensed by PG&E or other PG&E material without prior written consent of PG&E.

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(c)	SSN will advise PG&E if any Data Center hardware needs to be refreshed over the Term and will replace or upgrade the hardware as part of a refresh program only with PG&E’s prior written approval.

6.11	*** Specific Requirements.

SSN will configure all equipment in the *** Environment to run the PG&E production environment in the event of ***.

6.12	Backup of *** Environment

(a)

Frequency. SSN will implement a backup solution to back up the *** Environment (meaning the *** Environment excluding the logical environment associated with ***) as agreed with PG&E on a case by case basis. Unless otherwise agreed, the default backup frequency will be *** backups. At other times, backups on a less frequent basis may be adequate. Upon request by PG&E, SSN will backup the *** Environment at *** conducted in *** Environment. SSN shall retain that backup until the earlier of:

(i)	the next *** commences; or

(ii)	*** from the backup.

(b)

If any Data in the *** Environment are corrupted or lost, or PG&E requests that Data be restored during a PG&E test cycle, SSN will take immediate steps to begin restoring Data from the most recent back-up. PG&E will specify the *** to use in restoring the Data, which will be consistent with the period for which backups are retained, as set out in Subsection 6.6(a). SSN will complete Data recovery:

(i)	If Data restoration is required due to ***; or

(ii)	If Data restoration is required due to ***.

(c)	SSN will test the recovery functionality of the backup solution upon initial implementation and then on a *** and provide test plans and results to PG&E on these tests.

6.13	Backup of Lower Environments

For each of the Lower Environments, SSN shall provide an operational backup or standby copy of the database at appropriate times, for example prior to upgrades to the environments, ***. Such backup or copy may be kept onsite or offsite.

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7.	SECURITY REQUIREMENTS

7.1	Security Policies.

(a)

SSN shall comply with the PG&E information security policies and standards referenced in Attachment 1 hereto as applicable to SSN’s Data Center Services, and the policies referred to in Schedule I of the Agreement (collectively, the “Security Policies”), as well as with any updates and supplements to them so long as PG&E provides *** days notice to SSN and ***. SSN agrees to take whatever remedial action may be required to cause the Data Center, the Services, and the Infrastructure Components under the control of SSN to remain compliant with the Security Policies.

(b)	SSN acknowledges and agrees that the Security Policies shall apply to each environment in which any instance of the UtilityIQ System is hosted.

(c)

***, PG&E may perform a thorough security survey of SSN and its subcontractors from time to time. Following such review, PG&E may request additional security measures beyond those required by the Security Policies. SSN, and any relevant subcontractors, shall review such requests and either agree to comply or propose alternative methods of mitigation subject to approval by PG&E ***. In either case, the Parties will agree to appropriate commercial terms related to additional security measures, ***.

(d)	PG&E reserves the right to perform additional on site assessments to verify the implementation of security controls in accordance with this Section 6.13.

(e)

SSN will grant PG&E the requisite access to each Data Center in order to perform its routine information security monitoring activities, including ***, which may be provided by one or more third party agents to PG&E.

(f)

SSN will cause its subcontractors to comply with the provisions of this Section 7. Nothwithstanding the foregoing, the parties agree that certain PG&E policies and standards listed in Section 2 of Attachment 1 are not relevant to SSN’s subcontractors that are Data Centers; the relevant PG&E policies and standards are noted in that Attachment.

(g)	SSN shall implement all material aspects of its adopted security policy relevant to SSN’s obligations under this Schedule O by no later than ***.

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***

(h)	***.

(i)

SSN (using its subcontractors when necessary) shall reasonably assist PG&E in its compliance efforts (and any related remediation projects) relative to emerging standards, regulations, risk management activities, and the following specific initiatives (all to the extent they materially impact any aspect of the Hosting Services):

(i)	Cyber security;

(ii)	Audit compliance;

(iii)	NERC-CIP requirements;

(iv)	IT asset management;

(v)	NIST IR 7628 SmartGrid CyberSecurity Strategy and Requirements, and

(vi)	FERC 2004 Order of Separation.

(j)	SSN acknowledges the evolving nature of the foregoing requirements and initiatives and agrees to provide PG&E ongoing assistance as they evolve. ***

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7.2	Physical Security.

***

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7.3	Virus Protection.

SSN shall install mutually agreed upon virus scanning software, update virus signature in a timely fashion and maintain secure configuration over time on all servers that send data to or are connected to the PG&E network.

7.4	Penetration Testing.

(a)

PG&E may carry out penetration testing of any environment that is part of the UtilityIQ System to identify and analyze any potential security vulnerabilities, hardware or software flaws or operational weaknesses in the UtilityIQ System; provided that it coordinates the conduct of such testing with SSN.

(b)	In carrying out penetration testing, PG&E may:

(i)

Use a third party contractor to perform the tests provided that such third party contractor has entered into a non-disclosure agreement with PG&E regarding the conduct and results of the penetration testing; and

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(ii)	***.

(c)

SSN will cooperate with PG&E in planning and performing penetration testing, as well as in the prompt remediation of any vulnerabilities detected as a result of penetration testing. PG&E shall be entitled to perform penetration testing ***.

7.5	Security Breaches

SSN will perform security monitoring and log events. SSN will advise PG&E *** if SSN becomes aware of any vulnerability or unauthorized access to any SSN systems used by PG&E or any other customer of SSN.

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(a)

Standalone Tests. SSN shall perform regular testing of *** capabilities and procedures approximately *** using test objectives approved by PG&E. PG&E will have the right to participate in and audit the *** tests and procedures. SSN shall provide PG&E with a written report of the test results, and shall perform problem resolution and retesting of unsuccessful test components in a timely manner. The timing of such testing will be subject to the prior written approval of PG&E and will be scheduled so as not to conflict with testing of new releases of the UtilityIQ Software being conducted in ***.

(b)

Integrated Tests. SSN will schedule one of the semi-annual tests referred to in Subsection 9.1(a) to coincide with PG&E’s *** walk-throughs and *** tests. SSN will participate in PG&E’s test process. PG&E will give SSN reasonable notice of PG&E’s testing schedule.

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11.	ADDITIONAL TASK ORDERS

PG&E may authorize SSN to perform additional and ancillary services in support of the Hosting Services by executing task orders in a form acceptable to both parties, subject to any applicable funding and approval limits as advised by PG&E from time to time. Services provided pursuant to a task order, when approved and executed by both parties, will be provided under and subject to the terms of this Schedule O except as specifically provided in the task order. Significant changes to the services and activities performed by SSN pursuant to this Statement of Work will be documented in a separate statement of work.

12.	DEFINITIONS

Capitalized terms used and not otherwise defined herein will have the meanings set forth in the Agreement. In addition, the following definitions apply to this Schedule O:

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“Amendment 6 Effective Date” is defined in Amendment 6.

“Back-haul” means the wide area network between Access Points and the Data Center.

“Billing Endpoint” is defined in Subsection 8.5(a)(i).

“Clearance Conditions” means the PG&E announced window approved for maintenance.

“Configuration Database” is defined in Subsection 3.7(b)(ii).

“Data” means all information generated by the Field Network equipment and Endpoints for all data, analysis and reports generated from such information. Data includes, but is not limited to, Meter reads, Field Network status, and equipment configuration/status.

“Data Center” is defined in Subsection 6.2(a).

“Data Center Services” is defined in Subsection 1.1(e)(iii).

“Deliver” and “Delivery” of Data are defined in the Section entitled “Definitions” in Annex A-5.

“*** Manager” is defined in Section 9.3.

“Discontinuance” is defined in Subsection 2.2(f).

“Discontinuance Date” is defined in Subsection 2.2(d).

“Endpoint” means a Meter.

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“Field Network” means the RF Mesh Network being constructed by PG&E in the SmartMeter Project and includes Relays, Access Points and the Back-haul network. The Field Network does not include Meters, eBridges or sBridges. The Field Network communicates with the UtilityIQ System.

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“Field Network Services” is defined in Subsection 1.1(e)(ii).

“Front-haul” means the communications network between the Data Center and PG&E’s other data centers.

“Hosted Environments” means the system environments that are hosted and supported by SSN pursuant to this Schedule from time to time. The Hosted Environments are identified in Table 1 in Subsection 1.1(d). The list of Hosted Environments may be updated by the Parties via Change Order from time to time. The Hosted Environments are comprised of Production Environments and the Non-Production Environments (*** and Lower Environments) as identified in the table in Section 1.1(d).

“Hosting Services” means any of the UIQ Management Services, the Field Network Services, the Data Center Services, and the *** Services to be provided by SSN pursuant to this Schedule, as described in Section 1.1(e).

“Infrastructure Components” means all of the hardware, software, facilities, communications links and tools forming part of, or used (i) to operate or manage the UtilityIQ System and, through it, (ii) to operate or manage the Field Network, and (iii) to communicate between the UtilityIQ System and PG&E’s data centers. The Infrastructure Components include:

(a)	SSN’s proprietary software products, as existing now and in the future, and as licensed to PG&E pursuant to the Agreement;

(b)	The equipment used to operate and run the UtilityIQ System and products described in paragraph (a), including server equipment, data storage and peripherals;

(c)	***;

(d)	***;

(e)	Relays;

(f)	NICs, including onboard HAN interface;

(g)	Firmware;

(h)	Back-haul dedicated circuit(s) or *** to WAN Carrier ***;

(i)	Fronthaul dedicated circuit(s) or *** to PG&E; and

(j)	Data Center.

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“IT Change Management Process” means the mutually agreed upon change management process that is set out in the document entitled “PG&E Vendor Change Management Process Manual, SmartMeter IT Infrastructure (Silver Spring Networks)”.

***

“Lower Environment” means an Environment designated as such in the table in Section 1.1(d).

“Neighborhood Area Network” or “NAN” means the wireless network connectivity between Endpoints and Access Points. The NAN is also sometimes referred to as the LAN.

“Non-Production Environment” means an Environment designated as such in the table in Section 1.1(d).

“OLA” means the Operating Level Agreement.

“Operational Targets” is defined in Subsection 8.2(a).

“Optimization” or “Optimize” mean the process or set of actions described as such in Annex A-2, Section 2.1.

“PG&E Areas” means the location in the Data Center where PG&E’s hardware is located.

“PG&E *** Coordinator” is defined in Section 9.3.

“Preventive Maintenance” means those activities performed by SSN which are necessary or desirable for the continuous provision of Hosting Services at their stated Service Levels, including, but not limited to, those activities which require the temporary cessation of one or more services.

“Primary Hosting Data Center” means the data center provided by SSN for Hosting Services for the Production Environment in accordance with this Schedule O.

“Production Environment” means the environment(s) designated as such in the table in Section 1.1(d).

“Provisioned Endpoint” is defined in Annex A-5.1.

“Provisioned AP” and “Provisioned Relay” means a network infrastructure device located in an area of the Field Network that is in an “Active” operational state within the UtilityIQ System.

“Reachable” is defined in Subsection 8.2(c).

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“Resolved” and “Resolution” is defined at Subsection 8.5(a)(iii).

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“Security Policies” is defined in Subsection.

“Service Level” means a measure of performance of the SmartMeter System and/or SSN’s delivery of Services pursuant to this Schedule O, as specified in Section 8.

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“System Change” means any change that constitutes a modification of infrastructure, UtilityIQ Software, third party software, process or policy, including:

(a)

“Configuration Management” which includes modification to, addition or removal of, any of the Infrastructure Components within the UtilityIQ System, including servers, firewalls, Access Points, Relays or NIC components;

(b)

“Software Version Control” which includes a change or modification to any applications, operating systems, firmware, databases, source code or features / functions of any application components within the UtilityIQ System that would constitute a version change;

(c)	“Process/Policy modifications” which includes changes made to any operational or security policies and or processes associated with use and integration of the UtilityIQ System; and

(d)	“Configurable Settings” which includes any parameter that may be configured or adjusted at the option of system users or administrators.

“Term” is defined in Subsection 2.1(a).

“Transition Plan” is defined in Subsection 2.2(d).

“Transition Planning” is defined in Subsection 2.2(d).

“Transition Services” is defined in Subsection 2.2(h).

“UIQ Management Services” is defined in Subsection 1.1(e)(i).

“Unreachable” is defined at Subsection 8.5(a)(ii).

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“UPS” means uninterruptible power systems.

“UtilityIQ Software” means the object code version of the SSN software described in Annex A-7 to the Agreement and associated Documentation (each as may be updated from time to time), including UtilityIQ Software Upgrades.

“UtilityIQ System” means the implemented production system running the Software licensed to PG&E pursuant to the Agreement, including associated data, interfaces, databases, middleware, operating systems, network and storage infrastructure, peripherals, as well as all third party software (whether packaged or not) and hardware required to operate the foregoing.

“UtilityIQ Software Upgrades” means upgrades, updates and/or enhancements of the UtilityIQ Software as created or developed by or for SSN.

[End]

LIST OF ATTACHMENTS TO SCHEDULE O

Attachment 1 to Schedule O	Security Policies and Standards

Attachment 2 to Schedule O	Hosting and Management Fees

Attachment 3 to Schedule O	Operating Level Agreement (OLA)

Attachment 4 to Schedule O	***

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Schedule O (Hosting and Managed Services)

Attachment 1 – PG&E Information Security Policies and Standards

Section 1. PG&E security configuration manuals.

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Attachment 2 to Schedule O - One Time Charges
Description	Item	PG&E P.O. Task ID	Period Covered	One Time Charges	Notes
Data Center Services
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ATTACHMENT 3

To Schedule O

Attachment 3

To Schedule O

(Amendment 6)

Information Systems

Technology Services (ISTS)

SmartMeter Service Ticket Management

Operating Level Agreement

SmartMeter IT Infrastructure

Silver Spring Networks (“SSN”)

PG&E and Silver Spring Networks Confidential Information

For use by Authorized Persons Only

Page 1 of 23 Attachment 3 To Schedule O (Amendment 6)

Legal Notices

NOTIFICATION: Pacific Gas and Electric Co. (hereafter referred to as PG&E) practices as described in this document are intended for PG&E personnel. An authorized PG&E representative must expressly approve any conflicting interpretation or deviation(s) from this document for special applications. PG&E reserves the right to enhance or modify these in the pursuit of better business practices.

NOTICE OF COPYRIGHT: Copyright 2008 by Pacific Gas and Electric Co. as an unpublished work. All rights reserved. In claiming any copyright protection that might be applicable, PG&E reserves and does not waive any other rights it may have (by agreement, statutory or common law, or otherwise) with respect to this material. See “Notice of Proprietary Rights”.

NOTICE OF PROPRIETARY RIGHTS: This manual and the material on which it is recorded is the property of PG&E. Its use, reproduction, transfer, and/or disclosure to others, in this or any other form is prohibited except as permitted by a written License Agreement from PG&E.

TRADEMARKS: All company and product names in this document may be trademarks of the company with which they are associated.

Document Classification

Documentation Classification

PG&E and SSN CONFIDENTIAL – For PG&E and SSN Internal Use by Authorized Personnel.

Trademark Information

Registered Trademarks

ITIL ® is a Registered Trade Mark and a Community Trade Mark of the Office of Government Commerce

© 1985-2004 The Committee of Sponsoring Organizations of the Treadway Commission, COSO

All trademarks used or referred to in this document are the property of their respective owners>

Page 2 of 23 Attachment 3 To Schedule O (Amendment 6)

Document Control

SmartMeter Process Manual Change Record

Date	Author/ Contributors	Description of Changes	Approved By System Owner	Approval Date	Communication Method	Version
February 2010		Original version incorporated into Schedule O via Amendment 6				1.0

Revisions

Note: The latest “Version” in the change record must be entered on the title page under “Document Version Number.”

All changes to this document must be approved by PG&E and SSN’s Document Sponsors listed below (or their replacements as notified by either party from time to time) and, when approved, recorded in the change record above using the following standards:

1.	A major change will be recorded as a first digit change: 1.0.

2.	A minor change will be recorded as a second digit change: 0.1

3.	Changes made to the document after sign off will be in red until the next sign off.

Document Sponsors

If a document sponsor is unavailable then whoever is designed by them to act in their place can also act with respect to this document.

Sponsor	Contact Information
***	***
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Annual Review Record

The system owner and business owner must review this document annually, anytime between January 1 and December 31.

System Owner Annual Review Date	System Owner Name	Business Owner Annual Review Date	Business Owner Name
	IT Operations		, Business Operations

Page 3 of 23 Attachment 3 To Schedule O (Amendment 6)

1.	DOCUMENT SUMMARY		5

	1.1	Purpose	5
	1.2	Document Governance and Contractual Status	5
	1.3	Contacts	5
	1.4	Internal PG&E Documents and References	6
	1.5	SmartMeter System Overview	7

2.	SERVICE TICKET MANAGEMENT REQUIREMENTS		8

	2.1	What Infrastructure and Software Is Covered?	8
	2.2	What Tickets are Covered?	8
	2.3	Overview of Ticket Management Process	8
	2.4	Ticket Response and Resolution	10
	2.5	How are Ticket Priority Levels Determined?	14
	2.6	How are Tickets Generated?	15
	2.7	How Are Security Related Incidents Handled?	16
	2.8	What are SSN’s Ticket Management Responsibilities?	16
	2.9	Problem Management	17
	2.10	Escalation Procedures – Priority 1 and 2 Tickets	18

3.	TICKET MANAGEMENT PROCESSES		18

	3.1	Ticket Management Process Flow	18
	3.2	Defect Remediation - Overview	21

4.	DEFINITIONS		22

Page 4 of 23 Attachment 3 To Schedule O (Amendment 6)

1.	DOCUMENT SUMMARY

1.1	Purpose

This Operating Level Agreement (the “OLA”) presents the requirements and processes for the management, tracking, resolution and reporting of Incidents, Service Requests and Tech Support Requests, with respect to the IT systems and operating environments of the PG&E SmartMeter System that are provided and/or hosted by SSN.

These requirements and processes form part of PG&E’s over-arching incident and service ticket management process, which is referred to in this OLA as the “Ticket Management Process”.

The processes in this document may result in a need for change management. Change management documentation for SSN and PG&E environments can be found in the references. A familiarity with all of the referenced documents is necessary to ensure a complete understanding of requirements and processes related to Incident Reporting, Defect Reporting and the Change Management Process.

1.2	Document Governance and Contractual Status

Changes to this document require review and approval by PG&E and SSN Vendor Change Representatives. The Change Representative will determine whether a change or update is significant enough to require additional approval by others within their respective management hierarchies. If so they will obtain approval of the Document Owners. Sign off may be done by getting an approval e-mail from each listed Owner.

Contacts will be referred to by position or title within the main body of this document. Contact lists giving current contact information is allowed within the Appendix and may be updated without following a full approval process.

This document is intended to be an operational tool. Compliance with Version 1.5 of this document is also mandatory because this Version (and subsequent approved versions and updates) have been incorporated into the SmartMeter Program Upgrade Supply Agreement between PG&E and SSN (refer to Amendment No. 6 and amended and restated Schedule O).

1.3	Contacts

Contact information can be found in Appendix 4.1, 4.2, and 4.3.

Page 5 of 23 Attachment 3 To Schedule O (Amendment 6)

1.4	Internal PG&E Documents and References

Name	Document Location / Tracking
Change Management Process Manual SmartMeter IT Infrastructure	As provided to SSN by PG&E from time to time
PG&E Vendor Change Management Process Manual	As provided to SSN by PG&E from time to time
PG&E SSN Hosting Contract “Schedule O Production Hosting Services”	Each party has its own copy of the executed Schedule.
ISTS Information Security Incident Response Plan
Incident Response Team/Incident Management Team Procedures	As provided to SSN by PG&E from time to time

Page 6 of 23 Attachment 3 To Schedule O (Amendment 6)

1.5	SmartMeter System Overview

Understanding the SSN – PG&E Process for Ticket Management Process begins with a basic understanding of the SmartMeter System and of the PG&E incident and service ticket management process. The jointly managed process is tailored to provide the required input to the PG&E internal process allowing PG&E to fulfill the stewardship required of it while allowing SSN to have a more efficient process to handle incidents and service requests.

Silver Springs Network (SSN) provides a RF-based AMI system. It has Access Points as part of a Wide Area Network (WAN). Each WAN routes data for a wireless Neighborhood Area Network (NAN) comprised of SSN relays and electricity meters. Note: Figure 1 below represents existing 3.6.1 architecture. Architecture will be updated over time to meet capacity and software requirements.

Figure 1.

***

Page 7 of 23 Attachment 3 To Schedule O (Amendment 6)

2.	SERVICE TICKET MANAGEMENT REQUIREMENTS

2.1	What Infrastructure and Software Is Covered?

This OLA applies to:

•	The production and non-production hardware, software and services that are included in the hosting and management services provided by SSN pursuant to Schedule O; and

•	all Software that is subject to the maintenance and support obligations in Schedule H.

2.2	What Tickets are Covered?

The Ticket Management Process encompasses the following types of incidents and requests:

•

Incident Reports – relating to the unplanned loss or degradation of service of an Infrastructure Component. The evaluation and resolution of an Incident may include a determination that the Incident is the result of a Defect in SSN Software, in which case the requirements of Schedule H (Software Maintenance and Support) will govern the correction of the Defect within the overarching Ticket Management Process as more fully explained below.

•

Service Requests – minor discretionary changes to Software, hardware or services that may be requested by PG&E, such as an access-related request (new user setup, password resets, etc) and minor changes to the composition and timing of system generated reports. Significant discretionary changes (major software enhancements, etc) must follow the Change Control process and are not covered by the Ticket Management Process.

•

Tech Support Requests – Requests for technical support and assistance from PG&E pursuant to Schedule H, such as how to use the Software and interfaces developed by SSN as necessary for the operation, maintenance, support and enhancement of PG&E’s SmartMeter System provided by SSN.

Each Incident Report, Service Request and Tech Support Request opened either by PG&E or SSN is referred to as a “Ticket”.

2.3	Overview of Ticket Management Process

(a)	The primary goals of the Ticket Management Process are:

(i)

For Incident Reports, to resolve each Incident so that service functionality and security is restored and to mitigate the effects of the Incident, consistent with the priority or severity level assigned to that Incident. Secondary goals are to

Page 8 of 23 Attachment 3 To Schedule O (Amendment 6)

document the Incident as well as the remedial and/or preventive measures taken to prevent or minimize the likelihood of reoccurrence of the Incident.

(ii)	For Service Requests, to successfully complete the request within the required resolution time frame.

(iii)	For Tech Support Requests, to successfully complete the request within the required resolution time frame.

(b)	Tickets will be handled in the following manner:

(i)	The Ticket is opened by SSN as described in Section 2.8.

(ii)

A priority is assigned by PG&E based on the potential impact if the incident or request goes unresolved and may be based upon business urgency. Priority levels are identified in Table A below and are more fully described in Section 2.5. PG&E may propose changes to the priority designation of a Ticket at any time, so long as that change is consistent with the priority levels stated in this OLA, by providing notice of the change to SSN. Notification must be given by the PG&E representatives identified in the notification table in Section 3.1. If SSN disagrees with the Priority level assigned to a Ticket, or if SSN believes that a Ticket should not be opened in SSN’s system, it may escalate the Ticket to one of PG&E’s Designated Representatives (see Section 3.1). In order to change a Ticket priority level to P1 or P2 PG&E also must contact SSN by telephone or in person to confirm that SSN is aware of this change.

(iii)

Acknowledgement is made by SSN within the required response times (Table 2) based upon priority. For areas within its responsibility, SSN will be responsible for Resolving the Incident or Request. This includes:

(1)	Completing Resolution activities, which will include implementing workarounds as necessary to restore service as soon as possible pending implementation of a permanent fix.

(2)

Determining whether the Incident or Request is caused by a Defect, in which case Defect resolution must be performed by SSN in accordance with the requirements of Schedule H. Note that Schedule H assigns Severity Levels to Defects based on the criteria described in that document; Severity Levels and response/resolution times may be different to the Priority Level assigned to the underlying Incident Report or Service Request as part of the Ticket Management Process. Note also that Defect resolution under Schedule H should proceed in parallel with the implementation of a workaround wherever appropriate to re-establish service as soon as practicable.

(3)	Responding to and resolving any non-Defect related Service Requests and Tech Support Requests in accordance with this OLA.

Page 9 of 23 Attachment 3 To Schedule O (Amendment 6)

(4)	Escalating and managing the resolution of Tickets with third party suppliers within SSN’s area of responsibility (e.g., third party software and equipment suppliers) and referring field repair Tickets back to PG&E for dispatch.

(iv)

Updates are provided by SSN within the required timeframes (Table A) as to the status of each incident or request and its resolution. Resolution of non-Defect related incidents and requests is performed by SSN within the required timeframes shown in Section 2.1. SSN will report its performance against the parameters set forth in Table A on a weekly basis, as more fully described in Section 2.12.

(v)

If an Incident Ticket is Resolved via a temporary workaround or repair that is acceptable to PG&E without resolving the underlying root cause, the Ticket will be closed and a new Ticket (a “Problem Ticket”) will be opened and linked to the original Incident Ticket. The Problem Ticket will be assigned a Priority level consistent with the importance of the root cause remediation effort.

(vi)	After Resolution, a Ticket will be marked as Resolved but will not be closed until PG&E has confirmed that Resolution has been completed.

2.4	Ticket Response and Resolution

***

***

***

***

***

***

Page 10 of 23 Attachment 3 To Schedule O (Amendment 6)

Table A – Ticket Response and Resolution

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

(c)	By way of explanation of Table A:

(i)	SSN and PG&E will work continuously to Resolve all Priority 1 incidents during the periods of required availability as shown in Table A.

(ii)

SSN personnel will be available via telephone or email contact from *** each week, excluding SSN holidays, to work on all P2, P3 & P4 Tickets. SSN will provide a list of its holidays to PG&E annually in advance. SSN will provide support during all other hours through automated monitors maintained by SSN, and during these hours PG&E will have the ability to contact SSN personnel by a mutually agreed upon mechanism and receive a response in accordance with the timeframes set out in Table A above.

[1]

If an Incident involves a Software Defect that must be resolved pursuant to Schedule H, SSN’s responsibility under the OLA is to either Resolve the Defect or implement a workaround (if practicable) during this Target Resolution Time. The Incident Ticket may be closed once the workaround is implemented. If a workaround cannot reasonably be implemented within the Target Resolution Time, the Incident Ticket will remain open but will be suspended (for purposes of calculating the Ticket’s resolution time) until the Defect is resolved in accordance with Schedule H. [Example: ***.]

Page 11 of 23 Attachment 3 To Schedule O (Amendment 6)

(d)	PG&E may request, and SSN will provide, additional support as follows, at no additional charge:

(i)	SSN and PG&E personnel will be available to attend “war room/SWAT” meetings as needed (and remotely if required).

(ii)

When required by PG&E’s IT Coordination Center or during PG&E distribution outages, Infrastructure Component maintenance, Field Network firmware upgrades, SSN and PG&E personnel will be available 24x7x365 to continuously work on and Resolve P1 and P2 Incidents and Service Requests.

(iii)	If requested by PG&E with reasonable advance notice, SSN will provide heightened support in readiness for storms and other events that are expected to have a significant impact on PG&E’s operations.

(iv)

PG&E may schedule, and SSN will use commercially reasonable efforts to provide applicable operational support for, PG&E testing and maintenance activities and Service Requests on weekends and/or outside regular SSN business hours to minimize the operational impact of those activities on PG&E’s operations.

***

***

***

***	***		***		***		***		***		***

***	*	**	*	**	*	**	*	**	*	**	*	**

***	*	**	*	**	*	**	*	**	*	**	*	**

***	*	**	*	**	*	**	*	**	*	**	*	**

***	*	**	*	**	*	**	*	**	*	**	*	**

***

Page 12 of 23 Attachment 3 To Schedule O (Amendment 6)

***	*	**	*	**

***

***

***	***		***		***		***		***		***

***	*	**	*	**	*	**	*	**	*	**	*	**

***	*	**	*	**	*	**	*	**	*	**	*	**

***	*	**	*	**	*	**	*	**	*	**	*	**

***	*	**	*	**	*	**	*	**	*	**	*	**

***					*	**					*	**

***

***

***

(f)	The time taken by SSN to respond and Resolve a Ticket will be measured from the earlier of:

***

***

(g)	Time taken to respond and Resolve a Ticket will exclude:

Page 13 of 23 Attachment 3 To Schedule O (Amendment 6)

***

***

2.5	How are Ticket Priority Levels Determined?

(a)

PG&E will determine the Priority level of each Ticket at the time when the Ticket is opened. PG&E may revise a Priority level after the level is initially assigned based on changed business circumstances or a better understanding of the impact of the Ticket on its business operations. A Priority change must be approved by one of the PG&E notification representatives identified in Section 3.1 or their replacement.

(b)	Generally, PG&E will assign Priority levels using the following parameters:

Priority Level	Parameters
1	*** *** *** ***

2	*** ***

Page 14 of 23 Attachment 3 To Schedule O (Amendment 6)

***

3	*** *** ***

4	*** ***

Note: Non Production Systems are the ***, ***, Pilot, Integration and *** environments.

2.6	How are Tickets Generated?

(a)	Incident Reports, Service Requests, and Tech Support Requests may originate as follows:

(i)

Incident Reports and Defects: Discovery of an incident or defect may be made by either PG&E or SSN in either PG&E or SSN hosted infrastructure. In some cases corrective work may be required in both environments. In all cases joint system testing will be required.

(ii)

Service requests and tech support requests: Service requests and tech support requests will only be made by designated representatives of PG&E. SSN will not accept Requests from non-designated PG&E personnel unless directed to do so by a PG&E designated representative. The designated representative(s) will be advised to SSN in writing by PG&E and updated in writing from time to time.

(iii)

A Ticket must be created for each Incident Report, Service Request and Tech Support Request as described in Section 2.8. A flow diagram illustrating the Ticket management process is shown and explained further in Section 3.1.

Page 15 of 23 Attachment 3 To Schedule O (Amendment 6)

(b)	SSN shall provide and maintain a Ticketing system and support site that provides real-time Ticket creation, management and status tracking functionality to support the processes described in this OLA.

(c)

Reporting from this Ticketing system will be developed progressively with PG&E input and will be finalized to meet the automated reporting requirements of this OLA no later than *** days after execution of this amendment. Prior to that date reporting will be primarily manual or via data dumps in a form acceptable to PG&E.

2.7	How Are Security Related Incidents Handled?

In addition to the product support type “Incidents” defined in this document, PG&E also has Security Incident Response Policies that address any events or circumstances that significantly affect the confidentiality, integrity, or availability of PG&E information assets. SSN will immediately report and respond to all security-related incidents related to PG&E assets as described in the “security Incident” policies and plans referenced in Section 1.5. The PG&E Information Security (InfoSec) group is responsible for primary support for information security incidents. This may result in an Incident ticket being opened by PG&E for action by SSN if Infrastructure Components are implicated.

2.8	What are SSN’s Ticket Management Responsibilities?

SSN is responsible for the following in support of PG&E’s Ticket Management Process:

(a)	Overall Responsibilities. Providing centralized ticket management of Incident, Service Request and Tech Support Request Tickets assigned to SSN using a Ticket management methodology and a ticketing tool that satisfy each of the following requirements:

(i)	Methodological alignment with the current version of ITIL.

(ii)	A published Ticket Reporting manual reflecting SSN’s approach and enabling tools;

(iii)

Continuous coordination with PG&E’s IT service desk, including the ability for PG&E to have “read” mode access to SSN’s Ticketing platform (or to a portal interface for the same) in order to observe SSN’s activities relative to the recording, assignment, tracking, escalation of Tickets.

(iv)

On-demand access to standardized current and historical reports on PG&E Tickets, with information on current status, the overall ticket queue, and response and resolution times for each Priority level.

(b)	Implementation and maintenance of processes under which a single SSN point of contact is assigned end-to-end responsibility for managing the resolution of each Ticket;

Page 16 of 23 Attachment 3 To Schedule O (Amendment 6)

(c)	Provision, operation, maintenance and administration of a single Ticket tracking and management tool (the “Ticket Management System”);

(d)	Management and tracking of Tickets to closure or Resolution, as applicable;

(e)	Establishment and maintenance of staff support teams and escalation points for PG&E within SSN;

(f)	Logging of Ticket requests into the Ticket Management System upon receipt from an authorized PG&E representative, automated alarm or other source;

(g)	Providing to PG&E, maintaining and regularly updating the Documentation describing SSN’s Ticketing review and reporting procedures;

(h)	Collecting and reporting Ticket metrics to PG&E on a monthly basis, in electronic form, including the following:

(i)	Ticket aging report (by priority level and by age, as approved by PG&E); and

(ii)	The metrics described in Section 2.4(d) ***.

(i)

Ensuring that the SSN Personnel providing support are experienced in the installation and deployment of the SmartMeter System and familiar with the Products and Services provided under the Agreement. PG&E may request that SSN Personnel providing technical support be included in the list of *** set out in Schedule Q (Approved Subcontractors and Key Personnel), and subject to the provisions of Section 26.2 of the Agreement (***).

(j)

SSN will provide PG&E electronic access to SSN’s Ticketing system and support site that enables PG&E to open Tickets. The support site must enable PG&E to review Ticket status and obtain consolidated Ticket reports. Until such support site is implemented, PG&E may open Tickets by telephone or e-mail, and SSN will use its internal tools to open, track and report concerning Tickets. SSN will update the status of PG&E’s open Tickets weekly in the internal tool or the future support site, whichever tool/site is the currently available problem ticket system.

(k)

Third Party Software. In connection with third party software that is required to run the UtilityIQ System, SSN will coordinate its Ticket response and problem management efforts with relevant third parties, and will assist with:

(i)	Patch installation and migration (including the preparation of related test plans and patch testing results);

(ii)	Root cause analyses; and

(iii)	System configuration in preparation or following patch testing or patch installation.

2.9	Problem Management

(a)	For each Priority 1 and Priority 2 Incident that is within SSN’s responsibility, SSN will analyze and report as follows:

***

Page 17 of 23 Attachment 3 To Schedule O (Amendment 6)

***

***

***

(b)

In some cases and as an exception, SSN may not be able to provide a root cause analysis (for example, in the case of a one-time Incident that cannot be replicated). In this case the parties will mutually agree that a root cause analysis will not be provided.

(c)	For Priority 3 Tickets, SSN will ***

2.10	Escalation Procedures – Priority 1 and 2 Tickets

(a)	If a Priority 1 Ticket is not responded to within the targeted response timeframe, the Ticket is automatically escalated within SSN as follows:

***

***

***

***

(b)	If a Priority 2 Ticket is not responded to within the targeted response timeframe, the Ticket is automatically escalated as follows:

***

***

3.	TICKET MANAGEMENT PROCESSES

3.1	Ticket Management Process Flow

The Ticket Management process flow is summarized in the following flowchart:

Page 18 of 23 Attachment 3 To Schedule O (Amendment 6)

***

Page 19 of 23 Attachment 3 To Schedule O (Amendment 6)

The above flowchart is explained further in the following table:

Step	Description
1.	***
2.	*** ***

***	***	***
***	***	***
***	***	***
***	***
***	***

3.	*** ***

***	***
***	***
***	***

4.	***
5.	***
6.	***

Page 20 of 23 Attachment 3 To Schedule O (Amendment 6)

Step	Description
***
8.	***
9.	*** *** ***

Notification (via phone and email) in accordance with the above flow diagram will be to the following individuals (Designated Representatives). This table may be updated by the parties as required to reflect changes in responsibilities and staffing.

Designated Representatives

	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

3.2	Defect Remediation - Overview

Defects must be addressed in accordance with Schedule H. The following chart illustrates the process that PG&E follows to track and manage Defects. SSN is responsible for supporting PG&E in the management of this process, consistent with SSN’s obligations in Schedule H.

Page 21 of 23 Attachment 3 To Schedule O (Amendment 6)

***

4.	DEFINITIONS

“Defect” is a term used specifically in connection with SSN Software and is defined in Schedule H. In summary, a Defect is any failure of the Software to conform to and perform in accordance with its Documentation or the Product Description, or any warranty given by SSN.

“Incident” means a problem with SSN Software or any other system component for which SSN is responsible for monitoring, management and support under the Agreement.

“Incident Report” Means a verbal, electronic or written communication from PG&E to SSN or within SSN reporting an Incident to SSN’s support desk. An Incident Report Ticket will identify the Incident and specify the Priority level assigned to it by PG&E.

“Problem Ticket” means a ticket opened to address the root cause of an Incident after the Incident is Resolved, as more fully described in Section 2.3(b)(v).

Page 22 of 23 Attachment 3 To Schedule O (Amendment 6)

“Respond” means to take the following steps: (i) open a Ticket for that item with the relevant information in SSN’s Ticket Management System; (ii) assign the Ticket to an individual; and (iii) confirm to PG&E that the Ticket has been received and has been assigned to an individual for resolution.

“Resolve” means:

***

***

***

“Service Request” or “SR” means a verbal, electronic or written communication from PG&E to SSN’s support desk requesting minor discretionary changes to Software, hardware or services. Service Requests do not relate to Incidents. A Service Request Ticket will specify the Priority level assigned to it by PG&E.

“Tech Support Request” means a verbal, electronic or written communication from PG&E to SSN’s support desk requesting technical support and assistance from SSN with respect to SSN Software as part of the Software support services under Schedule H. Tech Support Requests do not relate to Incidents.

Page 23 of 23 Attachment 3 To Schedule O (Amendment 6)

Attachment 4 to Schedule O - Summary

***
***	***	***	***
***	***	***	***
	***	***	***
	***	***	***
***			***
***	***	***	***
	***	***	***
	***	***	***
***			***
***			***

Schedule O Attachment 4	Page 1 of 1

SmartMeter Upgrade Project Supply Agreement (SSN)

ATTACHMENT 2

Annex A-5

(Amendment 6 Restatement)

PG&E and SSN Confidential	Attachment 2 Annex A-5
(Amendment 6 Restatement)

SmartMeter Upgrade Project Supply Agreement (SSN)

PG&E and SSN Confidential	Attachment 2 Annex A-5
(Amendment 6 Restatement)

SmartMeter Upgrade Project Supply Agreement (SSN)

Schedule A

Annex A-5 Functional Requirements and Product Roadmap1

(a)	This Annex A-5, together with Attachment A-5.1 (SmartMeter System Performance Standards) and Attachment A-5.2 (Functional Requirements Table) sets forth:

(i)

certain technical, operational and functional requirements for the Products, including requirements that are *** (collectively, these technical, operational and functional requirements for the Products are referred to as the “Functional Requirements”); and

(ii)	additional features and functionality that the Parties ***.

(b)

Exhibit 3 (PG&E SmartMeter System Level Requirements) to the Agreement sets forth the system-level requirements for the SmartMeter System that have been used to develop the Functional Requirements for the Products that are set forth in this Annex A-5. Exhibit 3 is attached for informational purposes only.

(c)

In the column headed “Timing” in Attachment A-5.2 (Functional Requirements Table), if where a date after 2008 is noted, the Products delivered to PG&E after that date must comply with the related timing requirement.

(d)	The column headed “Exhibit 3 Reference” in Attachment A-5.2 (Functional Requirements Table) provides a cross-reference to the relevant section of Exhibit 3 (PG&E SmartMeter System Level Requirements).

[1]	Annex A-5 and its attachments have been amended and restated pursuant to Amendment No. 6.

PG&E and SSN Confidential	Attachment 2 Annex A-5
Page 1	(Amendment 6 Restatement)

SmartMeter Upgrade Project Supply Agreement (SSN)

Annex A-5

SSN Compliance Statement

Attachment A-5.1

SmartMeter System Data Delivery Requirements2

This Attachment sets out the Functional Requirements pertaining to the timely and complete delivery of metering data when the SmartMeter System has been installed in accordance with SSN’s network design.

The following Functional Requirements apply to each I*** (Statement of Work), Section 2.1(k).

1.	DEFINITIONS

For the purposes of this Annex A-5.1:

***

***

***

***

2.	FUNCTIONAL REQUIREMENTS

***

[2]	Amended and Restated pursuant to Amendment 6.

PG&E and SSN Confidential	Attachment 2 Annex A-5
Page 2	(Amendment 6 Restatement)

SmartMeter Upgrade Project Supply Agreement (SSN)

Annex A-5 – Functional Requirements and Product Roadmap

Attachment A-5.1 Performance Standards

***

***

***

***

***

***

***

***

***

***

***

***

***

***

[3]	***

PG&E and SSN Confidential	Attachment 2 Annex A-5
Page 3	(Amendment 6 Restatement)

SmartMeter Upgrade Project Supply Agreement (SSN)

Annex A-5 – Functional Requirements and Product Roadmap

Attachment A-5.1 Performance Standards

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

3.	EXCLUSIONS

PG&E and SSN Confidential	Attachment 2 Annex A-5
Page 4	(Amendment 6 Restatement)

SmartMeter Upgrade Project Supply Agreement (SSN)

Annex A-5 – Functional Requirements and Product Roadmap

Attachment A-5.1 Performance Standards

***

***

***

***

***

***

***

***

***

***

***

***

***

PG&E and SSN Confidential	Attachment 2 Annex A-5
Page 5	(Amendment 6 Restatement)

SmartMeter Upgrade Project Supply Agreement (SSN)

Annex A-5 – Functional Requirements and Product Roadmap

Attachment A-5.1 Performance Standards

***

***

***

***

***

***

***

PG&E and SSN Confidential	Attachment 2 Annex A-5
Page 6	(Amendment 6 Restatement)

SmartMeter Upgrade Project Supply Agreement (SSN)

Annex A-5 – Functional Requirements and Product Roadmap

Attachment A-5.1 Performance Standards

Annex A-5

SSN Compliance Statement

Attachment A-5.2

Functional Requirements Table4

[Refer to separate spreadsheet]

[4]	Amended and Restated pursuant to Amendment 6.

PG&E and SSN Confidential	Attachment 2 Annex A-5
Page 7	(Amendment 6 Restatement)

SmartMeter Program Upgrade Supply Agreement (SSN)

ATTACHMENT 3

Annex A-2

(Amendment 6 Restatement)

PG&E and SSN Confidential	Attachment 3
Annex A-2
(Amendment 6 Restatement)

SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

Annex A-2

Statement of Work

Amended and Restated pursuant to Amendment No. 6

PG&E and SSN Confidential	Attachment 3
Page 1	Annex A-2
(Amendment 6 Restatement)

SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

		Page
1. TASK 1 - PROJECT MANAGEMENT		4
1.1	SSN Responsibilities	4
1.2	PG&E Responsibilities	4
2. TASK 2 - NETWORK DESIGN AND OPTIMIZATION		4
2.1	SSN Responsibilities	4
2.2	Design Process	5
***		***
***		***
***		***
***		***
***		***
***		***
***		***
***		***
3. TASK 3 – FIELD DEPLOYMENT		15
3.1	Task 3.1 General Field Deployment Responsibilities	15
***		***
***		***
4. TASK 4 – UIQ HOSTING		23
5. TASK 5 - SYSTEM INTEGRATION		23
5.1	SSN Responsibilities	23
5.2	PG&E Responsibilities	25
6. TASK 6 – TESTING		26
***		***
***		***
***		***
***		***
***		***
***		***
7. TASK 7- TECHNICAL SUPPORT SERVICES AND TRAINING		30
7.1	Task 7.1 Technical Support Services	30
7.2	Task 7.2 – Training	30
8.		***
***		***
9. ***		***
10. ADDITIONAL TASK ORDERS		32
11. CHARGES		32

PG&E and SSN Confidential	Attachment 3
Page 2	Annex A-2
(Amendment 6 Restatement)

SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

OVERVIEW

(a)

This Statement of Work is a description of certain work performed or to be performed[1] under the SmartMeter Program Upgrade Supply Agreement (the “Agreement”) between Pacific Gas and Electric Company (PG&E) and Silver Spring Networks (SSN) related to SmartMeter Upgrade Project network design, deployment, optimization, integration, testing and ongoing support. For clarity, certain SmartMeter Upgrade Project hosting services are described in Schedule O to the Agreement.

(b)	This Statement of Work specifies the work to be provided by SSN for PG&E and it defines each Party’s roles and responsibilities.

(c)

SSN shall supply all necessary management, supervision, personnel, equipment, materials, tools, products, services, supplies, licenses and on-site support to deliver the Products and Services as set forth in this Statement of Work and in the Agreement.

(d)

The network access points (“Access Points”) and relays (“Relays) provided by SSN, including all associated attachments, features, accessories and peripheral devices, and other tangible components of such Access Points and Relays, as such units are described in Annex A-7 (List of SSN Products and Product Tools) (the “Network Equipment”) shall be scalable to support growth in the customer base through the purchase by PG&E of more Access Points, Relays and Software, as necessary, to support at least ***Meters. If more than *** Meters are deployed, refer to section 2.4 of this Annex A-2 and section 10.2 of Schedule O.

(e)

During the SmartMeter Project, SSN shall allow and accommodate the presence of PG&E personnel at SSN’s and subcontractors’ facilities, upon reasonable prior notice from PG&E. PG&E personnel will work at these facilities and perform QA audits and inspections in accordance with the Agreement.

(f)

Exhibit 1 to this Statement of Work is a chart showing field network deployment activities before optimization (the “Deployment Activities Chart”). The Parties refer to the Deployment Activities Chart throughout this Statement of Work to clarify the sequence of deployment activities and the dependencies between deployment activities. If there is any conflict between a provision of this Statement of Work and the corresponding descriptions in the Deployment Activities Chart, the provision of this Statement of Work will have precedence.

[1]

In preparing Amendment No. 6, the parties did not attempt to update all of the Sections of this Annex A-2 to identify completed, ongoing and future activities. Consequently, this Annex A-2 describes all of the services to be provided by SSN after the Effective Date of the Agreement (i.e. after July 23, 2008) as subsequently modified by amendments up to and including Amendment 6, including certain services that have been completed prior to the Amendment 6 Effective Date.

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

(g)	This Annex A-2 is amended and restated pursuant to Amendment No. 6 to the Agreement.

1.	TASK 1 - PROJECT MANAGEMENT

1.1	SSN Responsibilities

The following project management tasks will be performed by SSN during the Deployment Period:

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1.2	PG&E Responsibilities

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2.	TASK 2 - NETWORK DESIGN AND OPTIMIZATION

2.1	SSN Responsibilities

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2.2	Design Process

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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3.	TASK 3 – FIELD DEPLOYMENT

3.1	Task 3.1 General Field Deployment Responsibilities

(a)	SSN Responsibilities

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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(b)	PG&E Responsibilities

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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3.2	Task 3.2 – Network Installation for initial Deployment Areas to be Completed

The initial deployment areas to be completed are ***

(a)	SSN Responsibilities

SSN may provide one or more of the following *** tasks for this phase:

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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(b)	PG&E Responsibilities

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(c)	Fees for Task 3.2

(i)	The fees for the Services provided under this Task 3.2 are set forth in the Table 6 of Annex B-1 (Pricing Tables).

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

3.3	Task 3.1.1 – Deployment Support for MV-90 Replacement Project[3]

(a)	Task 3.1.1.1 - Project Management

(i)	SSN will provide *** months of project management services as outlined in Task 1 of this Annex A-2. PG&E responsibilities are also assumed to be consistent with Task 1.

(b)	Task 3.1.1.2 - Network Design

(i)	SSN will ***. ***

(ii)	SSN will also *** consistent with Section 2.2(e). of this Annex A-2. *** PG&E responsibilities are assumed to be consistent with those listed in Section 2.

(c)	Task 3.1.1.3 – Field Deployment

(i)	SSN will provide guidelines to assist PG&E in minimizing the number of site visits. These guidelines will include ***.

(ii)	As PG&E completes the network and meter deployment, SSN will provide field troubleshooting, for a ***-month duration, in the following steps:

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[3]	Task 3.1.1 inserted pursuant to Amendment #8.

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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(iii)	Assumptions

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(d)	Task 3.1.1.4 – Network Operations Center Support

(i)	The SSN Network Operations Center (NOC) will provision a maximum of *** devices during the network installation period.

(ii)	The SSN NOC will also perform ***.

(e)	Schedule

(i)	The following is the schedule for Task 3.1.1. Any change to this schedule is considered out of scope.

(1)	`Network Design Completed: ***

(2)	Site Survey: ***

(3)	Network Installation: ***

(4)	Meter Deployment ***

(5)	SSN acknowledges that all Task 3.1.1 work is to be completed on or before ***.

(f)	Network Equipment Assumptions

Appendix A (Task 3.1.1 - MV-90 Replacement Project – Network Equipment Assumptions) to this Annex A-2 shows the network equipment assumptions for Task 3.1.1.

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

(g)	General Assumptions

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(iii)

Appendix B (Task 3.1.1 - MV-90 Replacement Project - Site Survey Schedule) to this Annex A-2 is the planned site survey schedule for Task 3.1.1. Any changes to this schedule could result in changes to pricing as they impact staffing requirements and timing.

(iv)	Any effort beyond what is stated in this scope document is considered out of scope and will be included in a separate scope of work.

(h)	Fees for Task 3.1.1

(i)

The Fees for Task 3.1.1 will be paid in a firm, fixed amount (Fixed Price) totaling $*** as specified in Table 6 (Statement of Work Charges) to Annex B-1 (Pricing Tables) to Schedule B (Pricing and Payment Terms). This stated Fixed Price will be inclusive of all overhead costs, general and administrative fees and the like, travel and living expenses, and profit. SSN will bear

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

the full risk of cost overruns and, conversely, will receive the full benefit of cost under-runs (except, in both cases, where the cost overruns or under-runs are due to PG&E making a material change to the scope and/or specifications of Task 3.1.1).

4.	TASK 4 – UIQ HOSTING

See Schedule O for a description of Hosting Services.

5.	TASK 5 – SYSTEM INTEGRATION

5.1	SSN Responsibilities

(a)	SSN will perform the following tasks related to integrating with Ecologic Analytics (EA) during this phase.

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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(b)

During the system integration phase, SSN will perform the tasks set forth below in connection with the shipper file interface. Maintenance of the interfaces or of any new interfaces requested by PG&E after network field deployment commences will require definition and scoping ***.

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5.2	PG&E Responsibilities

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[4]	Inserted pursuant to Amendment #1.

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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6.	Task 6 – Testing

This task describes the responsibilities of each Party with respect to supporting ***.

6.1	Task 6.1 – ***

(a)	SSN Responsibilities

SSN will perform the tasks listed below in connection with ***

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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(b)	PG&E Responsibilities

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6.2	Task 6.2 – ***

(a)	SSN Responsibilities

SSN will perform the tasks related to *** which are set forth below.

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(b)	PG&E Responsibilities

PG&E will be responsible for creating formal testing documentation.

6.3	Task 6.3 – ***

(a)	SSN Responsibilities

SSN will perform the following tasks related to ***:

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(b)	PG&E Responsibilities

PG&E will be responsible for ***.

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

6.4	Task 6.4 – ***

This task is to provide equipment and assistance for ***. The plan for ongoing support is developed under Task 6.6.

(a)	SSN Responsibilities

SSN will perform the following tasks related to ***.

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(b)	PG&E Responsibilities

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6.5	Task 6.5 – ***

(a)	SSN Responsibilities

SSN will perform the tasks related *** which are set forth below.

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SmartMeter Program Upgrade Supply Agreement (SSN) Annex A-2 Statement of Work

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(b)	PG&E Responsibilities

PG&E will be responsible for ***.

6.6	Task 6.6 – ***

(a)	SSN Responsibilities

SSN will perform the tasks related to *** which are set forth below.

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(b)	PG&E Responsibilities

PG&E will ***.

7.	TASK 7- TECHNICAL SUPPORT SERVICES AND TRAINING

7.1	Task 7.1 Technical Support Services

(a)	SSN Responsibilities

SSN will provide technical support as described in Attachment H of the Agreement.

7.2	Task 7.2 – Training

(i)	See generally Schedule O Section 3.5 regarding training.

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10.	ADDITIONAL TASK ORDERS

The parties may agree to supplement the services and activities performed by SSN pursuant to this Statement of Work through the execution of mutually agreed task orders from time to time, subject to any applicable funding and approval limits as advised by PG&E from time to time. Each task order, when approved and executed by the parties, will become part of this Statement of Work and the services performed by SSN under the task order will be performed under and subject to the terms of this Statement of Work and the Agreement. Significant changes to the services and activities performed by SSN pursuant to this Statement of Work will be documented in a separate statement of work.

11.	CHARGES

The Fees for the Services to be provided in this scope of work are set out in Pricing Table 6 in Annex B-1 to Schedule B (Pricing and Payment Terms).

List of Exhibits

Exhibit 1 to Annex A-2	Chart Showing Field Network Deployment Activities Before Optimization (“Deployment Activities Chart”)

Exhibit 2 to Annex A-2	***

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SmartMeter Upgrade Supply Agreement

Amendment 6

ATTACHMENT 4

[Not Used]

SmartMeter Program Upgrade Supply Agreement (SSN)

ATTACHMENT 5

Annex A-7

(Amendment 6 Restatement)

PG&E and SSN Confidential	Attachment 5 Annex A-7
(Amendment 6 Restatement)

SmartMeter Program Upgrade Supply Agreement (SSN)

Schedule A

Annex A-7 List of SSN Products and Product Support Tools1

Hardware Product	Description
Access Point SG	***

Relay SG	***

eBridge / sBridge	***

NIC	***

Gas IMU	*** ***

Water IMU	*** ***

[1]	Annex A-7 has been amended and restated pursuant to Amendment No. 6.

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SmartMeter Program Upgrade Supply Agreement (SSN)

Annex A-7 List of SSN Products and Product Tools

Software Product	Description
UtilityIQ® AMM	*** ***

UtilOS	*** ***

FWU	*** ***

MPC	*** ***

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SmartMeter Program Upgrade Supply Agreement (SSN)

Annex A-7 List of SSN Products and Product Tools

ODS	*** ***

NEM	*** *** *** ***

Product Support Tools
Tool	Description Note the following represents the Product Support Tools available at the Amendment 6 Effective Date. If these are augmented or replaced the new versions will be made available.

NODESIM	*** ***

Field Service Unit (FSU)	*** ***

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SmartMeter Program Upgrade Supply Agreement (SSN)

Annex A-7 List of SSN Products and Product Tools

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[end]

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Attachment 6

Schedule B – Annex B-2

Software Delivery Form

Site Name:

Site Address:

Name of Service Provider and Software Product:

Method of Delivery: (check 1 or 2)

1)                             Remote Telecommunications

Date Received:                             Time Received:

Transmission confirmation received from the Licensor (attach to this document)

2)                             “Load and Leave” – Using this method, Service Provider installed the Software on permanent storage of Customer’s computer and immediately thereafter removed from Customer’s site all of the media (CDs, Diskettes, etc) from which the Software was transferred.

Date Received:                             Time Received:

For purposes of any optional support services and the optional professional services, if any, provided in relation to the above-referenced Software, Service Provider agrees that any additional software delivered to PG&E in the course of providing such support and/or services will be delivered only under either of the above methods.

Attestation:

PG&E Representative (Signature)                    Service Provider Representative (Signature)

            Printed Name                                                                    Printed Name

Copy of this completed form sent to Accounts Payable – Name:

Purchase Order #                                          Order Form #

Invoice #                                          Cost Center #

Amendment 6 Attachment 5 Software Delivery Form

ATTACHMENT 7

Table 6 Statement of Work Charges - Annex B-1

to Schedule B (Attachment 7

Amendment 6 Restatement)

Annex B1 Table 6 (Amendment 6 Restatement)	PG&E and SSN Confidential	Table 6 Statement of Work Charges – Annex B-1 to Schedule B (Attachment 7 Amendment 6 Restatement)

Table 6 - Statement of Work Charges (as updated by Amendment 6)

Note: The charges shown below cover all Services provided from the Effective Date, as amended and restated pursuant to Amendment 6. Some of the charges have been invoiced and/or paid prior to the Amendment 6 Effective Date, but are shown here for completeness.

Description	Item	PG&E P.O. Task ID	Monthly Recurring Charges	One Time Service Charges	Equipment Unit Rates	Optional Equipment Charges	Total Equipment Charges	Optional Monthly Recurring Charges	Other Charges	Notes
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Attachment 8 to Amendment 6

SSN-PG&&E Confidential

SSN Rate
Resource Type	Per Day	Per hr
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Annex B1 Table 7 (Amendment 6 Restatement)

AMENDMENT NO. 5

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

PG&E and SSN Confidential

Amendment No. 5

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment no. 5 (“Amendment 5”) to the SmartMeter Program Upgrade Supply Agreement between Pacific Gas end Electric Company (“PG&E”) and Silver Spring Networks, Inc, (“SSW”), dated July 23 2008, as amended (the “Agreement”) is made and entered into on the date of last signature below.

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.	Amendments to Schedule A, Annex A-2 Statement of Work

(a)	Section 4.3 (Task 4.3 - *** Hosting) of Annex A-2 (Statement of Work) is deleted in its entirety.

(b)	Section 4.4 (Task 4.4 - *** Environment Hosting) is amended by adding new sections (a)(x) as follows:

“(x)	SSN will build a ***.”

(c)	Section 4.5 (Task 4.6 - *** Environment Hosting) is amended by’ adding new sections (a)(x) as follows:

“(x)	SSN will build a ***SSN will ***”

2.	Replacement of Schedule A, Annex A-4 Third Party Products and IT Infrastructure Specifications

(a)

Schedule A, Annex A-4 (Third Party Products and IT Infrastructure Specifications) is deleted and replaced with Schedule A — Annex A-4 (Amended - Version 2). Third. Party Products and IT Infrastructure Specifications in the form attached to this Amendment 5 as Attachment 1.

(b)

For the avoidance of doubt, Schedule A - Annex. A-4 (Amended - Version 2) Third Party Products and IT Infrastructure Specifications incorporates and supersedes changes to Annex A-4 made in Amendment 3 to the Agreement.

(c)	The *** are to-be-determined and are not included in Annex A-4 and will be agreed upon by the Parties.

3.	Replacement of Schedule B, Annex B-1, Table 6 Pricing Table

(d)

Table 8 (Statement of Work Charges) to Annex B-1 (Pricing Tables) to Schedule B (Pricing and Payment Terms) is deleted and replaced with Table 6 - Statement of Work Charges (Amended - Version 2) in the form attached to this Amendment 5 as Attachment 2.

PG&E and SSN Confidential

SmartMeter Upgrade Supply Agreement

Amendment 5

(e)	For the avoidance of doubt, Table 6 - Statement of Work Charges (Amended – Version 2) incorporates and supersedes charges set out in Amendment 1, Amendment 2 and Amendment 3 to the Agreement.

4.	Amendments to Schedule 0 Production Hosting Services

(a)	Section 21(c) of Schedule O (Production Hosting Services) is deleted and replaced with the following:

“(c)	SSN’s obligations to provide the reports referred to in this Schedule O shall commence as described in Section 3.5”

(b)	Section 3.4 of Schedule O (Production Hosting Services) is. amended as follows:

3.4(b)(i)(1) - *** is replaced with ***;

3.4(b)(ii)(1) - *** is replaced with ***;

3.4(b)(iii)(6) - *** is replaced with ***;

New Section 3.4(b)(iii)(7) is added as follows: “Memory - available kilobytes ***;”; and

Section 3.4(b)(iv) is deleted.

(c)	Sections 4.4(a) and 4.4(b) of Schedule O (Production Hosting Services) are deleted and replaced with the following:

“(a)	SSN will implement a backup solution to back up Data ***. If incremental backups are used, SSN will:

(i)	retain the ***;

(ii)	perform a full *** to be agreed by the Parties; and

(iii)	perform ***.

(b)	If any Data in the UtilityIQ System is corrupted or lost, SSN will take ***. PG&E will ***.”

(d)	Section 5.1(c) of Schedule O (Production Hosting Services) is deleted and replaced with the following:

“(c)

For the avoidance of doubt, there are *** for the provision of the Field Network Management Services associated with hosting of the *** meter system. A charge will apply to the *** and *** meter system.”

PG&E and SSN Confidential

SmartMeter Upgrade Supply Agreement

Amendment 5

5.	Addition of Schedule P *** Hosting and *** Services

A new Schedule P (*** Hosting and *** Services) in the form attached to this Amendment 5 as Attachment 3 is-added to the Agreement.

6.	General Provisions

(a)	If there is any inconsistency between the terms of this Amendment 5 and the Agreement or any prior amendment to the Agreement, this Amendment 5 will take precedence.

(b)	Capitalized terms used but not defined in this Amendment 5 have the meanings given to them in the Agreement.

(c)

This Amendment 5 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 5, including the signature pages hereto, will be deemed to be an Original. This Amendment 5 is not effective unless signed by both Parties.

(d)	Except as expressly provided herein, all terms and conditions of the Agreement shall continue in full force and effect.

PG&E and SSN Confidential

SmartMeter Upgrade Supply Agreement

Amendment 5

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 5, on the date set forth below.

PACIFIC GAS AND ELECTRIC COMPANY		SILVER SPRING NETWORKS, INC.

By:	/S/ JOHN SKERRY	By:	/S/ ERIC P. DRESSELHUYS
Printed:	John Skerry	Printed:	Eric P. Dresselhuys
Title:	Portfolio Manager	Title:	VP
Date:	5/27/09	Date:	5/26/09

PG&E and SSN Confidential

Schedule A - Annex A-4 (Amended - Version 2)

Third Party Products and IT infrastructure Specifications

This Schedule is based upon PG&E ‘specifications and assumptions as understood by the Parties at the Effective Date and may be subject to change based upon the collaboration and mutual agreement of the Parties.

1.	Utility IQ Version *** - Production Environment

Table 1A to 1C below set out all the third party products (software, equipment and maintenance) required to implement a Utility IQ Version ****** head and system in PG&E’s data center to support the deployment of a *** meter SmartMeter System with meters an *** mix of *** to *** intervals. This comprised the production system.

Table 1A — UIQ v*** Production Environment - Hardware

Servers	Contents	Hardware.	OS	Quantity	Approx Cost
***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 1A – UIQ v*** Production Environment - Hardware

Servers	Contents	Hardware	OS	Quantity	Approx Cost
***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 1B – UIQ v*** Production Environment – Network Equipment

Equipment	Interfaces/Modules	Purpose	Quantity	Approx Cost
***	***	***	***	***

Table 1C — UIQ v*** Production Environment - Hardware and Software Maintenance (Yearly)

Type	Purpose	Comments	Quantity
***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

2.	Utility IQ Version *** – *** Environment

Table 2A to 2D below set out all the third party products (software, equipment and maintenance) required to implement a Utility IQ Version ****** in the *** environment to support a *** meters and a ****** with meters at an *** mix of *** to *** intervals.

Table 2A - UIQ v*** Environment Hardware

Servers	Contents	Hardware	OS	Quantity	Approx Cost
***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 2A – UIQ v.*** Environment Hardware

Servers	Contents	Hardware	OS	Quantity	Approx Cost.
***	***	***	***	***	***

Operations Equipment
***	***	***	***	***	***

Other Items
***	***	***	***	***	***

Table-2B — UIQ v*** Environment Network Equipment

Equipment	Interfaces/Modules	Purpose	Quantity	Approx Cost
***	***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 2B – UIQ v*** Environment Network Equipment

Equipment	Interfaces/Modules	Purpose	Quantity	Approx Cost
***	***	***	***	***

Table 2C – UIQ v*** Environment – Network Cables/Equipment

Type	Purpose	Comments	Quantity
***	***	***	***

Table 2D - U1Q v*** Environment - Hardware and Software Maintenance (Yearly)

Type	Purpose	Comments	Quantity
***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 2D – UIQ v*** Environment – Hardware and Software Maintenance (Yearly)

Type	Purpose	Comments	Quantity
***	***	***
Software
***	***		***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

3.	Utility IQ Version *** – Production Environment

Table 3A to 3C below set out all the third party products (software, equipment and maintenance) required to implement a Utility IQ Version *** system in PG&E’s data center to support the full deployment of a *** meter SmartMeter System with meters at an *** mix of *** to *** intervals. This comprises the production system.

Table 3A – UIQ v*** Production Environment - Hardware

Servers	Contents	Hardware	OS	Quantity	Approx Cost.
***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 3A- UIQ v*** Production Environment — Hardware

Servers	Contents	Hardware	OS	Quantity	Approx.Cost
***	***	***	***	***	***
Operations Equipment
***	***	***	***	***	***
Other items
***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 35 — UIC4 v*** Production Environment - Network Element

Equipment	Interfaces/Modules	Purpose	Quantity	Approx Cost
***	***	***	***	***

Table 3C - UIQ v*** Production Environment - Hardware and Software Maintenance (Yearly)

Type	Purpose	Comments	Quantity
Hardware
***	***	***	***
Software
***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

4.	Utility IQ Version *** – *** Environment

Table 4A to 4D below set out all the third party products (software, equipment and maintenance) required to implement a Utility IQ Version *** in the *** environment to support a *** environment of a *** meters and a *** meters with meters at an *** mix of *** to *** intervals.

Table 4A- UIQ v*** Environment Hardware

Servers	Contents	Hardware	OS	Quantity	Approx Cost

***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 4A- UIQ v*** Environment Hardware

Servers	Contents	Hardware	OS	Quantity	Approx Cost
***	***	***	***	***	***
Operations Equipment
***	***	***	***	***	***
Other Items
***	***	***	***	***	***

Table 4B- UIQ v*** Environment Hardware

Equipment	Interfaces/Modules	Purpose	Quantity	Approx Cost
***	***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 4B - UIQ v*** Environment Network Equipment

Equipment	Interfaces/Modules	Purpose	Quantity	Approx Cost
***	***	***	***	***

Table 4C - UIQ v*** Environment – Network Cables/Equipment

Type	Purpose	Comments	Quantity
***	***	***	***

Table 4D - UIQ v*** Environment – Hardware and Software Maintenance (Yearly)

Type	Purpose	Comments	Quantity
Hardware
***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 4D - UIQ v*** Environment – Hardware and Software Maintenance (Yearly)

Type	Purpose	Comments	Quantity
***	***	***
Software
***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

5.	Utility IQ Version *** - Production Environment

Tables 5A to 5D below set out all the third part products (software, equipment and maintenance) and configuration required to implement a Utility IQ *** system to support the deployment of *** meters at the *** mix of *** to *** intervals. These products also support UIQ *** and UIQ *** up to *** meters, subject to SAN performance meeting SSN requirements. This comprises the production system.

Table 5A – Production for PG&E – Utility 1A v***

Description	Servers	Contents	OS	Quantity	HBA
***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 5A – Production for PG&E – Utility 1A v*** Hardware

Description	Servers	Contents	OS	Quantity	HBA
***	***	***		***

Table 5B – Production for PG&E – Utility 1A v3*** - Storage

Hardware	Quantity
***	***
Software
***	***

Table 5C – Production for PG&E – Utility 1A v*** - Network

Hardware	Quantity
***	***

PG&E and SSN Confidential

Attachment 1 to Amendment 5 to SmartMeter™ Upgrade Supply Agreement

Annex A-4 Third Party Products and IT Infrastructure Specifications

(Amended – Version 2)

Table 5D – Production for PG&E – Utility 1A v*** - Software

Hardware	Quantity
***	***

PG&E and SSN Confidential

Attachment 2 to Amendment 5 to SmartMeter™ Program Upgrade Supply Agreement

Schedule B – Pricing and Payments Terms

Annex B-1 – Pricing Tables

Description	Item	PG&E P.O. Task ID	Monthly Recurring Charges	One Time Service Charges	Equipment Unit Rates	Optional Equipment Charges	Total Equipment Charges	Optional Monthly Recurring Charges	Other Charges	Notes
***	***	***	***	***	***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 2 to Amendment 5 to SmartMeter™ Program Upgrade Supply Agreement

Schedule B – Pricing and Payments Terms

Annex B-1 – Pricing Tables

Description	Item	PG&E P.O. Task ID	Monthly Recurring Charges	One Time Service Charges	Equipment Unit Rates	Optional Equipment Charges	Total Equipment Charges	Optional Monthly Recurring Charges	Other Charges	Notes
***	***	***	***	***	***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 2 to Amendment 5 to SmartMeter™ Program Upgrade Supply Agreement

Schedule B – Pricing and Payments Terms

Annex B-1 – Pricing Tables

Description	Item	PG&E P.O. Task ID	Monthly Recurring Charges	One Time Service Charges	Equipment Unit Rates	Optional Equipment Charges	Total Equipment Charges	Optional Monthly Recurring Charges	Other Charges	Notes
***	***	***	***	***	***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 2 to Amendment 5 to SmartMeter™ Program Upgrade Supply Agreement

Schedule B – Pricing and Payments Terms

Annex B-1 – Pricing Tables

Description	Item	PG&E P.O. Task ID	Monthly Recurring Charges	One Time Service Charges	Equipment Unit Rates	Optional Equipment Charges	Total Equipment Charges	Optional Monthly Recurring Charges	Other Charges	Notes
***	***	***	***	***	***	***	***	***	***	***

PG&E and SSN Confidential

Attachment 3 to Amendment 5 to SmartMeter Upgrade Supply Agreement

Schedule P

SCHEDULE P

[Deleted in its entirety by Amendment No. 6]

AMENDMENT NO. 4

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC.

CONFIDENTIAL

Amendment No. 4

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 4 (“Amendment 4”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated July 23, 2008, is made and entered into on the date of last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”.

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

•	Step-Down Transformer Reimbursement

SSN agrees to reimburse PG&E for the following costs associated with the installation of step-down transformers:

$*** per unit for step-down transformer installation, plus***$***, for travel to the step-down transformer locations

SSN will reimburse these costs contingent upon the following items:

1.	PG&E will make commercially reasonable efforts to limit the aggregate costs of the tasks performed below.

2.	Step-down transformers will only be installed at those locations identified in the network design and whose available voltage is above *** volts.

3.	***.

4.	***.

5.	***.

6.	Reimbursement by SSN applies to step-down transformer installations that occur prior to the date that SSN provides network equipment with the voltage tolerance.

Amendment No. 4

All provisions of the Agreement, except as supplemented by Amendments 1, 2 and 3, shall remain in full force and effect and are reaffirmed. Governing law and venue for this amendment 4 shall be the governing law set forth in the Agreement. This Amendment 4 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 4, including the signature pages hereto, will be deemed to be an original. This Amendment 4 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 4, on the date set forth below.

Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	/S/ P.L. DIETEBLE	By:	/S/ ERIC P. DRESSELHUYS
Printed:	P.L. Dieteble	Printed:	Eric P. Dresselhuys
Title:	Manager Project Support	Title:	VP
Date:	4/7/09	Date:	3/31/09

SmartMeter Upgrade Supply Agreement

AMENDMENT NO. 3

TO THE SMARTMETER PROGRAM UPGRADE. SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC

SmartMeter Upgrade Supply Agreement

Amendment No. 3

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 3 (“Amendment 3”) to the SmartMeter Program Upgrade Supply Agreement between Pacific Gas and Electric Company (“PG&E”) and Silver Spring. Networks, Inc, (“SSN”), dated July 23 2008, as amended (the “Agreement”) is made and entered into on the date of last signature below.

NOW, THEREFORE, in, consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby, agree to amend the Agreement as follows:

1.	Amendment of Schedule. A, Annex A-4 - Third Party Products and IT Infrastructure Specifications.

Section 2 (Utility IQ Version ***) to Schedule A, Annex A-4 - Third Party Products and IT Infrastructure of the Agreement is deleted and replaced with Section 2 (SSN Production for PG&E – Utility IQ Version *** and Version ***) attached to this Amendment 3.

2.	Addition of Schedule O – Production Hosting Services

A new Schedule O – Production Hosting Services in the form attached to this Amendment 3 is added to the Agreement.

3.	Addition to Annex BA Pricing Tables

(a)

Table 6 (Statement of Work Charges) to Annex 8-1 (Pricing Tables) to Schedule B (Pricing and Payment Terms) is amended by adding the following new pricing for Production Hosting Services. The table below supersedes and replaces all prior charges associated with Section 4.2 (Task 4.2 – Production Hosting) of Annex A-2 (Statement of Work) to the Agreement.

Production Hosting Charges

Description	Catalog Number	Unit Price	Quantity	Total
UIQ Management
***	***	***	***	***

PG&E and SSN Confidential

SmartMeter Upgrade Supply Agreement

Amendment 3

Production Hosting Charges

Description	Catalog Number	Unit Price	Quantity	Total
***	***	***	***	***
Data Center Management
***	***	***	***	***
***	***	***	***	***
			Total	***

(b)	The Production Hosting Charges that -are noted as one time fees will be invoiced on signature of this Amendment 3 by both parties.

(c)	The monthly recurring Production Hosting Charges will be invoiced at the commencement of the month in which services are received.

(d)	SSN will invoice charges for development of reporting monthly on a time and materials basis, not to exceed amounts set out above, as follows: ***; SLA Reporting - ***.

(e)	Monthly hosting fee includes all ***.

(f)	Setup fee includes all ***.

(g)	Expedite fee for delivery in less than the ***.

4.	General Provisions

(a)	Capitalized terms used but not defined in this Amendment 3 have the meanings given to them in the Agreement.

(b)

This Amendment 3 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 3, including the signature pages hereto, will be deemed to be an original. This Amendment 3 is not effective unless signed by both Parties.

PG&E and SSN Confidential

SmartMeter Upgrade Supply Agreement

Amendment 3

(c)	Except as expressly provided herein, all terms and conditions of the Agreement shall continue in full force and effect.

PG&E and SSN Confidential

SmartMeter Upgrade Supply Agreement

Amendment 3

intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 3, on the date set forth below.

Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	/S/ JOHN SKERRY	By:	/S/ ERIC P. DRESSELHUYS
Printed:	John Skerry	Printed:	Eric P. Dresselhuys
Title:	Portfolio Manager	Title:	VP
Date:	4/2/09	Date:	3/31/09

PG&E and SSN Confidential

AMENDMENT NO. 2

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC.

SmartMeter Upgrade Supply Agreement

SCHEDULE O

[Amended and restated in its entirety by Amendment No. 6]

Amendment No. 2

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 2 (“Amendment 2”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated July 23, 2008, is made and entered into on the date of last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”.

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.	Task 4.1 (*** Continuation of Services) in Annex A-2 (Statement of Work) is hereby extended *** months from *** through *** at the monthly hosting fee of ***.

2.	Task 4.4 (*** Environment Hosting) in Annex A-2 (Statement of Work) is hereby extended *** months from *** through *** at the monthly hosting fee of ***.

3.	Task 4.5 (*** Environment Hosting) in Annex A-2 (Statement of Work) is hereby extended *** months from *** through *** at the monthly hosting fee of ***.

This amendment 2 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 2, including the signature pages hereto, will be deemed to be an original. This Amendment 2 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 2, on the date set forth below.

Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	/s/ John Skerry	By:	/s/ Eric P. Dresselhuys
Printed:	John Skerry	Printed:	Eric P. Dresselhuys
Title:	IT Portfolio Manager	Title:	VP
Date:	2/5/09	Date:	1/30/09

AMENDMENT NO. 1

TO THE SMARTMETER PROGRAM UPGRADE SUPPLY AGREEMENT

BETWEEN

PACIFIC GAS AND ELECTRIC COMPANY

AND

SILVER SPRING NETWORKS, INC.

Amendment No. 1

To

SmartMeter Program Upgrade Supply Agreement

Between

Pacific Gas and Electric Company and Silver Spring Networks, Inc.

This amendment No. 1 (“Amendment 1”) to the SmartMeter Program Upgrade Supply Agreement (“Agreement”) between Pacific Gas and Electric Company (“PG&E”) and Silver Spring Networks, Inc. (“SSN”), dated July 23, 2008, is made and entered into on the date of last signature below. Herein, each of PG&E and SSN may individually be referred to as a “Party” and both may collectively be referred to as the “Parties”.

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend Annex A-2 (Statement of work) and Annex B-1 (Pricing Tables) to the Agreement as follows:

1.	Amendment to Annex A-2 (Statement of Work).

A.	The following new section 4.6 – ***-Lite Hosting is hereby added:

“4.6 TASK 4.6 – ***-lite Hosting

(a)	SSN Responsibilities

(i)	SSN will set up, configure and host an ***-lite environment at *** consisting of Equipment and associated software to be used as an interim ***. These tasks and activities shall include:

***

(ii)	***

(iii)	***

(iv)	***

(v)	***

(vi)	***

(vii)	***

(viii)	***

(ix)	***

(b)	PG&E Responsibilities

(i)	***.

(ii)	***.

(iii)	***.

B.	The following is hereby added to Task 5 (System Integration, SSN Responsibilities):

“5.1(a)(xvi) ***”

2.	Amendment to Table 6 (Statement of Work Charges) to Annex B-1 (Pricing Tables) to Schedule B (Pricing and Payment Terms).

A.	The following pricing is hereby added to Task 3.2 (Network Installation for Initial Deployment Areas to be Completed in 2008):

Description	Unit Price	Quantity	Total
***	***	***	***

TOTAL			***

B.	The following new Task 4.6 (***-lite Hosting) pricing is hereby added:

Description	Unit Price	Quantity	Total
Task 4.6 – ***	***	***	***
Task 4.6 – ***	***	***	***

TOTAL			***

*Includes *** Cost of *** that will not be invoiced to PG&E to the extent *** and/or SSN are able to use the allotment of space and power for other customers. Included with any invoice for the recurring monthly fee, SSN will certify in writing that neither *** nor SSN were able to use the allotment of space and power for other customers for the month being invoiced.

C.	The following new pricing is hereby added to Task 5:

Description	One Time Service Charge	Notes
Task 5 – ***	***	***

This amendment 1 may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument. Each Party will receive a duplicate original of the counterpart copy or copies executed by it. A facsimile or pdf copy of this Amendment 1, including the signature pages hereto, will be deemed to be an original. This Amendment 1 is not effective unless signed by both Parties.

Intending to be legally bound, each of the Parties has caused its duly authorized representative to execute this Amendment 1, on the date set forth below.

Pacific Gas and Electric Company		Silver Spring Networks, Inc.

By:	/s/ John Skerry	By:	/s/ Eric P. Dresselhuys
Printed:	John Skerry	Printed:	Eric P. Dresselhuys
Title:	IT Portfolio Manager	Title:	VP
Date:	1/22/09	Date:	1/14/09